As filed with the Securities and Exchange Commission on July 7, 2003

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-7310

ARK FUNDS

Two Portland Square

Portland, Maine 04101

(207) 879-1900

Rick A. Gold, President

Two Portland Square

Portland, Maine 04101

(207) 879-1900

Date of fiscal year end: APRIL 30, 2003

Date of reporting period: APRIL 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.    REPORTS TO STOCKHOLDERS.

Clear-cut strategies for confident investing.

April 30, 2003	Corporate Classes Annual Report

U.S. Treasury Cash Management Portfolio

U.S. Government Cash Management Portfolio

Prime Cash Management Portfolio

Tax-Free Cash Management Portfolio

Managed by Allied Investment Advisors, Inc.

[GRAPHIC]

This report and the financial statements contained herein are submitted for the general  information of shareholders of the ARK Funds and do not constitute investment advice. The  report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for each of the portfolios included. Shares of the portfolios are not deposits of any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested. The views in this report are those of the portfolio manager as of April 30, 2003, and may not reflect his views as of the date this report was first published or anytime thereafter. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. For information about ARK Funds Portfolios, please call 1-800-ARK-FUND (1-800-275-3863).

LETTER TO SHAREHOLDERS

JUNE 2003

Dear Shareholder,

With this Annual Report, we will update you on the progress of the ARK Cash Management Portfolios as of April 30, 2003. We are proud to have been able to grow assets to over $991 million as of April 30, 2003 and pleased to have been able to provide competitive returns during the continuing difficult economic conditions that have impacted us all during the past fiscal year.

In addition to providing you with information about the Portfolios’ performance, diversification, and holdings, the portfolio manager’s Management Discussion and Analysis provides information about economic factors affecting the Portfolios.

The past six months have been full of activity for ARK Funds. In our Semi Annual Report dated October 31, 2002, we told you about the pending acquisition of Allfirst Financial, Inc. by M&T Bank Corporation of Buffalo, New York. That acquisition was completed on April 1, 2003.

Earlier this year, the respective boards of trustees of ARK Funds and the VISION Group of Funds (the proprietary mutual fund company of M&T Bank Corporation) each met and authorized a tax-free reorganization of certain ARK and VISION portfolios, subject to shareholder approval. A Special Meeting of Shareholders of each of the affected portfolios will be scheduled, and a proxy/prospectus containing additional information will be sent to shareholders soon.

We thank you for investing in the ARK Funds, and we look forward to continuing to help you meet your financial goals.

Sincerely,

William H. Cowie, Jr.

Chairman

ANNUAL REPORT    /    APRIL 30, 2003

1

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CASH MANAGEMENT PORTFOLIOS

Cash Management

Portfolios

Our investment management philosophy is defined by three objectives: to preserve principal, to maintain daily liquidity, and to maximize current income. To achieve these objectives, we actively manage the Cash Management Portfolios, utilizing our conservative and highly disciplined relative value approach, which is constantly monitored and reviewed seeking to ensure that the Portfolios’ goals are realized.

To preserve principal, we consider only those issuers that pass our stringent credit evaluation process. The goal of the credit evaluation process is to select high-quality issuers that present minimal credit risk. The evaluation process is based on both quantitative and qualitative factors that highlight the issuer’s ability to maintain its credit rating and leading industry position. Issuers are monitored and reviewed by the Allied Investment Advisors Investment Policy Committee, which is comprised of senior personnel from Allied Investment Advisors, Inc. (AIA).

To provide daily liquidity, we manage our maturities and engage in overnight repurchase agreements seeking to obtain the highest short-term credit ratings. Each repurchase agreement is collateralized by U.S. Treasury or U.S. government agency securities.

To maximize current income, we actively manage the Portfolios. We seek to take advantage of short-lived trading opportunities and market inefficiencies by employing a relative-value approach that emphasizes security selection.

Each Portfolio’s strategy starts with an average maturity decision. This decision is determined by a number of factors, such as analysis of our shareholders’ liquidity needs, expected Federal Reserve monetary policy and yield curve, and implied forward interest-rate analysis.

Upon determining a Portfolio’s average maturity, we analyze each market sector to determine which sectors we believe are cheap, thus providing value, and which sectors are expensive. Individual securities are then selected. This in-depth analysis allows us to identify perceived market inefficiencies and trading opportunities.

3

CASH MANAGEMENT PORTFOLIOS

CASH MANAGEMENT PORTFOLIOS

James M. Hannan

PORTFOLIO MANAGER

James M. Hannan is manager of the Cash Management Portfolios, and is manager or co-manager of other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan has been a Portfolio Manager of Allied Investment Advisers, Inc. (“AIA”) since 1996, a Vice President of Allfirst Bank from 1987 to 2003 and a Vice President of Manufacturers and Traders Trust Company (“M&T Trust”) since 2003. He has more than 15 years of experience in the investment industry.

U.S. Treasury Cash Management

U.S. Government Cash Management

Prime Cash Management

Tax-Free Cash Management

Management Discussion and Analysis

Interest rates fell over the past fiscal year, as economic growth remained elusive. The 2-year Treasury note’s yield declined from a fiscal-year high of 3.37% on May 17, 2002 to 1.49% on April 30, 2003. The Federal Reserve lowered short-term interest rates once during the period in November 2002 to 1.25% from 1.75%.

During the past fiscal year we continued to invest in high-quality, short-term securities that present minimal credit risk. We maintained the average maturity of the Portfolios by selectively purchasing securities maturing in either the latter part of 2003 or early 2004.

Given the tepid economic growth and low inflation environment, we believe the Federal Reserve may either lower interest rates during the summer or maintain the current rate of 1.25% for the foreseeable future. Because of our expectations for economic growth and Federal Reserve policy, we may choose to maintain a barbelled portfolio structure, attempting to maintain principal preservation and daily liquidity, while also seeking to provide a competitive rate of return. As always, we will continue to consistently utilize our conservative and disciplined relative value investment process.

APRIL 30, 2003    /    ANNUAL REPORT

4

CASH MANAGEMENT PORTFOLIOS

Performance as of April 30, 2003*

U.S. Treasury Cash Management Portfolio

	Corporate II Class Shares	Corporate III Class Shares	iMoneyNet, Inc. Treasury Institutional Average†
Seven Day Simple Yield	0.69%	0.54%	0.79%

THIRTY-DAY YIELD COMPARISON

Prime Cash Management Portfolio

	Corporate Class Shares	Corporate II Class Shares	Corporate III Class Shares	iMoneyNet, Inc. First Tier Institutional Average†
Seven Day Simple Yield	1.07%	0.82%	0.67%	0.92%

THIRTY-DAY YIELD COMPARISON

*	Past performance is not predictive of future performance.
†	The performance of the iMoneyNet, Inc. averages do not include operating expenses that are incurred by each Portfolio.

U.S. Government Cash Management Portfolio

	Corporate II Class Shares	Corporate III Class Shares	iMoneyNet, Inc. Gov’t & Agencies Institutional Average†
Seven Day Simple Yield	0.84%	0.69%	0.88%

THIRTY-DAY YIELD COMPARISON

Tax-Free Cash Management Portfolio

	Corporate III Class Shares	iMoneyNet, Inc Tax-Free National Average†
Seven Day Simple Yield	0.72%	0.79%

THIRTY-DAY YIELD COMPARISON

ANNUAL REPORT    /    APRIL 30, 2003

5

U.S. TREASURY CASH MANAGEMENT PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Treasury Obligations — 100.1%

U.S. Treasury Bills ^
1.250%, 05/22/03	$294	$294

1.234%, 06/05/03	2,389	2,386

1.217%, 07/10/03	48	48

1.210%, 05/01/03	4,448	4,448

1.209%, 05/15/03	562	562

1.182%, 08/21/03	113	113

1.176%, 09/18/03	2,528	2,516

1.171%, 08/07/03	1,148	1,144

1.166%, 10/02/03	108	107

1.155%, 07/03/03	1,788	1,784

1.154%, 07/17/03	16,954	16,912

1.145%, 08/28/03	2	2

1.142%, 05/29/03	5,650	5,645

1.142%, 07/24/03	1,219	1,216

1.131%, 10/16/03	138	137

1.129%, 09/25/03	4,864	4,842

1.110%, 06/12/03	358	358

TOTAL U.S. TREASURY OBLIGATIONS (COST $42,514)		$42,514

TOTAL INVESTMENTS — 100.1% (COST $42,514)		$42,514

OTHER ASSETS & LIABILITIES, NET — (0.1)%		$(33)

TOTAL NET ASSETS — 100.0%		$42,481

^	The effective yield at time of purchase is shown as the rate on the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

6

U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Government Agency Obligations — 50.6%

FFCB ^
1.616%, 05/15/03	$6,000	$5,996

1.576%, 05/28/03	15,000	14,983

FHLB
6.875%, 08/15/03	35,100	35,652

5.250%, 02/13/04	10,000	10,304

5.125%, 09/15/03	7,500	7,603

2.500%, 11/14/03	5,000	5,029

2.060%, 07/02/03	5,000	5,000

1.500%, 03/08/04	4,000	4,000

1.450%, 05/14/04	5,000	5,000

1.400%, 03/29/04	12,000	12,000

1.300%, 04/07/04	10,000	10,000

FHLB ^
1.250%, 05/01/03	50,000	50,000

FHLB ‡
1.210%, 09/27/04	5,000	4,998

1.190%, 05/27/04	15,000	14,993

1.089%, 06/17/03	9,200	9,200

FHLMC
7.375%, 05/15/03	30,000	30,059

FHLMC ^
1.760%, 07/17/03	20,000	19,926

FNMA
5.500%, 09/29/03	9,000	9,153

5.125%, 02/13/04	25,000	25,747

4.000%, 08/15/03	68,903	69,440

FNMA ^
1.250%, 05/01/03	100,000	100,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $449,083)		$449,083

Description	Principal Amount (000)	Market Value (000)

Repurchase Agreements — 49.2%
Deutsche Bank, 1.280%, dated 04/30/03, matures 05/01/03, repurchase price $125,004,444 (102% collateralized by various U.S. Treasury Obligations)	$125,000	$125,000

First Boston, 1.270%, dated 04/30/03, matures 05/01/03, repurchase price $50,001,764 (102% collateralized by various U.S. Treasury Obligations)	50,000	50,000

Goldman Sachs, 1.250%, dated 04/30/03, matures 05/01/03, repurchase price $125,004,340 (102% collateralized by various U.S. Treasury Obligations)	125,000	125,000

Goldman Sachs, 1.100%, dated 04/30/03, matures 05/01/03, repurchase price $11,431,395 (102% collateralized by various U.S. Treasury Obligations)	11,431	11,431

Salomon Brothers, 1.250%, dated 04/30/03, matures 05/01/03, repurchase price $125,004,340 (102% collateralized by various U.S. Treasury Obligations)	125,000	125,000

TOTAL REPURCHASE AGREEMENTS (COST $436,431)		$436,431

TOTAL INVESTMENTS — 99.8% (COST $885,514)		$885,514

OTHER ASSETS & LIABILITIES, NET — 0.2%		$1,796

TOTAL NET ASSETS — 100.0%		$887,310

^	The effective yield at time of purchase is shown as the rate on the Schedule of Investments.
‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.

FFCB — Federal Farm Credit Bureau

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

7

PRIME CASH MANAGEMENT PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

Corporate Obligations — 22.9%

Banks — 9.5%

Bank of New York
6.625%, 06/15/03	$1,000	$1,006

Canadian Imperial Bank NY ‡
1.420%, 04/12/04	1,000	1,000

Deutsche Bank NY
1.685%, 03/10/04	1,000	1,000

U.S. Bancorp
6.000%, 05/15/04	1,500	1,571

TOTAL BANKS		$4,577

Financials — 4.4%

Associates N.A.
5.750%, 11/01/03	1,000	1,021

Heller Financial
6.000%, 03/19/04	1,050	1,093

TOTAL FINANCIALS		$2,114

Security Dealers & Brokers — 9.0%

Bear Stearns
6.150%, 03/02/04	1,000	1,037

Goldman Sachs Group +
6.650%, 08/01/03	250	253

Goldman Sachs Group ‡
1.590%, 04/26/04	1,000	1,002

Morgan Stanley ‡
1.810%, 03/09/04	1,000	1,004

1.579%, 08/18/03	1,000	1,001

TOTAL SECURITY DEALERS & BROKERS		$4,297

TOTAL CORPORATE OBLIGATIONS (COST $10,988)		$10,988

Description	Principal Amount (000)	Market Value (000)

Asset-Backed Securities — 1.9%

Ford Credit Auto Owner Trust, Ser 2003-A, Cl A1
1.363%, 10/15/03	$485	$485

Honda Auto Receivables Owner Trust, Ser 2002-3, Cl A1
1.823%, 08/18/03	—†	—†

Whole Auto Loan Trust, Ser 2002-1, Cl A1
1.420%, 12/15/03	416	416

TOTAL ASSET-BACKED SECURITIES (COST $901)		$901

Asset-Backed Commercial Paper — 30.2%

Bavaria ^
1.281%, 05/23/03	1,500	1,499

Ciesco ^
1.242%, 06/17/03	2,000	1,997

Citibank ^
1.253%, 05/09/03	1,000	1,000

Corporate Asset Receivables ^
1.253%, 06/26/03	2,000	1,996

Delaware Funding ^
1.252%, 05/28/03	2,000	1,998

Edison Asset Securitization ^
1.253%, 06/10/03	1,000	998

Falcon Asset Securitization ^
1.271%, 06/02/03	2,000	1,998

General Electric Capital
1.268%, 11/07/03	1,000	1,000

Sigma Finance
1.280%, 05/27/03	2,000	2,000

TOTAL ASSET-BACKED COMMERCIAL PAPER (COST $14,486)		$14,486

Commercial Paper — 8.3%

Financials — 8.3%

Societe Generale NY ^
1.248%, 07/07/03	2,000	1,995

UBS Finance Delaware LLC ^
1.260%, 05/07/03	2,000	2,000

TOTAL FINANCIALS		$3,995

TOTAL COMMERCIAL PAPER (COST $3,995)		$3,995

APRIL 30, 2003    /    ANNUAL REPORT

8

PRIME CASH MANAGEMENT PORTFOLIO (concluded)

Description	Principal Amount (000)	Market Value (000)

Taxable Municipal Bonds — 2.1%

New York — 2.1%

New York City, FGIC
1.290%, 06/04/03	$1,000	$1,000

TOTAL NEW YORK		$1,000

TOTAL TAXABLE MUNICIPAL BONDS (COST $1,000)		$1,000

Repurchase Agreements — 37.8%
Credit Suisse First Boston, 1.270%, dated 04/30/03, matures 05/01/03, repurchase price $5,000,176 (102% collateralized by various U.S. Treasury Obligations)	5,000	5,000

Deutsche Bank, 1.280%, dated 04/30/03, matures 05/01/03, repurchase price $5,000,178 (102% collateralized by various U.S. Treasury Obligations)	5,000	5,000

Goldman Sachs, 1.250%, dated 04/30/03, matures 05/01/03, repurchase price $5,000,174 (102% collateralized by various U.S. Treasury Obligations)	5,000	5,000

Goldman Sachs, 1.100%, dated 04/30/03, matures 05/01/03, repurchase price $3,119,704 (102% collateralized by various U.S. Treasury Obligations)	3,120	3,120

TOTAL REPURCHASE AGREEMENTS (COST $18,120)		$18,120

TOTAL INVESTMENTS — 103.2% (COST $49,490)		$49,490

OTHER ASSETS & LIABILITIES, NET — (3.2)%		$(1,555)

TOTAL NET ASSETS — 100.0%		$47,935

+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
^	The effective yield at time of purchase is shown as the rate on the Schedule of Investments.
†	Amount held rounds to less than 1,000.
‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.
Cl — Class
Ser — Series

These organizations have provided underlying credit support for securities as listed above, as indicated.

FGIC — Financial Guaranty Insurance Corporation

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

9

TAX-FREE CASH MANAGEMENT PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

Municipal Bonds & Notes — 94.7%

California — 9.1%

California State, RAN
2.500%, 06/20/03	$700	$701

Oakland, JT Powers Financing Authority, Ser A-1, FSA § 1.600%, 08/01/21	600	600

TOTAL CALIFORNIA		$1,301

Colorado — 5.6%

Jefferson County, School District R-001, GO, TRAN
2.500%, 06/30/03	800	802

TOTAL COLORADO		$802

Florida — 4.2%

Florida State, Housing Finance Agency RB, Ser AA, Remarketed 07/31/95, FNMA §
1.330%, 06/15/25	100	100

Lee County, Housing Finance Authority RB, Forestwood Apartments Project, Ser A, FNMA §
1.330%, 06/15/25	500	500

TOTAL FLORIDA		$600

Illinois — 0.7%

Illinois State, Development Finance Authority RB, Pollution Control, Amoco Oil Project §
1.350%, 11/01/12	100	100

TOTAL ILLINOIS		$100

Description	Principal Amount (000)	Market Value (000)

Indiana — 4.9%

Columbus, Industrial RB, Quinco Consulting Center Project, Fifth Third Bank LOC §
1.390%, 12/01/21	$600	$600

Elkhart County, Industrial RB, Hubbard Hill Estates Project, Fifth Third Bank LOC §
1.390%, 11/01/21	100	100

TOTAL INDIANA		$700

Kentucky — 4.4%

Kenton County, Industrial Building RB, Baptist Convalescent Center Project, Fifth Third Bank LOC §
1.400%, 07/01/18	625	625

TOTAL KENTUCKY		$625

Maryland — 14.2%

Baltimore County, Consolidated Public Improvements Project, GO
3.000%, 09/01/03	220	221

Gaithersburg, Economic Development RB, Asbury Methodist Project, Ser A, MBIA §
1.350%, 07/01/27	400	400

Maryland State, Health & Higher Education Facilities Authority RB, Pooled Loan Program, Ser A, Bank One LOC §
1.320%, 04/01/35	800	800

Maryland State, Health & Higher Education Facilities Authority RB, Pooled Loan Program, Ser B, Bank One LOC §
1.300%, 04/01/35	600	600

TOTAL MARYLAND		$2,021

Massachusetts — 2.1%

Massachusetts State, Health & Education §
1.300%, 07/01/10	300	300

TOTAL MASSACHUSETTS		$300

Michigan — 5.6%

Detroit, Water Supply Systems RB, Ser C, FGIC §
1.350%, 07/01/29	800	800

TOTAL MICHIGAN		$800

APRIL 30, 2003    /    ANNUAL REPORT

10

TAX-FREE CASH MANAGEMENT PORTFOLIO (concluded)

Description	Principal Amount (000)	Market Value (000)

Missouri — 0.7%

Missouri State, Health & Educational Facilities Authority RB, Washington University Project, Ser A §
1.300%, 09/01/30	$100	$100

TOTAL MISSOURI		$100

New Hampshire — 3.5%

New Hampshire State, Housing Finance Authority RB, Equity Residential Property—Bond Partnership—Manchester Project, FNMA §
1.350%, 09/15/26	500	500

TOTAL NEW HAMPSHIRE		$500

New Jersey — 4.2%

New Jersey State, Municipal Securities Trust Receipts RB, Ser CB1 §
1.400%, 02/15/11	600	600

TOTAL NEW JERSEY		$600

Pennsylvania — 15.8%

Chester County, Industrial Development Authority RB, The Woods Project, PNC Bank N.A. LOC §
1.400%, 03/31/15	40	40

Delaware County, Industrial Development Authority RB, Resource Recovery Facility Project, Ser G §
1.280%, 12/01/31	550	550

1.280%, 12/01/31	10	10

Delaware Valley, Regulatory Finance Authority RB, Ser D, Toronto-Dominion Bank LOC §
1.350%, 12/01/20	600	600

Emmaus, General Authority RB, Ser G, Remarketed 12/01/97 §
1.400%, 03/01/24	800	800

Moon, Industrial Development Authority RB, Executive Office Association Project, PNC Bank N.A. LOC §
1.400%, 11/01/10	250	250

TOTAL PENNSYLVANIA		$2,250

South Carolina — 4.2%

South Carolina State, Jobs Economic Development Authority RB, Catholic Diocese of South Carolina Project, Bank of America N.A. LOC §
1.400%, 09/01/18	600	600

TOTAL SOUTH CAROLINA		$600

Description	Principal Amount (000)	Market Value (000)

Texas — 5.3%

Gulf Coast, Waste Disposal Authority Texas Pollution Control RB, Exxon Project §
1.300%, 06/01/20	$60	$60

Texas State, GO, TRAN
2.750%, 08/29/03	700	703

TOTAL TEXAS		$763

Washington — 4.9%

Washington State, Municipal Security Trust Receipts RB, Public Power Supply Systems Nuclear Project Number One, Ser CMC2 §
1.420%, 01/01/05	700	700

TOTAL WASHINGTON		$700

Wyoming — 5.3%

Lincoln County, Pollution Control Authority RB, Exxon Project §
1.300%, 08/01/15	500	500

Sublette County, Pollution Control RB, Exxon Project §
1.300%, 11/01/14	250	250

TOTAL WYOMING		$750

TOTAL MUNICIPAL BONDS & NOTES (COST $13,512)		$13,512

Commercial Paper — 4.9%

Howard County Maryland
1.100%, 06/02/03	700	700

TOTAL COMMERCIAL PAPER (COST $700)		$700

TOTAL INVESTMENTS — 99.6% (COST $14,212)		$14,212

OTHER ASSETS & LIABILITIES, NET — 0.4%		$59

TOTAL NET ASSETS — 100.0%		$14,271

§	These variable rate securities are subject to a put and demand feature. The date reported is the stated maturity.

GO — General Obligation

LOC — Securities are held in connection with a letter of credit support for securities listed above, as indicated.

RAN — Revenue Anticipation Note

RB — Revenue Bond

Ser — Series

TRAN — Tax and Revenue Anticipation Note

These organizations have provided underlying credit support for securities as listed above, as indicated.

FGIC — Financial Guaranty Insurance Corporation

FNMA — Federal National Mortgage Corporation

FSA — Financial Security Assistance

MBIA — Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

11

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2003 (000, except per share amounts)	U.S. Treasury Cash Management Portfolio		U.S. Government Cash Management Portfolio		Prime Cash Management Portfolio	Tax-Free Cash Management Portfolio
Assets:
Investments at Amortized Cost	$42,514		$885,514		$49,490	$14,212

Cash	1		—		—	20

Interest Receivable	—		2,779		128	52

Expense Reimbursement from Advisor	2		1		5	1

Prepaid Expenses	1		23		2	—	†

Other Assets	—		1		—	—

TOTAL ASSETS	42,518		888,318		49,625	14,285

Liabilities:
Distribution Payable	23		633		47	7

Payable for Investment Securities Purchased	—		—		1,613	—

Accrued Expenses:

Investment Advisory Fees	—		102		—	—

Administrator Fees	—	†	7		2	—	†

Distributor Fees	9		186		13	5

Custody Fees	1		21		5	—	†

Transfer Agency Fees	1		—		3	1

Other Expense Payables	3		59		7	1

TOTAL LIABILITIES	37		1,008		1,690	14

Net Assets:
Paid in Capital	42,473		887,306		47,929	14,260

Undistributed Net Investment Income	9		4		6	11

Accumulated Net Realized Gain (Loss) on Investments	(1)		—	†	—	—

TOTAL NET ASSETS	$42,481		$887,310		$47,935	$14,271

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)
Corporate Class Shares	—		—		10,632	—

Corporate II Class Shares	41,443		879,686		28,836	—

Corporate III Class Shares	1,029		7,620		8,461	14,260

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — CORPORATE CLASS SHARES	—		—		$1.00	—

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — CORPORATE II CLASS SHARES	$1.00		$1.00		$1.00	—

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — CORPORATE III CLASS SHARES	$1.00		$1.00		$1.00	$1.00

†	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

12

STATEMENTS OF OPERATIONS

For the Fiscal Year Ended April 30, 2003 (000)	U.S. Treasury Cash Management Portfolio	U.S. Government Cash Management Portfolio	Prime Cash Management Portfolio	Tax-Free Cash Management Portfolio
Investment Income:
Interest	$692	$14,608	$834	$286

TOTAL INVESTMENT INCOME	692	14,608	834	286

Expenses:
Investment Advisory Fees	65	1,326	75	30

Administrator Fees	62	784	68	42

Distribution Fees — Corporate II Class Shares	107	2,192	96	—

Distribution Fees — Corporate III Class Shares	3	29	27	80

Transfer Agency Fees	11	—	16	5

Custodian Fees	12	172	40	5

Accounting Fees	49	133	55	38

Professional Fees	5	107	5	2

Registration Fees	2	35	3	1

Printing	3	65	4	1

Trustee Fees and Expenses	2	31	2	1

Miscellaneous Fees	3	83	21	2

TOTAL EXPENSES	324	4,957	412	207

Less Waivers:
Investment Advisory Fees	(64)	(20)	(75)	(30)

Administrator Fees	(33)	(587)	(37)	(15)

TOTAL WAIVERS	(97)	(607)	(112)	(45)

Less Expense Reimbursement by Advisor	(14)	(7)	(58)	(35)

TOTAL NET EXPENSES	213	4,343	242	127

NET INVESTMENT INCOME	479	10,265	592	159

Net Realized Gain on Investments	1	— †	1	1

NET REALIZED GAIN ON INVESTMENTS	1	— †	1	1

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$480	$10,265	$593	$160

†	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

13

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended April 30, 2003 and 2002 (000)	U.S. Treasury Cash Management Portfolio			U.S. Government Cash Management Portfolio		Prime Cash Management Portfolio		Tax-Free Cash Management Portfolio
	05/01/02 to 04/30/03	05/01/01 to 04/30/02		05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02
Operations:
Net Investment Income	$479	$678		$10,265	$16,172	$592	$1,102	$159	$391

Net Realized Gain on Investments	1	6		— †	1	1	8	1	1

NET INCREASE IN NET ASSETS FROM OPERATIONS	480	684		10,265	16,173	593	1,110	160	392

Distributions to Shareholders:

Net Investment Income
Corporate Class Shares	—	—	†	—	— †	(70)	(45)	—	—

Corporate II Class Shares	(473)	(674)		(10,192)	(16,046)	(455)	(890)	—	—

Corporate III Class Shares	(6)	(4)		(73)	(126)	(73)	(167)	(159)	(391)

TOTAL DISTRIBUTIONS	(479)	(678)		(10,265)	(16,172)	(598)	(1,102)	(159)	(391)

Capital Share Transactions(1):

Corporate Class Shares
Shares Issued	—	279		—	—	69,896	9,558	—	—

Shares Issued in Lieu of Cash Distributions	—	—	†	— †	— †	— †	— †	—	—

Shares Redeemed	— †	(279)		— †	—	(59,461)	(14,773)	—	—

TOTAL CORPORATE CLASS SHARE TRANSACTIONS	— †**	—	†	— †**	— †	10,435	(5,215)	—	—

Corporate II Class Shares
Shares Issued	45,078	177,397		1,706,797	3,357,870	1,956,938	288,250	—	—

Shares Issued in Lieu of Cash Distributions	28	5		15	47	1	6	—	—

Shares Redeemed	(45,342)	(161,213)		(1,532,072)	(3,189,630)	(1,966,560)	(261,562)	—	—

TOTAL CORPORATE II CLASS SHARE TRANSACTIONS	(236)	16,189		174,740	168,287	(9,621)	26,694	—	—

Corporate III Class Shares
Shares Issued	586	443		20,870	29,818	13,936	12,643	35,614	25,875

Shares Issued in Lieu of Cash Distributions	—	—	†	1	3	—	21	5	53

Shares Redeemed	— †	—		(18,451)	(27,716)	(14,207)	(11,422)	(35,769)	(44,171)

TOTAL CORPORATE III CLASS SHARE TRANSACTIONS	586	443		2,420	2,105	(271)	1,242	(150)	(18,243)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	350	16,632		177,160	170,392	543	22,721	(150)	(18,243)

NET INCREASE (DECREASE) IN NET ASSETS	351	16,638		177,160	170,393	538	22,729	(149)	(18,242)

Net Assets:

Beginning of period	42,130	25,492		710,150	539,757	47,397	24,668	14,420	32,662

END OF PERIOD	$42,481	$42,130		$887,310	$710,150	$47,935	$47,397	$14,271	$14,420

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$9	$—	†	$4	$—	$6	$— †	$11	$— †

†	Amount rounds to less than one thousand.
**	Ended operations August 30, 2002.
(1)	At $1.00 per share.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

14

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return		Net Assets End of Period (000)		Ratio of Expenses to Average Net Assets*	Ratio of Net Investment Income to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)*

U.S. Treasury Cash Management Portfolio

CORPORATE II CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.11%		$41,451		0.49%	1.11%	0.73%

2002	1.00	0.02	—	(0.02)	—	1.00	2.46		41,686		0.49	2.37	0.69

2001(1)	1.00	0.04	—	(0.04)	—	1.00	4.22	+	25,492		0.49	4.90	0.61

CORPORATE III CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	0.96%		$1,030		0.64%	0.89%	1.60%

2002	1.00	0.02	—	(0.02)	—	1.00	2.38		444		0.64	1.67	0.84

2001(2)	1.00	0.04	—	(0.04)	—	1.00	3.63	+	—	†	0.64	5.90	0.79

U.S. Government Cash Management Portfolio

CORPORATE II CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.18%		$879,690		0.49%	1.16%	0.56%

2002	1.00	0.02	—	(0.02)	—	1.00	2.50		704,950		0.49	2.39	0.60

2001(3)	1.00	0.05	—	(0.05)	—	1.00	5.39	+	536,662		0.49	5.63	0.63

CORPORATE III CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.03%		$7,620		0.64%	1.01%	0.79%

2002	1.00	0.02	—	(0.02)	—	1.00	2.35		5,200		0.64	2.33	0.75

2001(4)	1.00	0.05	—	(0.05)	—	1.00	5.16	+	3,095		0.64	5.60	0.78

U.S. Prime Cash Management Portfolio

CORPORATE CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.50%		$10,632		0.24%	1.50%	0.64%

2002	1.00	0.03	—	(0.03)	—	1.00	2.74		197		0.24	3.34	0.49

2001(5)	1.00	0.05	—	(0.05)	—	1.00	4.61	+	5,412		0.24	6.05	0.42

CORPORATE II CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.24%		$28,840		0.49%	1.18%	0.82%

2002	1.00	0.02	—	(0.02)	—	1.00	2.48		38,465		0.49	2.19	0.74

2001(6)	1.00	0.05	—	(0.05)	—	1.00	5.14	+	11,764		0.49	4.89	0.71

CORPORATE III CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.09%		$8,463		0.64%	1.07%	1.03%

2002	1.00	0.02	—	(0.02)	—	1.00	2.33		8,735		0.64	2.27	0.89

2001(7)	1.00	0.04	—	(0.04)	—	1.00	3.97	+	7,492		0.64	5.79	0.82

Tax-Free Cash Management Portfolio

CORPORATE III CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	0.78%		$14,271		0.64%	0.79%	1.04%

2002	1.00	0.01	—	(0.01)	—	1.00	1.47		14,420		0.64	1.57	0.80

2001(8)	1.00	0.03	—	(0.03)	—	1.00	2.82	+	32,662		0.64	3.26	0.81

+	Total return is for the period indicated and has not been annualized.
†	Amount rounds to less than one thousand.
*	Periods of less than one year have been annualized.
(1)	Commenced operations on July 21, 2000.
(2)	Commenced operations on October 6, 2000.
(3)	Commenced operations on June 1, 2000.
(4)	Commenced operations on June 6, 2000.
(5)	Commenced operations on July 28, 2000.
(6)	Commenced operations on June 5, 2000.
(7)	Commenced operations on August 16, 2000.
(8)	Commenced operations on June 23, 2000.

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

15

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION

ARK Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, amended and restated on March 19, 1993, and further amended on December 10, 1999.

The Fund offers thirty separate investment portfolios as of April 30, 2003:

U.S. Treasury Cash Management Portfolio (“TCMP”)

U.S. Government Cash Management Portfolio (“GCMP”)

Prime Cash Management Portfolio (“PCMP”)

Tax-Free Cash Management Portfolio (“TFCMP”)

(individually a “Portfolio” and collectively, the “Portfolios”)

Social Issues Intermediate Fixed Income Portfolio

Social Issues Blue Chip Equity Portfolio

Social Issues Capital Growth Portfolio

Social Issues Small-Cap Equity Portfolio

U.S. Treasury Money Market Portfolio

U.S. Government Money Market Portfolio

Money Market Portfolio

Tax-Free Money Market Portfolio

Pennsylvania Tax-Free Money Market Portfolio

Short-Term Treasury Portfolio

Short-Term Bond Portfolio

Maryland Tax-Free Portfolio

Pennsylvania Tax-Free Portfolio

Intermediate Fixed Income Portfolio

U.S. Government Bond Portfolio

Income Portfolio

Balanced Portfolio

Equity Income Portfolio

Value Equity Portfolio

Equity Index Portfolio

Blue Chip Equity Portfolio

Capital Growth Portfolio

Mid-Cap Equity Portfolio

Small-Cap Equity Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

The financial statements and notes presented herein are those of TCMP, GCMP, PCMP, and TFCMP. The financial statements of the other portfolios listed above are not presented herein, but are presented separately. The Fund may issue an unlimited number of shares of each of the Portfolios and may issue shares of one or more classes of each Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

The following is a summary of significant accounting policies followed by the Portfolios.

Security Valuation — Investment securities held by the Portfolios are stated at their amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income. The Portfolios’ use of amortized cost is subject to compliance with certain conditions specified in Rule 2a-7 under the 1940 Act.

Income Taxes — It is the intention of each Portfolio to comply with the requirements of the Internal Revenue Code, to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

Net Asset Value Per Share — The net asset value per share (“NAV”) of each class of each Portfolio is calculated every business day (i.e., any day that both the New York Stock Exchange and the Federal Reserve Bank are open for business). A business day will be any weekday, other than a federal holiday, unless the fund determines that being open for business is not in the best interest of shareholders. The NAV is computed by dividing the total assets of each class of the Portfolio, less the liabilities of the class, by the number of outstanding shares of the Portfolio.

Classes — Each class of shares has equal rights to earnings, assets and voting privileges, except that each class bears different distribution and shareholder services expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Class-specific expenses are borne by the applicable class. Other expenses, income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that market value of collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an

APRIL 30, 2003    /    ANNUAL REPORT

16

NOTES TO FINANCIAL STATEMENTS

insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Distributions — Dividends from net investment income are declared daily and paid monthly for the Portfolios. Distributions from net realized capital gains, if any, are declared and paid at least annually by each Portfolio.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, and may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

The Portfolios have a tax year end of October 31.

On the Statements of Assets and Liabilities, the following adjustments were made:

Portfolio	Undistributed Net Investment Income (000)	Accumulated Net Realized Loss (000)
TCMP	$10	$(10)

GCMP	4	(4)

PCMP	12	(12)

TFCMP	11	(11)

The tax character of distributions paid during the year ended October 31, 2002 and year ended October 31, 2001 was as follows:

	Tax-Exempt Income (000)		Ordinary Income (000)		Total (000)

Portfolio	2002	2001	2002	2001	2002	2001
TCMP	$—	$—	$525	$780	$525	$780

GCMP	—	—	11,940	22,815	11,940	22,815

PCMP	—	—	833	1,255	833	1,255

TFCMP	186	724	10	—	196	724

At October 31, 2002 the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Portfolio	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Capital and Other Losses (000)		Total (000)
TCMP	$—	$ 60		$(2)	$58

GCMP	—	993	—		993

PCMP	—	72	—		72

TFCMP	26	1	—		27

The following Portfolio has estimated capital loss carryforwards at October 31, 2002, which are available to offset future net realized capital gains:

Portfolio	Accumulated Capital Loss Carryforward (000)	Year Expires
TCMP	$2	2010

Other — Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method. Interest income is recognized using the accrual method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

3.	INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Allied Investment Advisors, Inc. (“AIA”) is the investment advisor to each Portfolio. Pursuant to an investment advisory contract on behalf of each Portfolio, AIA is entitled to receive fees for its advisory services at the annual rates shown in the following table based on the daily average net assets of the Portfolio.

Portfolio	Annual Rate
TCMP	0.15%

GCMP	0.15%

PCMP	0.15%

TFCMP	0.15%

AIA has contractually agreed to waive a portion of its fees or reimburse expenses for all of the Portfolios in order to limit total operating expenses of such Portfolios.

Effective April 1, 2003, AIA became a wholly-owned subsidiary of Manufacturers and Traders Trust Company (“M&T Trust”), the principal financial services operating subsidiary of M&T Bank Corporation (“M&T”), a publicly-traded holding company based in Buffalo, New York. M&T’s ownership of AIA is a result of an agreement entered into on September 26, 2002, among M&T, Allfirst Financial, Inc. and Allied Irish Banks, p.l.c., under which M&T was to acquire Allfirst Financial Inc. the indirect parent corporation of AIA, and parent corporation of Allfirst Bank, the direct parent of AIA (the “Acquisition”). At a special meeting of shareholders held on January 31, 2003, shareholders of each Portfolio approved a new investment advisory agreement between AIA and the Fund with respect to each Portfolio. The 1940 Act, which regulates investment companies such as the Fund,

ANNUAL REPORT    /    APRIL 30, 2003

17

NOTES TO FINANCIAL STATEMENTS

requires a shareholder vote to approve a new advisory agreement in connection with business transactions such as the Acquisition. The new advisory agreement is substantially identical to the former advisory agreement, except for the dates of execution and termination. The new advisory agreement became effective upon consummation of the Acquisition on April 1, 2003.

Also as a result of the Acquisition, M&T Trust acquired Allfirst Trust Company, N.A., (“Allfirst Trust”), which as of April 30, 2003, served as the Portfolios’ administrator, transfer agent and custodian pursuant to administration, transfer agency and custodian agreements with the Fund. (See Note 5 for additional information concerning the administrator and transfer agent subsequent to the Portfolios’ fiscal year end.)

Allfirst Trust serves as administrator and transfer agent for the Fund pursuant to an administration agreement. For its services, Allfirst Trust is entitled to receive an administration fee from the Fund at the annual rate of $24,000 per Portfolio, plus 0.085% of the annual average daily net assets of the Portfolios. Allfirst Trust receives annually a $60,000 base fee that is allocated to each portfolio of the Fund based on respective average daily net assets. Under a separate agreement, Allfirst Trust has subcontracted the services to be provided by it under the administration agreement to Forum Administrative Services, LLC (the “Sub-administrator”). Allfirst Trust is responsible for paying a portion of the administration fee it receives from the Fund to the Sub-administrator for the services it provides.

Pursuant to an agreement between the Fund and Allfirst Trust, Allfirst Trust performs transfer agency services. Pursuant to an agreement between Boston Financial Data Services, Inc. (“Boston Financial”) and Allfirst Trust, Boston Financial performs sub-transfer agency services. For the services provided under the agreement with Allfirst Trust, the Fund pays an annual fee of up to $16 per Portfolio account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial.

Pursuant to a custody agreement between the Fund and Allfirst Trust, Allfirst Trust was appointed and serves as the custodian of the assets of the Portfolios. Pursuant to an agreement between Bankers Trust Company (“BTC”) and Allfirst Trust, BTC performs sub-custodial services. For the services provided under the agreement with Allfirst Trust, the Fund pays 0.015% of the market value of the assets of the Portfolios, plus transaction fees ranging from $5 to $75 per item and reimbursement for out-of-pocket expenses. Allfirst Trust is responsible for paying a portion of the custody fees it receives from the Fund to BTC for the custody services it provides.

4.	DISTRIBUTION AND SERVICE PLANS

The Fund’s Board of Trustees has adopted Distribution and Service Plans on behalf of the Corporate II Class Shares and Corporate III Class Shares of each Portfolio pursuant to Rule 12b-1 under the 1940 Act. Distribution and/or service fees under the plans are paid to ARK Funds Distributors, LLC (the “Distributor”), which acts as distributor for the Fund pursuant to a distribution agreement on behalf of each Portfolio. The plans allow the Portfolios to pay the Distributor a fee at the annual rate of up to 0.25% and 0.40%, respectively, of the average daily net assets of the Corporate II Class Shares and Corporate III Class Shares. The Distributor may voluntarily waive all or a portion of their fees for certain Portfolios. These waivers are voluntary and may be discontinued at any time.

5.	SIGNIFICANT EVENTS AFTER APRIL 30, 2003

As a result of the Acquisition described in Note 3, effective June 13, 2003, Allfirst Trust, the administrator, transfer agent and custodian to the Fund was merged into M&T Trust and no longer maintains a separate corporate existence. In connection with that merger, effective June 16, 2003, M&T Trust serves as the administrator, transfer agent and custodian to the Fund as a result of the assignment of the Fund’s administration and transfer agency agreements with Allfirst Trust to M&T Trust. The compensation provisions under the agreements are unchanged.

Effective June 1, 2003, State Street Bank and Trust Company (“State Street Bank”) serves as custodian of the assets of the Portfolios pursuant to a custodian agreement between State Street and the Fund.

M&T Trust also serves as the administrator to the VISION Group of Funds (“VISION Funds”), a mutual fund family that offers different classes of shares in separate investment portfolios for which M&T Asset Management, a department of M&T Trust, serves as investment adviser. In connection with the Acquisition described above, the Board of Trustees of the Fund has authorized the reorganization of each Portfolio into a newly created or existing portfolio of the VISION Funds. On May 16, 2003, the VISION Funds filed a preliminary proxy statement/prospectus on Form N-14, which sets forth the reorganization proposals to be submitted to shareholders of each Portfolio, who will vote separately on the proposal to reorganize their respective Portfolio. The VISION Funds filed an amendment to the Form N-14 filing on May 23, 2003 with a proposed effective date for the preliminary proxy statement/prospectus of June 23, 2003. According to the preliminary proxy statement/prospectus, only shareholders of record of the Fund at the close of business on June 16, 2003 will be entitled to notice of and to vote at the shareholder meeting scheduled for August 14, 2003, and any postponement or adjournment thereof. Under the proposed agreement and plan of reorganization, if approved by shareholders of a Portfolio, the shareholders of that Portfolio will receive shares of a comparable VISION Fund. According to the preliminary proxy statement/prospectus, the reorganization is currently anticipated to occur in August, assuming shareholder approval is obtained.

APRIL 30, 2003    /    ANNUAL REPORT

18

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders

ARK Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, Prime Cash Management Portfolio, and Tax-Free Cash Management Portfolio, portfolios of ARK Funds (the “Portfolios”), as of April 30, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Treasury Cash Management Portfolio, U.S. Government Cash Management Portfolio, Prime Cash Management Portfolio, and Tax-Free Cash Management Portfolio as of April 30, 2003, the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods specified above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

June 16, 2003

ANNUAL REPORT    /    APRIL 30, 2003

19

TRUSTEES OF THE FUND (Unaudited)

Name, Age and Contact Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustees outside ARK Funds Complex

Interested Trustee

Rick A Gold[1] Born: August 4, 1949 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410, Baltimore, MD 21202	President and Trustee	since 2000	Senior Vice President of M&T Trust the parent company of AIA (since 2003); Executive Vice President of Asset Management Group of Allfirst Financial, Inc. the former parent company to Allfirst Trust and AIA (1999-2003); Chief Executive Officer and Director of AIA and Allfirst Trust (1997-2003).	30	None

Disinterested Trustees

William H. Cowie, Jr. Born: January 24, 1931 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410, Baltimore, MD 21202	Trustee and Chairman	since 1993	Retired.	30	None

David D. Downes Born: July 16, 1935 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410, Baltimore, MD 21202	Trustee	since 1995	Attorney in private practice (since October 1996).	30	None

Sir Victor Garland Born: May 5, 1934 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410, Baltimore, MD 21202	Trustee	since 2000	Private Investor (since 1994).	30

Director and Chairman: Henderson Far East Income Trust plc (Chairman since 1990). Director: The Throgmorton Trust plc. Director: Framington Income and Capital Trust plc.
Director and Chairman: Fidelity Asian Values plc (Chairman since 2001). Director and Chairman: Govett Enhanced Income Investment Trust plc.
Director: GEIIT plc.

Director: Govett Asian Income and Growth Trust Ltd.

Charlotte R. Kerr Born: September 26, 1946 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410, Baltimore, MD 21202	Trustee	since 1993	Practitioner and faculty member of Traditional Acupuncture Institute.	30	None

Richard B. Seidel Born: April 20, 1941 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410, Baltimore, MD 21202	Trustee	since 1998	Director and President (since 1994) of Girard Partners (a registered broker-dealer).	30	None

1	Mr. Gold is deemed to be an “interested person” due to his affiliation with AIA and M&T Trust. See Note 5 of Notes to the Financial Statements.

Additional information concerning the Trustees is contained in the Statement of Additional Information (“SAI”) and is available by contacting the Fund at 1-800-275-3863.

APRIL 30, 2003    /    ANNUAL REPORT

20

OFFICERS OF THE FUND (Unaudited)

Name, Age and Contact Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Stacey E. Hong Born: May 10, 1966 Two Portland Square, Portland, ME 04101	Treasurer	since 2002	Director of Forum Accounting Services, LLC (since 1998).

Michele L. Dalton Born: February 16, 1959 100 East Pratt Street, 15th Floor, Baltimore, MD 21202	Vice President and Assistant Secretary	since 2000	Vice President of M&T Trust (since 2003); Senior Vice President of Allfirst Financial, Inc. (1994-2003).

Thomas R. Rus Born: October 11, 1959 100 East Pratt Street, 17th Floor, Baltimore, MD 21202	Secretary	since 2000	Vice President of M&T Trust (since 2003); Vice President and Counsel of Allfirst Trust and Allfirst Bank, and Compliance Officer of Allfirst Trust (1995-2003).

D. Blaine Riggle Born: November 12, 1966 Two Portland Square, Portland, ME 04101	Vice President and Assistant Secretary	since 2002	Relationship Manager and Counsel for Forum Financial Group, LLC (associated since 1998).

Cheryl O. Tumlin Born: June 30, 1966 Two Portland Square, Portland, ME 04101	Vice President and Assistant Secretary	since 2002	Counsel for Forum Financial Group, LLC (associated from 1996-1999 and again since 2001); former Counsel at I-many, Inc. (1999-2001); Staff Attorney at the United States Securities and Exchange Commission (1995-1996).

Dawn L. Taylor Born: May 14, 1964 Two Portland Square, Portland, ME 04101	Assistant Treasurer	since 2002	Tax Manager at Forum Financial Group, LLC (since 1997).

Nathan V. Gemmiti Born: August 6, 1970 Two Portland Square, Portland, ME 04101	Assistant Secretary	since 2002	Staff Attorney, Forum Financial Group, LLC (since 2001); Associate, Pierce Atwood (a law firm) (1998-2001).

ANNUAL REPORT    /    APRIL 30, 2003

21

INVESTMENT ADVISOR

Allied Investment Advisors, Inc.

Baltimore, Maryland

TRUSTEES

William H. Cowie, Jr.

David D. Downes

Sir Victor Garland

Rick A. Gold

Charlotte R. Kerr

Richard B. Seidel

ADMINISTRATOR

Allfirst Trust Company, N.A.

Baltimore, Maryland

DISTRIBUTOR

ARK Funds Distributors, LLC

Portland, Maine

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP

Washington, D.C.

INDEPENDENT AUDITORS

KPMG LLP

Boston, Massachusetts

CUSTODIAN

Allfirst Trust Company, N.A.

Baltimore, Maryland

100 EAST PRATT STREET, 15TH FLOOR  |  MAIL CODE 104-410  |  BALTIMORE, MD 21202

We are pleased to send you our Annual Report for the fiscal year ended April 30, 2003. This report contains important information about your investments in ARK Funds. Because we are sending a report to each person listed as shareholder, you  (or your household) may receive more than one report.

This material must be preceded or accompanied by a current prospectus. ARK-AR-002-0603	recycled content

Clear-cut strategies for confident investing.

April 30, 2003	Annual Report

U.S. Treasury Money Market Portfolio

U.S. Government Money Market Portfolio

Money Market Portfolio

Tax-Free Money Market Portfolio

Pennsylvania Tax-Free Money Market Portfolio

Short-Term Treasury Portfolio

Short-Term Bond Portfolio

Maryland Tax-Free Portfolio

Pennsylvania Tax-Free Portfolio

Intermediate Fixed Income Portfolio

U.S. Government Bond Portfolio

Income Portfolio

Balanced Portfolio

Equity Income Portfolio

Value Equity Portfolio

Equity Index Portfolio

Blue Chip Equity Portfolio

Capital Growth Portfolio

Mid-Cap Equity Portfolio

Small-Cap Equity Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

Managed by Allied Investment Advisors, Inc.

[GRAPHIC]

This report and the financial statements contained herein are submitted for the general information of the shareholders of the ARK Funds and do not constitute investment advice. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for each of the portfolios included. Shares of the portfolios are not deposits of any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested. The views in this report are those of the respective portfolio manager as of April 30, 2003, and may not reflect the managers’ views as of the date this report was first published or anytime thereafter. For information about ARK Funds Portfolios, please call 1-800-ARK-FUND (1-800-275-3863).

LETTER TO SHAREHOLDERS

JUNE 2003

Dear Shareholder,

With this Annual Report, we are pleased to give you updated performance, holdings, and diversification information for the ARK Funds Money Market, Fixed Income, Balanced, and Equity Portfolios as of April 30, 2003, as well as the Portfolios’ Management Discussion and Analysis.

The past six months have been full of activity for ARK Funds. In our Semi Annual report dated October 31, 2002, we told you about the pending acquisition of Allfirst Financial, Inc. by M&T Bank Corporation of Buffalo, New York. That acquisition was completed on April 1, 2003.

Earlier this year, the respective boards of trustees of ARK Funds and the VISION Group of Funds (the proprietary mutual fund company of M&T Bank Corporation) each met and authorized a tax-free reorganization of certain ARK and VISION portfolios, subject to shareholder approval. A Special Meeting of Shareholders of each of the affected portfolios will be scheduled, and a proxy/prospectus containing additional information will be sent to shareholders soon.

Thank you for investing with ARK Funds. We look forward to continuing to help you meet your financial goals.

Sincerely,

William H. Cowie, Jr.

Chairman

ANNUAL REPORT    /    APRIL 30, 2003

The ARK Funds Family

The ARK Funds Family offers a comprehensive range of money market, fixed income, and equity portfolios designed to meet both short- and long-term needs. Whether you’re looking to enhance short-term income, gain tax advantages, or achieve long-term growth, ARK Funds offers a variety of mutual fund solutions.

As a rule, investments, such as stocks, with greater perceived risks also have the potential for greater returns than fixed income investments. Keep in mind stocks also have greater price fluctuations (“volatility”) and risks than fixed income investments, which may not make them appropriate for the short-term investor or those whose primary concern is preservation of principal amount invested. If you are investing for the long-term and will not need your investment for several years in the future, then investing in an equity-based mutual fund may be appropriate. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

MONEY MARKET PORTFOLIOS

Money Market  Portfolios

Our money market investment management philosophy is defined by three objectives: to preserve principal, to maintain daily liquidity, and to maximize current income. To achieve these objectives, we actively manage the Money Market Portfolios utilizing our conservative and highly disciplined relative-value approach, which is constantly monitored and reviewed to ensure that our shareholders’ goals are realized.

To preserve principal, we consider only those issuers that pass our stringent credit evaluation process. The goal of the credit evaluation process is to select high-quality issuers that present minimal credit risk. The evaluation process is based on both quantitative and qualitative factors that highlight the issuer’s ability to maintain its credit rating and leading industry position. Issuers are monitored and reviewed by the Allied Investment Advisors Investment Policy Committee, which is comprised of senior personnel from Allied Investment Advisors Inc. (AIA).

To provide daily liquidity, we manage our maturities and engage in overnight repurchase agreements seeking to obtain the highest short-term credit ratings. Each repurchase agreement is collateralized by U.S. Treasury or U.S. government agency collateral.

To maximize current income, we actively manage the Portfolios. We seek to take advantage of short-lived trading opportunities and market inefficiencies by employing a relative-value approach that emphasizes security selection.

Each Portfolio’s strategy starts with an average maturity decision. The decision is determined by a number of factors, such as analysis of our shareholders’ liquidity needs, expected Federal Reserve monetary policy and yield curve, and implied forward interest-rate analysis.

Upon determining a Portfolio’s average maturity, we analyze each market sector to determine which sectors are cheap, thus providing value, and which sectors are expensive. Individual securities are then selected. This in-depth analysis allows us to identify market inefficiencies and trading opportunities.

MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

James M. Hannan

PORTFOLIO MANAGER

James M. Hannan is manager of the Money Market Portfolios, and is manager or co-manager of other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan has been a Portfolio Manager of Allied Investment Advisors, Inc. (“AIA”) since 1996, a Vice President of Allfirst Bank from 1987 to 2003 and a Vice President of Manufacturers and Traders Trust Company (“M&T Trust”) since 2003. He has more than 15 years of experience in the investment industry.

U.S. Treasury Money Market Portfolio

U.S. Government Money Market Portfolio

Money Market Portfolio

Tax-Free Money Market Portfolio

Pennsylvania Tax-Free Money Market Portfolio

Management Discussion and Analysis

Interest rates fell over the past fiscal year, as economic growth remained elusive. The 2-year Treasury note’s yield declined from a fiscal-year high of 3.37% on May 17, 2002 to 1.49% on April 30, 2003. The Federal Reserve lowered short-term interest rates once during the period in November 2002 to 1.25% from 1.75%.

During the past fiscal year we continued to invest in high-quality, short-term securities that present minimal credit risk. We maintained the average maturity of the Portfolios by selectively purchasing securities maturing in either the latter part of 2003 or early 2004.

Given the tepid economic growth and low inflation environment, we believe the Federal Reserve may either lower interest rates during the summer or maintain the current rate of 1.25% for the foreseeable future. Because of our expectations for economic growth and Federal Reserve policy, we may choose to maintain a barbelled portfolio structure, attempting to maintain principal preservation and daily liquidity, while also seeking to provide a competitive rate of return. As always, we will continue to consistently utilize our conservative and disciplined relative value investment process.

APRIL 30, 2003    /    ANNUAL REPORT

MONEY MARKET PORTFOLIOS

Performance as of April 30, 2003

U.S. Treasury Money Market Portfolio

	Inst’l Class Shares	Class A Shares	Inst’l II Class Shares	iMoneyNet, Inc. Treasury Institutional Average†
Seven Day Simple Yield	0.70%	0.45%	0.63%	0.79%

THIRTY DAY YIELD COMPARISON

Money Market Portfolio

	Inst’l Class Shares	Class A Shares	Class B Shares	Inst’l II Class Shares	iMoneyNet, Inc. First Tier Institutional Average†	iMoneyNet, Inc. First Tier Retail Average†
Seven Day Simple Yield	1.01%	0.78%	0.09%	0.94%	0.92%	0.55%

THIRTY DAY YIELD COMPARISON

Past performance is not predictive of future performance.

†The performance of the iMoneyNet, Inc. averages does not include operating expenses that are incurred by each Portfolio.

U.S. Government Money Market Portfolio

	Inst’l Class Shares	Class A Shares	Inst’l II Class Shares	iMoneyNet, Inc. Gov’t. Institutional Average†	iMoneyNet, Inc. Gov’t & Agencies Retail Average†
Seven Day Simple Yield	0.89%	0.66%	0.82%	0.83%	0.56%

THIRTY DAY YIELD COMPARISON

ANNUAL REPORT    /    APRIL 30, 2003

MONEY MARKET PORTFOLIOS

Performance as of April 30, 2003

Tax-Free Money Market Portfolio

	Inst’l Class Shares	Class A Shares	Inst’l II Class Shares	iMoneyNet, Inc. Tax-Free National Institutional Average†	iMoneyNet, Inc. Tax-Free National Retail Average†
Seven Day Simple Yield	0.98%	0.75%	0.91%	0.94%	0.67%

THIRTY DAY YIELD COMPARISON

Past performance is not predictive of future performance.

†The performance of the iMoneyNet, Inc. averages does not include operating expenses that are incurred by each Portfolio.

Pennsylvania Tax-Free Money Market Portfolio

	Inst’l Class Shares	Inst’I II Class Shares	iMoneyNet, Inc. Tax-Free State-Specific Institutional Average†	iMoneyNet, Inc. Tax-Free State-Specific Average†
Seven Day Simple Yield	0.80%	0.80%	0.90%	0.75%

THIRTY DAY YIELD COMPARISON

APRIL 30, 2003    /    ANNUAL REPORT

U.S. TREASURY MONEY MARKET PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Treasury Obligations — 100.1%

U.S. Treasury Bills ^
1.400%, 05/01/03	$9,383	$9,383

1.290%, 05/29/03	5,794	5,788

1.229%, 06/26/03	29,281	29,225

1.201%, 05/15/03	15,202	15,195

1.200%, 07/03/03	34,506	34,434

1.182%, 06/19/03	48,210	48,133

1.180%, 07/31/03	10,438	10,407

1.180%, 08/21/03	7,854	7,825

1.178%, 07/17/03	24,561	24,499

1.173%, 07/10/03	26,105	26,046

1.170%, 05/22/03	11,945	11,937

1.166%, 09/18/03	47,967	47,751

1.162%, 08/07/03	35,220	35,109

1.123%, 07/24/03	79,142	78,936

1.121%, 06/12/03	49,974	49,909

1.112%, 06/05/03	34,421	34,384

U.S. Treasury Note
3.000%, 01/31/04	10,000	10,137

TOTAL U.S. TREASURY OBLIGATIONS (COST $479,098)		$479,098

TOTAL INVESTMENTS — 100.1% (COST $479,098)		$479,098

OTHER ASSETS & LIABILITIES, NET — (0.01)%		$(392)

TOTAL NET ASSETS — 100.0%		$478,706

^	The effective yield at time of purchase is shown as the rate on the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Government Agency Obligations — 51.9%

FFCB ^
1.616%, 05/15/03	$11,400	$11,393

1.576%, 05/28/03	25,000	24,971

FHLB
6.875%, 08/15/03	49,000	49,754

6.375%, 11/14/03	12,950	13,295

5.250%, 02/13/04	15,000	15,456

5.125%, 09/15/03	42,000	42,588

4.500%, 07/07/03	6,000	6,035

3.750%, 02/13/04	5,000	5,093

2.060%, 07/02/03	15,000	15,000

1.500%, 03/08/04	6,000	6,000

1.450%, 02/27/04	15,000	15,000

1.450%, 05/14/04	10,000	10,000

1.400%, 03/29/04	18,000	18,000

1.300%, 04/07/04	15,000	15,000

FHLB ^
1.250%, 05/01/03	100,000	100,000

FHLB ‡
1.210%, 09/27/04	10,000	9,996

1.190%, 05/27/04	25,000	24,989

1.089%, 06/17/03	15,000	15,000

FHLMC
7.375%, 05/15/03	30,000	30,062

6.375%, 11/15/03	5,100	5,240

5.000%, 01/15/04	28,350	29,083

FHLMC ^
1.760%, 07/17/03	39,899	39,751

FNMA
5.125%, 02/13/04	15,000	15,458

4.750%, 11/14/03	7,000	7,119

4.000%, 08/15/03	85,000	85,666

Description	Principal Amount (000)	Market Value (000)

FNMA ^
1.250%, 05/01/03	$200,000	$200,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $809,949)		$809,949

Repurchase Agreements — 48.0%
Credit Suisse First Boston 1.270%, dated 04/30/03, matures 05/01/03, repurchase price $55,001,940 (102% collateralized by various U.S. Treasury Obligations)	55,000	55,000

Deutsche Bank 1.280%, dated 04/30/03, matures 05/01/03, repurchase price $275,009,778 (102% collateralized by various U.S. Treasury Obligations)	275,000	275,000

Goldman Sachs 1.250%, dated 04/30/03, matures 05/01/03, repurchase price $235,008,160 (102% collateralized by various U.S. Treasury Obligations)	235,000	235,000

Goldman Sachs 1.100%, dated 04/30/03, matures 05/01/03, repurchase price $9,309,329 (102% collateralized by various U.S. Treasury Obligations)	9,309	9,309

Salomon Brothers 1.250%, dated 04/30/03, matures 05/01/03, repurchase price $175,006,076 (102% collateralized by various U.S. Treasury Obligations)	175,000	175,000

TOTAL REPURCHASE AGREEMENTS (COST $749,309)		$749,309

TOTAL INVESTMENTS — 99.9% (COST $1,559,258)		$1,559,258

OTHER ASSETS & LIABILITIES, NET — 0.1%		$2,833

TOTAL NET ASSETS — 100.0%		$1,562,091

^	The effective yield at time of purchase is shown as the rate on the Schedule of Investments.
‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.
FFCB — Federal Farm Credit Bureau
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

MONEY MARKET PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

Corporate Obligations — 41.9%

Banks — 11.6%

Bank One
8.740%, 09/15/03	$5,500	$5,635

6.875%, 06/15/03	3,000	3,018

Bank of America
6.500%, 08/15/03	20,000	20,262

Bank of America ‡
1.584%, 03/12/04	25,000	25,074

Bank of New York
6.625%, 06/15/03	11,588	11,653

Bank of Nova Scotia
6.875%, 05/01/03	2,000	2,000

Canadian Imperial Bank NY ‡
1.420%, 04/12/04	24,000	24,016

Deutsche Bank NY
1.685%, 03/10/04	23,000	23,000

First Fidelity
6.800%, 06/15/03	6,000	6,033

Fleet Boston Financial
6.625%, 02/01/04	5,110	5,308

U.S. Bank N.A. ‡
1.243%, 05/29/03	6,500	6,500

Wells Fargo
9.125%, 02/01/04	5,000	5,290

7.200%, 05/01/03	5,000	5,000

TOTAL BANKS		$142,789

Financials — 11.0%

Associates N.A
5.750%, 11/01/03	37,800	38,586

Beta Finance, MTN +
2.700%, 05/22/03	22,000	22,000

1.850%, 09/15/03	25,000	25,000

Description	Principal Amount (000)	Market Value (000)

Capital One Funding, Ser 1995-C ‡
1.350%, 10/01/15	$1,000	$1,000

Capital One Funding, Ser 1996-H ‡
1.350%, 10/01/21	1,000	1,000

CIT Group ‡
2.027%, 04/08/04	5,000	5,009

General Electric Capital
6.750%, 09/11/03	2,194	2,235

General Electric Capital ‡
1.390%, 07/28/03	10,000	10,001

1.320%, 05/28/03	16,000	16,000

Household Finance, MTN
3.000%, 05/30/03	4,650	4,650

Mellon Financial
5.750%, 11/15/03	9,990	10,231

TOTAL FINANCIALS		$135,712

Financials
(Miscellaneous Business Services) — 1.3%

Bob Sumerel Tire, Ser 1999 ‡
1.360%, 04/01/19	4,725	4,725

Elsinore Properties, Ser 1999 ‡
1.360%, 01/01/29	9,600	9,600

Trap Rock Industry, Ser 1997 ‡
1.370%, 10/01/12	1,000	1,000

TOTAL FINANCIALS (MISCELLANEOUS BUSINESS SERVICES)		$15,325

Security Brokers & Dealers — 16.0%

Bear Stearns
6.625%, 01/15/04	2,000	2,071

6.150%, 03/02/04	21,502	22,326

Bear Stearns ‡
1.665%, 05/16/03	500	500

Goldman Sachs Group ‡
1.590%, 04/26/04	39,000	39,089

Goldman Sachs Group ‡ +
1.539%, 05/12/04	10,000	10,000

Lehman Brothers Holdings
7.360%, 12/15/03	7,000	7,239

7.250%, 10/15/03	9,023	9,261

6.625%, 04/01/04	1,065	1,115

Lehman Brothers Holdings, Ser F, MTN
7.000%, 05/15/03	14,130	14,154

Merrill Lynch ‡
1.480%, 12/02/03	9,000	9,008

1.440%, 10/01/03	18,000	18,004

1.358%, 05/11/04	9,000	9,000

ANNUAL REPORT    /    APRIL 30, 2003

MONEY MARKET PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Merrill Lynch, Ser B, MTN
7.850%, 05/30/03	$7,700	$7,737

Morgan Stanley
5.625%, 01/20/04	2,000	2,061

Morgan Stanley ‡
1.810%, 03/09/04	22,000	22,086

1.579%, 08/18/03	24,000	24,016

TOTAL SECURITY BROKERS & DEALERS		$197,667

Telecommunications — 2.0%

Verizon Global
1.319%, 10/15/03	25,000	24,999

TOTAL TELECOMMUNICATIONS		$24,999

TOTAL CORPORATE OBLIGATIONS (COST $516,492)		$516,492

Asset-Backed Commercial Paper — 28.7%

Atlantis One Funding ^
1.274%, 05/08/03	50,000	49,988

Bavaria ^
1.291%, 05/23/03	25,000	24,980

1.291%, 05/27/03	25,000	24,977

CXC ^
1.253%, 06/23/03	40,000	39,926

Citibank Credit Card Issuance ^
1.253%, 05/09/03	50,000	49,986

Corporate Asset Funding ^
1.253%, 06/24/03	14,374	14,347

Corporate Asset Receivables ^
1.254%, 07/11/03	50,000	49,877

Edison Asset Securitization ^
1.254%, 07/16/03	25,000	24,934

1.253%, 06/10/03	25,000	24,965

Falcon Asset Securitization ^
1.271%, 06/02/03	50,000	49,944

TOTAL ASSET-BACKED COMMERCIAL PAPER (COST $353,924)		$353,924

Commercial Paper — 7.8%

Financials — 7.4%

CIT Group ^
1.345%, 05/12/03	20,000	19,992

General Electric Capital
1.268%, 11/07/03	21,000	21,000

UBS Finance Delaware ^
1.360%, 05/01/03	50,000	50,000

TOTAL FINANCIALS		$90,992

Description	Principal Amount (000)	Market Value (000)

Financials
(Miscellaneous Business Services) — 0.4%

Reynolds Road Fitness, Ser 1998 ‡
1.360%, 01/01/19	$5,455	$5,455

TOTAL FINANCIALS (MISCELLANEOUS BUSINESS SERVICES)		$5,455

TOTAL COMMERCIAL PAPER (COST $96,447)		$96,447

Municipal Bonds & Notes — 6.5%

California — 0.6%

Riverside County COP, Bankruptcy Courthouse Project, Commerzbank AG LOC §
1.600%, 11/01/27	7,500	7,500

TOTAL CALIFORNIA		$7,500

Illinois — 0.7%

Illinois State, Health Facilities Authority RB, Loyola University Health Facilities Project, Ser C, MBIA §
1.300%, 07/01/24	8,500	8,500

TOTAL ILLINOIS		$8,500

Maryland — 0.4%

Maryland State, Health & Higher Education Facilities RB, Charlestown, Ser B, First Union National Bank LOC §
1.350%, 01/01/28	4,700	4,700

TOTAL MARYLAND		$4,700

New Jersey — 0.3%

New Jersey Economic Development Authority RB, The Morey Organization Project, First Union National Bank LOC §
1.400%, 10/01/15	3,600	3,600

TOTAL NEW JERSEY		$3,600

New York — 2.5%

New York City, FGIC
1.290%, 06/04/03	31,000	31,000

TOTAL NEW YORK		$31,000

North Carolina — 0.5%

Durham COP, Ser B §
1.340%, 07/01/03	1,500	1,500

Winston-Salem
1.380%, 05/09/03	5,000	5,000

TOTAL NORTH CAROLINA		$6,500

APRIL 30, 2003    /    ANNUAL REPORT

MONEY MARKET PORTFOLIO (concluded)

Description	Principal Amount (000)	Market Value (000)

Texas — 1.5%

Texas State GO, Veterans Housing Assistance Program, Ser A-2 §
1.320%, 12/01/29	$10,000	$10,000

Texas State GO, Veterans Land Refunding Program, Ser B §
1.320%, 12/01/09	8,920	8,920

TOTAL TEXAS		$18,920

TOTAL MUNICIPAL BONDS & NOTES (COST $80,720)		$80,720

Asset-Backed Securities — 2.0%

Ford Credit Auto Owner Trust, Ser 2003-A, Cl A1
1.363%, 10/15/03	14,543	14,543

Honda Auto Receivables Owner Trust, Ser 2002-3, Cl A1
1.823%, 08/18/03	2	2

Whole Auto Loan Trust, Ser 2002-1, Cl A1
1.420%, 12/15/03	10,132	10,132

TOTAL ASSET-BACKED SECURITIES (COST $24,677)		$24,677

Certificates of Deposit — 0.5%

Financials — 0.5%

Abbey National N.A.
2.105%, 07/01/03	2,000	2,003

Societe Generale NY
9.875%, 07/15/03	4,100	4,172

TOTAL FINANCIALS		$6,175

TOTAL CERTIFICATES OF DEPOSIT (COST $6,175)		$6,175

Repurchase Agreements — 12.7%
Deutsche Bank, 1.280%, dated 04/30/03, matures 05/01/03, repurchase price $100,003,556 (102% collateralized by various U.S. Treasury Obligations)	100,000	100,000

Goldman Sachs, 1.250%, dated 04/30/03, matures 05/01/03, repurchase price $35,001,215 (102% collateralized by various U.S. Treasury Obligations)	35,000	35,000

Goldman Sachs, 1.100%, dated 04/30/03, matures 05/01/03, repurchase price $20,941,494 (102% collateralized by various U.S. Treasury Obligations)	20,941	20,941

TOTAL REPURCHASE AGREEMENTS (COST $155,941)		$155,941

Description	Principal Amount (000)	Market Value (000)

TOTAL INVESTMENTS — 100.1% (COST $1,234,376)		$1,234,376

OTHER ASSETS & LIABILITIES, NET — (0.1)%		$(853)

TOTAL NET ASSETS — 100.0%		$1,233,523

‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.
§	These variable rate securities are subject to a put and demand feature. The date shown is the stated maturity.
^	The effective yield at time of purchase is shown as the rate on the Schedule of Investments.
+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.

Cl — Class

COP — Certificate of Participation

GO — General Obligation

LOC — Securities are held in connection with a letter of credit support for securities, as indicated.

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

These organizations have provided underlying credit support for securities listed above, as indicated.

FGIC — Financial Guaranty Insurance Corporation

MBIA — Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

TAX-FREE MONEY MARKET PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

Municipal Bonds & Notes — 96.4%

Alabama — 0.5%

Mobile, Industrial Development Board RB, Dock & Wharf, Holnam Project, Ser B, Wachovia Bank N.A. LOC §
1.350%, 06/01/32	$900	$900

TOTAL ALABAMA		$900

Alaska — 1.0%

Valdez, Marine Terminal RB, BP Amoco Pipelines Project §
1.350%, 07/01/37	1,850	1,850

TOTAL ALASKA		$1,850

California — 5.1%

Berkeley County, Pollution Control RB, BP Amoco Chemical Project §
1.350%, 07/01/12	320	320

California State, RAN
2.500%, 06/20/03	5,300	5,307

Oakland, JT Powers Financing Authority, Ser A-1, FSA §
1.600%, 08/01/21	3,900	3,900

TOTAL CALIFORNIA		$9,527

Colorado — 3.1%

Colorado State, Postsecondary Educational Facilities Authority RB, Pro Rodeo Hall of Fame Project, Bank One Colorado N.A. LOC §
1.500%, 10/01/10	645	645

Jefferson County, School District R-001, GO, TRAN
2.500%, 06/30/03	5,200	5,209

TOTAL COLORADO		$5,854

District of Columbia — 0.8%

District of Columbia, General Fund Recovery Project GO, Ser B-3, Morgan Guaranty Trust LOC §
1.350%, 06/01/03	1,500	1,500

TOTAL DISTRICT OF COLUMBIA		$1,500

Description	Principal Amount (000)	Market Value (000)

Florida—3.6%

Florida State, Housing Finance Agency RB, Ser AA, Remarketed 07/31/95, FNMA §
1.330%, 06/15/25	$2,800	$2,800

Lee County, Housing Finance Authority RB, Forestwood Apartments Project, Ser A, FNMA §
1.330%, 06/15/25	1,900	1,900

Pinellas County, Housing Finance Authority RB, Foxbridge Apartments Project, Ser A, FNMA §
1.330%, 06/15/25	2,000	2,000

TOTAL FLORIDA		$6,700

Georgia — 0.9%

De Kalb County, Housing Authority RB, Winters Creek Apartments Project, FNMA §
1.350%, 06/15/25	1,600	1,600

TOTAL GEORGIA		$1,600

Illinois — 2.2%

Illinois State, Development Finance Authority RB, Pollution Control, Amoco Oil Project §
1.350%, 11/01/12	600	600

Illinois State, Health Facilities Authority RB, St. Luke’s Medical Center Project, Ser B, MBIA §
1.350%, 11/15/23	3,500	3,500

TOTAL ILLINOIS		$4,100

Indiana — 3.1%

Columbus, Industrial RB, Quinco Consulting Center Project, Fifth Third Bank LOC §
1.390%, 12/01/21	2,500	2,500

Elkhart County, Industrial RB, Hubbard Hill Estates Project, Fifth Third Bank LOC §
1.390%, 11/01/21	1,200	1,200

Indiana State, Educational Facilities Authority RB, University of Notre Dame Du Lac Project §
1.280%, 03/01/25	2,000	2,000

TOTAL INDIANA		$5,700

Iowa — 1.2%

Iowa State, Higher Educational Facilities Authority RB, Ambrose Project, Wells Fargo Bank N.A. LOC §
1.350%, 10/01/09	400	400

Iowa State, School Cash Anticipation Program, Ser B, FSA
2.250%, 01/30/04	1,800	1,816

TOTAL IOWA		$2,216

APRIL 30, 2003    /    ANNUAL REPORT

TAX-FREE MONEY MARKET PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Kentucky — 1.0%

Kenton County, Industrial Building RB, Baptist Convalescent Center Project, Fifth Third Bank LOC §
1.400%, 07/01/18	$1,875	$1,875

TOTAL KENTUCKY		$1,875

Louisiana — 1.6%

Lake Charles, Harbor & Revenue District RB, Conoco Project, Ser A, Bank One N.A. LOC §
1.350%, 09/01/29	3,000	3,000

TOTAL LOUISIANA		$3,000

Maryland — 18.8%

Baltimore County, Consolidated Public Improvements Project, GO
3.000%, 09/01/03	2,700	2,715

Gaithersburg, Economic Development RB, Asbury Methodist Project, Ser A, MBIA §
1.350%, 07/01/27	5,250	5,250

Howard County, Housing RB, Avalon Meadows Project, FNMA §
1.300%, 06/15/26	2,000	2,000

Maryland State, Health & Higher Education Facilities Authority RB, Charlestown Community Project, Ser A, First Union National Bank LOC §
1.350%, 01/01/28	6,445	6,445

Maryland State, Health & Higher Education Facilities Authority RB, Pooled Loan Program, Ser A, Bank One LOC §
1.320%, 04/01/35	5,600	5,600

Maryland State, Health & Higher Education Facilities Authority RB, Pooled Loan Program, Ser B, Bank One LOC §
1.300%, 04/01/35	700	700

Maryland State, Health & Higher Education Facilities Authority RB, Pooled Loan Program, Ser D, Bank of America N.A. LOC §
1.350%, 01/01/29	5,233	5,233

Maryland State, University of Maryland Authority RB, Equipment Loan Program, Ser A §
1.300%, 07/01/15	500	500

Maryland State, University of Maryland Authority RB, Revolving Equipment Loan Program, Ser B §
1.300%, 07/01/15	400	400

Description	Principal Amount (000)	Market Value (000)

Montgomery County, Housing Opportunities RB, Barclay Apartments Project, Issue I, MBIA §
1.250%, 07/01/29	$2,800	$2,800

Washington County, Economic Development Authority RB, St. James School Project, PNC Bank N.A. LOC §
2.000%, 11/01/29	1,500	1,500

Westminster, Educational Facilities RB, Western Maryland College Project, Wachovia Bank N.A. LOC §
1.350%, 04/01/30	1,700	1,700

TOTAL MARYLAND		$34,843

Massachusetts — 1.4%

Massachusetts State, Health & Higher Educational Facilities RB, Capital Asset Program, Ser B, MBIA §
1.300%, 07/01/10	700	700

Massachusetts State, Water Resources Authority RB, Ser A, AMBAC §
1.280%, 08/01/28	1,965	1,965

TOTAL MASSACHUSETTS		$2,665

Michigan — 1.1%

Detroit, Water Supply Systems RB, FGIC §
1.350%, 07/01/13	2,100	2,100

TOTAL MICHIGAN		$2,100

Mississippi — 1.7%

Jackson County, Port Facility Authority RB, Chevron USA Project §
1.350%, 06/01/23	3,100	3,100

TOTAL MISSISSIPPI		$3,100

Missouri — 0.4%

Missouri State, Health & Educational Facilities Authority RB, Washington University Project, Ser A §
1.300%, 09/01/30	700	700

TOTAL MISSOURI		$700

Montana — 0.5%

Montana State, Health Facilities Authority RB, Healthcare Pooled Loan Program, Ser A, FGIC §
1.350%, 12/01/15	1,000	1,000

TOTAL MONTANA		$1,000

ANNUAL REPORT    /    APRIL 30, 2003

TAX-FREE MONEY MARKET PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Nevada — 0.4%

Clark County, Airport Improvement Authority RB, Ser A, MBIA, Bayerische Vereinsbank LOC §
1.300%, 07/01/12	$800	$800

TOTAL NEVADA		$800

New Hampshire — 0.8%

New Hampshire State, Housing Finance Authority RB, Equity Residential Property—Bond Partnership—Manchester Project, FNMA §
1.350%, 09/15/26	1,500	1,500

TOTAL NEW HAMPSHIRE		$1,500

New Jersey — 1.0%

New Jersey State, Municipal Securities Trust Receipts RB, Ser CB1 §
1.400%, 02/15/11	1,800	1,800

TOTAL NEW JERSEY		$1,800

New York — 0.7%

New York, GO, Sub-Ser A-8, Morgan Guaranty Trust LOC §
1.400%, 08/01/18	1,300	1,300

TOTAL NEW YORK		$1,300

North Carolina — 3.5%

Charlotte, Airport Development Authority RB, Ser A, MBIA §
1.600%, 07/01/16	1,540	1,540

Durham, Water & Sewer Utilities System RB §
1.400%, 12/01/15	2,000	2,000

Greensboro, Public Improvements Project, GO, Ser B §
1.300%, 04/01/14	1,000	1,000

North Carolina State, Educational Facilities Financing Authority RB, Elon College Project, Bank of America N.A. LOC §
1.350%, 01/01/21	1,900	1,900

TOTAL NORTH CAROLINA		$6,440

Ohio — 1.4%

Allen County, GO, AMBAC
1.500%, 12/01/03	525	525

Butler County, Healthcare Facilities Authority RB, UC Physicians Project, Fifth Third Bank N.A. LOC §
1.390%, 09/01/22	2,000	2,000

TOTAL OHIO		$2,525

Description	Principal Amount (000)	Market Value (000)

Pennsylvania — 24.7%

Allegheny County, Hospital Development Authority RB, Health Center—South Hills Project, Ser A, PNC Bank N.A. LOC §
1.950%, 06/01/30	$1,150	$1,150

Allentown, Commercial & Industrial Development Authority RB, Diocese of Allentown Project, First Union National Bank LOC §
1.350%, 12/01/29	2,430	2,430

Bucks County, Industrial Development Authority RB, Christian Life Center Project, First Union National Bank LOC §
1.450%, 09/01/19	600	600

Chester County, Health & Educational Facilities Authority RB, Barclay Friends Project, Ser A, First Union National Bank LOC §
1.350%, 08/01/25	945	945

Chester County, Industrial Development Authority RB, Archdiocese of Philadelphia Project, Wachovia Bank N.A. LOC §
1.350%, 07/01/31	600	600

Chester County, Industrial Development Authority RB, The Woods Project, PNC Bank N.A. LOC §
1.400%, 03/31/15	140	140

Dallastown, Area School District Authority, GO, FGIC §
1.420%, 02/01/18	350	350

Delaware County, Industrial Development Authority RB, Resource Recovery Facility Project, Ser G §
1.280%, 12/01/31	2,055	2,055

1.280%, 12/01/31	2,860	2,860

Delaware Valley, Regional Finance Authority RB, Mode 1, Toronto-Dominion Bank LOC §
1.350%, 08/01/16	5,700	5,700

Emmaus, General Authority RB, Loan Program, Ser A, FSA §
1.400%, 03/01/30	2,600	2,600

Emmaus, General Authority RB, Remarketed 03/03/97 §
1.400%, 03/01/24	2,800	2,800

Emmaus, General Authority RB, Ser E, Remarketed 07/01/97 §
1.400%, 03/01/24	3,000	3,000

Erie County, Higher Education Building Authority RB, Gannon University Project, Ser F, PNC Bank N.A. LOC §
1.400%, 07/01/13	1,000	1,000

APRIL 30, 2003    /    ANNUAL REPORT

TAX-FREE MONEY MARKET PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Erie County, Hospital Authority RB, Hamot Health Foundation Project, AMBAC §
1.350%, 05/15/20	$650	$650

Huntingdon County, General Authority RB, Juniata College Project, Ser A, PNC Bank N.A. LOC §
2.050%, 05/01/26	850	850

Lancaster County, Hospital Authority RB, Health Center — Masonic Homes Project, AMBAC §
1.350%, 07/01/34	1,585	1,585

Lehigh County, Industrial Development Authority RB, Allegheny Electric Cooperative Project, Ser A, Rabobank Nederland LOC §
1.300%, 12/01/15	1,500	1,500

Lehigh County, Industrial Development Authority RB, Allentown Airport Project, First Union National Bank LOC §
1.450%, 12/01/05	900	900

Luzerne County, Convention Center Authority RB, Ser A, Wachovia Bank N.A. LOC §
1.350%, 09/01/28	1,550	1,550

Montgomery County, Redevelopment Authority RB, Forge Gate Apartments Project, Ser A §
1.300%, 08/15/31	600	600

Pennsylvania State, Economic Development Financing Authority RB, Glade Run Lutheran Services Project, Ser E1, PNC Bank N.A. LOC §
1.400%, 09/01/15	475	475

Pennsylvania State, GO, 1st Ser, MBIA
5.000%, 06/01/03	740	742

Pennsylvania State University, Higher Educational Facilities Authority RB, Ser A §
1.330%, 04/01/31	450	450

1.330%, 03/01/32	1,400	1,400

Pennsylvania State, Intergovernmental Special Tax Authority, GO, City of Philadelphia Funding Program, MBIA, Prerefunded 06/15/03 @ 100
5.600%, 06/15/15	1,000	1,005

Pennsylvania Turnpike RB, Ser Q §
1.350%, 06/01/28	1,750	1,750

Philadelphia, Water & Wastewater Authority RB, Ser B, AMBAC §
1.300%, 08/01/27	3,000	3,000

Description	Principal Amount (000)	Market Value (000)

Schuylkill County, GO, AMBAC §
1.440%, 09/01/15	$400	$400

University of Pittsburgh, University Capital Project RB, Ser A §
1.350%, 09/15/04	400	400

1.350%, 09/15/29	500	500

University of Pittsburgh, University Capital Project RB, Ser B §
1.350%, 09/15/29	1,500	1,500

York, General Authority Pooled Finance RB, Sub-Ser A, Remarketed 05/07/98, AMBAC §
1.350%, 09/01/26	375	375

TOTAL PENNSYLVANIA		$45,862

Texas — 10.5%

City of Midlothian, Industrial Development Authority RB, Box-Crow Cement Project, UBS AG Bank LOC §
1.370%, 12/01/09	1,900	1,900

Georgetown, Higher Education Financing RB, Southwestern University Project, Chase Manhattan Bank LOC §
1.350%, 10/01/14	3,000	3,000

Gulf Coast, Waste Disposal Authority Texas Pollution Control RB, Exxon Project §
1.300%, 06/01/20	600	600

Splendora, Higher Education Financing Authority RB, Fort Bend Baptist Project, Ser A, Wells Fargo Bank N.A. LOC §
1.350%, 12/01/26	3,600	3,600

Texas State, GO, TRAN
2.750%, 08/29/03	5,300	5,323

Texas State, Gas Utility RB, FSA §
1.350%, 01/15/23	3,500	3,500

Texas State, Higher Education Authority RB, Ser B, FGIC §
1.350%, 12/01/25	1,580	1,580

TOTAL TEXAS		$19,503

Utah — 1.0%

Emery County, Pollution Control RB, Pacificorp Project, AMBAC §
1.350%, 11/01/24	40	40

Emery County, Pollution Control RB, Pacificorp Project, Bank One N.A. LOC §
1.400%, 07/01/15	1,800	1,800

TOTAL UTAH		$1,840

ANNUAL REPORT    /    APRIL 30, 2003

TAX-FREE MONEY MARKET PORTFOLIO (concluded)

Description	Principal Amount (000)	Market Value (000)

Vermont — 3.0%

Vermont State, Educational & Health Buildings Financing Authority RB, Capital Asset Financing Program, Ser 1, Chittenden Trust / First Union National Bank LOC §
1.450%, 06/01/22	$1,500	$1,500

Vermont State, Educational & Health Buildings Financing Authority RB, VHA New England Project, Ser C, AMBAC §
1.400%, 12/01/25	1,000	1,000

Vermont State, Educational & Health Buildings Financing Authority RB, VHA New England Project, Ser E, AMBAC §
1.400%, 12/01/25	3,100	3,100

TOTAL VERMONT		$5,600

Wyoming — 1.4%
Lincoln County, Pollution Control Authority RB, Exxon Project §
1.300%, 08/01/15	730	730

Sublette County, Pollution Control RB, Exxon Project §
1.300%, 11/01/14	1,850	1,850

TOTAL WYOMING		$2,580

TOTAL MUNICIPAL BONDS & NOTES (COST $178,980)		$178,980

Commercial Paper — 3.4%

District of Columbia, National Academy of Science Project
1.050%, 05/27/03	1,000	1,000

Howard County Maryland
1.100%, 06/02/03	5,300	5,300

TOTAL COMMERCIAL PAPER (COST $6,300)		$6,300

TOTAL INVESTMENTS — 99.8% (COST $185,280)		$185,280

OTHER ASSETS & LIABILITIES, NET — 0.2%		$373

TOTAL NET ASSETS — 100.0%		$185,653

§	These variable rate securities are subject to a put and demand feature. The date shown is the stated maturity.

GO — General Obligation

LOC — Securities are held in connection with a letter of credit support for securities as listed above, as indicated.

RAN — Revenue Anticipation Note

RB — Revenue Bond

Ser — Series

TRAN — Tax & Revenue Anticipation Note

These organizations have provided underlying credit support for securities, as indicated.

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FNMA — Federal National Mortgage Association

FSA — Financial Security Assistance

MBIA — Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

Municipal Bonds & Notes — 99.7%

Pennsylvania — 99.7%

Beaver County, Industrial Development Authority RB, Atlantic Richfield Project §
1.350%, 12/01/20	$700	$700

Berks County, GO, MBIA §
1.320%, 11/01/23	500	500

Bucks County, Industrial Development Authority RB, SHV Real Estate Project, ABN Amro Bank N.V. LOC §
1.300%, 07/01/15	800	800

Chester County, Health & Educational Facilities Authority RB, Barclay Friends Project, Ser A, First Union National Bank LOC §
1.350%, 08/01/25	315	315

Chester County, Industrial Development Authority RB, Archdiocese of Philadelphia Project, Wachovia Bank N.A. LOC §
1.350%, 07/01/31	600	600

Chester County, Industrial Development Authority RB, The Woods Project, PNC Bank N.A. LOC §
1.400%, 03/31/15	180	180

Dallastown, Area School District Authority, GO, FGIC §
1.420%, 02/01/18	150	150

Delaware County, Industrial Development Authority RB, Resource Recovery Facility Project, Ser G §
1.280%, 12/01/31	700	700

1.280%, 12/01/31	130	130

Delaware County, Industrial Development Authority RB, Scott Paper Project, Ser D §
1.350%, 12/01/18	800	800

Delaware Valley, Regional Finance Authority RB, Ser A, Toronto-Dominion Bank N.A. LOC §
1.350%, 12/01/20	500	500

East Hempfield Township, Industrial Development Authority RB, Menonite Home Project, Northern Trust Company LOC §
1.420%, 06/01/25	785	785

Description	Principal Amount (000)	Market Value (000)

Emmaus, General Authority RB, Ser E, Remarketed 07/01/97 §
1.400%, 03/01/24	$400	$400

Emmaus, General Authority RB, Ser G, Remarketed 12/01/97 §
1.400%, 03/01/24	200	200

Erie County, Higher Education Building Authority RB, Gannon University Project, Ser F, PNC Bank N.A. LOC §
1.400%, 07/01/13	700	700

Huntingdon County, General Authority RB, Juniata College Project, Ser A, PNC Bank N.A. LOC §
2.050%, 05/01/26	500	500

Lancaster County, Hospital Authority RB, Health Center — Masonic Homes Project, AMBAC §
1.350%, 07/01/34	200	200

Lancaster, Higher Education Authority RB, Franklin & Marshall College Project §
1.450%, 04/15/27	395	395

Lehigh County, Industrial Development Authority RB, Allegheny Electric Cooperative Project, Ser A, Rabobank Nederland LOC §
1.300%, 12/01/15	500	500

Lehigh County, Industrial Development Authority RB, Allentown Airport Project, First Union National Bank LOC §
1.450%, 12/01/05	600	600

Montgomery County, Redevelopment Authority RB, Forge Gate Apartments Project, Ser A §
1.300%, 08/15/31	800	800

Moon, Industrial Development Authority RB, Executive Office Association Project, PNC Bank N.A. LOC §
1.400%, 11/01/10	300	300

Pennsylvania State, GO, 1st Ser, MBIA
5.000%, 06/01/03	500	502

Pennsylvania State, GO, AMBAC
5.125%, 09/15/03	500	507

Pennsylvania State, Intergovernmental Special Tax Authority, GO, City of Philadelphia Funding Program, MBIA, Prerefunded 06/15/03 @ 100
5.600%, 06/15/15	400	402

Pennsylvania Turnpike RB, Ser Q §
1.350%, 06/01/28	150	150

Philadelphia, Gas Works RB, Ser 104, FSA §
1.390%, 07/01/28	760	760

ANNUAL REPORT    /    APRIL 30, 2003

PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO (concluded)

Description	Principal Amount (000)	Market Value (000)

Philadelphia, Industrial Development Authority RB, Newcourtland Elder Services Project, PNC Bank N.A. LOC §
1.350%, 03/01/27	$300	$300

Philadelphia, Water & Wastewater Authority RB, Ser B, AMBAC §
1.300%, 08/01/27	1,000	1,000

Pittsburgh, GO, AMBAC
4.750%, 09/01/03	500	505

Schuylkill County, GO, AMBAC §
1.440%, 09/01/15	100	100

University of Pittsburgh, University Capital Project RB, Ser A §
1.350%, 09/15/29	100	100

University of Pittsburgh, University Capital Project RB, Ser B §
1.350%, 09/15/29	400	400

York, General Authority Pooled Finance RB, Harrisburg Parking Project, Sub-Ser 96-C, FSA §
1.350%, 09/01/26	545	545

York, General Authority Pooled Finance RB, Sub-Ser 96B, Remarketed 04/29/99, AMBAC §
1.350%, 09/01/26	520	520

York, General Authority Pooled Finance RB, Sub-Ser A, Remarketed 05/07/98, AMBAC §
1.350%, 09/01/26	300	300

TOTAL PENNSYLVANIA		$16,846

TOTAL MUNICIPAL BONDS & NOTES (COST $16,846)		$16,846

TOTAL INVESTMENTS — 99.7% (COST $16,846)		$16,846

OTHER ASSETS & LIABILITIES, NET — 0.3%		$46

TOTAL NET ASSETS — 100.0%		$16,892

§	These variable rate securities are subject to a put and demand feature. The date shown is the stated maturity.

GO — General Obligation

LOC —	Securities are held in connection with a letter of credit support for securities listed above, as indicated.

RB — Revenue Bond

Ser — Series

These organizations have provided underlying credit support for securities as indicated

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assistance

MBIA — Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

FIXED INCOME PORTFOLIOS

Fixed Income

Portfolios

Our fixed income investment management philosophy centers on four core beliefs. We believe that over a full interest-rate cycle, a portfolio of fixed income investments should provide real returns that exceed any loss of purchasing power due to inflation, be competitive with the specified portfolio benchmark return, be competitive versus portfolios of similar risk, and maintain low-to-moderate principal volatility.

With the understanding of each Portfolio’s constraints and tolerance for risk, we employ a value approach to fixed income investing involving over- or under-weighting market sectors, industries, or yield curve segments deemed to be relatively undervalued or expensive. We undertake rigorous analysis utilizing the following components to construct a portfolio: sector selection, duration management, credit analysis, industry and issue selection, and yield curve management.

The fixed income process is an actively managed, bottom-up sector selection approach, wherein risk containment is paramount. Our objective is to position the Portfolios in such a way that our sector, interest rate, yield curve, and credit analysis can add value without assuming an inordinate risk of underperformance. As part of the construction and management process, we continually test the Portfolios to assess and control risk. This disciplined fixed income philosophy has been in place within our organization for more than 15 years, has been consistently applied, and has generated historically strong results.

FIXED INCOME PORTFOLIOS

SHORT-TERM TREASURY PORTFOLIO

James M. Hannan

PORTFOLIO MANAGER

James M. Hannan is manager of the Short-Term Treasury Portfolio, and is manager or co-manager of other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan has been a Portfolio Manager of AIA since 1996, a Vice President of Allfirst Bank from 1987 to 2003 and a Vice President of M&T Trust since 2003. He has more than 15 years of experience in the investment industry.

Management Discussion and Analysis

As economic growth remained elusive over the past fiscal year, interest rates fell. The 2-year Treasury note declined from a high yield for the fiscal year of 3.37% on May 17, 2002 to a yield of 1.49% on April 30, 2003. The Federal Reserve lowered short-term interest rates once during the period in November 2002 to 1.25% from 1.75%. We were challenged to seek out investments that would provide competitive short-term returns, even as falling rates negatively impacted Portfolio performance.

Working within this declining interest rate environment, we continued to invest in U.S. Treasury securities maturing in less than 3 years. Portfolio strategy was to maintain an average maturity of between 1 1/2 and 1 3/4 years, which positively impacted Portfolio performance. Had duration been shorter, our performance would have suffered.

As always we will continue to consistently utilize our conservative and disciplined relative value investment process.

APRIL 30, 2003    /    ANNUAL REPORT

SHORT-TERM TREASURY PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT

	Inst’l Class Shares*	Class A Shares*	Merrill Lynch 1-3 Year Treasury Index	Lehman Brothers 1-3 Year U.S. Gov’t Bond Index
One year total return	4.18%	3.93%	5.39%	5.63%

Annualized three year total return	6.10%	5.88%	7.08%	7.34%

Annualized five year total return	5.32%	5.09%	6.16%	6.29%

Annualized total return inception to date	5.39%	5.29%	—	—

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

*	Institutional Class Shares were offered beginning March 20, 1996. Class A Shares were offered beginning September 9, 1996. Class A Shares are not subject to a sales charge.

The performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index and the Merrill Lynch 1-3 Year Treasury Index do not include operating expenses that are incurred by the Portfolio. Index performance for the Institutional Class Shares is for the period March 31, 1996 to April 30, 2003. Index performance for the Class A Shares is for the period September 30, 1996 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Treasury Obligations — 98.5%

U.S. Treasury Bills ^
1.241%, 05/22/2003	$48	$48

1.233%, 06/05/2003	33	33

1.187%, 07/03/2003	611	610

1.186%, 06/19/2003	787	786

1.176%, 09/18/2003	288	287

1.172%, 08/07/2003	418	417

1.163%, 07/10/2003	2,255	2,250

1.158%, 05/15/2003	570	570

1.157%, 07/17/2003	186	186

1.145%, 08/28/2003	35	35

1.132%, 07/24/2003	519	518

1.131%, 10/16/2003	36	36

1.120%, 09/25/2003	216	215

1.118%, 06/26/2003	1,487	1,484

1.110%, 06/12/2003	101	101

U.S. Treasury Bonds
10.750%, 05/15/2003	2,000	2,007

U.S. Treasury Notes
7.500%, 02/15/2005	9,000	9,969

6.750%, 05/15/2005	5,000	5,523

6.500%, 08/15/2005	4,000	4,438

6.000%, 08/15/2004	500	531

5.875%, 02/15/2004	2,000	2,075

5.875%, 11/15/2004	9,000	9,621

5.875%, 11/15/2005	3,000	3,305

4.250%, 11/15/2003	3,000	3,049

3.250%, 05/31/2004	4,500	4,600

1.625%, 01/31/2005	5,000	5,019

TOTAL U.S. TREASURY OBLIGATIONS (COST $56,698)		$57,713

TOTAL INVESTMENTS — 98.5% (COST $56,698)		$57,713

OTHER ASSETS & LIABILITIES, NET — 1.5%		$881

TOTAL NET ASSETS — 100.0%		$58,594

^	The effective yield at time of purchase is shown as the rate on the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

FIXED INCOME PORTFOLIOS

SHORT-TERM BOND PORTFOLIO

Wilmer C. Stith III, CFA

PORTFOLIO MANAGER

Wilmer C. Stith III, CFA is manager of the Short-Term Bond Portfolio, and is manager or co-manager of other ARK Funds Portfolios. He has been a Vice President of AIA and Portfolio Manager since 1996. He manages separate accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 10 years of experience in the investment industry, and is a Chartered Financial Analyst.

Management Discussion and Analysis

The Portfolio reduced its exposure to U.S. Treasury securities to 4%, its lowest allocation in over 5 years. We took this action, anticipating that as the Federal government finances its budget deficit for 2003, Treasuries will be issued at a much greater volume as compared to last year. The potential result of this action may cause Treasuries to underperform other sectors. Conversely, as corporate profit margins continued to compress amidst global competition and little to no pricing power, we increased our exposure to select corporate securities. For example, Portfolio performance was positively impacted as we added yield with the purchase of approximately one-year CIT Group corporate bonds.

We will continue our investment approach of seeking to invest in higher-yielding corporate and asset-backed securities.

APRIL 30, 2003    /    ANNUAL REPORT

SHORT-TERM BOND PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

	Inst’l Class Shares*	Lehman Brothers 1-3 Year U.S. Gov’t Bond Index
One year total return	5.44%	5.63%

Annualized three year total return	5.89%	7.34%

Annualized five year total return	4.95%	6.29%

Annualized total return inception to date*	5.09%	—

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

*	Institutional Class Shares were offered beginning March 22, 1998. Performance prior to that date reflects performance of the Marketvest Short-Term Bond Fund from its inception date of April 1, 1996.

The performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period March 31, 1996 to April 30, 2003.

The performance information presented in the graph and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Treasury Obligations — 4.0%

Treasury Inflation Index Bonds
3.500%, 01/15/11	$1,400	$1,630

U.S. Treasury Notes
6.000%, 08/15/04	200	212

3.250%, 08/15/07	215	221

3.000%, 11/15/07	350	355

TOTAL U.S. TREASURY OBLIGATIONS (COST $2,259)		$2,418

U.S. Government Agency Obligations — 6.0%

FHLMC
7.000%, 07/15/05	500	556

4.500%, 01/15/13	1,000	1,021

FNMA
3.780%, 08/09/04	1,000	1,001

3.600%, 05/14/04	1,000	1,001

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $3,562)		$3,579

U.S. Government Agency Mortgage-Backed Obligations — 3.5%

FHLMC
6.250%, 11/15/22	1,220	1,277

6.000%, 07/15/21	816	824

FNMA ‡
4.285%, 09/01/27	1	1

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $2,085)		$2,102

Corporate Obligations — 53.9%

Banks — 15.5%

Bank of America
5.250%, 02/01/07	1,000	1,086

First USA Bank
7.650%, 08/01/03	480	487

ANNUAL REPORT    /    APRIL 30, 2003

SHORT-TERM BOND PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Fleet Boston Financial
6.625%, 12/01/05	$1,000	$1,098

Mercantile Bank-St Louis
6.375%, 01/15/04	500	517

National Westminster Bank
9.375%, 11/15/03	1,000	1,042

PNC Funding
7.000%, 09/01/04	1,500	1,600

Wachovia
6.700%, 06/21/04	1,500	1,586

Wells Fargo
6.700%, 09/22/04	1,500	1,605

Wells Fargo, MTN, Ser C
4.250%, 08/15/03	216	218

TOTAL BANKS		$9,239

Consumer Staples — 1.0%

ConAgra Foods
7.400%, 09/15/04	585	625

TOTAL CONSUMER STAPLES		$625

Energy — 9.3%

Conoco
5.900%, 04/15/04	540	561

Consolidated Natural Gas
5.750%, 08/01/03	300	303

DTE Energy
6.000%, 06/01/04	1,500	1,565

Husky Oil
6.875%, 11/15/03	1,000	1,026

Smith International ‡ +
2.414%, 10/15/03	1,000	1,001

Union Pacific
6.500%, 05/15/05	1,000	1,078

TOTAL ENERGY		$5,534

Financials — 19.8%

American Express
6.875%, 11/01/05	1,700	1,891

CIT Group ‡
2.839%, 03/01/04	1,000	1,006

General Electric Capital
3.500%, 05/01/08	1,000	1,005

General Motors Acceptance
7.500%, 07/15/05	2,000	2,140

Household Finance
7.250%, 07/15/03	500	506

Description	Principal Amount (000)	Market Value (000)

John Deere Capital
4.500%, 08/22/07	$1,000	$1,045

Lehman Brothers Holdings
7.750%, 01/15/05	1,000	1,093

MBNA, MTN
6.150%, 10/01/03	1,000	1,017

Morgan Stanley
6.100%, 04/15/06	1,000	1,097

Simon Property Group
6.750%, 02/09/04	1,000	1,038

TOTAL FINANCIALS		$11,838

Industrials — 4.2%

Canadian National Railway
7.000%, 03/15/04	300	313

First Data
6.750%, 07/15/05	1,000	1,101

Rockwell International
6.625%, 06/01/05	1,000	1,085

TOTAL INDUSTRIALS		$2,499

Materials — 3.2%

Westvaco
6.850%, 11/15/04	1,800	1,910

TOTAL MATERIALS		$1,910

Telecommunication Services — 0.9%

Alltel
7.500%, 03/01/06	475	542

TOTAL TELECOMMUNICATION SERVICES		$542

TOTAL CORPORATE OBLIGATIONS (COST $31,296)		$32,187

Asset-Backed Securities — 31.5%

ANRC Auto Owner Trust, Ser 2001-A, Cl A-4
4.320%, 06/16/08	900	934

Capital Auto Receivables Asset, Ser 2002-2, Cl A-3
3.820%, 07/15/05	1,500	1,531

Capital Auto Receivables Asset, Ser 2002-3, Cl A-4
3.580%, 10/16/06	1,000	1,037

Daimler Chrysler Auto Trust, Ser 2001-C, Cl A3
4.210%, 07/06/05	700	711

EQCC Home Equity Loan Trust, Ser 1991-1, Cl A3F
5.915%, 11/20/24	330	334

APRIL 30, 2003    /    ANNUAL REPORT

SHORT-TERM BOND PORTFOLIO (concluded)

Description	Principal Amount (000)	Market Value (000)

EQCC Home Equity Loan Trust, Ser 1998-1, Cl A4F
6.459%, 03/15/21	$224	$225

Ford Credit Auto Owner Trust, Ser 2000-C, Cl A4
7.240%, 02/15/04	70	71

Ford Credit Auto Owner Trust, Ser 2001-D, Cl A3
4.310%, 06/15/05	739	750

Ford Credit Auto Owner Trust, Ser 2002-C, Cl A4
3.790%, 09/15/06	1,000	1,041

Green Tree Home Improvement Loan Trust, Ser 1995-F, Cl B1
6.750%, 01/15/21	301	302

Green Tree Home Improvement Loan Trust, Ser 1996-F, Cl HIB1
7.250%, 11/15/27	2,000	2,031

Greenpoint Manufactured Housing, Ser 1999-1, Cl A2
6.010%, 08/15/15	126	127

Honda Auto Receivables Owner Trust, Ser 2002-2, Cl A3
3.830%, 02/15/06	1,000	1,025

Honda Auto Receivables Owner Trust, Ser 2002-3, Cl A3
3.000%, 05/18/06	2,000	2,040

Prudential Home Mortgage Securities Trust, Ser 1994-25, Cl A7
7.500%, 08/15/24	314	313

Residential Asset Securities, Ser 2001-KS3, Cl AI3
5.180%, 07/25/27	1,800	1,827

Residential Asset Securities, Ser 2002-KS4, Cl AI2
4.040%, 01/25/22	1,000	1,021

Residential Asset Securities, Ser 2002-KS6, Cl AI3
3.580%, 12/25/26	750	768

Description	Principal Amount/ Shares (000)	Market Value (000)

SLMA ‡
1.891%, 10/25/10	$1,742	$1,760

Whole Auto Loan Trust, Ser 2002-1, Cl A3
2.600%, 08/15/06	950	966

TOTAL ASSET-BACKED SECURITIES (COST $18,463)		$18,814

Repurchase Agreements — 1.7%
Credit Suisse First Boston 1.270%, dated 04/30/03, matures 05/01/03 repurchase price $1,000,035 (102% collateralized by various U.S. Treasury Obligations)	1,000	1,000

TOTAL REPURCHASE AGREEMENTS (COST $1,000)		$1,000

Related Party Money Market Portfolio — 1.3%
ARK Money Market Portfolio Institutional Class Ú	785	785

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $785)		$785

TOTAL INVESTMENTS — 101.9% (COST $59,450)		$60,885

OTHER ASSETS & LIABILITIES, NET — (1.9)%		$(1,120)

TOTAL NET ASSETS — 100.0%		$59,765

‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.
+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

Ser — Series

SLMA — Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

FIXED INCOME PORTFOLIOS

MARYLAND AND PENNSYLVANIA  TAX-FREE PORTFOLIOS

Susan L. Schnaars, CFA

PORTFOLIO MANAGER

Susan L. Schnaars, CFA is manager of the Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio. Ms. Schnaars is also responsible for managing several large institutional accounts. She has been a Principal of AIA and Portfolio Manager since 1996, a Vice President of Allfirst Bank from 1992 to 2003 and a Vice President M&T Trust since 2003. Ms. Schnaars is a Chartered Financial Analyst and a Certified Public Accountant, and has more than 12 years of experience in the investment industry.

Management Discussion and Analysis

During the fiscal year ended April 30, 2003, ongoing reports of lethargic economic growth and volatility in the equity markets continued to fuel demand for bonds. Yields on municipal bonds fell over 100 basis points (1.00%) in 2-5 year notes, while yields on longer-dated securities fell almost 50 basis points. Over the same period, yields on U.S. Treasury securities fell even more dramatically as the yield on shorter-maturity assets fell 175 basis points and longer-dated assets fell 75 basis points. The result was an underperformance of municipals, as well as the Portfolios, when compared to their taxable counterparts.

Early in the year, we shortened the effective duration of the Portfolios only slightly as we believed interest rates would rise in tandem with an economic recovery. We have continued to maintain duration around the 6.25 to 6.5 year range as interest rates have fallen further. We have the option to sustain this range should interest rates rise during the second half of 2003. The overall credit quality of the Portfolios has been upheld; however, we have taken opportunities to add yield to the Portfolios where appropriate.

During March we took minor positions in Tobacco Asset Securitization bonds, which are issued by states and local municipalities that capitalize the payments due to them from the major cigarette manufacturers under the Master Settlement Agreement (the agreement by 46 states to settle all claims against major cigarette manufacturers). At the end of March, the bonds were downgraded by several rating agencies citing increased litigation risk, causing volatility in these holdings. We are following the situation very closely.

APRIL 30, 2003    /    ANNUAL REPORT

MARYLAND TAX-FREE PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A AND B SHARES: VALUE OF A $10,000 INVESTMENT

	Inst’l Class Shares	Class A Shares*	Class B Shares*	Lehman Brothers 7 yr. Muni Bond Index	Lehman Brothers 10 yr. Muni Bond Index
One year total return	7.66%	7.47%	6.72%	8.62%	8.50%

One year total return with load	—	2.68%	1.72%	—	—

Annualized three year total return	7.75%	7.56%	6.84%	8.40%	8.54%

Annualized three year total return with load	—	5.91%	5.96%	—	—

Annualized five year total return	5.27%	5.10%	6.91%	6.34%	6.44%

Annualized five year total return with load	—	4.13%	6.60%	—	—

Annualized total return inception to date	5.47%	5.31%	6.47%	—	—

Annualized total return inception to date with load	—	4.56%	6.47%	—	—

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may experience increased volatility due to its investments in fewer securities. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Institutional Class Shares were offered beginning November 18, 1996. Class A Shares were offered beginning January 2, 1997. Performance for Class A Shares with load reflects the deduction of the maximum 4.50% sales charge. Class B Shares were offered beginning September 19, 1999. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

*	Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class Shares adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

The performance of the Lehman Brothers 7 Year Municipal Bond Index and Lehman Brothers 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period November 30, 1996 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

ANNUAL REPORT    /    APRIL 30, 2003

MARYLAND TAX-FREE PORTFOLIO (continued)

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

Municipal Bonds & Notes — 97.9%

Maryland — 91.3%

Allegany County, GO, AMBAC, Prerefunded 03/01/07 @ 101
5.300%, 03/01/12	$1,190	$1,341

Allegany County, Pollution Control Authority RB, Westvaco Project
6.200%, 01/01/08	550	569

Anne Arundel County, GO
6.000%, 09/01/06	2,000	2,277

5.000%, 03/01/19	2,000	2,132

Baltimore County, Consolidated Public Improvements Project, GO, Prerefunded 06/01/06 @ 101
5.250%, 06/01/11	1,000	1,117

5.500%, 06/01/16	1,500	1,687

Baltimore, City Parking System Facilities Project RB, Ser A, FGIC
5.250%, 07/01/17	1,000	1,150

Baltimore, Convention Center RB, MBIA
5.375%, 09/01/11	2,910	3,270

Baltimore, GO, Ser B, MBIA
7.000%, 10/15/03	1,000	1,026

Baltimore, Port Facilities RB, Consolidated Coal Sales Project, Ser A
6.500%, 10/01/11	1,000	1,024

Baltimore, Water Project RB, Ser A, FSA, Prerefunded 07/01/10 @ 100
5.750%, 07/01/30	3,000	3,515

Description	Principal Amount (000)	Market Value (000)

Calvert County, GO, Prerefunded 01/01/06 @ 101
5.750%, 01/01/11	$1,900	$2,121

Calvert County, Pollution Control Authority RB, Baltimore Gas Project, MBIA-IBC
5.550%, 07/15/14	2,500	2,662

Carroll County, Fairhaven & Copper Ridge Project RB, Ser A, Radian Guaranty
5.375%, 01/01/16	2,000	2,172

Charles County, GO
3.125%, 03/01/11	1,000	991

Frederick County, Educational Facilities RB, Mount St. Mary’s College, Ser A
5.750%, 09/01/25	1,000	1,029

Frederick County, Retirement Community RB, Buckinghams Choice Facilities Project, Ser A
5.900%, 01/01/17	1,000	954

Harford County, GO
5.500%, 12/01/08	1,895	2,188

Howard County, Consolidated Public Improvements Project, GO, Ser A
5.250%, 08/15/16	1,480	1,652

Howard County, Metropolitan District Project, GO, Ser A
5.250%, 08/15/15	1,925	2,161

Maryland State, Community Development Administration RB, Multi Family Housing Development, Westfield Project, Ser C
5.200%, 12/01/29	2,000	2,118

Maryland State, Community Development Administration RB, Residential Housing & Community Development, Ser A, FHA
5.600%, 03/01/17	940	985

Maryland State, Community Development Administration RB, Single Family Housing & Community Development, First Ser, FHA
5.050%, 04/01/08	1,000	1,073

Maryland State, Economic Development Authority RB, Chesapeake Hills Golf Course Project
8.250%, 11/01/26	1,000	1,019

Maryland State, Economic Development Authority RB, Collegiate Student Housing, Salisbury Project, Ser A
6.000%, 06/01/19	1,000	1,024

5.600%, 06/01/10	1,775	1,871

APRIL 30, 2003    /    ANNUAL REPORT

MARYLAND TAX-FREE PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Maryland State, Economic Development Authority RB, Healthcare Facilities, GNMA-Crescent Cities Project, Ser A, Collateralized by GNMA
4.650%, 12/20/08	$635	$680

Maryland State, Economic Development Authority RB, Lutheran World Relief Project, Guaranty Agreement
7.125%, 04/01/19	895	954

Maryland State, Health & Higher Education Facilities Authority RB, Bullis School Project, FSA
5.250%, 07/01/20	1,585	1,708

Maryland State, Health & Higher Education Facilities Authority RB, Carroll County General Hospital Project
6.000%, 07/01/37	2,250	2,346

Maryland State, Health & Higher Education Facilities Authority RB, Catholic Health Initiatives Project, Ser A
6.000%, 12/01/13	1,370	1,551

Maryland State, Health & Higher Education Facilities Authority RB, Frederick Memorial Hospital Project
5.000%, 07/01/22	2,500	2,510

Maryland State, Health & Higher Education Facilities Authority RB, Hebrew Home of Washington Project
5.800%, 01/01/32	1,135	1,166

Maryland State, Health & Higher Education Facilities Authority RB, Helix Health Project, AMBAC, ETM
5.000%, 07/01/27	2,500	2,656

Maryland State, Health & Higher Education Facilities Authority RB, Hospital-Charity Obligation Group, Daughters of Charity Project, Ser A
4.750%, 11/01/14	1,000	1,041

Maryland State, Health & Higher Education Facilities Authority RB, Howard County General Hospital Project, ETM
5.500%, 07/01/13	1,000	1,025

Maryland State, Health & Higher Education Facilities Authority RB, Johns Hopkins Medicine Project, MBIA
5.000%, 07/01/19	1,500	1,585

Maryland State, Health & Higher Education Facilities Authority RB, Johns Hopkins University Project
5.250%, 07/01/17	2,000	2,192

5.125%, 07/01/20	2,000	2,120

5.000%, 05/15/13	1,465	1,597

Description	Principal Amount (000)	Market Value (000)

Maryland State, Health & Higher Education Facilities Authority RB, Loyola College Project, Ser A, MBIA
5.375%, 10/01/11	$950	$1,052

Maryland State, Health & Higher Education Facilities Authority RB, McLean School Project
6.000%, 07/01/20	250	261

6.000%, 07/01/31	1,500	1,525

Maryland State, Health & Higher Education Facilities Authority RB, Medlantic/Helix Project, Ser A, FSA
5.250%, 08/15/11	2,000	2,198

5.250%, 08/15/12	1,175	1,283

Maryland State, Health & Higher Education Facilities Authority RB, Mercy Medical Center Project
5.625%, 07/01/31	2,000	2,029

Maryland State, Health & Higher Education Facilities Authority RB, Mercy Medical Center Project, AMBAC
5.750%, 07/01/15	2,000	2,053

Maryland State, Health & Higher Education Facilities Authority RB, North Arundel Hospital Project, MBIA
6.000%, 07/01/12	500	513

Maryland State, Health & Higher Education Facilities Authority RB, Peninsula Regional Medical Center Project
5.000%, 07/01/08	1,000	1,022

Maryland State, Health & Higher Education Facilities Authority RB, Peninsula United Methodists of Maryland, Ser B ‡
5.250%, 10/01/28	1,000	998

Maryland State, Health & Higher Education Facilities Authority RB, Pickersgill Project, Ser A
6.000%, 01/01/15	1,500	1,589

Maryland State, Health & Higher Education Facilities Authority RB, University of Maryland Medical System Project
5.000%, 07/01/12	1,000	1,057

Maryland State, Industrial Development Financing Authority RB, National Aquarium Baltimore Facilities Project, Ser B
5.100%, 11/01/22	1,000	1,042

Maryland State, Local Facilities Authority, Capital Improvement Project, GO, Ser A
5.500%, 03/01/13	2,000	2,324

ANNUAL REPORT    /    APRIL 30, 2003

MARYLAND TAX-FREE PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Maryland State, National Capital Park & Planning Commission RB, Park Acquisition & Development Project, Ser T-2
5.375%, 01/15/14	$1,000	$1,089

Maryland State, Stadium Authority RB, AMBAC
5.500%, 03/01/12	1,000	1,087

Maryland State, Transportation Authority RB
5.750%, 07/01/15	1,500	1,507

Maryland State, Transportation Authority RB, Baltimore/Washington International Airport Project, Ser B, FGIC
6.000%, 07/01/07	1,000	1,067

Maryland Water Quality Financing Administration RB, Revolving Loan Fund, Ser A
6.550%, 09/01/14	945	959

5.500%, 09/01/12	1,250	1,349

Montgomery County, Consolidated Public Improvements Project, GO
4.750%, 02/01/15	2,025	2,195

Montgomery County, Consolidated Public Improvements Project, GO, Ser A
5.800%, 07/01/07	1,000	1,147

Montgomery County, Consolidated Public Improvements Project, GO, Ser A, Prerefunded 01/01/10 @ 101
5.600%, 01/01/16	2,000	2,327

Montgomery County, Special Obligation, West Germantown Development District Project, GO, Ser A, Radian Guaranty
5.375%, 07/01/20	250	267

New Baltimore, School Board System RB
5.000%, 11/01/13	1,135	1,238

Northeast Maryland Waste Disposal Authority RB, Southwest Resource Recovery Facility Project, MBIA
7.200%, 01/01/06	2,500	2,637

Prince George’s County, Consolidated Public Improvements Project, GO, FSA
5.500%, 10/01/10	2,000	2,295

Queen Anne’s County, Public Facilities, GO, FGIC
6.000%, 11/15/08	1,000	1,159

5.400%, 11/15/11	1,000	1,117

St. Mary’s College, Academic & Auxiliary Facilities RB, Ser A, MBIA
5.250%, 09/01/27	2,000	2,078

Description	Principal Amount (000)	Market Value (000)

St. Mary’s County, Consolidated Public Improvements Project, GO
4.450%, 07/01/14	$1,100	$1,176

St. Mary’s County, County Commissioners St. Mary’s Hospital Project, GO
5.000%, 10/01/21	1,000	1,063

University of Maryland, Auxiliary Facility & Tuition RB, Ser A
5.500%, 04/01/10	1,000	1,085

Washington County, Public Improvements Project, GO, MBIA, Prerefunded 01/01/05 @ 102
5.800%, 01/01/15	1,250	1,365

Washington Suburban Sanitation District, General Construction Project, GO
6.000%, 06/01/18	1,000	1,242

Washington Suburban Sanitation District, Water Supply Project, GO
4.700%, 06/01/18	2,000	2,103

TOTAL MARYLAND		$116,757

New Jersey — 1.4%

Tobacco Settlement Financing
6.750%, 06/01/39	2,000	1,767

TOTAL NEW JERSEY		$1,767

Puerto Rico — 5.2%

Commonwealth of Puerto Rico, Highway & Transportation RB, Ser F
5.250%, 07/01/11	1,000	1,097

Commonwealth of Puerto Rico, Highway & Transportation RB, Ser W, FSA, Prerefunded 07/01/03 @ 101.5
5.400%, 07/01/06	2,000	2,043

Commonwealth of Puerto Rico, Public Buildings Authority RB, MBIA-IBC Commonwealth Guaranty
5.700%, 07/01/16	500	511

Commonwealth of Puerto Rico, Public Finance Authority RB, Ser A, AMBAC
5.375%, 06/01/19	1,500	1,722

Commonwealth of Puerto Rico, Public Improvements Project, GO, MBIA
6.250%, 07/01/12	1,000	1,221

TOTAL PUERTO RICO		$6,594

TOTAL MUNICIPAL BONDS & NOTES (COST $117,276)		$125,118

APRIL 30, 2003    /    ANNUAL REPORT

MARYLAND TAX-FREE PORTFOLIO (concluded)

Description	Shares (000)	Market Value (000)

Related Party Money Market Portfolio — 1.0%
ARK Tax-Free Money Market Portfolio Institutional Class Ú	1,226	$1,226

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $1,226)		$1,226

TOTAL INVESTMENTS — 98.9% (COST $118,502)		$126,344

OTHER ASSETS & LIABILITIES, NET — 1.1%		$1,461

TOTAL NET ASSETS — 100.0%		$127,805

‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

ETM — Escrowed to Maturity

GO — General Obligation

RB — Revenue Bond

Ser — Series

These organizations have provided underlying credit support for securities, as indicated

AMBAC — American Municipal Bond Assurance Corporation

FGIC — Financial Guaranty Insurance Corporation

FHA — Federal Housing Authority

FSA — Financial Security Assistance

GNMA — Government National Mortgage Association

IBC — Insured Bond Certification

MBIA — Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

PENNSYLVANIA TAX-FREE PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A AND B SHARES: VALUE OF A $10,000 INVESTMENT

	Inst’l Class Shares	Class A Shares*	Class B Shares*	Lehman Brothers 5 yr. Muni Bond Index	Lehman Brothers 7 yr. Muni Bond Index	Lehman Brothers 10 yr. Muni Bond Index
One year total return	7.96%	7.77%	7.03%	7.88%	8.62%	8.50%

One year total return with load	—	2.96%	2.03%	—	—	—

Annualized three year total return	8.13%	7.92%	7.19%	7.95%	8.40%	8.54%

Annualized three year total return with load	—	6.29%	6.32%	—	—	—

Annualized five year total return	5.10%	4.94%	6.25%	6.09%	6.34%	6.44%

Annualized five year total return with load	—	3.97%	5.93%	—	—	—

Annualized total return inception to date	5.15%	4.94%	5.61%	—	—	—

Annualized total return inception to date with load	—	4.27%	5.61%	—	—	—

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may experience increased volatility due to its investments in fewer securities. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

For each class, performance presented prior to March 23, 1998 reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund from its inception date of April 1, 1996. Class A Shares were offered beginning March 23, 1998. Performance for Class A Shares with load reflects the deduction of the maximum 4.50% sales charge. Class B Shares were offered beginning September 1, 1999. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

*	Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class Shares adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

The performance of the Lehman Brothers 5 Year Municipal Bond Index, Lehman Brothers 7 Year Municipal Bond Index, and Lehman Brothers 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period March 31, 1996 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

APRIL 30, 2003    /    ANNUAL REPORT

PENNSYLVANIA TAX-FREE PORTFOLIO

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

Municipal Bonds & Notes — 98.1%

New Jersey — 1.1%

Tobacco Settlement Financing
6.750%, 06/01/39	$2,000	$1,767

TOTAL NEW JERSEY		$1,767

Pennsylvania — 97.0%

Adams County, GO, FGIC, Prerefunded 05/15/11 @ 100
5.500%, 11/15/26	2,500	2,883

Allegheny County, GO, Ser C-52, FGIC
5.250%, 05/10/11	4,000	4,236

Allegheny County, Industrial Development Authority RB, Environmental Improvement Project, Ser A
6.700%, 12/01/20	4,150	4,293

Bucks County, Industrial Development Authority RB, Pennswood Village Project, Ser A
6.000%, 10/01/27	1,000	1,033

Bucks County, Industrial Development Authority RB, Personal Care, Ser A, ETM, Remarketed 11/15/93
10.000%, 05/15/19	4,775	8,041

Burrell School District, GO, FGIC, STAID
5.250%, 11/15/10	2,200	2,434

Chester County, Health & Education Facilities Authority RB, Chester County Hospital Project, MBIA
5.625%, 07/01/09	1,985	2,190

5.625%, 07/01/10	1,675	1,847

5.500%, 07/01/07	965	1,074

Description	Principal Amount (000)	Market Value (000)

Chester County, Health & Education Facilities Authority RB, Immaculata College Project, Radian — IBC Guaranty
5.625%, 10/15/27	$2,250	$2,380

Chester County, Health & Education Facilities Authority RB, Jefferson Health Systems Project, Ser B
5.375%, 05/15/27	2,000	2,012

Chester County, Health & Education Facilities Authority RB, Main Line Health Systems Project, Ser A, MBIA-IBC
5.300%, 05/15/07	2,045	2,157

Dauphin County, General Health Authority RB, Pinnacle Health System Project, MBIA
5.200%, 05/15/09	910	1,001

Delaware County, Dunwoody Village Project RB
6.250%, 04/01/30	1,200	1,250

5.550%, 04/01/06	300	301

Delaware County, Hospital RB, Chester Community Hospital Project
6.000%, 12/15/20	4,000	4,021

Downington, Area School District, GO, FSA — STAID
4.900%, 04/01/16	2,130	2,259

Indiana County, Industrial Development Authority RB, New York State Electric & Gas Project, Ser A, MBIA
6.000%, 06/01/06	1,500	1,692

Lancaster County, Solid Waste Management Authority RB, Ser B, AMBAC
5.375%, 12/15/15	4,000	4,416

Lehigh County, GO, Ser A, CNTY GTD, Prerefunded 05/15/06 @ 100
5.500%, 07/19/06	2,000	2,228

Lehigh County, General Purpose Authority GOH, Muhlenberg Hospital Center Project, ETM
5.750%, 07/15/10	1,270	1,424

5.750%, 07/15/10	1,730	1,939

Lehigh County, General Purpose Authority RB, Kidspeace Obligation Group Project
5.800%, 11/01/12	1,435	1,378

Luzerne County, Pennsylvania Flood Protection Authority RB, Ser A, CNTY GTD — MBIA
5.250%, 01/15/12	2,310	2,597

ANNUAL REPORT    /    APRIL 30, 2003

PENNSYLVANIA TAX-FREE PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Mercer County, GO, FGIC
5.500%, 10/01/18	$1,155	$1,274

5.500%, 10/01/19	1,215	1,332

Montgomery County, GO
5.375%, 07/15/13	1,885	2,084

Montgomery County, Health & Higher Education Facilities Authority RB, Beaver College Project, CONLEE
5.700%, 04/01/10	500	558

Montgomery County, Health & Higher Education Facilities Authority RB, Holy Redeemer Health Project, Ser A, AMBAC
5.500%, 10/01/08	1,275	1,439

5.250%, 10/01/04	2,070	2,183

Montgomery County, Health & Higher Education Facilities Authority RB, Philadelphia Geriatric Center Project, Ser A
7.250%, 12/01/19	3,000	3,079

Montgomery County, Industrial Development Authority RB, Acts Retirement-Life Communities Project
5.250%, 11/15/28	3,000	2,855

Montgomery County, Industrial Development Authority RB, Adult Communities Total Services Project, Ser B
5.750%, 11/15/17	1,000	1,030

North Allegheny, School District Authority, GO, FGIC, STAID
5.500%, 11/01/10	1,765	2,032

Northhampton County, GO
5.125%, 08/15/19	2,575	2,731

Pennsylvania State, Convention Center Authority RB, Ser A, FGIC, ETM
6.000%, 09/01/19	5,410	6,620

Pennsylvania State, Convention Center Authority RB, Ser A, FSA
6.750%, 09/01/19	2,000	2,173

Pennsylvania State, Convention Center Authority RB, Ser A, MBIA-IBC
6.750%, 09/01/19	2,500	2,716

Pennsylvania State, GO, First Ser, FGIC
5.375%, 05/15/15	5,000	5,443

Pennsylvania State, Higher Educational Facilities Authority RB, Drexel University Project
6.000%, 05/01/24	4,075	4,426

Pennsylvania State, Higher Educational Facilities Authority RB, Gwynedd-Mercy College Project, Radian Guaranty
5.600%, 11/01/22	2,600	2,834

Description	Principal Amount (000)	Market Value (000)

Pennsylvania State, Higher Educational Facilities Authority RB, University of Pennsylvania Health Services Project, Ser A
5.500%, 01/01/09	$4,000	$4,225

Pennsylvania State, Housing Finance Agency RB, Ser 50A
6.000%, 10/01/13	1,500	1,589

Pennsylvania State, Industrial Development Authority RB, AMBAC
6.000%, 07/01/06	3,000	3,389

Philadelphia, Authority For Industrial Lease RB, Ser B, FSA
5.250%, 10/01/30	2,000	2,091

Philadelphia, GO, FGIC
5.125%, 05/15/14	5,000	5,379

Philadelphia, Health & Higher Educational Facilities Authority RB, Community College of Philadelphia Project, AMBAC
5.500%, 05/01/14	1,280	1,432

5.500%, 05/01/15	1,350	1,507

Philadelphia, Hospital & Higher Education Facilities Authority RB, Temple University Hospital Project, Ser A
6.625%, 11/15/23	3,250	3,286

Philadelphia, Industrial Development Authority RB, City of Philadelphia Project, Ser A, MBIA
6.000%, 02/15/07	1,365	1,556

Philadelphia, Industrial Development Authority RB, Franklin Institute Project
5.200%, 06/15/18	2,100	2,113

Philadelphia, Industrial Development Authority RB, Girard Estate Coal Mining Project, ETM
5.500%, 11/15/16	3,590	3,978

Philadelphia, Industrial Development Authority RB, Simpson House Project
4.750%, 08/15/08	1,000	1,023

Philadelphia, Municipal Authority RB, Justice Lease Project, Ser A, MBIA
7.100%, 11/15/06	4,095	4,159

Philadelphia, Water & Wastewater RB, MBIA
6.250%, 08/01/07	3,000	3,491

6.250%, 08/01/08	2,150	2,533

Pittsburgh & Allegheny Counties, Regional Asset District Sales Tax, AMBAC
5.250%, 02/01/17	3,000	3,216

APRIL 30, 2003    /    ANNUAL REPORT

PENNSYLVANIA TAX-FREE PORTFOLIO (concluded)

Description	Principal Amount/ Shares (000)	Market Value (000)

Ridley Park, Taylor Hospital RB, Ser A, ETM
6.000%, 12/01/05	$400	$425

Scranton-Lackawanna, Mercy Health Hospital Facilities RB, Ser B, MBIA
5.625%, 01/01/16	2,000	2,170

Swarthmore, Higher Educational Facility RB
5.250%, 09/15/20	1,000	1,072

Tredyffrin Township, GO
5.250%, 11/15/17	1,750	1,898

West Chester Area School District, GO
5.000%, 04/15/16	1,515	1,631

5.000%, 04/15/18	1,000	1,062

TOTAL PENNSYLVANIA		$157,120

TOTAL MUNICIPAL BONDS & NOTES (COST $148,676)		$158,887

Related Party Money Market Portfolio — 0.5%

ARK Pennsylvania Tax-Free Money Market Portfolio Institutional Class Ú	762	762

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $762)		$762

TOTAL INVESTMENTS — 98.6% (COST $149,438)		$159,649

OTHER ASSETS & LIABILITIES, NET — 1.4%		$2,300

TOTAL NET ASSETS — 100.0%		$161,949

Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

ETM — Escrowed to Maturity

GO — General Obligation

GOH — General Obligation of Hospital

RB — Revenue Bond

Ser — Series

STAID — State Aid Withholding

These organizations have provided underlying credit support for securities as listed above, as indicated

AMBAC — American Municipal Bond Assurance Corporation

CNTY GTD — County Guaranteed

CONLEE — College Construction Loan Insurance Association

FGIC — Financial Guaranty Insurance Corporation

FSA — Financial Security Assistance

IBC — Insured Bond Certification

MBIA — Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

FIXED INCOME PORTFOLIOS

INTERMEDIATE FIXED INCOME PORTFOLIO

Wilmer C. Stith III, CFA

PORTFOLIO MANAGER

Wilmer C. Stith III, CFA is manager of the Intermediate Fixed Income Portfolio, and is manager or co-manager of other ARK Funds Portfolios. He has been a Vice President of AIA and Portfolio Manager since 1996. He manages separate accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 10 years of experience in the investment industry, and is a Chartered Financial Analyst.

Management Discussion and Analysis

The Portfolio has reduced its exposure to U.S. Treasury securities to 8%, its lowest allocation in over 5 years. This strategic decision has contributed positively towards performance. Although Treasuries have served us well over the last couple of years we anticipate that powerful dynamics are in play to cause them to under perform other sectors. One such dynamic will be a much greater amount of Treasuries issued this year vs. last year, as the Federal government finances its budget deficit. While we are decreasing our allocation to Treasuries we are increasing our exposure to corporate and mortgage-backed securities. Our choices in corporate issuers have been very selective. As corporate profit margins continue to compress amidst global competition and little to no pricing power, we remain very cautious in our choice of corporate issuers. We have purchased AT&T Wireless Services in the telecom sector. AT&T Wireless Services has shown above average subscriber growth and continues to be the dominant wireless provider. We also expanded our exposure in the energy sector with Devon Financing and Valero Logistics. We anticipate, as the summer driving season picks up and the economy grows, a strong demand for refined oil products. In addition, we expect crude oil to continue to fall in price. This environment is highly favorable for an oil refiner such as Valero Logistics. We also added yield to the overall portfolio with the purchase of approximately one-year Ford Motor Credit and CIT Group corporate bonds. Finally, we have increased our exposure to mortgage backed securities. We have forecasted that the worst of prepayment risks are behind us, and that unlike last year mortgage backed securities will outperform U.S. Treasuries.

Looking forward we expect to reduce our overall level of interest rate risk in the Portfolio as economic growth resumes in earnest. Eventually, once the market anticipates the Federal Reserve to begin to tighten monetary policy, we will migrate to floating rate notes. These securities have a coupon that is set to a money market index such as three month LIBOR and is reset on a frequent basis. As interest rates move higher, the floating rate note will outperform its fixed rate counterpart. We will also continue to underweight Treasuries and continue to invest in higher yielding corporate and mortgage-backed securities.

APRIL 30, 2003    /    ANNUAL REPORT

INTERMEDIATE FIXED INCOME PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

	Inst’l Class Shares*	Lehman Brothers Intermediate Gov't/Credit Index	Lehman Brothers Intermediate U.S. Government Bond Index
One year total return	11.20%	10.76%	9.22%

Annualized three year total return	9.00%	10.00%	9.37%

Annualized five year total return	6.49%	7.53%	7.27%

Annualized total return inception to date*	6.47%	—	—

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

*	Institutional Class Shares were offered beginning November 18, 1996.

The performance of the Lehman Brothers Intermediate Government/Credit Index and the Lehman Brothers Intermediate U.S. Government Bond Index do not include operating expenses incurred by the Portfolio. Index performance is for the period November 30, 1996 to April 30, 2003.

The performance information presented in the graph and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Treasury Obligations — 8.3%

Treasury Inflation Index Bonds
3.500%, 01/15/11	$2,000	$2,329

3.375%, 01/15/12	1,000	1,139

3.000%, 07/15/12	580	634

U.S. Treasury Notes
6.625%, 05/15/07	175	203

6.500%, 08/15/05	1,000	1,110

6.125%, 08/15/07	1,120	1,281

5.625%, 05/15/08	165	186

4.750%, 11/15/08	80	87

4.625%, 05/15/06	690	743

3.500%, 11/15/06	1,055	1,100

3.000%, 02/15/08	870	879

1.625%, 03/31/05	1,000	1,003

TOTAL U.S. TREASURY OBLIGATIONS (COST $10,246)		$10,694

U.S. Government Agency Obligations — 16.6%

FHLB
6.500%, 11/13/09	5,000	5,867

FHLMC
5.875%, 03/21/11	2,500	2,772

5.125%, 07/15/12	500	537

4.000%, 10/29/07	2,000	2,053

ANNUAL REPORT    /    APRIL 30, 2003

INTERMEDIATE FIXED INCOME PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

FNMA
6.000%, 05/15/08	$1,190	$1,350

5.500%, 05/02/06	1,500	1,633

5.250%, 08/01/12	3,000	3,173

2.345%, 11/26/04	2,250	2,252

Private Export Funding, Ser UU ■
7.950%, 11/01/06	1,495	1,632

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $19,743)		$21,269

U.S. Government Agency Mortgage-Backed Obligations — 17.3%

FHLMC
6.500%, 07/01/09	1,055	1,112

6.250%, 11/15/22	1,220	1,277

6.000%, 07/15/21	817	824

FHLMC, Ser T
4.105%, 10/27/31	1,000	1,030

FNMA
7.500%, 12/01/29	515	549

7.000%, 06/01/03	25	25

6.500%, 05/01/08	242	258

6.500%, 10/01/08	666	710

6.500%, 06/01/13	427	453

6.500%, 03/01/32	846	884

6.000%, 04/01/11	788	829

5.500%, 11/01/17	4,300	4,476

5.500%, 03/01/18	5,000	5,205

FNMA, REMIC
6.500%, 04/25/23	2,705	2,947

6.250%, 07/25/08	1,193	1,264

GNMA
7.000%, 02/15/29	326	346

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $21,375)		$22,189

Corporate Obligations — 51.2%

Banks — 10.7%

Bank One
7.600%, 05/01/07	1,000	1,156

Bank of America
7.800%, 02/15/10	965	1,174

6.625%, 10/15/07	500	569

Bank of New York
5.200%, 07/01/07	1,000	1,080

Citigroup
4.875%, 05/07/15	1,000	1,001

Description	Principal Amount (000)	Market Value (000)

CitiFinancial
7.750%, 03/01/05	$1,285	$1,420

Fleet National Bank
5.750%, 01/15/09	1,320	1,448

PNC Funding
6.125%, 02/15/09	1,330	1,467

Wachovia
7.875%, 02/15/10	1,000	1,203

6.625%, 06/15/04	970	1,026

Wells Fargo
7.125%, 08/15/06	1,920	2,200

TOTAL BANKS		$13,744

Consumer Discretionary — 3.7%

Comcast Cablevision Communications
8.875%, 05/01/17	1,500	1,900

Newell Rubbermaid
6.350%, 07/15/08	1,125	1,266

Wal-Mart Stores
5.450%, 08/01/06	1,460	1,600

TOTAL CONSUMER DISCRETIONARY		$4,766

Consumer Staples — 0.9%

ConAgra Foods
9.875%, 11/15/05	1,000	1,175

TOTAL CONSUMER STAPLES		$1,175

Energy — 10.5%

Anderson Exploration
6.750%, 03/15/11	1,000	1,130

BP Amoco
10.875%, 07/15/05	962	1,142

ChevronTexaco Capital
3.500%, 09/17/07	990	1,013

Devon Financing
6.875%, 09/30/11	1,000	1,150

DTE Energy
7.050%, 06/01/11	2,305	2,656

Kerr-McGee
5.375%, 04/15/05	500	526

Kinder Morgan
6.650%, 03/01/05	2,000	2,161

National Oilwell +
5.650%, 11/15/12	1,000	1,046

Oryx Energy
8.125%, 10/15/05	580	650

APRIL 30, 2003    /    ANNUAL REPORT

INTERMEDIATE FIXED INCOME PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Smith International ‡ +
2.414%, 10/15/03	$1,000	$1,001

Valero Logistics +
6.050%, 03/15/13	1,000	1,048

TOTAL ENERGY		$13,523

Financials — 12.5%

Bear Stearns
7.250%, 10/15/06	835	951

4.000%, 01/31/08	1,000	1,028

CIT Group
5.625%, 10/15/03	1,000	1,017

Ford Motor Credit
6.700%, 07/16/04	1,000	1,038

General Electric Capital
3.500%, 05/01/08	1,000	1,005

General Motors Acceptance
7.000%, 02/01/12	1,000	1,024

Goldman Sachs Group
5.700%, 09/01/12	1,000	1,065

JP Morgan
7.625%, 09/15/04	1,000	1,073

John Deere Capital
4.500%, 08/22/07	1,000	1,045

Kimco Realty
6.500%, 10/01/03	1,084	1,105

Lehman Brothers Holdings
6.250%, 05/15/06	670	743

Morgan Stanley
5.800%, 04/01/07	500	545

4.250%, 05/15/10	1,000	1,000

National Rural Utilities
6.500%, 03/01/07	1,000	1,111

Nordia Bank Finland NY
6.500%, 01/15/06	2,060	2,273

TOTAL FINANCIALS		$16,023

Industrials — 2.9%

Canadian National Railway ‡
6.450%, 07/15/06	2,445	2,683

General Electric Capital
5.000%, 02/01/13	1,000	1,033

TOTAL INDUSTRIALS		$3,716

Description	Principal Amount (000)	Market Value (000)

Insurance — 0.9%

American General Finance
5.375%, 10/01/12	$1,160	$1,205

TOTAL INSURANCE		$1,205

Materials — 1.1%

MeadWestvaco
6.850%, 04/01/12	1,275	1,442

TOTAL MATERIALS		$1,442

Telecommunication Services — 3.7%

Alltel
7.500%, 03/01/06	1,150	1,312

AT&T Wireless Services
7.875%, 03/01/11	800	922

Cox Communications
6.850%, 01/15/18	1,310	1,449

Verizon Wireless ‡
1.659%, 12/17/03	1,000	999

TOTAL TELECOMMUNICATION SERVICES		$4,682

Utilities — 3.3%

Cinergy
6.250%, 09/01/04	1,000	1,055

Columbus Southern Power
6.510%, 02/01/08	1,250	1,410

Consolidated Natural Gas
6.850%, 04/15/11	1,500	1,724

TOTAL UTILITIES		$4,189

Real Estate Investment Trust — 1.0%

Boston Properties +
6.250%, 01/15/13	$1,225	$1,313

TOTAL REAL ESTATE INVESTMENT TRUST		$1,313

TOTAL CORPORATE OBLIGATIONS (COST $62,706)		$65,778

Asset-Backed Securities — 6.8%

EQCC Home Equity Loan Trust, Ser 1999-1, Cl A3F
5.915%, 11/20/24	507	513

Ford Credit Auto Owner Trust, Ser 2002-B, Cl A4
4.750%, 08/15/06	1,000	1,058

Household Automotive Trust, Ser 2002-2, Cl A3
2.850%, 09/16/04	1,000	1,015

ANNUAL REPORT    /    APRIL 30, 2003

INTERMEDIATE FIXED INCOME PORTFOLIO (concluded)

Description	Shares/Principal Amount (000)	Market Value (000)

Residential Asset Securities, Ser
3.690%, 12/04/05	$1,500	$1,534

Residential Asset Securities, Ser 2002-KS6, Cl AI3
3.580%, 09/29/05	1,250	1,280

The Money Store Home Equity Trust, Ser 1997-D, Cl AF5
6.555%, 09/20/03	1,295	1,326

Whole Auto Loan Trust, Ser 2002-1, Cl A3
2.600%, 12/11/04	1,000	1,017

William Street Funding, Ser 2003-1, Cl A ‡ +
1.620%, 04/23/06	1,000	1,004

TOTAL ASSET-BACKED SECURITIES (COST $8,550)		$8,747

Repurchase Agreements — 9.4%
Credit Suisse First Boston 1.270%, dated 4/30/03, matures 5/1/03 repurchase price $12,000,423 (102% collateralized by various U.S. Treasury Obligations)
1.270%, 05/01/03	12,000	12,000

TOTAL REPURCHASE AGREEMENTS (COST $12,000)		$12,000

Related Party Money Market Portfolio — 1.6%
ARK Money Market Portfolio Institutional Class Ú	2,007	2,007

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $2,007)		$2,007

TOTAL INVESTMENTS — 111.2% (COST $136,627)		$142,684

OTHER ASSETS & LIABILITIES, NET — (11.2)%		$(14,421)

TOTAL NET ASSETS — 100.0%		$128,263

‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.
+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
■	Principal is guaranteed by U.S. Government and interest is guaranteed by EXIM Bank.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

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FIXED INCOME PORTFOLIOS

U.S. GOVERNMENT BOND PORTFOLIO

James M. Hannan

CO-PORTFOLIO MANAGER

James M. Hannan is co-manager of the U.S. Government Bond Portfolio, and is manager or co-manager of other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan has been a Portfolio Manager of AIA since 1996, a Vice President of Allfirst Bank from 1987 to 2003 and a Vice President of M&T Trust since 2003. He has more than 15 years of experience in the investment industry.

Wilmer C. Stith III, CFA

CO-PORTFOLIO MANAGER

Wilmer C. Stith III, CFA is co-manager of the U.S. Government Bond Portfolio, and is manager or co-manager of other ARK Funds Portfolios. He has been a Vice President of AIA and Portfolio Manager since 1996. He manages separate accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 10 years of experience in the investment industry, and is a Chartered Financial Analyst.

Management Discussion and Analysis

Interest rates fell over the past fiscal year, as economic growth remained elusive. The 10-year Treasury yield declined from a fiscal year high of 5.27% on May 14, 2002 to a yield of 3.84% on April 30, 2003. The Federal Reserve lowered short-term interest rates once during the period in November 2002 to 1.25% from 1.75%.

Working within this declining interest rate environment during the past fiscal year, we maintained our allocation to high-quality U.S. Treasury securities and increased our allocation to higher-yielding government agency securities. In the mortgage-backed sector we reduced our allocation versus fiscal year end 2002 to minimize our prepayment risk. This reduction contributed positively to Portfolio performance as mortgage prepayments soared. During the final quarter of the fiscal year, our increased allocation to corporate securities also aided Portfolio performance as corporates generally outperformed other areas of the bond market.

At fiscal year end our duration was in line with the Lehman Government Intermediate Index at approximately 3.2 years. We believe that securities with durations between 7 and 8 years have the potential to outperform the shorter end of the yield curve, and thus have overweighting in this portion of the yield curve.

Looking forward we will continue to consistently utilize our conservative and disciplined relative value investment process.

APRIL 30, 2003    /    ANNUAL REPORT

U.S. GOVERNMENT BOND PORTFOLIO

9Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT

	Inst'l Class Shares	Class A Shares*	Lehman Brothers Intermediate Gov't/Credit Index
One year total return	8.11%	8.01%	10.76%

One year total return with load	—	3.14%	—

Annualized three year total return	8.19%	8.06%	10.00%

Annualized three year total return with load	—	6.41%	—

Annualized five year total return	5.84%	5.76%	7.53%

Annualized five year total return with load	—	4.80%	—

Annualized total return inception to date	5.90%	6.77%	—

Annualized total return inception to date with load	—	6.07%	—

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

For each class, performance presented prior to March 23, 1998 reflects the performance of the Marketvest Intermediate U.S. Government Bond Fund from its inception date of April 1, 1996. Class A Shares were offered beginning April 1, 1998. Performance for Class A Shares with load reflects the deduction of the maximum 4.50% sales charge.

*	Performance shown prior to the actual inception date of the Class A Shares represents that of the Institutional Class Shares adjusted for the sales charge and total operating expenses applicable to Class A Shares.

The performance of the Lehman Brothers Intermediate Government/Credit Index does not include operating expenses incurred by the Portfolio. Index performance is for the period March 31, 1996 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

ANNUAL REPORT    /    APRIL 30, 2003

U.S GOVERNMENT BOND PORTFOLIO (continued)

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Treasury Obligations — 14.8%

Treasury Inflation Index Bonds

U.S. Treasury Bonds
3.500%, 01/15/11	$2,325	$2,707

U.S. Treasury Notes
5.375%, 02/15/31	750	818

6.750%, 05/15/05	1,500	1,657

6.500%, 08/15/05	1,000	1,110

5.000%, 08/15/11	1,385	1,517

4.750%, 11/15/08	825	897

4.625%, 05/15/06	2,000	2,154

4.000%, 11/15/12	500	506

3.500%, 11/15/06	1,500	1,564

3.250%, 08/15/07	720	740

2.125%, 10/31/04	1,000	1,012

TOTAL U.S. TREASURY OBLIGATIONS (COST $13,941)		$14,682

U.S. Government Agency Obligations — $38.6%

FHLB
6.625%, 11/15/10	1,435	1,697

4.500%, 11/15/12	3,000	3,068

2.000%, 03/10/05	1,500	1,501

FHLMC
8.250%, 06/01/26	1,000	1,335

5.875%, 03/21/11	2,000	2,217

5.125%, 07/15/12	2,615	2,808

2.500%, 07/28/05	5,000	5,038

FNMA
5.500%, 05/02/06	3,025	3,293

5.250%, 08/01/12	3,000	3,173

3.875%, 03/15/05	5,000	5,218

FNMA, MTN
6.470%, 09/25/12	7,500	8,820

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $35,776)		$38,168

Description	Principal Amount (000)	Market Value (000)

U.S. Government Agency Mortgage-Backed Obligations — 27.0%

FHLMC
6.500%, 10/15/25	$1,500	$1,522

6.250%, 11/15/22	351	367

6.000%, 03/01/13	4,498	4,711

5.500%, 09/15/06	2,595	2,631

FHLMC, REMIC
6.250%, 09/15/23	5,000	5,306

FNMA
6.500%, 03/01/32	1,450	1,515

6.500%, 08/01/28	723	756

6.500%, 08/01/28	583	610

6.500%, 08/01/28	2,104	2,201

6.500%, 03/01/29	1,779	1,860

6.500%, 03/01/29	1,344	1,406

6.500%, 05/01/29	1,176	1,229

FNMA, REMIC
6.000%, 09/18/26	2,493	2,537

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $25,727)		$26,651

Corporate Obligations — 9.2%

Banks — 2.6%

Bank of America
5.250%, 02/01/07	1,425	1,548

PNC Funding
6.125%, 09/01/03	1,000	1,016

TOTAL BANKS		$2,564

Energy — 1.2%

Husky Oil
7.550%, 11/15/16	1,000	1,209

TOTAL ENERGY		$1,209

Financials — 3.6%

CIT Group ‡
2.839%, 03/01/04	1,500	1,509

Ford Motor Credit
6.700%, 07/16/04	1,000	1,038

General Motors Acceptance
7.000%, 02/01/12	1,000	1,024

TOTAL FINANCIALS		$3,571

Industrials — 1.2%

FedEx
7.250%, 02/15/11	1,000	1,153

TOTAL INDUSTRIALS		$1,153

APRIL 30, 2003    /    ANNUAL REPORT

U.S GOVERNMENT BOND PORTFOLIO (concluded)

Description	Principal Amount/ Shares (000)	Market Value (000)

Real Estate Investment Trust — 0.6%

Boston Properties +
5.625%, 04/15/15	$600	$607

TOTAL REAL ESTATE INVESTMENT TRUST		$607

TOTAL CORPORATE OBLIGATIONS (COST $8,598)		$9,104

Asset-Backed Securities — 1.6%

ANRC Auto Owner Trust, Ser 2001-A, Cl A-4
4.320%, 06/16/08	850	883

EQCC Home Equity Loan Trust, Ser 1998-1, Cl A4F
6.459%, 03/15/21	168	169

EQCC Home Equity Loan Trust, Ser 1998-2, Cl A4F
6.326%, 01/15/22	558	565

TOTAL ASSET-BACKED SECURITIES (COST $1,582)		$1,617

Repurchase Agreements — 7.1%
Credit Suisse First Boston, 1.270%, dated 04/30/03, matures 05/01/03, repurchase price $7,000,247 (102% collateralized by various U.S. Treasury Obligations)	7,000	7,000

TOTAL REPURCHASE AGREEMENTS (COST $7,000)		$7,000

Related Party Money Market Portfolio — 3.9%
ARK Money Market Portfolio Institutional Class Ú	3,877	3,877

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $3,877)		$3,877

TOTAL INVESTMENTS — 102.2% (COST $96,501)		$101,099

OTHER ASSETS & LIABILITIES, NET — (2.2)%		$(2,191)

TOTAL NET ASSETS — 100.0%		$98,908

+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.
Cl — Class
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
MTN — Medium Term Note
REMIC — Real Estate Mortgage Investment Conduit
Ser — Series

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

FIXED INCOME PORTFOLIOS

INCOME PORTFOLIO

James M. Hannan

CO-PORTFOLIO MANAGER

James M. Hannan is co-manager of the Income Portfolio, and is manager or co-manager of other ARK Funds Portfolios. He is also responsible for several separately managed institutional portfolios. Mr. Hannan has been a Portfolio Manager of AIA since 1996, a Vice President of Allfirst Bank from 1987 to 2003 and a Vice President of M&T Trust since 2003. He has more than 15 years of experience in the investment industry.

Wilmer C. Stith III, CFA

CO-PORTFOLIO MANAGER

Wilmer C. Stith III, CFA is co-manager of the Income Portfolio, and is manager or co-manager of other ARK Funds Portfolios. He has been a Vice President of AIA and Portfolio Manager since 1996. He manages separate accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 10 years of experience in the investment industry, and is a Chartered Financial Analyst.

Management Discussion and Analysis

Interest rates fell over the past fiscal year, as economic growth remained elusive. The 10-year Treasury declined from a high yield for the fiscal year of 5.27% on May 14, 2002 to a yield of 3.84% on April 30, 2003. The Federal Reserve lowered short-term interest rates once during the period in November 2002 to 1.25% from 1.75%.

Working within this declining interest rate environment, during the past fiscal year we reduced our allocation to high-quality U.S. Treasury securities in favor of higher-yielding corporate, government agency, and mortgage-backed securities. This sector shift aided the Portfolio as the credit sector outperformed the general market from November 2002 through April 2003. In particular, we added names such as AT&T Wireless Services, Boston Properties (a real estate investment trust), Goldman Sachs, and a number of energy companies. In the mortgage-backed sector we added 15-year pass-through securities versus 30-year securities to minimize our prepayment risk.

For most of the past year the duration of the Portfolio was either neutral to or longer than the Lehman Brothers U.S. Aggregate Bond Index. At fiscal year end, Portfolio duration was in line with the aforementioned index at slightly less than 4 years. Believing that securities with a duration between 6 and 9 years have the potential to outperform the shorter end of the yield curve, we have an overweighting in this portion of the yield curve.

Looking forward we will continue to consistently utilize our conservative and disciplined relative value investment process.

APRIL 30, 2003    /    ANNUAL REPORT

INCOME PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A AND B SHARES: VALUE OF A $10,000 INVESTMENT

	Inst’l Class Shares	Class A Shares*	Class B Shares*	Lehman Brothers U.S. Aggregate Bond Index
One year total return	9.86%	9.59%	8.90%	10.47%

One year total return with load	—	4.65%	3.90%	—

Annualized three year total return	9.14%	9.01%	8.21%	10.21%

Annualized three year total return with load	—	7.36%	7.35%	—

Annualized five year total return	6.26%	6.12%	5.46%	7.58%

Annualized five year total return with load	—	5.14%	5.14%	—

Annualized total return inception to date	6.46%	6.19%	5.49%	—

Annualized total return inception to date with load	—	5.69%	5.49%	—

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed, otherwise total return would have been lower.

Institutional Class Shares were offered beginning July 16, 1993. Class A Shares were offered beginning April 12, 1994. Performance for Class A Shares with load reflects the deduction of the maximum 4.50% sales charge. Class B Shares were offered beginning September 14, 1998. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

*	Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class Shares adjusted for the sales charge and total operating expenses applicable to Class A and Class B Shares, respectively.

The performance of the Lehman Brothers U.S. Aggregate Bond Index does not include operating expenses incurred by the Portfolio. Index performance is for the period July 31, 1993 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

ANNUAL REPORT    /    APRIL 30, 2003

INCOME PORTFOLIO (continued)

Schedule of Investments

Description	Principal Amount (000)	Market Value (000)

U.S. Treasury Obligations — 9.1%

Treasury Inflation Index Bonds
3.375%, 01/15/12	$7,000	$7,972

3.000%, 07/15/12	2,000	2,188

U.S. Treasury Bonds
6.250%, 05/15/30	2,350	2,832

5.375%, 02/15/31	1,000	1,091

U.S. Treasury Notes
6.750%, 05/15/05	5,000	5,523

3.875%, 02/15/13	2,555	2,558

3.500%, 11/15/06	1,570	1,636

TOTAL U.S. TREASURY OBLIGATIONS (COST $22,210)		$23,800

U.S. Government Agency Obligations — 12.1%

FHLB
4.500%, 11/15/12	3,000	3,068

FHLMC
5.875%, 03/21/11	10,500	11,641

5.250%, 01/15/06	3,000	3,253

5.125%, 07/15/12	4,850	5,208

FHLMC, GTD
9.000%, 09/15/08	4	4

FNMA
5.250%, 08/01/12	8,000	8,461

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $29,437)		$31,635

U.S. Government Agency Mortgage-Backed Obligations — 42.6%

FHLMC
14.750%, 03/01/10	8	10

8.500%, 09/01/26	234	254

8.000%, 01/01/08	6	6

6.250%, 11/15/22	1,220	1,277

Description	Principal Amount (000)	Market Value (000)

FHLMC, REMIC
6.500%, 05/15/30	$12,000	$12,708

6.500%, 06/15/30	10,000	10,387

FNMA
7.000%, 02/01/26	850	903

7.000%, 03/01/29	422	446

5.500%, 11/01/17	7,075	7,365

5.500%, 03/01/18	10,000	10,409

FNMA ±
6.000%, 05/01/33	43,500	45,330

FNMA, REMIC
9.750%, 09/25/18	95	108

6.000%, 07/18/26	10,732	10,981

6.000%, 09/18/26	4,156	4,229

GNMA
7.500%, 05/15/22	135	145

7.500%, 10/15/23	779	838

7.500%, 12/15/23	371	399

7.500%, 05/15/24	699	750

7.500%, 10/15/24	749	805

7.000%, 02/15/24	1,111	1,186

7.000%, 05/15/24	1,044	1,115

7.000%, 05/15/24	1,034	1,103

7.000%, 09/20/25	363	386

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $108,673)		$111,140

Corporate Obligations — 51.0%

Banks — 7.7%

Bank of America +
8.070%, 12/31/26	2,500	2,927

Bank of New York +
7.780%, 12/01/26	1,500	1,697

Bank One
5.250%, 01/30/13	900	946

Citigroup
4.875%, 05/07/15	2,000	2,002

Crestar Capital Trust I
8.160%, 12/15/26	3,500	4,065

Mellon Capital I, Ser A
7.720%, 12/01/26	2,500	2,856

PNC Funding
6.125%, 09/01/03	1,300	1,320

5.750%, 08/01/06	2,500	2,722

Wells Fargo
5.000%, 11/15/14	1,445	1,493

TOTAL BANKS		$20,028

APRIL 30, 2003    /    ANNUAL REPORT

INCOME PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value (000)

Consumer Discretionary — 1.4%

Comcast Cablevision Communications
8.875%, 05/01/17	$2,000	$2,533

Target
3.375%, 03/01/08	1,000	1,006

TOTAL CONSUMER DISCRETIONARY		$3,539

Consumer Staples — 1.4%

Archer-Daniels-Midland
5.935%, 10/01/32	1,000	1,048

ConAgra Foods
9.875%, 11/15/05	1,000	1,174

Safeway
3.625%, 11/05/03	1,330	1,337

TOTAL CONSUMER STAPLES		$3,559

Energy — 10.0%

Anadarko Petroleum
7.200%, 03/15/29	3,800	4,462

Anderson Exploration
6.750%, 03/15/11	1,000	1,130

Conoco Funding
7.250%, 10/15/31	1,290	1,564

Devon Financing
6.875%, 09/30/11	950	1,093

DTE Energy
6.000%, 06/01/04	2,600	2,713

6.375%, 04/15/33	1,000	1,048

Husky Oil
7.550%, 11/15/16	2,100	2,539

Kinder Morgan
6.650%, 03/01/05	2,750	2,971

National Oilwell +
5.650%, 11/15/12	2,000	2,091

Smith International ‡ +
2.414%, 10/15/03	4,000	4,003

Valero Logistics +
6.050%, 03/15/13	1,500	1,572

XTO Energy +
6.250%, 04/15/13	1,000	1,042

TOTAL ENERGY		$26,228

Financials — 23.1%

Bear Stearns ‡
1.565%, 06/26/04	1,830	1,822

Description	Principal Amount (000)	Market Value (000)

CIT Group
7.500%, 11/14/03	$5,000	$5,143

Countrywide Home ‡
1.568%, 12/10/03	3,000	3,000

Deutsche Ausgleichsbank
7.000%, 06/23/05	250	277

Ford Motor Credit
6.700%, 07/16/04	3,000	3,113

General Electric Capital
3.500%, 05/01/08	1,150	1,155

General Motors Acceptance
7.000%, 02/01/12	4,000	4,098

General Motors Acceptance, MTN ‡
1.604%, 07/21/03	5,000	4,997

Goldman Sachs Group
5.700%, 09/01/12	1,000	1,065

5.500%, 11/15/14	1,000	1,046

John Deere Capital
4.500%, 08/22/07	1,300	1,358

JP Morgan
7.625%, 09/15/04	2,497	2,678

Lehman Brothers Holdings
8.250%, 06/15/07	2,500	2,970

7.000%, 02/01/08	1,107	1,272

MBNA, MTN
6.150%, 10/01/03	2,000	2,035

Merrill Lynch
4.000%, 11/15/07	1,455	1,492

Merrill Lynch, MTN, Ser B ‡
1.710%, 06/23/03	5,000	5,001

Morgan Stanley, MTN ‡
1.650%, 02/02/04	2,100	2,104

Morgan Stanley, MTN, Ser C ‡
1.599%, 08/07/03	5,000	5,004

National Rural Utilities
6.500%, 03/01/07	1,180	1,312

Newcourt Credit
6.875%, 02/16/05	3,500	3,717

SLM
3.625%, 03/17/08	2,000	2,015

SUSA Partnership
7.125%, 11/01/03	3,600	3,695

TOTAL FINANCIALS		$60,369

ANNUAL REPORT    /    APRIL 30, 2003

INCOME PORTFOLIO (concluded)

Description	Principal Amount (000)	Market Value (000)

Industrials — 3.6%

Canadian National Railway
6.450%, 07/15/06	$2,000	$2,194

General Electric
5.000%, 02/01/13	1,000	1,034

Norfolk Southern ‡
1.849%, 07/07/03	6,045	6,048

TOTAL INDUSTRIALS		$9,276

Insurance — 0.4%

ASIF Global Financing +
4.900%, 01/17/13	1,175	1,199

TOTAL INSURANCE		$1,199

Materials — 0.4%

Westvaco
6.850%, 11/15/04	1,000	1,061

TOTAL MATERIALS		$1,061

Real Estate Investment Trust — 0.4%

Boston Properties +
6.250%, 01/15/13	1,000	1,072

TOTAL REAL ESTATE INVESTMENT TRUST		$1,072

Telecommunication Services — 1.8%

AT&T Wireless Services
7.875%, 03/01/11	1,500	1,728

Verizon Wireless ‡
1.659%, 12/17/03	2,865	2,863

TOTAL TELECOMMUNICATION SERVICES		$4,591

Utilities — 0.8%

Consolidated Natural Gas, Ser C
6.250%, 11/01/11	2,000	2,229

TOTAL UTILITIES		$2,229

TOTAL CORPORATE OBLIGATIONS (COST $128,107)		$133,151

Asset-Backed Securities — 5.5%

Chase Funding Mortgage Loan, Ser 2000-1, Cl IA3
7.674%, 10/25/19	895	904

Citibank Credit Card Master Trust I, Ser 1998-9, Cl A
5.300%, 01/09/06	2,000	2,054

Countrywide Funding, Ser 1994-4, Cl A12
6.950%, 04/25/04	1,171	1,183

Description	Principal Amount/ Shares (000)	Market Value (000)

L.A. Arena Funding, Ser 1, Cl A +
7.656%, 12/15/26	$1,933	$2,087

The Money Store Home Equity Trust, Ser 1997-D, Cl AF5
6.555%, 12/15/38	3,165	3,240

William Street Funding, Ser 2003-1, Cl A ‡ +
1.620%, 04/23/06	5,000	5,019

TOTAL ASSET-BACKED SECURITIES (COST $14,164)		$14,487

Repurchase Agreements — 0.8%
Credit Suisse First Boston 1.270%, dated 4/30/03, matures 5/1/03 repurchase price $2,000,071 (102% collateralized by various U.S. Treasury Obligations)	2,000	2,000

TOTAL REPURCHASE AGREEMENTS (COST $2,000)		$2,000

Related Party Money Market Portfolio — 1.8%
ARK Money Market Portfolio Institutional Class Ú	4,634	4,634

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $4,634)		$4,634

TOTAL INVESTMENTS — 122.9% (COST $309,225)		$320,847

OTHER ASSETS & LIABILITIES, NET — (22.9)%		$(59,692)

TOTAL NET ASSETS — 100.0%		$261,155

‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 4/30/03. The date shown is the stated maturity.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.
±	When Issued Security, total cost $50,666 (in thousands)
+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GTD — Guaranteed Mortgage Certificate

MTN — Medium Term Note

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

EQUITY PORTFOLIOS

Equity

Portfolios

Simply stated, our investment management philosophy for the Equity Portfolios is quality for the long term. We look for outstanding businesses that are reasonably priced, because over the long haul, experience has shown the benefits of buying a quality company at a fair price, versus a fair business at a bargain price.

In their research, our Portfolio Managers look for businesses that demonstrate faster-than-average growth, strong cash flows, and returns on capital in excess of the cost of capital.

We look for high-quality companies and use a bottom-up stock selection process with strict criteria. We select the stocks of companies that demonstrate superior sales, cash flow, and earnings growth rates, and that operate in a dynamic market and industry. We also look for strong balance sheets and capable, shareholder-oriented management. We like companies that can earn returns on capital in excess of their cost of capital.

We believe history has become a less-than-accurate predictor of the future; thus, we place greater emphasis on meeting with management to assess each company’s future. Increasingly important is the teaming of strong financials with enlightened corporate leadership, a combination necessary to thrive in today’s highly competitive, rapidly evolving business environment. Our team of professionals, which includes all of our Portfolio Managers, searches for the best companies based on our specific screening criteria.

Next, we assess future earnings prospects seeking to identify the companies that can continue to generate superior sales and profit growth. We examine industry dynamics, the companies’ relative positions, cost structures, margin trends, and management plans. Finally, we assess each company’s current stock valuation relative to future earnings stream against history, competitors, and the S&P 500.

Typically, we review a portfolio holding for sale under the following circumstances: when the price objective is achieved, when fundamentals deteriorate and make the achievement of objectives unlikely, when the stock underperforms the S&P 500 by 20 percent or more on a relative basis, and when a more attractive opportunity presents itself.

EQUITY PORTFOLIOS

BALANCED PORTFOLIO

PORTFOLIO MANAGERS

The Balanced Portfolio is managed by a Portfolio Management Team under the direction of J. Eric Leo. Through the team approach, AIA seeks consistent implementation of process and continuity in investment management staff for the Portfolio. Mr. Leo has been a Portfolio Manager of AIA since 1996, a Vice President of Allfirst Bank from 1987 to 2003 and a Vice President of M&T Trust since 2003. Mr. Leo has more than 30 years of experience in the investment industry.

Management Discussion and Analysis

This year was one of the more challenging years from an investment standpoint in decades. The equity markets experienced their third consecutive year of negative returns. Equity investors shied away from equities on concerns over the health of a struggling economy, and the worries of an armed conflict with Iraq. As equities in general underperformed, this Portfolio was aided by its weighting in fixed income assets. The bond market had a superb year as interest rates fell and bond prices appreciated handsomely. Because of its positioning, the Portfolio didn’t suffer the poor returns witnessed by most equity funds over the last fiscal year.

The largest positive contributing factor to Portfolio performance this year was our exposure to the fixed income market. However, several equities that positively impacted returns were Amgen, Eli Lilly, and Best Buy. The Portfolio’s worst-performing equities were Lucent, Taiwan Semiconductor, and Honeywell.

The Portfolio’s style is to invest approximately two thirds of its capital in equities with a growth bias, while investing approximately one third in fixed income assets. This approach creates a solid combination of aggressiveness and conservatism. Aggressiveness in looking at stocks of companies that over time we feel have the potential to grow at double digit rates, and conservatism in owning quality fixed assets that seek to deliver a competitive income stream. We continue to search for investments that we believe can add value to the Portfolio with the potential to deliver strong long-term returns.

APRIL 30, 2003    /    ANNUAL REPORT

BALANCED PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A AND B SHARES: VALUE OF A $10,000 INVESTMENT

	Inst'l Class Shares	Class A Shares*	Class B Shares*	S&P 500 Index	Lehman Brothers U.S. Aggregate Bond Index	60/40 Hybrid **
One year total return	-8.52%	-8.71%	-9.31%	-13.31%	10.47%	-3.82%

One year total return with load	—	-13.04%	-13.81%	—	—	—

Annualized three year total return	-8.15%	-8.25%	-8.92%	-12.96%	10.21%	-3.83%

Annualized three year total return with load	—	-9.73%	-9.76%	—	—	—

Annualized five year total return	2.31%	2.17%	1.23%	-2.42%	7.58%	1.96%

Annualized five year total return with load	—	1.18%	0.90%	—	—	—

Annualized total return inception to date	7.64%	7.32%	6.48%	—	—	—

Annualized total return inception to date with load	—	6.79%	6.48%	—	—	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Institutional Class Shares were offered beginning July 16, 1993. Class A Shares were offered beginning March 9, 1994. Performance for Class A Shares with load reflects the deduction of the maximum 4.75% sales charge. Class B Shares were offered beginning September 14, 1998. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

*	Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class Shares adjusted for the sales charge and total operating expenses applicable to Class A and Class B Shares, respectively.

The performance of the S&P 500 Index and Lehman Brothers U.S. Aggregate Bond Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period July 31, 1993 to April 30, 2003.

**	Benchmark is comprised of two unmanaged indexes, weighted 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Portfolio uses a blended index as a comparison index because it is better suited to the Portfolio’s objective.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

ANNUAL REPORT    /    APRIL 30, 2003

BALANCED PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)	Market Value

Common Stock — 69.5%

Consumer Discretionary — 12.6%
AOL Time Warner *	180	$2,462

Best Buy *	45	1,556

Brinker International *	60	1,905

Centex	51	3,367

Clear Channel Communications *	35	1,369

Darden Restaurants	90	1,576

DR Horton	85	2,015

Lear *	45	1,788

Lowe’s	55	2,414

Target	62	2,073

TOTAL CONSUMER DISCRETIONARY		$20,525

Consumer Staples — 7.1%
General Mills	40	1,804

Kraft Foods, Cl A	75	2,318

PepsiCo	80	3,462

Procter & Gamble	36	3,235

Sysco	30	862

TOTAL CONSUMER STAPLES		$11,681

Energy — 5.3%
Nabors Industries *	85	3,332

Smith International *	60	2,134

Weatherford International *	80	3,218

TOTAL ENERGY		$8,684

Description	Shares (000)	Market Value

Financials — 9.2%
American International Group	75	$4,346

Freddie Mac	35	2,027

JP Morgan Chase	100	2,935

Morgan Stanley	53	2,372

Wells Fargo	70	3,378

TOTAL FINANCIALS		$15,058

Health Care — 14.1%
Abbott Laboratories	65	2,641

Amgen *	45	2,759

Eli Lilly	59	3,765

Genentech *	60	2,279

Health Management Association	80	1,365

Johnson & Johnson	38	2,142

Pfizer	153	4,705

Wyeth	78	3,395

TOTAL HEALTH CARE		$23,051

Industrials — 5.9%
First Data	40	1,569

General Electric	105	3,093

Northrop Grumman	37	3,254

SPX *	50	1,690

TOTAL INDUSTRIALS		$9,606

Information Technology — 13.3%
Celestica *	75	867

Cisco Systems *	131	1,970

Corning *	350	1,897

EMC-Mass *	100	909

International Business Machines	35	2,972

Jabil Circuit *	121	2,265

Microsoft	110	2,813

STMicroelectronics NV, ADR	125	2,574

Taiwan Semiconductor Manufacturing, ADR *	160	1,339

Texas Instruments	80	1,479

Veritas Software *	125	2,751

TOTAL INFORMATION TECHNOLOGY		$21,836

Telecommunication Services — 2.0%
Alltel	45	2,109

AT&T Wireless Services *	175	1,130

TOTAL TELECOMMUNICATION SERVICES		$3,239

TOTAL COMMON STOCK (COST $121,018)		$113,680

APRIL 30, 2003    /    ANNUAL REPORT

BALANCED PORTFOLIO (continued)

Description	Principal Amount (000)	Market Value

U.S. Treasury Obligations — 3.2%

Treasury Inflation Index Bonds
3.500%, 01/15/11	$1,965	$2,288

U.S. Treasury Bonds
8.000%, 11/15/21	1,000	1,403

U.S. Treasury Notes
6.500%, 08/15/05	1,000	1,110

5.000%, 08/15/11	320	350

TOTAL U.S. TREASURY OBLIGATIONS (COST $4,889)		$5,151

U.S. Government Agency Obligations — 5.7%

FHLMC
5.875%, 03/21/11	4,000	4,435

5.250%, 01/15/06	2,000	2,168

FNMA
5.250%, 08/01/12	2,500	2,644

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $8,437)		$9,247

U.S. Government Agency Mortgage-Backed Obligations — 10.1%

FHLMC
8.500%, 09/01/26	26	28

6.500%, 04/01/08	252	268

6.500%, 05/15/30	1,325	1,398

FNMA
8.000%, 12/01/08	89	96

7.500%, 01/01/30	190	202

7.500%, 03/01/30	602	642

7.500%, 04/01/30	167	178

7.000%, 02/01/07	55	59

7.000%, 12/01/25	125	133

7.000%, 02/01/26	719	763

5.500%, 03/01/18	5,000	5,204

FNMA, REMIC
9.750%, 09/25/18	32	36

6.000%, 09/18/26	4,156	4,229

GNMA
7.500%, 12/15/23	247	266

7.500%, 10/15/23	701	754

7.000%, 09/25/25	273	289

7.000%, 02/15/24	634	677

7.000%, 05/15/24	627	669

7.000%, 05/15/24	620	662

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $16,051)		$16,553

Description	Principal Amount (000)	Market Value

Corporate Obligations — 8.8%

Banks — 1.3%

Bank of America
5.250%, 02/01/07	$1,500	$1,629

Bank of New York +
7.780%, 12/01/26	500	565

TOTAL BANKS		$2,194

Consumer Discretionary — 0.4%

Comcast Cablevision Communications
8.875%, 05/01/17	500	633

TOTAL CONSUMER DISCRETIONARY		$633

Energy — 1.6%

Anadarko Petroleum
7.200%, 03/15/29	500	587

Husky Oil
7.550%, 11/15/16	725	877

Kinder Morgan
6.650%, 03/01/05	500	540

Valero Logistics +
6.050%, 03/15/13	500	524

TOTAL ENERGY		$2,528

Financials — 3.9%

Citicorp Capital I
7.933%, 02/15/27	250	293

Citigroup
6.500%, 01/18/11	1,300	1,486

Crestar Capital Trust I
8.160%, 12/15/26	800	929

General Motors Acceptance
7.000%, 02/01/12	750	768

Household Finance
6.375%, 10/15/11	1,000	1,095

Mellon Capital I, Ser A
7.720%, 12/01/26	600	686

Mellon Capital II, Ser B
7.995%, 01/15/27	500	587

Newcourt Credit
6.875%, 02/16/05	500	531

TOTAL FINANCIALS		$6,375

Industrials — 0.7%

Union Pacific
7.375%, 09/15/09	1,000	1,183

TOTAL INDUSTRIALS		$1,183

ANNUAL REPORT    /    APRIL 30, 2003

BALANCED PORTFOLIO (concluded)

Description	Principal Amount/ Shares (000)	Market Value

Utilities — 0.9%

Consolidated Natural Gas
6.250%, 11/01/11	$635	$708

Hydro-Quebec, Ser IO
8.050%, 07/07/24	575	764

TOTAL UTILITIES		$1,472

TOTAL CORPORATE OBLIGATIONS (COST $12,567)		$14,385

Asset-Backed Securities — 1.6%

Chase Funding Mortgage Loan, Ser 2000-1, Cl IA3
7.674%, 10/25/19	298	301

Contimortgage Home Equity Loan Trust, Ser 1998-2, Cl A6
6.360%, 11/15/19	407	414

Countrywide Funding, Ser 1994-4, Cl A12
6.950%, 04/25/24	409	413

Honda Auto Receivables Owner Trust, Ser 2002-1, Cl A3
3.500%, 10/17/05	1,150	1,167

The Money Store Home Equity Trust, Ser 97-D, Cl AF5
6.555%, 12/15/38	291	298

TOTAL ASSET-BACKED SECURITIES (COST $2,549)		$2,593

Related Party Money Market Portfolio — 4.1%
ARK Money Market Portfolio Institutional Class Ú	6,710	6,710

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $6,710)		$6,710

TOTAL INVESTMENTS — 103.0% (COST $172,221)		$168,319

OTHER ASSETS & LIABILITIES, NET — (3.0)%		$(4,827)

TOTAL NET ASSETS — 100.0%		$163,492

*	Non-income producing security.
+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

ADR —American Depositary Receipt

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

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EQUITY PORTFOLIOS

EQUITY INCOME PORTFOLIO

Allen J. Ashcroft, Jr.

CO-PORTFOLIO MANAGER

Allen J. Ashcroft, Jr. is co-manager of the Equity Income Portfolio and is co-manager of other ARK Funds Portfolios. He has been a Principal of AIA and Portfolio Manager since 1996, a Vice President of Allfirst Bank from 1995 to 2003 and a Vice President of M&T Trust since 2003. Mr. Ashcroft has more than 20 years of experience in investment research and equity analysis.

Clyde L. Randall II, CFA

CO-PORTFOLIO MANAGER

Clyde L. Randall II, CFA is co-manager of the Equity Income Portfolio, and is co-manager of other ARK Funds Portfolios. Mr. Randall has been a Principal of AIA and Portfolio Manager since 1996, a Vice President of Allfirst Bank from 1995 to 2003 and a Vice President of M&T Trust since 2003. He has more than 14 years of experience in investment research and equity analysis and is a Chartered Financial Analyst.

Management Discussion and Analysis

Market returns were broadly down during the Portfolio’s 2003 fiscal year, turning up in early March but not recovering fully. Behind the averages, individual stocks declined significantly, many over 50%. Many were from sectors which had historically been quite stable – electric utilities, natural gas, and consumer companies.

In the context of this market, the Portfolio experienced good performance from holdings in many sectors, including real estate, technology, finance, and health care. However, these positive performances were offset by large declines in several utility, natural gas, and consumer-related stocks. Our assumptions about the level of diversification needed to moderate risk were based on historical norms of volatility, but these declines were well in excess of historical norms and so had a meaningful negative impact on Portfolio performance.

New positions in the last fiscal year included Bristol-Myers Squibb, Electronic Data Systems, Masco, Verizon Communications, Merck, General Mills, and Maytag. Sales included Telefonica, Safeco, United Parcel Service, Dover, Interpublic Group, SBC Communications, CVS, Hartford Financial Services Group, and Duke Energy. Looking forward, we will continue to seek dividend-paying stocks that we feel have the potential for competitive long-term total returns.

APRIL 30, 2003    /    ANNUAL REPORT

EQUITY INCOME PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT

	Inst’l Class Shares	Class A Shares*	S&P 500 Index
One year total return	-19.21%	-19.38%	-13.31%

One year total return with load	—	-23.19%	—

Annualized three year total return	-7.59%	-7.71%	-12.96%

Annualized three year total return with load	—	-9.20%	—

Annualized five year total return	-2.82%	-2.97%	-2.42%

Annualized five year total return with load	—	-3.90%	—

Annualized total return inception to date	3.44%	3.29%	—

Annualized total return inception to date with load	—	2.51%	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Institutional Class Shares were offered beginning November 18, 1996. Class A Shares were offered beginning May 9, 1997. Performance for Class A Shares with load reflects the deduction of the maximum 4.75% sales charge.

*	Performance shown prior to the actual inception date of the Class A Shares represents that of the Institutional Class Shares adjusted for the sales charge and total annual operating expenses applicable to Class A Shares.

The performance of the S&P 500 Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period November 30, 1996 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY INCOME PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)	Market Value (000)

Common Stock — 89.9%

Consumer Discretionary — 7.8%
Maytag	40	$834

New York Times, Cl A	17	788

Newell Rubbermaid	50	1,524

Target	40	1,338

Walt Disney	35	653

TOTAL CONSUMER DISCRETIONARY		$5,137

Consumer Staples — 11.0%
Adolph Coors, Cl B	10	535

Altria Group	30	923

General Mills	15	677

Kellogg	40	1,309

Kraft Foods, Cl A	35	1,082

PepsiCo	35	1,515

Procter & Gamble	13	1,168

TOTAL CONSUMER STAPLES		$7,209

Energy — 8.1%
BP, ADR	42	1,619

Exxon Mobil	66	2,323

GlobalSantaFe	65	1,375

TOTAL ENERGY		$5,317

Financials — 26.1%
ACE	28	926

Boston Properties	20	784

Description	Shares (000)	Market Value (000)
Chubb	24	$1,269

Citigroup	45	1,766

FleetBoston Financial	50	1,326

JP Morgan Chase	25	734

Keycorp	50	1,206

New Plan Excel Realty Trust	40	799

Simon Property Group	22	808

U.S. Bancorp	80	1,772

Waddell & Reed Financial, Cl A	80	1,600

Washington Mutual	45	1,778

Wells Fargo	50	2,413

TOTAL FINANCIALS		$17,181

Health Care — 10.7%
Abbott Laboratories	35	1,422

Bristol-Myers Squibb	40	1,022

Merck	20	1,164

Pfizer	55	1,691

Wyeth	40	1,741

TOTAL HEALTH CARE		$7,040

Industrials — 9.3%
General Dynamics	13	795

General Electric	50	1,473

Knightsbridge Tankers	85	1,040

Masco	60	1,264

United Technologies	25	1,545

TOTAL INDUSTRIALS		$6,117

Information Technology — 6.6%
Electronic Data Systems	50	907

International Business Machines	20	1,698

Koninklijke Philips Electronics	60	1,121

Texas Instruments	35	647

TOTAL INFORMATION TECHNOLOGY		$4,373

Materials — 2.8%
Alcoa	40	917

Eastman Chemical	30	916

TOTAL MATERIALS		$1,833

Telecommunication Services — 3.3%
BellSouth	45	1,147

Verizon Communications	27	1,009

TOTAL TELECOMMUNICATION SERVICES		$2,156

Utilities — 4.2%
Constellation Energy Group	42	1,230

El Paso	60	450

Exelon	20	1,061

TOTAL UTILITIES		$2,741

TOTAL COMMON STOCK (COST $56,910)		$59,104

APRIL 30, 2003    /    ANNUAL REPORT

EQUITY INCOME PORTFOLIO (concluded)

Description	Shares/Principal Amount (000)	Market Value (000)

Convertible Preferred Stock — 2.3%

Industrials — 2.3%
Northrop Grumman	15	$1,533

TOTAL INDUSTRIALS		$1,533

TOTAL CONVERTIBLE PREFERRED STOCK (COST $1,579)		$1,533

Repurchase Agreements — 3.0%
Credit Suisse First Boston 1.270%, dated 4/30/03, matures 5/1/03 repurchase price $2,000,071 (102% collateralized by various U.S. Treasury Obligations)	$2,000	2,000

TOTAL REPURCHASE AGREEMENTS (COST $2,000)		$2,000

Related Party Money Market Portfolio — 4.7%
ARK Money Market Portfolio Institutional Class Ú	3,114	3,114

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $3,114)		$3,114

TOTAL INVESTMENTS — 99.9% (COST $63,603)		$65,751

OTHER ASSETS & LIABILITIES, NET — 0.1%		$64

TOTAL NET ASSETS — 100.0%		$65,815

Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

ADR—American Depositary Receipt

Cl—Class

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY PORTFOLIOS

VALUE EQUITY PORTFOLIO

J. Eric Leo

CO-PORTFOLIO MANAGER

J. Eric Leo is co-manager of the Value Equity Portfolio and heads a Portfolio Management Team that manages the Balanced Portfolio. Mr. Leo has been a Portfolio Manager of AIA since 1996, a Vice President of Allfirst Bank from 1987 to 2003 and a Vice President of M&T Trust since 2003. Mr. Leo has more than 30 years of experience in the investment industry.

Barbara L. Rishel

CO-PORTFOLIO MANAGER

Barbara L. Rishel is co-manager of the Value Equity Portfolio. Ms. Rishel has been a Principal of AIA since 2001. She is also an equity analyst. She has more than 15 years of experience in the investment industry.

Management Discussion and Analysis

For the fiscal year ended April 30, 2003, the Portfolio lagged the S&P 500/BARRA Value Index as both economically sensitive sectors and traditionally defensive sectors failed to live up to investors’ expectations. The Portfolio’s exposure to basic materials and industrials proved too early, and an overweight position in health care, particularly in Baxter International and Abbott Laboratories, hurt Portfolio performance due to greater than expected earnings disappointments. Our relative underweighted position in financials also negatively impacted Portfolio returns. Overall, the Portfolio was aided by strength in the telecommunications and technology sectors, particularly Corning and First Data, a transaction processing company. Short-term volatility inherent to turnaround situations was demonstrated by Crown Holdings, which was a significant positive contributor to Portfolio performance in the fourth quarter of 2002, but detracted from our overall returns for the year. Crown Holdings remains in the Portfolio due to its strong brands, dominant market position, and growth potential.

Positions were initiated in several financial holdings: American International Group, Lincoln National, and Capital One Financial; and increased in AT&T Wireless and Comcast, which was distributed through AT&T. Nextel Communications, which was a strong contributor to Portfolio performance over the past two quarters, was sold as it had reached our price target. Positions were also eliminated in Allstate and Tyco International, and overweighted positions were decreased in Lowe’s, Wells Fargo, and selected energy companies.

We will continue to seek undervalued or out-of-favor stocks with higher-than-average sales growth and return on equity whose management we feel has the ability to adjust to the dynamics of changing economic and business conditions.

APRIL 30, 2003    /    ANNUAL REPORT

VALUE EQUITY PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A AND B SHARES: VALUE OF A $10,000 INVESTMENT

	Inst’l Class Shares	Class A Shares*	Class B Shares*	S&P 500/ Barra Value Index	S&P 500 Index
One year total return	-19.03%	-19.12%	-19.64%	-14.61%	-13.31%

One year total return with load	—	-22.96%	-23.58%	—	—

Annualized three year total return	-11.68%	-11.76%	-12.40%	-8.21%	-12.96%

Annualized three year total return with load	—	-13.17%	-13.08%	—	—

Annualized five year total return	-3.34%	-3.45%	-4.53%	-2.49%	-2.42%

Annualized five year total return with load	—	-4.39%	-4.76%	—	—

Annualized total return inception to date	5.12%	5.05%	3.89%	—	—

Annualized total return inception to date with load	—	4.33%	3.89%	—	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

For each class, performance presented prior to March 29, 1998 reflects the performance of the Marketvest Equity Fund from its inception date of April 1, 1996. Class A Shares were offered beginning April 1, 1998. Performance for Class A Shares with load reflects the deduction of the maximum 4.75% sales charge. Class B Shares were offered beginning September 14, 1998. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

*	Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class Shares adjusted for the sales charge and total operating expenses applicable to Class A and Class B Shares, respectively.

The performance of the S&P 500 Index and the S&P 500/Barra Value Index does not include operating expenses incurred by the Portfolios. Index performance is for the period March 31, 1996 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

ANNUAL REPORT    /    APRIL 30, 2003

VALUE EQUITY PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)	Market Value (000)

Common Stock — 97.1%

Consumer Discretionary — 5.9%
AOL Time Warner *	130	$1,778

Comcast, Cl A *	60	1,915

Lear *	50	1,987

Lowe’s	85	3,731

Walt Disney	50	933

TOTAL CONSUMER DISCRETIONARY		$10,344

Consumer Staples — 5.5%
HJ Heinz	43	1,273

Kraft Foods, Cl A	100	3,090

PepsiCo	121	5,215

TOTAL CONSUMER STAPLES		$9,578

Energy — 14.5%
BP, ADR	195	7,515

ChevronTexaco	84	5,301

Exxon Mobil	245	8,624

Nabors Industries *	50	1,960

Weatherford International *	47	1,891

TOTAL ENERGY		$25,291

Financials — 17.5%
American International Group	60	3,477

Capital One Financial	50	2,093

CIT Group	100	2,037

Citigroup	105	4,121

Fannie Mae	25	1,810

Lincoln National	57	1,822

Description	Shares (000)	Market Value (000)
Travelers Property Casualty, Cl A	85	$1,372

U.S. Bancorp	85	1,883

Waddell & Reed Financial, Cl A	300	6,000

Washington Mutual	70	2,765

Wells Fargo	65	3,137

TOTAL FINANCIALS		$30,517

Health Care — 16.4%
Abbott Laboratories	140	5,688

Becton Dickinson	175	6,195

Bristol-Myers Squibb	95	2,426

Medtronic	140	6,684

Wyeth	175	7,635

TOTAL HEALTH CARE		$28,628

Industrials — 10.9%
First Data	68	2,648

General Electric	55	1,620

Ingersoll-Rand, Cl A	85	3,747

Northrop Grumman	31	2,761

Parker Hannifin	75	3,051

Raytheon	125	3,741

United Technologies	25	1,545

TOTAL INDUSTRIALS		$19,113

Information Technology — 8.3%
Agere Systems, Cl B *	1,100	1,881

Corning *	700	3,794

International Business Machines	45	3,821

Lucent Technologies *	1,050	1,890

Motorola	200	1,582

Solectron *	500	1,595

TOTAL INFORMATION TECHNOLOGY		$14,563

Materials — 6.7%
Ball	70	3,931

Constar International *	140	1,015

Crown Holdings *	150	795

Engelhard	200	4,910

Pactiv *	50	1,026

TOTAL MATERIALS		$11,677

Telecommunication Services — 7.5%
AT&T	80	1,364

AT&T Wireless Services *	350	2,261

BellSouth	145	3,696

SBC Communications	84	1,972

Verizon Communications	100	3,751

TOTAL TELECOMMUNICATION SERVICES		$13,044

APRIL 30, 2003    /    ANNUAL REPORT

VALUE EQUITY PORTFOLIO (concluded)

Description	Shares (000)	Market Value (000)

Utilities — 3.9%
Questar	226	$6,813

TOTAL UTILITIES		$6,813

TOTAL COMMON STOCK (COST) $127,837)		$169,568

Related Party Money Market Portfolio — 3.3%
ARK Money Market Portfolio Institutional Class Ú	5,762	5,762

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $5,762)		$5,762

TOTAL INVESTMENTS — 100.4% (COST $133,599)		$175,330

OTHER ASSETS & LIABILITIES, NET — (0.4)%		$(615)

TOTAL NET ASSETS — 100.0%		$174,715

*	Non-income producing security
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

Clarence W. Woods, Jr.

CO-PORTFOLIO MANAGER

Clarence W. Woods, Jr. is co-manager of the Equity Index Portfolio. Mr. Woods has been a Vice President and Principal of, and Chief Equity Trader for, AIA since 1996. He heads the equity-trading unit. Mr. Woods has more than 17 years of experience in the investment industry.

Peter C. Hastings, CFA

CO-PORTFOLIO MANAGER

Peter C. Hastings, CFA is co-manager of the Equity Index Portfolio. Mr. Hastings has been a Vice President of AIA since 1997. Mr. Hastings has more than 6 years of experience in the investment industry and is a Chartered Financial Analyst.

Management Discussion and Analysis

The fiscal year ended April 30, 2003 was relatively quiet in terms of changes in composition of the S&P 500 Index via the traditional manner of through-mergers and acquisitions. During the period, Standard and Poor’s elected to remove foreign-based companies from the Index. Also, most of the airlines were removed either due to bankruptcies or the likelihood of declaring bankruptcy. In all, a total of 24 changes occurred in the S&P 500 Index, which turned out to be a smaller number than usual. In terms of contribution to performance, Amgen, Comcast, and Ebay added the most on a market capitalization basis, while Intel, Altria, and Home Depot were the three with the most negative impact to performance. We continue to manage the Portfolio with the goal of seeking to closely replicate the performance of the S&P 500 Index.

APRIL 30, 2003    /    ANNUAL REPORT

EQUITY INDEX PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT

	Inst'l Class Shares	Class A Shares*	S&P 500 Index
One year total return	-13.50%	-13.70%	-13.31%

One year total return with load	—	-17.81%	—

Annualized three year total return	-12.81%	-13.03%	-12.96%

Annualized three year total return with load	—	-14.43%	—

Annualized five year total return	-2.21%	-2.46%	-2.42%

Annualized five year total return with load	—	-3.41%	—

Annualized total return inception to date	0.77%	0.92%	—

Annualized total return inception to date with load	—	0.02%	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

*	Institutional Class Shares were offered beginning October 1, 1997. Class A Shares were offered beginning November 3, 1997. Performance for Class A Shares with load reflects the deduction of the maximum 4.75% sales charge.

The performance of the S&P 500 Index does not include operating expenses that are incurred by the Portfolio. Index performance for the Institutional Class Shares is for the period October 31, 1997 to April 30, 2003. Index performance for the Class A Shares is for the period November 30, 1997 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY INDEX PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)		Market Value (000)

Common Stock — 97.9%

Consumer Discretionary — 13.9%
American Greetings, Cl A *	—	†	$5

AOL Time Warner *	52		719

Autonation *	3		48

Autozone *	1		96

Bed Bath & Beyond *	3		136

Best Buy *	4		124

Big Lots *	1		16

Black & Decker	1		30

Brunswick	1		20

Carnival	7		204

Centex	1		45

Circuit City Stores	2		13

Clear Channel Communications *	7		281

Comcast, Cl A *	27		865

Cooper Tire & Rubber	—	†	3

Costco Wholesale *	5		185

Dana	2		16

Darden Restaurants	2		29

Delphi	7		55

Dillard’s, Cl A	1		15

Dollar General	4		57

Dow Jones	1		33

Eastman Kodak	3		98

Ebay *	4		339

Family Dollar Stores	2		70

Federated Department Stores	2		61

Ford Motor	21		221

Description	Shares (000)	Market Value (000)

Fortune Brands	2	$80

Gannett	3	238

Gap	10	173

General Motors	7	238

Genuine Parts	2	56

Goodyear Tire & Rubber	1	9

Harley-Davidson	3	151

Harrah's Entertainment *	1	51

Hasbro	2	32

Hilton Hotels	4	55

Home Depot	27	770

International Game Technology *	1	82

Interpublic Group	4	46

JC Penney	3	51

Johnson Controls	1	82

Jones Apparel Group *	1	41

KB Home	1	26

Knight Ridder	1	58

Kohl’s *	4	224

Leggett & Platt	2	43

Limited	5	80

Liz Claiborne	1	44

Lowe’s	9	404

Marriott International, Cl A	2	89

Mattel	5	112

May Department Stores	3	72

Maytag	1	15

McDonald’s	15	255

McGraw-Hill	2	126

Meredith	1	24

New York Times, Cl A	2	82

Newell Rubbermaid	3	85

Nike, Cl B	3	159

Nordstrom	1	20

Office Depot *	3	42

Omnicom Group	2	128

Pulte Homes	1	36

RadioShack	2	43

Reebok International *	1	21

Sears Roebuck	3	101

Sherwin-Williams	2	53

Snap-On	1	20

Stanley Works	1	24

Staples *	5	99

Starbucks *	4	107

Starwood Hotels & Resorts Worldwide	2	62

Target	11	358

Tiffany	2	44

TJX	6	109

TMP Worldwide *	1	13

APRIL 30, 2003    /    ANNUAL REPORT

EQUITY INDEX PORTFOLIO (continued)

Description	Shares (000)		Market Value (000)

Toys ‘R’ US *	2		$21

Tribune	4		175

Tupperware	—	†	2

Univision Communications, Cl A *	3		79

VF	1		42

Viacom, Cl B *	21		899

Visteon	1		9

Wal-Mart Stores	52		2,913

Walt Disney	24		448

Wendy’s International	1		36

Whirlpool	1		35

Yum! Brands *	3		76

TOTAL CONSUMER DISCRETIONARY			$13,852

Consumer Staples — 8.6%
Adolph Coors, Cl B	—	†	15

Alberto-Culver Cl B	1		31

Albertson’s	5		90

Altria Group	24		747

Anheuser-Busch	10		501

Archer-Daniels-Midland	7		75

Avon Products	3		151

Brown-Forman, Cl B	1		60

Campbell Soup	5		106

Clorox	2		115

Coca-Cola	29		1,177

Coca-Cola Enterprises	5		97

Colgate-Palmolive	6		362

Conagra Foods	6		126

CVS	5		112

General Mills	4		195

Gillette	12		374

Hershey Foods	2		100

HJ Heinz	4		115

Kellogg	4		147

Kimberly-Clark	6		300

Kroger *	9		125

McCormick	2		40

Pepsi Bottling Group	3		66

PepsiCo	20		879

Procter & Gamble	15		1,366

RJ Reynolds Tobacco Holdings	1		28

Safeway *	5		89

Sara Lee	9		145

Supervalu	1		19

Sysco	7		212

UST	2		59

Walgreen	12		373

Winn-Dixie Stores	1		18

Description	Shares (000)	Market Value (000)

WM Wrigley Jr	2	$142

TOTAL CONSUMER STAPLES		$8,557

Energy — 5.7%
Amerada Hess	1	44

Anadarko Petroleum	3	121

Apache	2	99

Ashland	1	18

Baker Hughes	4	104

BJ Services *	2	60

Burlington Resources	2	110

ChevronTexaco	13	790

ConocoPhillips	8	401

Devon Energy	3	130

EOG Resources	1	41

Exxon Mobil	79	2,774

Halliburton	5	105

Kerr-McGee	1	50

Marathon Oil	3	75

Nabors Industries *	2	67

Noble *	1	40

Occidental Petroleum	4	123

Rowan	1	22

Schlumberger	7	286

Sunoco	1	27

Transocean	3	64

Unocal	3	80

TOTAL ENERGY		$5,631

Financials — 20.3%
ACE	3	96

Aflac	6	188

Allstate	8	313

AMBAC Financial Group	1	64

American Express	15	583

American International Group	31	1,779

AmSouth Bancorporation	4	88

AON	3	76

Apartment Investment & Management	1	38

Bank of America	18	1,309

Bank of New York	9	236

Bank One	14	494

BB&T	5	176

Bear Stearns	1	80

Capital One Financial	3	108

Charles Schwab	15	130

Charter One Financial	3	78

Chubb	2	102

Cincinnati Financial	2	61

Citigroup	60	2,373

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY INDEX PORTFOLIO (continued)

Description	Shares (000)	Market Value (000)

Comerica	2	$84

Countrywide Financial	1	102

Equity Office Properties Trust	5	125

Equity Residential	3	79

Fannie Mae	12	847

Federated Investors, Cl B	1	35

Fifth Third Bancorp	7	335

First Tennessee National	1	57

FleetBoston Financial	12	328

Franklin Resources	3	101

Freddie Mac	8	473

Golden West Financial	2	136

Goldman Sachs Group	5	421

Hartford Financial Services Group	3	112

Huntington Bancshares	2	49

Janus Capital Group	2	33

Jefferson-Pilot	2	64

John Hancock Financial Services	3	97

JP Morgan Chase	23	689

Keycorp	5	114

Lehman Brothers Holdings	3	171

Lincoln National	2	63

Loew’s	2	80

Marsh & McLennan	6	292

Marshall & Ilsley	3	76

MBIA	2	74

MBNA	15	283

Mellon Financial	5	126

Merrill Lynch	10	418

Metlife	8	236

MGIC Investment	1	45

Moody’s	2	79

Morgan Stanley	13	571

National City	7	210

North Fork Bancorporation	2	55

Northern Trust	2	87

Plum Creek Timber	2	41

PNC Financial Services Group	3	138

Principal Financial Group	4	112

Progressive	2	167

Providian Financial *	3	21

Prudential Financial	7	208

Regions Financial	3	88

Safeco	2	59

Simon Property Group	2	70

SLM	2	193

SouthTrust	4	105

St Paul	3	86

State Street	4	126

SunTrust Banks	3	180

Description	Shares (000)	Market Value (000)

Synovus Financial	3	$63

T Rowe Price Group	1	40

Torchmark	1	47

Travelers Property Casualty, Cl B	11	181

U.S. Bancorp	23	498

Union Planters	2	62

UnumProvident	2	29

Wachovia	16	611

Washington Mutual	11	441

Wells Fargo	20	961

XL Capital, Cl A	2	134

Zions Bancorporation	1	44

TOTAL FINANCIALS		$20,224

Health Care — 14.7%
Abbott Laboratories	18	747

Aetna	2	88

Allergan	1	104

AmerisourceBergen	1	69

Amgen *	15	929

Anthem *	2	117

Applied Biosystems Group — Applera	2	36

Bausch & Lomb	1	23

Baxter International	7	154

Becton Dickinson	3	101

Biogen *	2	66

Biomet	3	90

Boston Scientific *	5	207

Bristol-Myers Squibb	23	579

Cardinal Health	5	296

Chiron *	2	86

Cigna	1	80

CR Bard	1	41

Eli Lilly	13	842

Forest Laboratories *	4	222

Genzyme *	2	93

Guidant	3	131

HCA	6	188

Health Management Associates, Cl A	2	39

Humana *	2	20

Johnson & Johnson	35	1,969

King Pharmaceuticals *	3	34

Manor Care *	1	15

McKesson	3	90

Medimmune *	3	93

Medtronic	14	687

Merck	26	1,537

Pfizer	93	2,871

Quest Diagnostics *	1	66

Quintiles Transnational *	1	18

APRIL 30, 2003    /    ANNUAL REPORT

EQUITY INDEX PORTFOLIO (continued)

Description	Shares (000)		Market Value (000)

Schering-Plough	17		$313

St Jude Medical *	2		101

Stryker	2		147

Tenet Healthcare *	5		76

UnitedHealth Group	4		332

Watson Pharmaceuticals *	1		35

Wellpoint Health Networks *	2		129

Wyeth	16		678

Zimmer Holdings *	2		102

TOTAL HEALTH CARE			$14,641

Industrials — 11.3%
3M	5		581

Allied Waste Industries *	2		16

American Power Conversion *	3		39

American Standard *	1		57

Apollo Group, Cl A *	2		111

Automatic Data Processing	7		233

Avery Dennison	1		66

Boeing	10		270

Burlington Northern Santa Fe	4		124

Caterpillar	4		214

Cendant *	11		164

Cintas	2		68

Concord EFS *	6		77

Convergys *	2		28

Cooper Industries	1		34

Crane	1		15

CSX	3		82

Cummins	—	†	11

Danaher	2		117

Deere	3		116

Delta Air Lines	1		15

Deluxe	1		28

Dover	2		61

Eaton	1		63

Emerson Electric	5		251

Equifax	2		38

FedEx	4		211

First Data	9		348

Fiserv *	2		63

Fluor	1		26

General Dynamics	2		138

General Electric	117		3,431

Goodrich	1		14

H&R Block	2		81

Honeywell International	10		237

Illinois Tool Works	4		232

IMS Health	3		48

Ingersoll-Rand, Cl A	2		84

Description	Shares (000)		Market Value (000)

ITT Industries	1		$61

Lockheed Martin	5		268

Masco	5		117

McDermott International *	—	†	1

Navistar International *	1		15

Norfolk Southern	5		97

Northrop Grumman	2		179

Paccar	1		78

Pall	1		21

Parker Hannifin	1		47

Paychex	4		128

Pitney Bowes	3		94

Power-One *	1		4

Raytheon	5		137

Robert Half International *	2		28

Rockwell Automation	2		43

Rockwell Collins	2		40

RR Donnelley & Sons	1		22

Ryder System	—	†	9

Sabre Holdings	1		25

Southwest Airlines	9		144

Textron	1		37

Thomas & Betts *	1		9

Tyco International	23		366

Union Pacific	3		166

United Parcel Service, Cl B	13		823

United Technologies	6		344

Waste Management	7		145

WW Grainger	1		51

TOTAL INDUSTRIALS			$11,291

Information Technology — 14.5%
ADC Telecommunications *	8		18

Adobe Systems	3		90

Advanced Micro Devices *	3		25

Agilent Technologies *	5		83

Altera *	4		62

Analog Devices *	4		136

Andrew *	—	†	2

Apple Computer *	4		51

Applied Materials *	19		282

Applied Micro Circuits *	3		13

Autodesk	1		21

Avaya *	3		11

BMC Software *	3		40

Broadcom, Cl A *	3		50

CIENA *	5		23

Cisco Systems *	84		1,259

Citrix Systems *	2		38

Computer Associates International	6		104

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY INDEX PORTFOLIO (continued)

Description	Shares (000)	Market Value (000)

Computer Sciences *	2	$63

Compuware *	4	15

Comverse Technology *	2	20

Corning *	13	69

Dell Computer *	30	876

Electronic Arts *	2	101

Electronic Data Systems	5	91

EMC-Mass *	26	235

Gateway *	4	10

Hewlett-Packard	36	584

Intel	78	1,432

International Business Machines	20	1,687

Intuit *	2	90

Jabil Circuit *	2	36

JDS Uniphase *	17	55

Kla-Tencor *	2	86

Lexmark International *	1	104

Linear Technology	3	122

LSI Logic *	3	18

Lucent Technologies *	41	74

Maxim Integrated Products	4	141

Mercury Interactive *	1	31

Micron Technology *	6	54

Microsoft	125	3,204

Millipore *	1	18

Molex	2	43

Motorola	27	214

National Semiconductor *	2	35

NCR *	1	24

Network Appliance *	4	53

Novell *	3	9

Novellus Systems *	1	39

Nvidia *	1	19

Oracle *	61	724

Parametric Technology *	3	9

PeopleSoft *	3	53

PerkinElmer	1	10

PMC-Sierra *	1	11

Qlogic *	1	44

Qualcomm	9	287

Sanmina-SCI *	4	22

Scientific-Atlanta	2	26

Siebel Systems *	5	43

Solectron *	8	24

Sun Microsystems *	38	124

SunGard Data Systems *	3	62

Symantec *	2	77

Symbol Technologies	3	30

Tektronix *	1	21

Tellabs *	4	25

Description	Shares (000)		Market Value (000)

Teradyne *	2		$20

Texas Instruments	20		376

Thermo Electron *	2		29

Unisys *	3		34

Veritas Software *	4		99

Waters *	1		30

Xerox *	8		80

Xilinx *	4		100

Yahoo *	7		161

TOTAL INFORMATION TECHNOLOGY			$14,481

Materials — 2.6%
Air Products & Chemicals	3		109

Alcoa	10		230

Allegheny Technologies	1		3

Ball	1		33

Bemis	1		26

Boise Cascade	1		13

Dow Chemical	11		349

Eastman Chemical	1		27

Ecolab	1		74

EI du Pont de Nemours	12		495

Engelhard	1		28

Freeport-McMoran Copper & Gold, Cl B	2		32

Georgia-Pacific	2		37

Great Lakes Chemical	1		15

Hercules *	1		8

International Flavors & Fragrances	1		27

International Paper	5		193

Louisiana-Pacific *	1		7

MeadWestvaco	2		56

Monsanto	3		53

Newmont Mining	4		120

Nucor	1		32

Pactiv *	2		36

Phelps Dodge *	1		28

PPG Industries	2		92

Praxair	2		105

Rohm & Haas	2		81

Sealed Air *	1		38

Sigma-Aldrich	1		37

Temple-Inland	—	†	20

United States Steel	1		13

Vulcan Materials	1		31

Weyerhaeuser	2		121

Worthington Industries	1		13

TOTAL MATERIALS			$2,582

APRIL 30, 2003    /    ANNUAL REPORT

EQUITY INDEX PORTFOLIO (concluded)

Description	Shares (000)		Market Value (000)

Telecommunication Services — 3.6%
Alltel	3		$161

AT&T	1		25

AT&T Wireless Services *	32		206

BellSouth	22		558

CenturyTel	1		44

Citizens Communications *	3		29

Nextel Communications, Cl A *	12		178

Qwest Communications International *	19		70

SBC Communications	39		912

Sprint (FON Group)	10		113

Sprint (PCS Group) *	11		39

Verizon Communications	32		1,202

TOTAL TELECOMMUNICATION SERVICES			$3,537

Utilities — 2.7%
AES *	6		38

Allegheny Energy	1		8

Ameren	2		66

American Electric Power	4		113

Calpine *	3		14

Centerpoint Energy	3		23

Cinergy	2		64

CMS Energy	1		6

Consolidated Edison	2		88

Constellation Energy Group	2		48

Dominion Resources	4		213

DTE Energy	2		74

Duke Energy	10		173

Dynegy, Cl A	3		13

Edison International *	3		51

El Paso	6		49

Entergy	2		116

Exelon	4		192

FirstEnergy	3		109

FPL Group	2		125

KeySpan	2		58

Kinder Morgan	1		61

Mirant *	4		14

Nicor	1		16

NiSource	3		51

Peoples Energy	—	†	16

PG&E *	4		66

Pinnacle West Capital	1		30

PPL	2		66

Progress Energy	3		110

Progress Energy, CVO *	1		—	†

Public Service Enterprise Group	3		100

Sempra Energy	2		64

Description	Shares (000)	Market Value (000)

Southern	8	$245

TECO Energy	2	20

TXU	3	68

Williams	5	33

XCEL Energy	4	60

TOTAL UTILITIES		$2,661

TOTAL COMMON STOCK (COST $123,850)		$97,457

Rights — 0.0%
Seagate Escrow Security + *	2	—	†

TOTAL RIGHTS (COST $0)		$—	†

Registered Investment Companies — 0.9%
SPDR Trust, Ser 128	10	920

TOTAL REGISTERED INVESTMENT COMPANIES (COST $921)		$920

Related Party Money Market Portfolio — 0.0%
ARK Money Market Portfolio Institutional Class Ú	30	30

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $30)		$30

TOTAL INVESTMENTS — 98.8% (COST $124,801)		$98,407

OTHER ASSETS & LIABILITIES, NET — 1.2%		$1,186

TOTAL NET ASSETS — 100.0%		$99,593

*	Non-income producing security
+	Security is fair valued as determined under procedures established by the Board of Trustees.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.
†	Amount rounds to less than one thousand
Cl — Class
CVO — Contingent Value Obligation
SPDR — Standard & Poors Depositary Receipt

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY PORTFOLIOS

BLUE CHIP EQUITY PORTFOLIO

Allen J. Ashcroft, Jr.

CO-PORTFOLIO MANAGER

Allen J. Ashcroft, Jr. is co-manager of the Blue Chip Equity Portfolio and is co-manager of other ARK Funds Portfolios. He has been a Principal of AIA and Portfolio Manager since 1996, a Vice President of Allfirst Bank from 1995 to 2003 and a Vice President of M&T Trust since 2003. Mr. Ashcroft has more than 20 years of experience in investment research and equity analysis.

Clyde L. Randall II, CFA

CO-PORTFOLIO MANAGER

Clyde L. Randall II, CFA is co-manager of the Blue Chip Equity Portfolio, and is co-manager of other ARK Funds Portfolios. Mr. Randall has been a Principal of AIA and Portfolio Manager since 1996, a Vice President of Allfirst Bank from 1995 to 2003 and a Vice President of M&T Trust since 2003. He has more than 14 years of experience in investment research and equity analysis and is a Chartered Financial Analyst.

Management Discussion and Analysis

This fiscal year was the most challenging to the Portfolio from an investment standpoint since its inception. The equity markets recently completed their third straight year of negative returns. This three-year span is somewhat unprecedented in that you would have to go back to the late 1930’s to witness a similar period of market contraction. Many equity investors remained on the sidelines concerned about the health of the economy, and the conflict that seemed imminent in the Middle East. Historically, in uncertain times investors have tended to seek cover by transferring assets into blue chip equities that had the perceived strength and balance sheets to weather the pending storm; however, this wasn’t the case this year. Investors questioned management and their accounting principles, among other things, and as a result capital exited even the most respected of institutions. For the most part, fixed income assets or short-term money market instruments were the only investments that delivered positive returns.

The best contributors to Portfolio performance this year were Amgen, Genentech, and Lowe’s—two health care companies and a home improvement company. Demographics certainly were a factor in this group, delivering positive returns in a tough environment. The Portfolio’s worst performers in our fiscal year were Dynegy, Interpublic Group, and Sun Microsystems. Dynegy, a merchant gas company, was impacted from the fallout over Enron. Interpublic, an advertising company, had accounting concerns, and Sun Microsystems got caught up in the technology swoon.

The Portfolio’s primary focus is to invest in established large-cap franchise companies while seeking to stay competitive with the returns of the S&P 500. We remain committed to our strategy of diversifying the Portfolio so that it has representation in each major market sector. Our investment style guides us to concentrate on those companies that we believe are well managed and have long-term investment horizons. This approach has not changed even in the tough and unpleasant market environment of the past several years.

APRIL 30, 2003    /    ANNUAL REPORT

BLUE CHIP EQUITY PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A AND B SHARES: VALUE OF A $10,000 INVESTMENT

	Inst’l Class Shares	Class A Shares*	Class B Shares*	S&P 500 Index
One year total return	-18.18%	-18.30%	-18.89%	-13.31%

One year total return with load	—	-22.19%	-22.95%	—

Annualized three year total return	-16.96%	-17.06%	-17.66%	-12.96%

Annualized three year total return with load	—	-18.40%	-18.47%	—

Annualized five year total return	-3.54%	-3.65%	-3.99%	-2.42%

Annualized five year total return with load	—	-4.59%	-4.35%	—

Annualized total return inception to date	5.54%	5.41%	4.81%	—

Annualized total return inception to date with load	—	4.69%	4.81%	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Institutional Class Shares were offered beginning April 1, 1996. Class A Shares were offered beginning May 16, 1996. Performance for Class A Shares with load reflects the deduction of maximum 4.75% sales charge. Class B Shares were offered beginning July 31, 1998. Performance for Class B Shares with load reflects the deduction of applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

*	Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class Shares adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

The performance of the S&P 500 Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period March 31, 1996 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

ANNUAL REPORT    /    APRIL 30, 2003

BLUE CHIP EQUITY PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)	Market Value (000)

Common Stock — 99.0%

Consumer Discretionary — 13.1%
AOL Time Warner *	350	$4,788

Best Buy *	150	5,187

Clear Channel Communications *	70	2,738

Lowe’s	100	4,389

Newell Rubbermaid	100	3,048

Wal-Mart Stores	100	5,632

TOTAL CONSUMER DISCRETIONARY		$25,782

Consumer Staples — 7.9%
Kraft Foods, Cl A	150	4,635

PepsiCo	125	5,410

Procter & Gamble	60	5,391

TOTAL CONSUMER STAPLES		$15,436

Energy — 8.2%
Exxon Mobil	160	5,632

Nabors Industries *	140	5,488

Weatherford International *	125	5,029

TOTAL ENERGY		$16,149

Financials — 21.1%
American Express	135	5,111

American International Group	107	6,201

Bank of America	40	2,962

Citigroup	140	5,495

JP Morgan Chase	175	5,136

Morgan Stanley	135	6,041

Northern Trust	140	4,914

Wells Fargo	115	5,550

TOTAL FINANCIALS		$41,410

Description	Shares (000)	Market Value (000)

Health Care — 16.2%
Abbott Laboratories	120	$4,876

Amgen *	75	4,598

Eli Lilly	90	5,744

Johnson & Johnson	80	4,509

Pfizer	190	5,842

Wyeth	145	6,312

TOTAL HEALTH CARE		$31,881

Industrials — 10.7%
General Electric	250	7,362

Northrop Grumman	65	5,716

Tyco International	175	2,730

United Technologies	85	5,254

TOTAL INDUSTRIALS		$21,062

Information Technology — 15.2%
Celestica *	150	1,734

Cisco Systems *	250	3,760

International Business Machines	50	4,245

Jabil Circuit *	165	3,085

Koninklijke Philips Electronics	115	2,148

Microsoft	210	5,370

Nokia, ADR	175	2,900

STMicroelectronics NV, ADR	150	3,089

Veritas Software *	165	3,631

TOTAL INFORMATION TECHNOLOGY		$29,962

Materials — 2.9%
Alcoa	250	5,733

TOTAL MATERIALS		$5,733

Telecommunication Services — 3.7%
BellSouth	220	5,608

SBC Communications	75	1,752

TOTAL TELECOMMUNICATION SERVICES		$7,360

TOTAL COMMON STOCK (COST $211,143)		$194,775

APRIL 30, 2003    /    ANNUAL REPORT

BLUE CHIP EQUITY PORTFOLIO (concluded)

Description	Shares (000)	Market Value (000)

Related Party Money Market Portfolio — 0.3%
ARK Money Market Portfolio Institutional Class Ú	517	$517

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $517)		$517

TOTAL INVESTMENTS — 99.3% (COST $211,660)		$195,292

OTHER ASSETS & LIABILITIES, NET — 0.7%		$1,280

TOTAL NET ASSETS — 100.0%		$196,572

*	Non-income producing security
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY PORTFOLIOS

CAPITAL GROWTH PORTFOLIO

Thomas D. DeHudy, CFA

PORTFOLIO MANAGER

Thomas D. DeHudy, CFA is manager of the Capital Growth Portfolio and another ARK Funds Portfolio. Mr. DeHudy has been a Principal of AIA since 2001. Mr. DeHudy is also an equity analyst and provides research coverage for the technology sector and selected consumer cyclical areas. Mr. DeHudy has more than 20 years of experience in investment research, and is a Chartered Financial Analyst.

Management Discussion and Analysis

During the first half of fiscal year 2003, the Portfolio underperformed its benchmark (the Russell 1000 Growth Index) primarily because of a premature assumption for a reaccelerating economy. Portfolio performance for the second half of the year more closely followed that of the benchmark. Generally, sector weighting helped performance as overweights in energy, financials, and consumer cyclicals/services benefited Portfolio performance (as did the underweight in consumer staples).

Among the stocks that detracted most from Portfolio performance were: Sprint PCS, Best Buy, Baxter International, Freemarkets, and Taiwan Semiconductor Manufacturing. Most of the performance detractors were either technology-related or economically-sensitive. Conversely, stocks that contributed positively to Portfolio performance were either health care-related (e.g., Forest Laboratories, Amgen, and Wyeth) or had unique industry circumstances such as radio broadcasting (Clear Channel Communications) or homebuilders (Centex).

The Portfolio remains positioned for a reacceleration of the economy, but we continue to favor: 1) consumer-related groups such as homebuilders, restaurants and radio broadcasting; 2) financials such as real estate investment trusts and Fannie Mae/Freddie Mac; and 3) energy service companies that have exposure to natural gas. Currently, the Portfolio is approximately neutrally weighted to technology and moderately underweighted to health care.

APRIL 30, 2003    /    ANNUAL REPORT

CAPITAL GROWTH PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A AND B SHARES: VALUE OF A $10,000 INVESTMENT

	Inst'l Class Shares	Class A Shares*	Class B Shares*	S&P 500 Index	Russell 1000 Growth Index
One year total return	-17.50%	-17.69%	-18.23%	-13.31%	-14.35%

One year total return with load	—	-21.60%	-22.32%	—	—

Annualized three year total return	-21.56%	-21.66%	-22.23%	-12.96%	-22.60%

Annualized three year total return with load	—	-22.92%	-22.94%	—	—

Annualized five year total return	-1.10%	-1.23%	-2.26%	-2.42%	-5.63%

Annualized five year total return with load	—	-2.19%	-2.58%	—	—

Annualized total return inception to date	7.57%	7.29%	6.27%	—	—

Annualized total return inception to date with load	—	6.76%	6.27%	—	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Institutional Class Shares were offered beginning July 16, 1993. Class A Shares were offered beginning March 9, 1994. Performance for Class A Shares with load reflects the deduction of the maximum 4.75% sales charge. Class B Shares were offered beginning September 14, 1998. Performance for Class B Shares with load reflects the deduction of applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year.

*	Performance shown prior to the actual inception date of the Class A and Class B Shares represents that of the Institutional Class Shares adjusted for the sales charge and total annual operating expenses applicable to Class A and Class B Shares, respectively.

The performance of the S&P 500 Index and the Russell 1000 Growth Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period July 31, 1993 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investments in smaller and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

ANNUAL REPORT    /    APRIL 30, 2003

CAPITAL GROWTH PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)	Market Value (000)

Common Stock — 99.1%

Consumer Discretionary — 25.6%
American Axle & Manufacturing *	50	$1,246

Applebees International	25	685

BorgWarner	40	2,347

Brinker International *	50	1,587

CBRL Group	60	1,913

Centex	45	2,971

Clear Channel Communications *	90	3,520

Darden Restaurants	90	1,576

DR Horton	110	2,607

Hispanic Broadcasting *	70	1,795

Lear *	50	1,987

Lennar, Cl A	40	2,170

Lennar, Cl B	5	241

Outback Steakhouse	40	1,430

Radio One, Cl D *	125	1,912

Ruby Tuesday	90	1,773

Staples *	80	1,523

Toll Brothers *	75	1,744

Viacom, Cl B *	35	1,519

TOTAL CONSUMER DISCRETIONARY		$34,546

Consumer Staples — 2.7%
Estee Lauder	55	1,788

General Mills	40	1,804

TOTAL CONSUMER STAPLES		$3,592

Energy — 3.2%
Nabors Industries *	35	1,372

Patterson-UTI Energy *	40	1,324

Weatherford International *	40	1,609

TOTAL ENERGY		$4,305

Description	Shares (000)	Market Value (000)

Financials — 16.2%
American International Group	35	$2,028

Boston Properties	40	1,568

Equity Office Properties Trust	60	1,558

Fannie Mae	70	5,067

Freddie Mac	90	5,211

General Growth Properties	25	1,391

Morgan Stanley	50	2,238

Rouse	40	1,390

Simon Property Group	40	1,469

TOTAL FINANCIALS		$21,920

Health Care — 20.9%
Affymetrix *	80	1,484

Amgen *	45	2,759

Caremark Rx *	125	2,489

Eli Lilly	20	1,276

Express Scripts *	50	2,948

Health Management Associates, Cl A	110	1,877

ICOS *	75	2,006

Johnson & Johnson	80	4,509

Pfizer	200	6,150

Pharmaceutical Product Development *	50	1,308

Quest Diagnostics *	25	1,494

TOTAL HEALTH CARE		$28,300

Industrials — 6.9%
General Electric	250	7,362

Ryanair Holdings, ADR *	50	1,984

TOTAL INDUSTRIALS		$9,346

Information Technology — 22.6%
Affiliated Computer Services, Cl A *	60	2,862

Analog Devices *	30	994

Applied Materials *	40	584

BearingPoint *	210	1,716

CACI International, Cl A *	50	1,747

Cadence Design Systems *	125	1,429

Celestica *	125	1,445

Ceridian *	100	1,395

Cisco Systems *	100	1,504

Cognos *	35	950

Computer Associates International	200	3,248

Concord EFS *	110	1,521

Cree *	60	1,197

Dell Computer *	75	2,168

Jabil Circuit *	85	1,589

Microsoft	30	767

Nokia — ADR	30	497

STMicroelectronics NV, ADR	65	1,338

APRIL 30, 2003    /    ANNUAL REPORT

CAPITAL GROWTH PORTFOLIO (concluded)

Description	Shares (000)	Market Value (000)
Symantec *	35	$1,538

Taiwan Semiconductor Manufacturing, ADR *	100	837

Yahoo *	50	1,239

TOTAL INFORMATION TECHNOLOGY		$30,565

Materials — 1.0%
Peabody Energy	50	1,405

TOTAL MATERIALS		$1,405

TOTAL COMMON STOCK (COST $129,385)		$133,979

Related Party Money Market Portfolio — 1.8%
ARK Money Market Portfolio Institutional Class Ú	2,388	2,388

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $2,388)		$2,388

TOTAL INVESTMENTS 100.9% (COST $131,773)		$136,367

OTHER ASSETS & LIABILITIES, NET — (0.9)%		$(1,236)

TOTAL NET ASSETS — 100.0%		$135,131

*	Non-income producing security.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY PORTFOLIOS

MID-CAP EQUITY PORTFOLIO

David G. Robertson, CFA

PORTFOLIO MANAGER

David G. Robertson, CFA is manager of the Mid-Cap Equity Portfolio. Mr. Robertson has been a Vice President of AIA since 2000. He is also an equity analyst. Mr. Robertson has more than 13 years of experience in the investment industry and is a Chartered Financial Analyst.

Management Discussion and Analysis

During the fiscal year ended April 30, 2003, the number of holdings in the Portfolio was reduced from about 135 to about 60, aligning the style and size composition of the Portfolio even more closely with its benchmark. As a result, although size and style continued to be important determinants of performance across the broad equity indices over the course of the year, these factors were not important factors in the relative performance of the Portfolio.

The factors that were most important to the Portfolio’s relative performance were stock selection and the positioning of the Portfolio for an economic recovery. Because the Portfolio was positioned for economic recovery for the better part of the year, the volatility and lack of direction of the equity markets hurt its performance. Encouragingly however, our ongoing search for stocks with sustainable growth, cash flow generation, solid balance sheets, and conservative accounting proved fruitful as stock selection aided Portfolio performance and partially offset other negative and (hopefully) temporary impacts such as investor sentiment ranging from ebullience to despair.

Over the course of the year, positive contributors to Portfolio performance came from a large number of stocks, many of which are related to the energy industry. XTO Energy, Maverick Tube, and Nabors Industries were all strong contributors to performance. In addition, stocks such as Protein Design Labs, Express Scripts, and Comverse Technology also helped boost Portfolio performance. Although overall contribution to performance was positively effected by stock selection, a couple of stocks materially detracted from performance. Both Enzon Pharmaceuticals and Concord EFS were penalized severely by the market when doubts arose regarding growth and profitability prospects.

APRIL 30, 2003    /    ANNUAL REPORT

MID-CAP EQUITY PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT

	Inst'l Class Shares	Class A Shares*	S&P Mid- Cap 400 Index
One year total return	-19.25%	-19.32%	-17.51%

One year total return with load	—	-23.16%	—

Annualized three year total return	-10.27%	-10.36%	-2.00%

Annualized three year total return with load	—	-11.80%	—

Annualized five year total return	1.77%	1.44%	4.34%

Annualized five year total return with load	—	0.46%	—

Annualized total return inception to date	7.92%	7.57%	—

Annualized total return inception to date with load	—	6.76%	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Institutional Class Shares were offered beginning November 18, 1996. Class A Shares were offered beginning September 1, 1999. Performance for Class A Shares with load reflects the deduction of the maximum 4.75% sales charge.

*	Performance shown prior to the actual inception date of the Class A Shares represents that of the Institutional Class Shares adjusted for the sales charge and total annual operating expenses applicable to Class A Shares.

The performance of the S&P Mid-Cap 400 Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period November 30, 1996 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investments in medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

ANNUAL REPORT    /    APRIL 30, 2003

MID-CAP EQUITY PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)		Market Value (000)

Common Stock — 92.2%

Consumer Discretionary — 17.8%
Blockbuster, Cl A	50		$894

Dollar General	63		916

FTI Consulting *	12		543

Interpublic Group	177		2,018

Lennar, Cl A	10		542

Lennar, Cl B	1		54

Lin TV, Cl A *	28		669

Michaels Stores *	47		1,468

New York Times, Cl A	24		1,113

Sinclair Broadcast Group *	142		1,505

United Rentals *	179		1,844

Washington Post, Cl B	1		948

TOTAL CONSUMER DISCRETIONARY			$12,514

Consumer Staples — 2.2%
Career Education *	12		721

Pepsi Bottling Group	40		822

TOTAL CONSUMER STAPLES			$1,543

Energy — 12.1%
BJ Services *	17		621

Devon Energy	25		1,181

Ensco International	61		1,537

GlobalSantaFe	—	†	—	†

Grant Prideco *	15		171

Maverick Tube *	27		480

Nabors Industries *	40		1,568

Smith International *	8		285

Description	Shares (000)	Market Value (000)
Valero Energy	33	$1,213

Weatherford International *	15	603

XTO Energy	44	851

TOTAL ENERGY		$8,510

Financials — 13.1%
Archstone-Smith Trust	40	912

Boston Properties	25	980

CarrAmerica Realty	48	1,252

CIT Group	59	1,202

Greater Bay Bancorp	103	1,648

Northern Trust	45	1,579

UCBH Holdings	64	1,628

TOTAL FINANCIALS		$9,201

Health Care — 16.8%
Adolor *	25	350

Affymetrix *	30	557

Amerigroup *	70	2,038

Enzon *	33	453

Express Scripts *	25	1,474

Health Management Associates, Cl A	60	1,024

Idec Pharmaceuticals *	22	720

Protein Design Labs *	254	2,522

Quest Diagnostics *	29	1,733

Universal Health Services *	24	928

TOTAL HEALTH CARE		$11,799

Industrials — 3.9%
Harsco	42	1,448

SPX *	39	1,318

TOTAL INDUSTRIALS		$2,766

Information Technology — 16.8%
BEA Systems *	116	1,242

Cadence Design Systems *	90	1,029

Cerner *	40	799

Cree *	45	898

Electronic Data Systems	29	526

Internet Security Systems *	82	1,076

Lucent Technologies *	470	846

Mantech International, Cl A *	90	1,404

Microchip Technology	12	249

Nvidia *	62	885

Skyworks Solutions *	177	947

THQ *	84	1,187

Vishay Intertechnology *	55	688

TOTAL INFORMATION TECHNOLOGY		$11,776

APRIL 30, 2003    /    ANNUAL REPORT

MID-CAP EQUITY PORTFOLIO (concluded)

Description	Shares/Principal Amount (000)	Market Value (000)

Materials — 3.3%
IMC Global	125	$1,133

Pactiv *	39	800

Peabody Energy	13	365

TOTAL MATERIALS		$2,298

Utilities — 6.2%
Constellation Energy Group	54	1,581

PEPCO Holdings	70	1,203

Wisconsin Energy	60	1,580

TOTAL UTILITIES		$4,364

TOTAL COMMON STOCK (COST $61,268)		$64,771

Warrants — 0.0%
Dime Bancorp *	9	1

TOTAL WARRANTS (COST $0)		$1

Registered Investment Companies — 2.5%
Midcap SPDR Trust Ser 1	22	1,764

TOTAL REGISTERED INVESTMENT COMPANIES (COST $1,701)		$1,764

Repurchase Agreement — 1.4%
Credit Suisse First Boston, 1.270%, dated 04/30/03, matures 05/01/03, repurchase price $1,000,035 (102% collateralized by various U.S. Treasury Obligations)	$1,000	1,000

TOTAL REPURCHASE AGREEMENT (COST $1,000)		$1,000

Related Party Money Market Portfolio — 3.9%
ARK Money Market Portfolio Institutional Class Ú	2,753	2,753

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $2,753)		$2,753

TOTAL INVESTMENTS — 100.0% (COST $66,722)		$70,289

OTHER ASSETS & LIABILITIES, NET — (0.0)%		$(31)

TOTAL NET ASSETS — 100.0%		$70,258

*	Non-income producing security.
†	Amount rounds to less than one thousand.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

Cl — Class

Ser — Series

SPDR — Standard & Poors Depositary Receipt

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY PORTFOLIOS

SMALL-CAP EQUITY PORTFOLIO

H. Giles Knight

PORTFOLIO MANAGER

H. Giles Knight is manager of the Small-Cap Equity Portfolio and is manager of another ARK Funds Portfolio. He has been a Principal of AIA and Portfolio Manager since 1996, a Senior Vice President of Allfirst Bank from 1995 to 2003 and a Senior Vice President of M&T Trust since 2003. Mr. Knight has more than 30 years of experience in the investment industry.

Management Discussion and Analysis

Small-cap stocks had a tough year as investors faced the uncertainty of war in Iraq, a very weak and unresponsive economy, and continued destructive revelations concerning the accounting practices of the likes of Enron, WorldCom, and Tyco. Small-cap stocks suffered disproportionally because of their added financial and market risks. Their lack of liquidity made for many jarring declines as a few cents earnings miss could severely diminish a stock’s value.

The Portfolio had a disappointing fiscal year due mainly to weak third and fourth quarters. The third quarter suffered from our lower technology weighting as this group rallied in late October, and the fourth quarter was hurt by earning disappointments from five stocks: Accredo Health, Hilb Rogal & Hamilton, Multimedia Games, Overture Services, and Charles River Laboratories. These companies provided earnings shortfalls or weaker forward guidance, which then triggered selling among shareholders.

It appears that the Federal Reserve’s monetary stimulus has had a positive impact on the United States economy. The Portfolio has been positioned more aggressively with overweightings in information technology, health care, and telecommunications. Standard Pacific, WCI Communities, and Brookfield Homes are home builders that we feel have the potential to continue to do well in an atmosphere of low interest rates. Semiconductor producers such as Intersil, Integrated Circuits, and Micrel have the potential to participate in anticipated “chip” capital spending increases.

APRIL 30, 2003    /    ANNUAL REPORT

SMALL-CAP EQUITY PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A, B AND C SHARES: VALUE OF A $10,000 INVESTMENT

	Inst'l Class Shares	Class A Shares*	Class B Shares*	Class C Shares*	Russell 2000 Growth Index	Russell 2000 Index
One year total return	-32.35%	-32.49%	-33.01%	-33.01%	-23.50%	-20.76%

One year total return with load	—	-35.71%	-36.36%	-33.68%	—	—

Annualized three year total return	-13.98%	-14.07%	-15.16%	-14.97%	-19.28%	-6.36%

Annualized three year total return with load	—	-15.45%	-15.86%	-14.97%	—	—

Annualized five year total return	9.63%	9.49%	8.74%	8.35%	-7.84%	-2.47%

Annualized five year total return with load	—	8.43%	8.46%	8.35%	—	—

Annualized total return inception to date	13.37%	13.15%	12.23%	11.94%	—	—

Annualized total return inception to date with load	—	12.45%	12.23%	11.94%	—	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Institutional Class Shares were offered beginning July 13, 1995. Class A Shares were offered beginning May 16, 1996. Performance for Class A Shares with load reflects the deduction of the maximum 4.75% sales charge. Class B Shares were offered beginning February 20, 2001. Performance for Class B Shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC). Class B Shares are subject to a maximum 5% CDSC in the first year which declines to 0% in the seventh year. Class C Shares were offered beginning October 1, 2002. Performance for Class C Shares with load reflects the deduction of the applicable CDSC. Class C Shares are subject to a 1% CDSC in the first year which declines to 0% in the second year.

*	Performance shown prior to the actual inception date of the Class A, Class B and Class C Shares represents that of the Institutional Class Shares adjusted for the sales charge and total annual operating expenses applicable to these classes.

The performance of the Russell 2000 Growth Index and the Russell 2000 Index does not include operating expenses that are incurred by the Portfolio. Index performance is for the period July 30, 1995 to April 30, 2003.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investments in smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group.

ANNUAL REPORT    /    APRIL 30, 2003

SMALL-CAP EQUITY PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)	Market Value (000)

Common Stock — 99.8%

Consumer Discretionary — 25.9%
AC Moore Arts & Crafts *	100	$1,723

Alliance Gaming *	100	1,597

Brookfield Homes	157	2,379

Central Garden & Pet *	100	2,423

Emmis Communications, Cl A *	100	1,897

Gevity HR	100	941

HOT Topic *	70	1,712

Meredith	65	2,809

Multimedia Games *	87	2,179

SCP Pool *	44	1,443

Shuffle Master *	100	2,290

Standard-Pacific	60	1,815

Steven Madden *	100	1,772

Strayer Education	35	2,276

WCI Communities *	110	1,521

TOTAL CONSUMER DISCRETIONARY		$28,777

Energy — 5.6%
Grant Prideco *	100	1,141

Patina Oil & Gas	50	1,727

Range Resources *	141	833

Tom Brown *	100	2,452

TOTAL ENERGY		$6,153

Financials — 8.2%
Columbia Bancorp	56	1,436

East-West Bancorp	65	2,200

Greater Bay Bancorp	96	1,542

Sterling Bancshares	137	1,634

UCBH Holdings	90	2,290

TOTAL FINANCIALS		$9,102

Description	Shares (000)	Market Value (000)

Health Care — 17.8%
ICOS *	83	$2,207

Idexx Laboratories *	75	2,925

Mentor	75	1,388

Orthofix International *	77	2,153

Pediatrix Medic Group *	75	2,390

Perrigo	100	1,536

Possis Medical *	115	2,216

PSS World Medical *	165	989

Taro Pharmaceuticals *	41	1,876

Zoll Medical *	65	2,100

TOTAL HEALTH CARE		$19,780

Industrials — 9.5%
Chicago Bridge & Iron	100	2,000

Dionex *	60	2,064

Heartland Express *	39	897

OMI *	450	2,183

Oshkosh Truck	30	1,680

Regis	60	1,700

TOTAL INDUSTRIALS		$10,524

Information Technology — 29.7%
ADC Telecommunications *	401	957

Anixter International *	77	1,762

Autodesk	199	3,096

Avid Technology *	85	2,335

Cognizant Technology Systems *	125	2,245

Concur Technologies *	145	871

Cray *	134	1,012

Cypress Semiconductor *	125	1,090

Exar *	64	947

Integrated Circuit Systems *	115	2,498

Intersil *	142	2,623

Legato Systems *	125	740

Marvel Technology Group *	100	2,308

Micrel *	175	2,049

Perot Systems, Cl A *	100	1,062

Pixelworks *	215	1,602

Rambus *	100	1,430

RSA Security *	100	959

Sandisk *	85	2,057

Seachange International *	160	1,288

TOTAL INFORMATION TECHNOLOGY		$32,931

Telecommunication Services — 1.9%
Nextel Partner, Cl A *	200	1,162

Western Wireless *	150	918

TOTAL TELECOMMUNICATION SERVICES		$2,080

APRIL 30, 2003    /    ANNUAL REPORT

SMALL-CAP EQUITY PORTFOLIO (concluded)

Description	Shares (000)	Market Value (000)

Utilities — 1.2%
AES *	230	$1,382

TOTAL UTILITIES		$1,382

TOTAL COMMON STOCK (COST $105,311)		$110,729

Related Party Money Market Portfolio — 3.1%
ARK Money Market Portfolio Institutional Class Ú	3,465	3,465

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $3,465)		$3,465

TOTAL INVESTMENTS — 102.9% (COST $108,776)		$114,194

OTHER ASSETS & LIABILITIES, NET — (2.9)%		$(3,273)

TOTAL NET ASSETS — 100.0%		$110,921

*	Non-income producing security.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

Cl — Class

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

EQUITY PORTFOLIOS

INTERNATIONAL EQUITY PORTFOLIO

Louise McGuigan

PORTFOLIO MANAGER

Louise McGuigan is the manager of the International Equity Portfolio. Ms. McGuigan has been head of AIB Investment Managers Limited’s (“AIBIM”) EAFE product line since 1998. She managed AIBIM’s Far East equity book before becoming European equity manager in 1995. Ms. McGuigan has more than 9 years of experience in the investment industry.

Management Discussion and Analysis

Near the end of the period under review, global equity markets rallied in April following the swift collapse of Saddam Hussein’s regime in Iraq. The U.S. reporting season also brought some relief to equity markets as first quarter earnings figures were viewed as generally positive. On the back of these events, equity markets continued their recovery from the lows reached in mid-March.

Within this volatile economic and geopolitical environment, we increased the Portfolio’s defensive exposure in Europe ex UK, funded through a reduction in our cyclical holdings. Cap Gemini (IT consulting) was sold and we reduced our exposure in Accor (hotels) due to the slow demand in the hotel and leisure industry. We also sold out of Allianz, Infineon, and Koninklijke Ahold mainly due to balance sheet concerns and vulnerability to a slower economic environment. New stocks added included Arcelor (produces steel for manufacturers of automobiles, home appliances, and construction materials) and Schneider Electric (manufactures power distribution and automation systems, and has a strong balance sheet and pricing power over suppliers). Other new purchases included Enel (Italian utility), TPG (Dutch TNT post group) and Sanofi Synthelbo (second largest pharmaceutical company in France).

The Europe ex UK portion of the Portfolio experienced positive performance, but yet underperformed its benchmark. Most of the underperformance came from stock specific weakness. Accor, the hotel group, was a poor performer with fears over further terrorist attacks and the spread of SARS leading to a slowdown in the hotel industry. Koninklijke Ahold, the Dutch food retailer, had extremely poor performance which in turn had a negative impact on Portfolio performance. An announcement from the food retailer that income was overstated by at least $500m led to an investigation into its U.S. operation, resulting in a sharp decline in its share price. In the food, beverages, and tobacco sector, Pernod Ricard and Danone contributed to Portfolio performance.

In the UK, we saw some repositioning as we increased our exposure from an underweight to overweight position. We sold some of our cyclical/growth-oriented stocks (e.g., Granada, Hays, Invensys, Signet, and reduced holdings in IMI and Pearson) as their valuations largely reflected recovery. We increased our weighting in banks where more attractive valuations existed by increasing our holdings in HBOS and Royal Bank of Scotland and purchasing HSBC. Other purchases included Debenhams (retailing), Kingfisher (European leader in do-it-yourself), and Imperial Tobacco. Tesco’s, the supermarket chain which controls 23% of the food retail market in the UK and is rapidly growing its non-food retail business, was also added to the Portfolio. BHP Billiton (materials), Astra Zeneca and GlaxoSmithKline (pharmaceuticals), and HBOS and RBS (banks) all had good performance, and helped the UK portion of the Portfolio outperform its benchmark.

In Japan, Sony, Nintendo (consumer durables and apparel) and THK Co Ltd. (capital goods) were all weak performers, contributing to underperformance in the Japanese portion of the Portfolio. However, we did see some good performance from NTT DoCoMo (telecom services). We reduced our holdings in Ajinomoto, Nissan Motors, and Promise. New stocks added included Canon and East Japan Railways, which is focused on expanding its non-railway operations.

In the Far East, we saw some relatively strong performance in Hong Kong (non-domestic stocks mainly) with PetroChina performing well. In Emerging Markets, we saw positive performance but underperformed the benchmark. China Steel was a strong performer from Taiwan. In China, the reform process has been strongly aided by the smooth transition of power at the recent congresses.

Geographically, the Portfolio has moved to an underweight position in Europe ex UK due to a less favourable outlook in Europe. In the UK, we have taken a more positive stance moving from an underweight to overweight position. We remain overweight Emerging Markets and underweight in the Far East and Japan.

APRIL 30, 2003    /    ANNUAL REPORT

INTERNATIONAL EQUITY PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $100,000 INVESTMENT

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT

	Inst'l Class Shares	Class A Shares*	MSCI EAFE Index
One year total return	-25.16%	-25.20%	-16.27%

One year total return with load	—	-28.75%	—

Annualized three year total return	-20.14%	-20.23%	-15.49%

Annualized three year total return with load	—	-21.51%	—

Annualized five year total return	-8.85%	-9.01%	-5.52%

Annualized five year total return with load	—	-9.89%	—

Annualized ten year total return	0.42%	0.33%	1.98%

Annualized ten year total return with load	—	-0.15%	—

Annualized total return inception to date **	1.73%	1.65%	—

Annualized total return inception to date with load **	—	1.21%	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Performance for the Class A Shares with load reflects the deduction of the maximum 4.75% sales charge.

*	Performance prior to August 12, 2000 reflects the performance of the Retail Class A Shares of the Govett International Equity Fund, which were offered beginning January 7, 1992. The assets of the Govett Fund were reorganized into the Portfolio on August 12, 2000. There was no sales charge applicable to Retail Class A Shares of the Govett Fund. Performance results for Institutional Class Shares have not been adjusted for the sales charge applicable to Class A Shares of the Portfolio.

**	Since January 7, 1992.

The performance of the MSCI EAFE® Index does not include operating expenses that are incurred by the Portfolio.

The performance information presented in the graphs and table above do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investments in foreign countries pose additional risks since the political and economic events unique to a country or region will affect those markets and their issues.

ANNUAL REPORT    /    APRIL 30, 2003

INTERNATIONAL EQUITY PORTFOLIO (continued)

Schedule of Investments

Description	Shares (000)	Market Value (000)

Foreign Common Stock — 97.3%

Australia — 2.6%
AMP	6	$31

Australia & New Zealand Banking Group	5	65

BHP Billiton	9	51

Coles Myer	15	64

Foster's Group	20	57

National Australia Bank	4	87

Rio Tinto	1	18

Westpac Banking	6	58

Woodside Petroleum	8	56

TOTAL AUSTRALIA		$487

Czech Republic — 1.2%
Komercni Banka, GDR *	10	239

TOTAL CZECH REPUBLIC		$239

Finland — 1.5%
Nokia OYJ	17	281

TOTAL FINLAND		$281

France — 10.8%
Accor *	3	118

Air Liquide	1	97

Arcelor	9	107

Aventis	4	205

AXA	11	165

BNP Paribas	5	258

Groupe Danone	1	176

Lafarge	2	153

Pernod-Ricard	1	105

Sanofi-Synthelabo	1	80

Schneider Electric	2	110

STMicroelectronics	2	35

Description	Shares (000)		Market Value (000)

TotalFina Elf	3		$378

Valeo	3		74

TOTAL FRANCE			$2,061

Germany — 4.0%
BASF	3		139

Deutsche Bank	2		89

E.ON	5		235

Siemens	5		232

Volkswagen	2		68

TOTAL GERMANY			$763

Hong Kong — 3.1%
China Mobile	48		96

Fountain SET Holdings	310		211

PetroChina, Cl H	1,284		293

TOTAL HONG KONG			$600

Israel — 1.1%
Teva Pharmaceutical Industries, ADR	5		210

TOTAL ISRAEL			$210

Italy — 1.7%
Enel	30		177

Sanpaolo IMI	17		139

TOTAL ITALY			$316

Japan — 16.4%
Aeon	4		89

Ajinomoto	14		142

Canon	6		243

East Japan Railway	—	†	140

Fuji Photo Film	3		77

Hitachi	16		53

Ito-Yokado	2		47

Kao	4		73

Leopalace21	13		75

Meitec	5		132

Mitsubishi	23		137

Mitsubishi Estate	8		47

Mitsui Sumitomo Insurance	13		61

Nissan Motor	12		88

Nomura Holdings	17		168

NTT DoCoMo	—	†	173

OJI Paper	26		98

Rohm	2		155

Shin-Etsu Chemical	5		153

SMC	2		128

Sony	7		175

Takeda Chemical Industries	5		187

THK	9		79

APRIL 30, 2003    /    ANNUAL REPORT

INTERNATIONAL EQUITY PORTFOLIO (continued)

Description	Shares (000)		Market Value (000)
Tokyo Gas	29		$94

Toyota Motor	7		165

Yamaha	12		140

TOTAL JAPAN			$3,119

Mexico — 1.5%
Telefonos de Mexico, ADR	4		127

Walmart de México, Ser C	60		152

TOTAL MEXICO			$279

Netherlands — 6.7%
ASML Holding *	8		68

Fortis Group	10		166

ING Groep	13		216

Royal Dutch Petroleum	9		362

Royal KPN *	20		134

TPG	5		77

VNU	8		242

TOTAL NETHERLANDS			$1,265

South Africa — 0.9%
Edgars Consolidated Stores	—	†	2

Sappi	14		168

TOTAL SOUTH AFRICA			$170

South Korea — 2.0%
POSCO ADR	9		177

Samsung Electronics, GDR	2		212

TOTAL SOUTH KOREA			$389

Spain — 2.9%
Endesa	6		90

Santander	14		112

Telefonica	32		351

TOTAL SPAIN			$553

Sweden — 3.2%
Atlas Copco, Cl A	6		142

ForeningsSparbanken	15		204

Nordea	13		67

Sandvik	8		193

TOTAL SWEDEN			$606

Switzerland — 7.6%
Nestle, Cl B	2		404

Novartis	9		343

Roche Holding	1		90

Swisscom	1		186

UBS	8		373

Zurich Financial Services	1		58

TOTAL SWITZERLAND			$1,454

Description	Shares (000)	Market Value (000)

Taiwan — 1.0%
China Steel	17	$186

TOTAL TAIWAN		$186

Thailand — 0.8%
Bangkok Bank *	104	146

Finance One *	3	—	†

TOTAL THAILAND		$146

United Kingdom — 28.3%
3i Group	8	63

Aggregate Industries	104	128

AstraZeneca	7	288

Aviva	22	151

Barclays	27	184

Barratt Developments	7	43

BHP Billiton	21	109

BP	99	629

BT Group	47	136

Bunzl	8	56

Compass Group	15	69

Debenhams	13	69

Diageo	12	136

GlaxoSmithKline	29	583

HBOS	23	269

HSBC Holdings	37	410

IMI	10	44

Imperial Tobacco Group	5	92

Kier Group	9	64

Kingfisher	26	101

Lloyds TSB Group	9	59

Mitie Group	13	23

Pearson	7	58

Royal Bank of Scotland Group	16	418

Serco Group	11	27

Severn Trent	8	91

Shell Transport & Trading	36	217

South Staffordshire Group	5	28

Tesco	28	90

Unilever	24	232

Vodafone Group	264	522

TOTAL UNITED KINGDOM		$5,389

TOTAL FOREIGN COMMON STOCK (COST $19,727)		$18,513

ANNUAL REPORT    /    APRIL 30, 2003

INTERNATIONAL EQUITY PORTFOLIO (concluded)

Description	Shares (000)	Market Value (000)

Foreign Preferred Stock — 2.1%

Brazil — 1.4%
Brasil Telecom Participacoes, ADR	3	$117

Companhia Vale do Rio Doce, ADR	5	142

TOTAL BRAZIL		$259

Germany — 0.7%
Henkel	2	126

TOTAL GERMANY		$126

TOTAL FOREIGN PREFERRED STOCK (COST $377)		$385

TOTAL INVESTMENTS — 99.4% (COST $20,104)		$18,898

OTHER ASSETS & LIABILITIES, NET — 0.6%		$118

TOTAL NET ASSETS — 100.0%		$19,016

*	Non-income producing security
†	Amount rounds to less than one thousand.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

Ser — Series

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

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EQUITY PORTFOLIOS

EMERGING MARKETS EQUITY PORTFOLIO

Calum Graham

PORTFOLIO MANAGER

Calum Graham is manager of the Emerging Markets Equity Portfolio. Mr. Graham is also the Director of Govett Investment Management Limited (“Govett”) where he has overall responsibility for the management of all Global Emerging Markets portfolios and the implementation of the investment process. He has more than 10 years of experience in the investment industry.

Management Discussion and Analysis

During this third torrid year for equity markets, the Portfolio maintained a defensive posture, concentrating in markets and stocks that we felt had the potential to better weather the storm of uncertainty derived from geopolitical pressures, accountancy scandals, and declining economic growth.

Two key Asian markets we focused on were Hong Kong and Thailand: Hong Kong’s economy enjoyed strong growth in 2002, and we added several smaller Hong Kong stocks to the Portfolio, such as Harbin Brewery, Fountain Set (a textile manufacturer), and Lerado (a maker of infant strollers), all of which benefited performance. The effect of this was to increase our exposure to the consumer sector. The Thai economy performed robustly, and we moved the Thai portfolio to a strong overweight by buying key benchmark stocks such as Siam Cement and several Thai banks.

Korea, the largest market component of the benchmark index, was weak over the period, and although the Portfolio was a net seller, performance was negatively impacted by exposure to the banking sector, particularly in early 2003. We also reduced exposure to Taiwan, but performance was also negatively impacted by that market’s large technology component. Overall technology exposure was underweighted throughout the period. We avoided smaller Asian markets by exiting Indonesia and having no exposure to the Philippines.

Exposure in Latin America was confined to Brazil and Mexico. We avoided Argentina—which suffered a financial crisis in 2002 but is now on the path to recovery—and other small markets. Brazil was habitually volatile, falling heavily in the run-up to October’s Presidential election, but recovering well since then. We reduced our Brazilian exposure from an overweighted to neutral position during 2002, but have returned to an overweighted position recently by adding to the telecom sector, while reducing defensive stocks such as iron ore producer Cia Vale do Rio Doce and Aracruz Celulose, a paper and pulp company. We maintained an overweighted exposure to Mexico through the period.

A positive stance was maintained to Eastern Europe, as European integration underpins the outlook for these economies. Substantial exposure was held to the Czech Republic, Hungary, and Russia (representing the bulk of the Portfolio’s oil exposure). The South African portfolio concentrated on the index-heavy commodities sector, through stocks such as Anglo American and Anglogold, which benefited performance. More recently, we broadened Portfolio holdings through purchases of Standard Bank, Nedcor, and Barloworld.

APRIL 30, 2003    /    ANNUAL REPORT

EMERGING MARKETS EQUITY PORTFOLIO

Performance as of April 30, 2003

CLASS A SHARES: VALUE OF A $10,000 INVESTMENT

	Class A Shares*	MSCI Emerging Markets Free Index
One year total return	-17.64%	-14.06%

One year total return with load	-21.58%	—

Annualized three year total return	-15.86%	-11.04%

Annualized three year total return with load	-17.21%	—

Annualized five year total return	-10.57%	-5.04%

Annualized five year total return with load	-11.44%	—

Annualized ten year total return	-3.19%	0.79%

Annualized ten year total return with load	-3.66%	—

Annualized total return inception to date **	-0.82%	—

Annualized total return inception to date with load **	-1.25%	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. During the period, certain fees may have been waived or expenses reimbursed; otherwise total return would have been lower.

Performance for the Class A Shares with load reflects the deduction of the maximum 4.75% sales charge.

*	Performance presented prior to August 12, 2000 reflects the performance of the Retail Class A Shares of the Govett Emerging Markets Equity Fund, which were offered beginning January 7, 1992. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000.

**	Since January 7, 1992.

The performance of the MSCI Emerging Markets Free Index does not include operating expenses that are incurred by the Portfolio.

The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Investments in foreign countries pose additional risks since the political and economic events unique to a country or region will affect those markets and their issues.

Schedule of Investments

Description	Shares (000)	Market Value (000)

Foreign Common Stock — 93.6%

Austria — 1.2%
Erste Bank der Oesterreichisch *	1	$55

TOTAL AUSTRIA		55

Brazil — 3.5%
Aracruz Celulose, ADR	1	32

Cia de Saneamento Basico, ADR	7	62

Petróleo Brasileiro, ADR	2	37

Uniao de Bancos Brasileiros, ADR	1	27

TOTAL BRAZIL		$158

China — 1.2%
Sinotrans *	22	5

Zhejiang Expressway	130	50

TOTAL CHINA		$55

Croatia — 1.0%
Pliva D.D. — Reg S, GDR	3	46

TOTAL CROATIA		$46

Czech Republic — 1.6%
Komercni Banka, GDR *	3	70

TOTAL CZECH REPUBLIC		$70

Hong Kong — 12.3%
Cosco Pacific	27	23

Fong's Industries	82	33

Fountain Set	258	175

Harbin Brewery *	350	106

Leefung-Asco Printers	46	10

Lerado Group	508	76

Shanghai Real Estate	540	42

Victory City International	402	91

TOTAL HONG KONG		$556

Hungary — 3.4%
Magyar Olajes Gazip-Mol, GDR *	2	48

OTP Bank, GDR	5	107

TOTAL HUNGARY		$155

ANNUAL REPORT    /    APRIL 30, 2003

EMERGING MARKETS EQUITY PORTFOLIO (continued)

Description	Shares (000)	Market Value (000)

India — 2.1%
ICICI Bank, ADR *	19	$97

TOTAL INDIA		$97

Israel — 3.4%
Check Point Software Technology *	3	45

Teva Pharmaceutical Industries, ADR	2	108

TOTAL ISRAEL		$153

Malaysia — 1.7%
Gamuda	56	77

TOTAL MALAYSIA		$77

Mexico — 11.3%
America Móvil, Ser L	86	72

Cemex, ADR	2	53

Fomento Económico Mexicano	13	49

Grupo Financiero BBVA Bancomer, Ser B *	105	91

Grupo Modelo, Ser C	12	28

Grupo Televisa, ADR *	2	75

Teléfonos de México, Ser L *	55	83

Walmart de México, Ser C	23	58

TOTAL MEXICO		$509

Russia — 6.0%
Lukoil, ADR	1	90

MMC Norilsk Nickel *	3	67

Vimpelcom—Communications, ADR *	1	59

YUKOS Oil	5	54

TOTAL RUSSIA		$270

South Africa — 9.6%
Anglo American	10	150

Anglo American Platinum	1	21

Anglogold	1	28

Barloworld	5	34

Nedcor	4	54

SABMiller	3	22

Sappi	2	29

Sasol	3	33

Standard Bank	16	64

TOTAL SOUTH AFRICA		$435

South Korea — 17.7%
Daewoo Shipbuilding & Marine *	8	65

Hyundai Motor	5	106

Hyundai Motor, Ser 2	1	10

Kookmin Bank	4	98

KT	2	64

LG Chemical	3	92

Description	Shares (000)	Market Value (000)
Posco	1	$63

Samsung Electronics	1	239

Shinsegae	1	61

TOTAL SOUTH KOREA		$798

Taiwan — 8.6%
Askey Computer *	52	31

Benq	30	31

Cathay Financial	64	71

Fubon Financial	35	24

K Laser Technology	20	16

Largan Precision	— †	2

Nan Ya Plastic	58	50

Optimax Technology *	25	29

Sinopac Holdings *	68	21

Taiwan Hon Chuan Enterprise	14	19

Taiwan Semiconductor Manufacturing *	71	97

TOTAL TAIWAN		$391

Thailand — 7.5%
Asian Property Development	48	42

Banpu	29	26

Dynasty Ceramic	43	12

Kasikornbank *	122	103

Land & Houses	493	85

Siam Cement	26	73

TOTAL THAILAND		$341

Turkey — 1.5%
Akbank	6,700	24

Arcelik	2,500	24

Turkcell Iletisim Hizmet *	3,125	19

TOTAL TURKEY		$67

TOTAL FOREIGN COMMON STOCK (COST $4,075)		$4,233

Foreign Preferred Stock — 6.3%

Brazil — 6.3%
Cia de Bebidas das Americas, ADR	3	60

Cia Vale do Rio Doce	2	51

Petróleo Brasileiro	4	68

Tele Norte Leste Participacoes	9,733	106

TOTAL BRAZIL		$285

TOTAL FOREIGN PREFERRED STOCK (COST $273)		$285

APRIL 30, 2003    /    ANNUAL REPORT

EMERGING MARKETS EQUITY PORTFOLIO (concluded)

Description	Shares (000)	Market Value (000)

Rights — 0.0%
Tele Norte Leste Rights *	173	$—	†

Tele Norte Leste Rights *	1	—	†

TOTAL RIGHTS (COST $0)		—	†

TOTAL INVESTMENTS 99.9% (COST $4,348)		$4,518

OTHER ASSETS & LIABILITIES, NET — 0.1%		$5

TOTAL NET ASSETS — 100.0%		$4,523

*	Non-income producing security
†	Amount rounds to less than one thousand.
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
Ser — Series

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2003 (000, except for per share amounts)	U.S. Treasury Money Market Portfolio		U.S. Government Money Market Portfolio		Money Market Portfolio		Tax-Free Money Market Portfolio		Pennsylvania Tax-Free Money Market Portfolio

Assets:
Investments at Market Value (Cost $479,098, $1,559,258, $1,234,376, $185,280, $16,846, $56,698, $59,450, $118,502, $149,438, $136,627, $96,501 and $309,225, respectively)	$479,098	*	$1,559,258	*	$1,234,376	*	$185,280	*	$16,846	*

Collateral for Investment Securities Loaned	—		—		—		—		—

Cash	—		—		—		8		7

Interest and Dividends Receivable	74		4,601		5,517		529		49

Receivable for Investment Securities Sold	—		—		—		—		—

Receivable for Capital Shares Sold	—		—		—		—		—

Expense Reimbursement from Advisor	2		4		20		3		5

Prepaid Expenses	11		39		34		4		—	†

Other Assets	4		—		16		—	†	—

TOTAL ASSETS	479,189		1,563,902		1,239,963		185,824		16,907

Liabilities:
Distribution Payable	260		1,139		829		95		10

Payable for Investment Securities Loaned	—		—		—		—		—

Payable for Investment Securities Purchased	—		—		5,016		—		—

Payable for Capital Shares Redeemed	—		—		—		—		—

Accrued Expenses:
Investment Advisory Fees	96		289		217		19		—

Administrator Fees	33		112		92		12		—	†

Shareholder Servicing Fees	18		87		63		8		2

Distribution Fees	28		48		81		15		—	†

Custody Fees	10		35		32		5		1

Transfer Agency Fees	—		—		—		3		1

Other Expense Payables	38		101		110		14		1

TOTAL LIABILITIES	483		1,811		6,440		171		15

Net Assets:
Paid in Capital	478,607		1,562,089		1,233,523		185,655		16,892

Undistributed (Distributions in Excess of) Net Investment Income	84		2		—		—	†	—

Accumulated Net Realized Gain (Loss) on Investments	15		—	†	—	†	(2)		—	†

Net Unrealized Appreciation (Depreciation) on Investments	—		—		—		—		—

TOTAL NET ASSETS	$478,706		$1,562,091		$1,233,523		$185,653		$16,892

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)
Institutional Class Shares	250,972		1,232,649		749,229		96,730		13,453

Class A Shares	22,612		70,519		205,867		40,713		—

Class B Shares	—		—		237		—		—

Institutional II Class Shares	205,056		259,027		278,218		48,223		3,439

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — INSTITUTIONAL CLASS SHARES	$1.00		$1.00		$1.00		$1.00		$1.00

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — CLASS A SHARES	$1.00		$1.00		$1.00		$1.00		—

MAXIMUM OFFERING PRICE PER SHARE — CLASS A SHARES ($10.42 ÷ 95.50%, $10.45 ÷ 95.50%, $10.13 ÷ 95.50% AND $10.70 ÷ 95.50%, RESPECTIVELY)	N/A		N/A		N/A		N/A		N/A

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — CLASS B SHARES	—		—		$1.00		—		—

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — INSTITUTIONAL II CLASS SHARES	$1.00		$1.00		$1.00		$1.00		$1.00

*	Investments are stated at their amortized cost. See Note 2 in Notes to Financial Statements.
†	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

Short- Term Treasury Portfolio		Short- Term Bond Portfolio		Maryland Tax-Free Portfolio		Pennsylvania Tax-Free Portfolio		Intermediate Fixed Income Portfolio	U.S. Government Bond Portfolio		Income Portfolio

$57,713		$60,885		$126,344		$159,649		$142,684	$101,099		$320,847

—		—		—		—		2,416	10,851		25,766

1		—		—		—		—	—		—

945		704		1,877		2,895		1,466	884		3,087

—		—		—		—		1,330	—		2,727

128		269		49		44		81	39		870

1		—		2		3		—	2		4

1		2		3		4		3	2		6

—	†	—	†	—	†	—	†	2	—	†	—	†

58,789		61,860		128,275		162,595		147,982	112,877		353,307

74		88		314		488		344	214		393

—		—		—		—		2,416	10,851		25,766

—		1,947		—		—		16,826	2,638		65,724

85		12		58		20		42	182		70

18		34		56		88		56	54		120

4		4		9		11		9	7		18

2		3		10		20		12	9		25

2		—		6		—	†	—	1		4

2		2		3		3		4	3		7

3		—		4		3		—	2		4

5		5		10		13		10	8		21

195		2,095		470		646		19,719	13,969		92,152

57,310		60,073		120,631		155,361		119,321	102,934		247,424

2		2		—		21		—	25		—

267		(1,745)		(668)		(3,644)		2,885	(8,649)		2,109

1,015		1,435		7,842		10,211		6,057	4,598		11,622

$58,594		$59,765		$127,805		$161,949		$128,263	$98,908		$261,155

4,620		5,986		9,666		15,161		12,217	9,291		23,329

1,048		—		2,421		275		—	489		1,162

—		—		170		40		—	—		197

—		—		—		—		—	—		—

$10.34		$9.98		$10.43		$10.46		$10.50	$10.11		$10.57

$10.33		—		$10.42		$10.45		—	$10.13		$10.70

N/A		N/A		$10.91		$10.94		N/A	$10.61		$11.20

—		—		$10.43		$10.47		—	—		$10.57

—		—		—		—		—	—		—

ANNUAL REPORT    /    APRIL 30, 2003

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2003 (000, except for per share amounts)	Balanced Portfolio	Equity Income Portfolio	Value Equity Portfolio		Equity Index Portfolio

Assets:
Investments at Market Value (Cost $172,221, $63,603, $133,599, $124,801, $211,660, $131,773, $66,722, $108,776, $20,104 and $4,348, respectively)	$168,319	$65,751	$175,330		$98,407

Foreign Currency (Cost $—, $—, $—, $—, $—, $—, $—, $—, $42 and $111, respectively)	—	—	—		—

Cash	—	—	—		—

Interest and Dividend Receivable	564	197	297		104

Receivable for Investment Securities Sold	—	—	3,706		2,136

Receivable for Capital Shares Sold	20	69	3		352

Expense Reimbursement from Advisor	14	3	4		3

Prepaid Expenses	4	2	4		2

Other Assets	— †	—	—	†	—

TOTAL ASSETS	168,921	66,022	179,344		101,004

Liabilities:
Payable to Custodian	—	—	—		—

Distribution Payable	—	144	—		—

Payable for Investment Securities Purchased	5,186	—	4,303		1,355

Payable for Capital Shares Redeemed	89	11	145		34

Accrued Expenses:
Investment Advisory Fees	79	29	127		— †

Administrator Fees	11	4	12		5

Shareholder Servicing Fees	17	7	21		1

Distribution Fees	13	1	1		1

Custody Fees	5	2	4		3

Transfer Agency Fees	16	3	2		4

Other Expense Payables	13	6	14		8

TOTAL LIABILITIES	5,429	207	4,629		1,411

Net Assets:
Paid in Capital	231,753	64,292	133,298		138,664

Undistributed (Distributions in Excess of) Net Investment Income	153	—	129		93

Accumulated Net Realized Loss on Investments and Options	(64,512)	(625)	(443)		(12,770)

Net Unrealized Appreciation (Depreciation) on Investments and Foreign Exchange Translations	(3,902)	2,148	41,731		(26,394)

TOTAL NET ASSETS	$163,492	$65,815	$174,715		$99,593

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)
Institutional Class Shares	10,538	7,545	22,755		12,342

Class A Shares	2,618	537	567		604

Class B Shares	970	—	120		—

Class C Shares	—	—	—		—

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — INSTITUTIONAL CLASS SHARES	$11.58	$8.14	$7.45		$7.69

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — CLASS A SHARES	$11.55	$8.16	$7.47		$7.70

MAXIMUM OFFERING PRICE PER SHARE — CLASS A SHARES ($11.55 ÷ 95.25%, $8.16 ÷ 95.25%, $7.47 ÷ 95.25%, $7.70 ÷ 95.25%, $13.05 ÷ 95.25%, $11.40 ÷ 95.25%, $10.15 ÷ 95.25%, $11.99 ÷ 95.25%, $6.03 ÷ 95.25% AND $7.05 ÷ 95.25%, RESPECTIVELY)	$12.13	$8.57	$7.84		$8.08

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — CLASS B SHARES	$11.55	—	$7.23		—

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE — CLASS C SHARES	—	—	—		—

†	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

Blue Chip Equity Portfolio	Capital Growth Portfolio		Mid-Cap Equity Portfolio	Small-Cap Equity Portfolio		International Equity Portfolio		Emerging Markets Equity Portfolio

$195,292	$136,367		$70,289	$114,194		$18,898		$4,518

—	—		—	—		42		113

—	—		—	—		—		—

193	56		19	7		164		7

1,442	—		—	1,517		192		—

128	35		31	358		257		—

25	23		3	70		11		11

5	3		2	3		—	†	—	†

—	—	†	1	—	†	—		—

197,085	136,484		70,345	116,149		19,564		4,649

—	—		—	—		289		95

—	—		—	—		—		—

—	1,110		—	4,435		—		—

312	92		20	607		238		11

104	71		39	64		—		—

13	9		5	7		—	†	—	†

20	14		8	7		2		—

13	10		2	11		1		1

4	5		3	5		11		6

31	31		4	83		7		12

16	11		6	9		—	†	1

513	1,353		87	5,228		548		126

268,448	212,107		81,301	149,496		41,285		17,685

122	97		7	—		(74)		—

(55,630)	(81,667)		(14,617)	(43,993)		(21,001)		(13,335)

(16,368)	4,594		3,567	5,418		(1,194)		173

$196,572	$135,131		$70,258	$110,921		$19,016		$4,523

11,544	8,957		6,419	4,681		2,247		—

2,845	2,001		477	4,371		916		642

724	801		—	137		—		—

—	—		—	12		—		—

$13.01	$11.55		$10.19	$12.13		$6.00		—

$13.05	$11.40		$10.15	$11.99		$6.03		$7.05

$13.70	$11.97		$10.66	$12.59		$6.33		$7.40

$12.71	$11.08		—	$11.79		—		—

—	—		—	$11.81		—		—

ANNUAL REPORT    /    APRIL 30, 2003

STATEMENTS OF OPERATIONS

For the Fiscal Year Ended April 30, 2003 (000)	U.S. Treasury Money Market Portfolio	U.S. Government Money Market Portfolio	Money Market Portfolio	Tax-Free Money Market Portfolio	Pennsylvania Tax-Free Money Market Portfolio

Investment Income:
Dividends	$—	$—	$—	$—	$—

Interest	7,536	27,193	26,347	2,343	297

TOTAL INVESTMENT INCOME	7,536	27,193	26,347	2,343	297

Expenses:
Investment Advisory Fees	1,161	4,040	3,723	424	51

Administrator Fees	424	1,414	1,304	170	42

Shareholder Servicing Fees —Institutional Class Shares	393	1,880	1,294	120	44

Shareholder Servicing Fees —Class A Shares	32	116	345	62	—

Shareholder Servicing Fees —Class B Shares	—	—	1	—	—

Shareholder Servicing Fees —Institutional II Class Shares	—	—	594	—	6

Distribution Fees — Class A Shares	54	193	575	103	—

Distribution Fees — Class B Shares	—	—	1	—	—

Distribution Fees —Institutional II Class Shares	271	428	—	72	4

Transfer Agency Fees	23	—	105	43	10

Custodian Fees	53	283	268	33	10

Accounting Fees	95	210	203	65	44

Professional Fees	54	191	171	20	2

Registration Fees	23	100	89	9	1

Printing	33	111	96	13	1

Trustee Fees and Expenses	18	63	59	6	1

Miscellaneous Fees	44	171	147	16	— †

TOTAL EXPENSES	2,678	9,200	8,975	1,156	216

Less Waivers:
Investment Advisory Fees	—	(902)	(1,125)	(244)	(51)

Administrator Fees	—	—	—	—	(12)

Shareholder Servicing Fees —Institutional Class Shares	(183)	(877)	(604)	(56)	(9)

Shareholder Servicing Fees —Class A Shares	(20)	(70)	(207)	(37)	—

Shareholder Servicing Fees —Institutional II Class Shares	—	—	—	—	(4)

Distribution Fees — Class A Shares	—	—	—	—	—

TOTAL WAIVERS	(203)	(1,849)	(1,936)	(337)	(76)

Less Expense Reimbursement by Advisor	(22)	(24)	(125)	(30)	(21)

TOTAL NET EXPENSES	2,453	7,327	6,914	789	119

NET INVESTMENT INCOME (LOSS)	5,083	19,866	19,433	1,554	178

Net Realized Gain (Loss) on Investments	10	— †	4	(1)	— †

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	10	— †	4	(1)	— †

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,093	$19,866	$19,437	$1,553	$178

•	Includes income from securities lending program. See Note 6 in Notes to Financial Statements.
†	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

STATEMENTS OF OPERATIONS

Short-Term Treasury Portfolio	Short-Term Bond Portfolio	Maryland Tax-Free Portfolio	Pennsylvania Tax-Free Portfolio	Intermediate Fixed Income Portfolio	U.S. Government Bond Portfolio	Income Portfolio

$—	$17	$21	$24	$93	$228	$389

1,958	2,909 •	6,218	8,051	6,330 •	5,086 •	13,263 •

1,958	2,926	6,239	8,075	6,423	5,314	13,652

194	494	826	1,058	774	776	1,632

72	81	133	164	135	113	258

68	99	150	240	193	148	386

15	—	38	3	—	7	19

—	—	4	1	—	—	5

—	—	—	—	—	—	—

40	—	77	7	—	13	38

—	—	12	2	—	—	14

—	—	—	—	—	—	—

23	6	36	32	3	22	46

13	16	21	25	30	21	52

48	43	61	65	49	53	75

7	7	16	19	16	12	32

3	4	7	9	7	6	15

4	4	9	12	9	7	19

2	3	5	6	5	4	10

5	6	11	14	11	9	24

494	763	1,406	1,657	1,232	1,191	2,625

(15)	(45)	(175)	(4)	(97)	(95)	(133)

—	—	—	—	—	—	—

(41)	(59)	(30)	—	(52)	(39)	(77)

(15)	—	(38)	(3)	—	(7)	(19)

—	—	—	—	—	—	—

(15)	—	(13)	(1)	—	(2)	(6)

(86)	(104)	(256)	(8)	(149)	(143)	(235)

(14)	—	(22)	(30)	—	(16)	(39)

394	659	1,128	1,619	1,083	1,032	2,351

1,564	2,267	5,111	6,456	5,340	4,282	11,301

326	745	495	583	4,821	871	6,724

293	557	3,739	5,524	3,626	2,971	7,581

619	1,302	4,234	6,107	8,447	3,842	14,305

$2,183	$3,569	$9,345	$12,563	$13,787	$8,124	$25,606

ANNUAL REPORT    /    APRIL 30, 2003

STATEMENTS OF OPERATIONS

For the Fiscal Year Ended April 30, 2003 (000)	Balanced Portfolio	Equity Income Portfolio	Value Equity Portfolio	Equity Index Portfolio
Investment Income:
Dividends	$1,998	$2,077	$3,835	$1,638

Less: Foreign Taxes Withheld	(6)	(10)	(32)	(4)

Interest	4,263	8	5	— †

TOTAL INVESTMENT INCOME	6,255	2,075	3,808	1,634

Expenses:
Investment Advisory Fees	1,488	457	1,947	182

Administrator Fees	221	80	192	103

Shareholder Servicing Fees — Institutional Class Shares	278	91	284	128

Shareholder Servicing Fees — Class A Shares	48	7	7	9

Shareholder Servicing Fees — Class B Shares	29	—	2	—

Shareholder Servicing Fees — Class C Shares	—	—	—	—

Distribution Fees — Class A Shares	129	18	18	23

Distribution Fees — Class B Shares	88	—	7	—

Distribution Fees — Class C Shares	—	—	—	—

Transfer Agency Fees	124	26	37	30

Custodian Fees	46	14	34	28

Accounting Fees	71	49	68	51

Professional Fees	23	7	21	11

Registration Fees	15	4	13	6

Printing	13	4	11	6

Trustee Fees and Expenses	10	3	8	4

Amortization of Deferred Organization Costs	—	—	—	1

Miscellaneous Fees	23	6	18	8

TOTAL EXPENSES	2,606	766	2,667	590

Less Waivers:
Investment Advisory Fees	(98)	(61)	(208)	(141)

Administrator Fees	—	—	—	(37)

Shareholder Servicing Fees — Institutional Class Shares	—	—	—	(120)

Shareholder Servicing Fees — Class A Shares	(48)	(7)	(7)	(9)

Distribution Fees — Class A Shares	(48)	(7)	(7)	(9)

TOTAL WAIVERS	(194)	(75)	(222)	(316)

Less Expense Reimbursement by Advisor	(108)	(19)	(35)	(28)

TOTAL NET EXPENSES	2,304	672	2,410	246

NET INVESTMENT INCOME (LOSS)	3,951	1,403	1,398	1,388

Net Realized Loss on Investments	(35,836)	(3,250)	(385)	(5,731)

Net Realized Gain (Loss) on Options	—	—	104	—

Net Realized Loss on Foreign Currency Translations	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	1,971	(12,929)	(49,517)	(9,047)

Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Translations	—	—	—	—

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(33,865)	(16,179)	(49,798)	(14,778)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(29,914)	$(14,776)	$(48,400)	$(13,390)

(1)	Class C commenced operations on October 1, 2002.
†	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

STATEMENTS OF OPERATIONS

Blue Chip Equity Portfolio	Capital Growth Portfolio	Mid-Cap Equity Portfolio	Small-Cap Equity Portfolio		International Equity Portfolio	Emerging Markets Equity Portfolio

$3,296	$1,411	$856	$735		$681	$113

(16)	(14)	—	(1)		(108)	(10)

3	11	56	69		9	2

3,283	1,408	912	803		582	105

1,495	991	621	972		239	52

208	146	91	129		45	29

246	161	109	96		27	—

60	37	8	84		9	8

24	23	—	3		—	—

—	—	—	—	†(1)	—	—

219	98	20	225		23	21

72	70	—	10		—	—

—	—	—	—	†(1)	—	—

218	208	30	482		44	72

36	40	26	38		69	65

70	63	50	64		69	61

23	16	9	14		2	— †

15	10	5	8		2	— †

12	8	5	8		1	— †

9	6	3	5		1	— †

—	—	—	—		—	—

20	13	7	11		2	— †

2,727	1,890	984	2,149		533	308

(90)	(50)	(60)	(25)		(95)	(52)

—	—	—	—		(1)	(4)

—	—	—	—		—	—

(60)	(37)	(8)	(84)		(9)	(8)

(119)	(37)	(8)	(84)		(9)	(8)

(269)	(124)	(76)	(193)		(114)	(72)

(202)	(189)	(22)	(431)		(38)	(129)

2,256	1,577	886	1,525		381	107

1,027	(169)	26	(722)		201	(2)

(46,516)	(36,357)	(9,011)	(36,188)		(10,444)	(665)

—	(279)	—	327		—	—

—	—	—	—		(253)	(9)

(5,851)	3,889	(9,898)	(16,378)		3,061	(423)

—	—	—	—		101	3

(52,367)	(32,747)	(18,909)	(52,239)		(7,535)	(1,094)

$(51,340)	$(32,916)	$(18,883)	$(52,961)		$(7,334)	$(1,096)

ANNUAL REPORT    /    APRIL 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended April 30, 2003 and 2002 (000)	U.S. Treasury Money Market Portfolio		U.S. Government Money Market Portfolio		Money Market Portfolio
	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02
Operations:
Net Investment Income	$5,083	$10,518	$19,866	$41,440	$19,433	$42,845

Net Realized Gain (Loss) on Investments	10	26	— †	— †	4	34

Net Change in Unrealized Appreciation (Depreciation) on Investments	—	—	—	—	—	—

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	5,093	10,544	19,866	41,440	19,437	42,879

Distributions to Shareholders:

Net Investment Income
Institutional Class Shares	(2,983)	(6,670)	(15,731)	(33,488)	(11,633)	(21,712)

Class A Shares	(192)	(559)	(798)	(2,424)	(2,630)	(7,742)

Class B Shares	—	—	—	—	(1)	(2)

Institutional II Class Shares	(1,917)	(3,289)	(3,337)	(5,528)	(5,197)	(13,389)

Net Capital Gains
Institutional Class Shares	—	—	—	—	—	—

Class A Shares	—	—	—	—	—	—

TOTAL DISTRIBUTIONS	(5,092)	(10,518)	(19,866)	(41,440)	(19,461)	(42,845)

Capital Share Transactions(1):

Institutional Class Shares:
Shares Issued	595,456	466,051	2,455,363	1,809,961	2,016,168	2,527,319

Shares Issued in Lieu of Cash Distributions	35	23	45	—	1,122	1,712

Shares Redeemed	(594,272)	(475,352)	(2,550,591)	(1,725,723)	(2,196,098)	(2,184,923)

TOTAL INSTITUTIONAL CLASS SHARE TRANSACTIONS	1,219	(9,278)	(95,183)	84,238	(178,808)	344,108

Class A Shares:
Shares Issued	23,764	30,179	169,780	154,038	107,969	123,836

Shares Issued in Lieu of Cash Distributions	140	447	—	— †	2,585	7,648

Shares Redeemed	(23,682)	(29,821)	(178,670)	(194,408)	(163,837)	(169,143)

TOTAL CLASS A SHARE TRANSACTIONS	222	805	(8,890)	(40,370)	(53,283)	(37,659)

Class B Shares:
Shares Issued	—	—	—	—	125	97

Shares Issued in Lieu of Cash Distributions	—	—	—	—	1	3

Shares Redeemed	—	—	—	—	(46)	(49)

TOTAL CLASS B SHARE TRANSACTIONS	—	—	—	—	80	51

Institutional II Class Shares:
Shares Issued	488,538	507,157	1,251,005	1,045,057	1,348,148	2,294,308

Shares Issued in Lieu of Cash Distributions	—	—	—	—	—	—

Shares Redeemed	(437,433)	(463,193)	(1,254,483)	(948,855)	(1,528,331)	(2,201,705)

TOTAL INSTITUTIONAL II CLASS SHARE TRANSACTIONS	51,105	43,964	(3,478)	96,202	(180,183)	92,603

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	52,546	35,491	(107,551)	140,070	(412,194)	399,103

NET INCREASE (DECREASE) IN NET ASSETS	52,547	35,517	(107,551)	140,070	(412,218)	399,137

Net Assets:
Beginning of period	426,159	390,642	1,669,642	1,529,572	1,645,741	1,246,604

END OF PERIOD	$478,706	$426,159	$1,562,091	$1,669,642	$1,233,523	$1,645,741

UNDISTRIBUTED NET INVESTMENT INCOME	$84	$18	$2	$—	$—	$— †

(1)	For share transactions, see Note 8 in Notes to Financial Statements.
†	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

Tax-Free Money Market Portfolio		Pennsylvania Tax-Free Money Market Portfolio		Short-Term Treasury Portfolio		Short-Term Bond Portfolio		Maryland Tax-Free Portfolio
05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02

$1,554	$2,610	$178	$531	$1,564	$1,911	$2,267	$3,375	$5,111	$5,157

(1)	—	— †	—	326	672	745	(1,603)	495	3

—	—	—	—	293	(113)	557	171	3,739	2,137

1,553	2,610	178	531	2,183	2,470	3,569	1,943	9,345	7,297

(796)	(1,200)	(155)	(501)	(1,304)	(1,542)	(2,299)	(3,376)	(4,075)	(4,044)

(318)	(651)	—	—	(260)	(369)	—	—	(997)	(1,077)

—	—	—	—	—	—	—	—	(49)	(36)

(440)	(759)	(23)	(30)	—	—	—	—	—	—

—	—	—	—	(420)	—	—	—	—	—

—	—	—	—	(86)	—	—	—	—	—

(1,554)	(2,610)	(178)	(531)	(2,070)	(1,911)	(2,299)	(3,376)	(5,121)	(5,157)

121,416	82,024	41,730	79,059	26,297	10,879	15,285	18,536	8,352	13,932

—	—	—	— †	149	186	1,083	1,502	519	455

(93,962)	(74,801)	(52,328)	(55,008)	(15,176)	(10,332)	(29,066)	(23,502)	(9,100)	(8,510)

27,454	7,223	(10,598)	24,051	11,270	733	(12,698)	(3,464)	(229)	5,877

19,710	25,344	—	—	8,229	2,044	—	—	3,415	10,002

319	651	—	—	240	347	—	—	696	822

(28,554)	(15,121)	—	—	(6,027)	(2,989)	—	—	(6,454)	(9,286)

(8,525)	10,874	—	—	2,442	(598)	—	—	(2,343)	1,538

—	—	—	—	—	—	—	—	523	606

—	—	—	—	—	—	—	—	32	23

—	—	—	—	—	—	—	—	(93)	(119)

—	—	—	—	—	—	—	—	462	510

88,282	98,032	8,751	5,095	—	—	—	—	—	—

—	—	—	— †	—	—	—	—	—	—

(72,422)	(109,667)	(7,380)	(3,027)	—	—	—	—	—	—

15,860	(11,635)	1,371	2,068	—	—	—	—	—	—

34,789	6,462	(9,227)	26,119	13,712	135	(12,698)	(3,464)	(2,110)	7,925

34,788	6,462	(9,227)	26,119	13,825	694	(11,428)	(4,897)	2,114	10,065

150,865	144,403	26,119	—	44,769	44,075	71,193	76,090	125,691	115,626

$185,653	$150,865	$16,892	$26,119	$58,594	$44,769	$59,765	$71,193	$127,805	$125,691

$— †	$—	$—	$—	$2	$2	$2	$11	$—	$—

ANNUAL REPORT    /    APRIL 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended April 30, 2003 and 2002 (000)	Pennsylvania Tax-Free Portfolio		Intermediate Fixed Income Portfolio		U.S. Government Bond Portfolio
	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02
Operations:
Net Investment Income	$6,456	$6,948	$5,340	$6,774	$4,282	$6,243

Net Realized Gain (Loss) on Investments	583	1,392	4,821	(1,669)	871	(1,898)

Net Realized Gain on Options	—	—	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	5,524	3,004	3,626	1,671	2,971	2,437

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	12,563	11,344	13,787	6,776	8,124	6,782

Distributions to Shareholders:

Net Investment Income
Institutional Class Shares	(6,359)	(6,850)	(5,349)	(6,779)	(4,159)	(6,074)

Class A Shares	(87)	(93)	—	—	(173)	(162)

Class B Shares	(10)	(5)	—	—	—	—

Net Capital Gains
Institutional Class Shares	—	—	—	(64)	—	—

Class A Shares	—	—	—	—	—	—

Class B Shares	—	—	—	—	—	—

TOTAL DISTRIBUTIONS	(6,456)	(6,948)	(5,349)	(6,843)	(4,332)	(6,236)

Capital Share Transactions(1):

Institutional Class Shares
Shares Issued	7,490	11,394	14,470	21,567	12,551	12,221

Shares Issued in Lieu of Cash Distributions	233	220	1,015	1,397	1,010	1,526

Shares Redeemed	(15,423)	(16,447)	(25,895)	(22,193)	(24,542)	(41,045)

TOTAL INSTITUTIONAL CLASS SHARE TRANSACTIONS	(7,700)	(4,833)	(10,410)	771	(10,981)	(27,298)

Class A Shares
Shares Issued	1,213	336	—	—	5,779	2,263

Shares Issued in Lieu of Cash Distributions	68	69	—	—	142	134

Shares Redeemed	(659)	(891)	—	—	(4,796)	(1,247)

TOTAL CLASS A SHARE TRANSACTIONS	622	(486)	—	—	1,125	1,150

Class B Shares
Shares Issued	307	98	—	—	—	—

Shares Issued in Lieu of Cash Distributions	5	5	—	—	—	—

Shares Redeemed	(78)	(6)	—	—	—	—

TOTAL CLASS B SHARE TRANSACTIONS	234	97	—	—	—	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(6,844)	(5,222)	(10,410)	771	(9,856)	(26,148)

NET INCREASE (DECREASE) IN NET ASSETS	(737)	(826)	(1,972)	704	(6,064)	(25,602)

Net Assets:
Beginning of period	162,686	163,512	130,235	129,531	104,972	130,574

END OF PERIOD	$161,949	$162,686	$128,263	$130,235	$98,908	$104,972

UNDISTRIBUTED NET INVESTMENT INCOME	$21	$21	$—	$9	$25	$49

(1)	For share transactions, see Note 8 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

Income Portfolio		Balanced Portfolio		Equity Income Portfolio		Value Equity Portfolio		Equity Index Portfolio
05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02

$11,301	$17,964	$3,951	$6,063	$1,403	$1,178	$1,398	$961	$1,388	$1,106

6,724	595	(35,836)	(25,352)	(3,250)	2,359	(385)	6,462	(5,731)	(5,962)

—	—	—	—	—	—	104	—	—	—

7,581	3,291	1,971	(11,934)	(12,929)	(9,569)	(49,517)	(36,701)	(9,047)	(9,100)

25,606	21,850	(29,914)	(31,223)	(14,776)	(6,032)	(48,400)	(29,278)	(13,390)	(13,956)

(10,783)	(17,378)	(3,584)	(5,385)	(1,329)	(1,115)	(1,266)	(1,005)	(1,309)	(1,034)

(501)	(534)	(511)	(785)	(73)	(66)	(9)	(17)	(47)	(74)

(59)	(47)	(93)	(168)	—	—	—	—	—	—

—	(576)	—	—	—	(333)	(3,324)	(20,266)	—	—

—	(18)	—	—	—	(21)	(76)	(483)	—	—

—	(2)	—	—	—	—	(17)	(77)	—	—

(11,343)	(18,555)	(4,188)	(6,338)	(1,402)	(1,535)	(4,692)	(21,848)	(1,356)	(1,108)

35,535	37,445	11,591	16,678	11,678	8,422	17,045	27,523	31,763	27,108

5,803	11,581	3,560	5,354	66	351	2,909	14,913	905	785

(72,011)	(160,519)	(113,301)	(42,979)	(7,279)	(8,272)	(44,470)	(57,733)	(19,537)	(19,095)

(30,673)	(111,493)	(98,150)	(20,947)	4,465	501	(24,516)	(15,297)	13,131	8,798

6,501	4,892	1,984	6,799	1,653	2,220	1,369	1,663	1,134	1,042

422	463	500	764	67	82	79	376	38	52

(6,611)	(2,926)	(7,403)	(7,181)	(1,333)	(954)	(1,901)	(1,830)	(3,160)	(1,387)

312	2,429	(4,919)	382	387	1,348	(453)	209	(1,988)	(293)

701	757	892	2,445	—	—	165	456	—	—

55	45	92	166	—	—	17	77	—	—

(185)	(83)	(2,279)	(1,816)	—	—	(209)	(67)	—	—

571	719	(1,295)	795	—	—	(27)	466	—	—

(29,790)	(108,345)	(104,364)	(19,770)	4,852	1,849	(24,996)	(14,622)	11,143	8,505

(15,527)	(105,050)	(138,466)	(57,331)	(11,326)	(5,718)	(78,088)	(65,748)	(3,603)	(6,559)

276,682	381,732	301,958	359,289	77,141	82,859	252,803	318,551	103,196	109,755

$261,155	$276,682	$163,492	$301,958	$65,815	$77,141	$174,715	$252,803	$99,593	$103,196

$—	$42	$153	$390	$—	$—	$129	$17	$93	$65

ANNUAL REPORT    /    APRIL 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Years Ended April 30, 2003 and 2002 (000)	Blue Chip Equity Portfolio		Capital Growth Portfolio
	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02

Operations:
Net Investment Income (Loss)	$1,027	$489	$(169)	$(459)

Net Realized Gain (Loss) on Investments	(46,516)	(7,596)	(36,357)	(39,485)

Net Realized Gain (Loss) on Options	—	—	(279)	—

Net Realized Gain (Loss) on Foreign Currency Translations	—	—	—	—

Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,851)	(56,779)	3,889	(25,288)

Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions	—	—	—	—

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(51,340)	(63,886)	(32,916)	(65,232)

Distributions to Shareholders:

Net Investment Income
Institutional Class Shares	(946)	(463)	—	—

Class A Shares	(18)	(71)	—	—

TOTAL DISTRIBUTIONS	(964)	(534)	—	—

Capital Share Transactions(1):

Institutional Class Shares
Shares Issued	21,388	55,009	17,565	42,901

Shares Issued in Lieu of Cash Distributions	375	183	—	—

Shares Redeemed	(39,891)	(34,266)	(27,797)	(31,616)

TOTAL INSTITUTIONAL CLASS SHARE TRANSACTIONS	(18,128)	20,926	(10,232)	11,285

Class A Shares
Shares Issued	2,561	10,240	1,261	8,628

Shares Issued in Lieu of Cash Distributions	17	68	—	—

Shares Redeemed	(8,862)	(11,620)	(6,060)	(7,809)

TOTAL CLASS A SHARE TRANSACTIONS	(6,284)	(1,312)	(4,799)	819

Class B Shares
Shares Issued	707	2,491	373	2,055

Shares Issued in Lieu of Cash Distributions	—	—	—	—

Shares Redeemed	(1,677)	(1,251)	(1,443)	(1,557)

TOTAL CLASS B SHARE TRANSACTIONS	(970)	1,240	(1,070)	498

Class C Shares
Shares Issued	—	—	—	—

Shares Issued in Lieu of Cash Distributions	—	—	—	—

Shares Redeemed	—	—	—	—

TOTAL CLASS C SHARE TRANSACTIONS	—	—	—	—

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(25,382)	20,854	(16,101)	12,602

NET INCREASE (DECREASE) IN NET ASSETS	(77,686)	(43,566)	(49,017)	(52,630)

Net Assets:
Beginning of period	274,258	317,824	184,148	236,778

END OF PERIOD	$196,572	$274,258	$135,131	$184,148

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME (LOSS)	$122	$59	$97	$(502)

(1)	For share transactions, see Note 8 in Notes to Financial Statements.
(2)	Class C Shares commenced operations on October 1, 2002.
†	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

Mid-Cap Equity Portfolio		Small-Cap Equity Portfolio		International Equity Portfolio		Emerging Markets Equity Portfolio
05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03(2)	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02

$26	$(132)	$(722)	$(474)	$201	$104	$(2)	$10

(9,011)	(11,910)	(36,188)	(3,204)	(10,444)	(7,434)	(665)	(1,042)

—	—	327	—	—	—	—	—

—	—	—	—	(253)	485	(9)	(31)

(9,898)	7,800	(16,378)	10,616	3,061	1,949	(423)	1,512

—		—	—	101	(187)	3	(7)

(18,883)	(4,242)	(52,961)	6,938	(7,334)	(5,083)	(1,096)	442

(56)	—	—	(30)	(419)	(53)	—	—

—	—	—	—	(103)	(6)	—	(26)

(56)	—	—	(30)	(522)	(59)	—	(26)

5,638	21,532	21,325	39,076	21,152	4,410	—	—

22	—	—	25	266	32	—	—

(12,719)	(22,602)	(19,978)	(44,977)	(26,552)	(8,715)	—	—

(7,059)	(1,070)	1,347	(5,876)	(5,134)	(4,273)	—	—

1,413	3,527	17,146	19,586	23,273	2,076	1,986	2,070

—	—	—	—	98	6	—	22

(1,301)	(1,877)	(14,319)	(13,415)	(23,775)	(3,334)	(2,773)	(3,348)

112	1,650	2,827	6,171	(404)	(1,252)	(787)	(1,256)

—	—	1,369	665	—	—	—	—

—	—	—	—	—	—	—	—

—	—	(127)	(14)	—	—	—	—

—	—	1,242	651	—	—	—	—

—	—	139	—	—	—	—	—

—	—	—	—	—	—	—	—

—	—	— †	—	—	—	—	—

—	—	139	—	—	—	—	—

(6,947)	580	5,555	946	(5,538)	(5,525)	(787)	(1,256)

(25,886)	(3,662)	(47,406)	7,854	(13,394)	(10,667)	(1,883)	(840)

96,144	99,806	158,327	150,473	32,410	43,077	6,406	7,246

$70,258	$96,144	$110,921	$158,327	$19,016	$32,410	$4,523	$6,406

$7	$—	$—	$—	$(74)	$432	$—	$—

ANNUAL REPORT    /    APRIL 30, 2003

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments		Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return+	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)

U.S. Treasury Money Market Portfolio

INSTITUTIONAL CLASS SHARES
2003	$1.00	0.01	—		(0.01)	—	$1.00	1.14%	$251,101	0.49%	1.14%	0.56%

2002	1.00	0.03	—		(0.03)	—	1.00	2.59	249,882	0.46	2.53	0.58

2001	1.00	0.05	—		(0.05)	—	1.00	5.58	259,145	0.47	5.44	0.60

2000	1.00	0.05	—		(0.05)	—	1.00	4.73	278,568	0.45	4.63	0.58

1999	1.00	0.04	—		(0.04)	—	1.00	4.58	289,930	0.45	4.47	0.59

CLASS A SHARES
2003	$1.00	0.01	—		(0.01)	—	$1.00	0.90%	$22,616	0.73%	0.89%	0.92%

2002	1.00	0.02	—		(0.02)	—	1.00	2.35	22,394	0.69	2.28	0.84

2001	1.00	0.05	—		(0.05)	—	1.00	5.34	21,587	0.70	5.19	0.85

2000	1.00	0.04	—		(0.04)	—	1.00	4.49	18,618	0.68	4.34	0.83

1999	1.00	0.04	—		(0.04)	—	1.00	4.33	19,632	0.69	4.31	0.84

INSTITUTIONAL II CLASS SHARES
2003	$1.00	0.01	—		(0.01)	—	$1.00	1.07%	$204,989	0.56%	1.06%	0.56%

2002	1.00	0.02	—		(0.02)	—	1.00	2.51	153,883	0.53	2.43	0.59

2001	1.00	0.05	—		(0.05)	—	1.00	5.50	109,910	0.54	5.34	0.60

2000	1.00	0.05	—		(0.05)	—	1.00	4.66	129,378	0.52	4.58	0.58

1999	1.00	0.04	—		(0.04)	—	1.00	4.53	139,253	0.50	4.39	0.56

U.S. Government Money Market Portfolio

INSTITUTIONAL CLASS SHARES
2003	$1.00	0.01	—		(0.01)	—	$1.00	1.25%	$1,232,568	0.43%	1.26%	0.56%

2002	1.00	0.03	—		(0.03)	—	1.00	2.63	1,327,751	0.42	2.56	0.60

2001	1.00	0.06	—		(0.06)	—	1.00	6.00	1,243,512	0.40	5.82	0.58

2000	1.00	0.05	—		(0.05)	—	1.00	5.16	1,414,772	0.41	5.05	0.59

1999	1.00	0.05	—		(0.05)	—	1.00	5.00	1,428,064	0.40	4.86	0.59

CLASS A SHARES
2003	$1.00	0.01	—		(0.01)	—	$1.00	1.02%	$70,506	0.66%	1.03%	0.83%

2002	1.00	0.02	—		(0.02)	—	1.00	2.39	79,396	0.65	2.46	0.85

2001	1.00	0.06	—		(0.06)	—	1.00	5.75	119,725	0.63	5.62	0.83

2000	1.00	0.05	—		(0.05)	—	1.00	4.92	120,578	0.64	4.85	0.84

1999	1.00	0.05	—		(0.05)	—	1.00	4.75	104,037	0.64	4.62	0.84

INSTITUTIONAL II CLASS SHARES
2003	$1.00	0.01	—		(0.01)	—	$1.00	1.18%	$259,017	0.50%	1.17%	0.56%

2002	1.00	0.02	—	^	(0.02)	—	1.00	2.55	262,495	0.49	2.35	0.60

2001	1.00	0.06	—		(0.06)	—	1.00	5.92	166,335	0.47	5.69	0.58

2000	1.00	0.05	—		(0.05)	—	1.00	5.08	84,503	0.48	4.91	0.59

1999	1.00	0.05	—		(0.05)	—	1.00	4.95	142,144	0.45	4.76	0.56

Money Market Portfolio

INSTITUTIONAL CLASS SHARES
2003	$1.00	0.01	—		(0.01)	—	$1.00	1.37%	$749,267	0.41%	1.35%	0.56%

2002	1.00	0.03	—		(0.03)	—	1.00	2.78	928,089	0.40	2.56	0.60

2001	1.00	0.06	—		(0.06)	—	1.00	6.17	583,964	0.38	5.97	0.58

2000	1.00	0.05	—		(0.05)	—	1.00	5.37	509,229	0.38	5.25	0.58

1999	1.00	0.05	—		(0.05)	—	1.00	5.17	527,132	0.38	5.01	0.60

+	Total return does not include any front-end or deferred sales load.	(1) Commenced operations on January 22, 1999.
††	Not Annualized	(2) Commenced operations on May 1, 2001.
^	Amount rounds to less than $0.01.	(3) Commenced operations on May 11, 2001.
*	Annualized.	The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return+		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)

Money Market Portfolio (continued)

CLASS A SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.13%		$205,808	0.64%	1.14%	0.85%

2002	1.00	0.03	—	(0.03)	—	1.00	2.55		259,095	0.62	2.54	0.85

2001	1.00	0.06	—	(0.06)	—	1.00	5.93		296,748	0.61	5.75	0.83

2000	1.00	0.05	—	(0.05)	—	1.00	5.13		251,140	0.61	5.02	0.83

1999	1.00	0.05	—	(0.05)	—	1.00	4.91		246,496	0.62	4.79	0.85

CLASS B SHARES
2003	$1.00	—^	—	—^	—	$1.00	0.44%		$237	1.33%	0.41%	9.60%

2002	1.00	0.02	—	(0.02)	—	1.00	1.85		156	1.32	1.64	1.45

2001	1.00	0.05	—	(0.05)	—	1.00	5.21		105	1.30	4.80	1.43

2000	1.00	0.04	—	(0.04)	—	1.00	4.41		23	1.31	4.39	1.44

1999(1)	1.00	0.01	—	(0.01)	—	1.00	3.86	††	22	1.30*	3.76*	1.44*

INSTITUTIONAL II CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.30%		$278,211	0.48%	1.31%	0.56%

2002	1.00	0.03	—	(0.03)	—	1.00	2.71		458,401	0.46	2.67	0.60

2001	1.00	0.06	—	(0.06)	—	1.00	6.09		365,787	0.45	5.86	0.58

2000	1.00	0.05	—	(0.05)	—	1.00	5.30		300,562	0.45	5.20	0.58

1999	1.00	0.05	—	(0.05)	—	1.00	5.11		229,046	0.43	4.97	0.57

Tax-Free Money Market Portfolio

INSTITUTIONAL CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	1.00%		$96,729	0.39%	0.99%	0.60%

2002	1.00	0.02	—	(0.02)	—	1.00	1.77		69,275	0.37	1.73	0.61

2001	1.00	0.04	—	(0.04)	—	1.00	3.73		62,052	0.36	3.67	0.59

2000	1.00	0.03	—	(0.03)	—	1.00	3.17		63,666	0.37	3.12	0.60

1999	1.00	0.03	—	(0.03)	—	1.00	2.99		77,896	0.36	2.95	0.60

CLASS A SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	0.77%		$40,706	0.62%	0.77%	0.92%

2002	1.00	0.02	—	(0.02)	—	1.00	1.54		49,232	0.60	1.49	0.86

2001	1.00	0.03	—	(0.03)	—	1.00	3.50		38,358	0.59	3.46	0.84

2000	1.00	0.03	—	(0.03)	—	1.00	2.94		45,970	0.60	2.90	0.85

1999	1.00	0.03	—	(0.03)	—	1.00	2.74		33,509	0.60	2.66	0.85

INSTITUTIONAL II CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	0.93%		$48,218	0.46%	0.92%	0.61%

2002	1.00	0.02	—	(0.02)	—	1.00	1.70		32,358	0.44	1.74	0.61

2001	1.00	0.04	—	(0.04)	—	1.00	3.66		43,993	0.43	3.53	0.59

2000	1.00	0.03	—	(0.03)	—	1.00	3.10		35,256	0.44	3.04	0.60

1999	1.00	0.03	—	(0.03)	—	1.00	2.94		43,575	0.41	2.87	0.57

Pennsylvania Tax-Free Money Market Portfolio

INSTITUTIONAL CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	0.86%		$13,453	0.58%	0.88%	1.01%

2002(2)	1.00	0.02	—	(0.02)	—	1.00	1.54	††	24,051	0.57*	1.51*	0.76*

INSTITUTIONAL II CLASS SHARES
2003	$1.00	0.01	—	(0.01)	—	$1.00	0.86%		$3,439	0.58%	0.83%	1.31%

2002(3)	1.00	0.01	—	(0.01)	—	1.00	1.46	††	2,068	0.57*	1.45*	0.86*

ANNUAL REPORT    /    APRIL 30, 2003

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return+	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate

Short-Term Treasury Portfolio

INSTITUTIONAL CLASS SHARES
2003	$10.31	0.30	0.12	(0.30)	(0.09)	$10.34	4.18%	$47,768	0.67%	2.87%	0.79%	57.22%

2002	10.18	0.44	0.13	(0.44)	—	10.31	5.71	36,404	0.63	4.30	0.75	65.56

2001	9.86	0.49	0.32	(0.49)	—	10.18	8.45	35,215	0.64	4.93	0.73	80.00

2000	10.03	0.46	(0.15)	(0.46)	(0.02)	9.86	3.11	34,877	0.64	4.60	0.73	80.49

1999	10.05	0.48	0.03	(0.48)	(0.05)	10.03	5.24	34,088	0.63	4.79	0.72	70.64

CLASS A SHARES
2003	$10.30	0.28	0.12	(0.28)	(0.09)	$10.33	3.93%	$10,826	0.91%	2.62%	1.37%	57.22%

2002	10.17	0.42	0.13	(0.42)	—	10.30	5.51	8,365	0.82	4.11	1.15	65.56

2001	9.85	0.47	0.32	(0.47)	—	10.17	8.24	8,860	0.83	4.74	1.13	80.00

2000	10.03	0.44	(0.16)	(0.44)	(0.02)	9.85	2.80	9,804	0.82	4.39	1.12	80.49

1999	10.05	0.47	0.03	(0.47)	(0.05)	10.03	5.04	14,006	0.82	4.61	1.12	70.64

Short-Term Bond Portfolio

INSTITUTIONAL CLASS SHARES
2003	$9.80	0.34	0.19	(0.35)	—	$9.98	5.44%	$59,765	1.00%	3.49%	1.16%	169.92%

2002	9.99	0.45	(0.19)	(0.45)	—	9.80	2.65	71,193	0.97	4.54	1.13	79.12

2001	9.63	0.55	0.36	(0.55)	—	9.99	9.70	76,090	0.97	5.52	1.11	107.45

2000	9.94	0.50	(0.30)	(0.50)	(0.01)	9.63	2.01	92,185	0.97	5.09	1.11	65.58

1999	9.95	0.51	(0.01)	(0.51)	—	9.94	5.15	111,127	0.97	5.14	1.11	91.22

Maryland Tax-Free Portfolio

INSTITUTIONAL CLASS SHARES
2003	$10.09	0.42	0.34	(0.42)	—	$10.43	7.66%	$100,797	0.84%	4.07%	1.01%	17.81%

2002	9.91	0.43	0.18	(0.43)	—	10.09	6.27	97,759	0.81	4.29	1.01	8.72

2001	9.48	0.44	0.43	(0.44)	—	9.91	9.34	90,210	0.81	4.50	1.00	28.94

2000	10.21	0.44	(0.69)	(0.44)	(0.04)	9.48	(2.37)	87,845	0.81	4.57	1.00	24.29

1999	10.14	0.45	0.14	(0.45)	(0.07)	10.21	5.86	95,046	0.76	4.35	0.99	30.83

CLASS A SHARES
2003	$10.08	0.40	0.34	(0.40)	—	$10.42	7.47%	$25,233	1.02%	3.89%	1.38%	17.81%

2002	9.90	0.42	0.18	(0.42)	—	10.08	6.13	26,666	0.94	4.16	1.31	8.72

2001	9.48	0.43	0.42	(0.43)	—	9.90	9.09	24,671	0.94	4.38	1.30	28.94

2000	10.21	0.43	(0.69)	(0.43)	(0.04)	9.48	(2.50)	25,924	0.94	4.43	1.30	24.29

1999	10.14	0.43	0.14	(0.43)	(0.07)	10.21	5.69	32,395	0.93	4.18	1.29	30.83

CLASS B SHARES
2003	$10.09	0.33	0.34	(0.33)	—	$10.43	6.72%	$1,775	1.72%	3.18%	2.89%	17.81%

2002	9.91	0.35	0.18	(0.35)	—	10.09	5.37	1,266	1.69	3.40	1.86	8.72

2001	9.48	0.36	0.43	(0.36)	—	9.91	8.47	745	1.69	3.57	1.85	28.94

2000(1)	9.75	1.51	(0.23)	(1.51)	(0.04)	9.48	13.17 ††	50	1.68 *	3.82 *	1.85 *	24.29

+ Total return does not include any front-end or deferred sales load.	* Annualized.
†† Not Annualized.	(1) Commenced operations on September 1, 1999.
^ Amount rounds to less than $0.01.	The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return+	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate

Pennsylvania Tax-Free Portfolio

INSTITUTIONAL CLASS SHARES
2003	$10.08	0.41	0.38	(0.41)	—	$10.46	7.96%	$158,648	0.99%	3.97%	0.99%	11.78%

2002	9.81	0.42	0.27	(0.42)	—	10.08	7.18	160,333	0.95	4.22	1.00	16.15

2001	9.38	0.42	0.43	(0.42)	—	9.81	9.25	160,833	0.96	4.38	1.00	25.67

2000	10.23	0.42	(0.81)	(0.42)	(0.04)	9.38	(3.88)	160,664	0.96	4.32	1.00	30.92

1999	10.14	0.41	0.15	(0.41)	(0.06)	10.23	5.56	224,480	0.92	4.01	1.00	43.46

CLASS A SHARES
2003	$10.07	0.39	0.38	(0.39)	—	$10.45	7.77%	$2,880	1.17%	3.79%	1.99%	11.78%

2002	9.80	0.41	0.27	(0.41)	—	10.07	7.03	2,177	1.09	4.08	1.30	16.15

2001	9.38	0.41	0.42	(0.41)	—	9.80	8.99	2,603	1.09	4.24	1.29	25.67

2000	10.22	0.40	(0.80)	(0.40)	(0.04)	9.38	(3.95)	3,036	1.09	4.23	1.29	30.92

1999	10.13	0.39	0.15	(0.39)	(0.06)	10.22	5.39	3,820	1.10	3.84	1.30	43.46

CLASS B SHARES
2003	$10.09	0.32	0.38	(0.32)	—	$10.47	7.03%	$421	1.82%	3.08%	6.70%	11.78%

2002	9.82	0.34	0.27	(0.34)	—	10.09	6.26	176	1.84	3.33	1.85	16.15

2001	9.39	0.34	0.43	(0.34)	—	9.82	8.30	76	1.84	3.52	1.84	25.67

2000(1)	9.71	1.20	(0.28)	(1.20)	(0.04)	9.39	9.37 ††	188	1.84 *	3.63 *	1.84 *	30.92

Intermediate Fixed Income Portfolio

INSTITUTIONAL CLASS SHARES
2003	$9.84	0.42	0.66	(0.42)	—	$10.50	11.20%	$128,263	0.84%	4.14%	0.96%	259.20%

2002	9.85	0.51	(0.01)	(0.51)	— ^	9.84	5.18	130,235	0.82	5.11	0.97	83.47

2001	9.42	0.55	0.43	(0.55)	—	9.85	10.72	129,531	0.80	5.75	0.95	36.26

2000	9.93	0.53	(0.50)	(0.53)	(0.01)	9.42	0.32	114,554	0.81	5.52	0.96	29.28

1999	10.00	0.55	(0.02)	(0.55)	(0.05)	9.93	5.40	100,419	0.77	5.49	0.95	52.87

U.S. Government Bond

INSTITUTIONAL CLASS SHARES
2003	$9.75	0.42	0.36	(0.42)	—	$10.11	8.11%	$93,953	0.99%	4.16%	1.12%	53.04%

2002	9.72	0.51	0.03	(0.51)	—	9.75	5.65	101,291	0.96	5.22	1.10	36.05

2001	9.27	0.53	0.45	(0.53)	—	9.72	10.88	128,041	0.96	5.62	1.09	36.75

2000	9.78	0.51	(0.51)	(0.51)	—	9.27	0.04	166,837	0.96	5.38	1.09	6.62

1999	9.85	0.54	(0.07)	(0.54)	—	9.78	4.82	255,329	0.93	5.43	1.10	102.27

CLASS A SHARES
2003	$9.76	0.40	0.37	(0.40)	—	$10.13	8.01%	$4,955	1.18%	3.91%	1.84%	53.04%

2002	9.73	0.50	0.03	(0.50)	—	9.76	5.53	3,681	1.10	5.05	1.40	36.05

2001	9.28	0.52	0.45	(0.52)	—	9.73	10.72	2,533	1.10	5.47	1.40	36.75

2000	9.79	0.50	(0.51)	(0.50)	—	9.28	(0.09)	2,375	1.10	5.26	1.40	6.62

1999	9.85	0.54	(0.06)	(0.54)	—	9.79	4.93	2,240	1.12	5.11	1.41	102.27

ANNUAL REPORT    /    APRIL 30, 2003

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return+	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate

Income Portfolio

INSTITUTIONAL CLASS SHARES
2003	$10.03	0.43	0.54	(0.43)	—	$10.57	9.86%	$246,639	0.85%	4.17%	0.93%	275.91%

2002	9.96	0.54	0.08	(0.53)	(0.02)	10.03	6.33	263,802	0.83	5.32	0.96	142.61

2001	9.51	0.60	0.45	(0.60)	—	9.96	11.28	372,036	0.82	6.09	0.94	339.82

2000	10.08	0.56	(0.57)	(0.56)	—	9.51	(0.01)	343,260	0.82	5.82	0.94	328.20

1999	10.25	0.59	(0.17)	(0.59)	—	10.08	4.22	356,482	0.78	5.77	0.94	50.41

CLASS A SHARES
2003	$10.16	0.42	0.54	(0.42)	—	$10.70	9.59%	$12,430	1.03%	3.97%	1.45%	275.91%

2002	10.08	0.54	0.09	(0.53)	(0.02)	10.16	6.30	11,459	0.96	5.13	1.26	142.61

2001	9.62	0.58	0.47	(0.59)	—	10.08	11.19	8,991	0.95	5.97	1.24	339.82

2000	10.20	0.56	(0.58)	(0.56)	—	9.62	(0.18)	5,830	0.95	5.67	1.24	328.20

1999	10.37	0.58	(0.16)	(0.59)	—	10.20	4.08	8,573	0.95	5.59	1.24	50.41

CLASS B SHARES
2003	$10.03	0.34	0.54	(0.34)	—	$10.57	8.90%	$2,086	1.73%	3.25%	2.72%	275.91%

2002	9.96	0.45	0.09	(0.45)	(0.02)	10.03	5.44	1,421	1.71	4.35	1.80	142.61

2001	9.51	0.51	0.45	(0.51)	—	9.96	10.35	705	1.70	5.19	1.79	339.82

2000	10.08	0.48	(0.57)	(0.48)	—	9.51	(0.85)	429	1.71	4.97	1.80	328.20

1999(1)	10.40	0.35	(0.32)	(0.35)	—	10.08	0.35 ††	280	1.70 *	4.71 *	1.79 *	50.41

Balanced Portfolio

INSTITUTIONAL CLASS SHARES
2003	$12.91	0.21	(1.32)	(0.22)	—	$11.58	(8.52)%	$122,051	0.94%	1.80%	0.98%	84.46%

2002	14.47	0.26	(1.55)	(0.27)	—	12.91	(8.98)	248,726	0.91	1.88	1.01	50.05

2001	16.90	0.35	(1.48)	(0.35)	(0.95)	14.47	(6.93)	300,818	0.91	2.18	1.01	36.26

2000	14.64	0.28	2.90	(0.26)	(0.66)	16.90	22.39	348,332	0.90	1.95	1.00	54.46

1999	13.24	0.28	2.03	(0.28)	(0.63)	14.64	18.17	118,395	0.85	2.12	1.00	56.70

CLASS A SHARES
2003	$12.86	0.19	(1.32)	(0.18)	—	$11.55	(8.71)%	$30,238	1.10%	1.61%	1.64%	84.46%

2002	14.40	0.24	(1.52)	(0.26)	—	12.86	(8.97)	39,276	1.01	1.78	1.41	50.05

2001	16.84	0.32	(1.48)	(0.33)	(0.95)	14.40	(7.06)	43,644	1.02	2.08	1.41	36.26

2000	14.59	0.28	2.88	(0.25)	(0.66)	16.84	22.26	43,098	1.01	1.84	1.40	54.46

1999	13.20	0.26	2.02	(0.26)	(0.63)	14.59	17.97	26,927	1.01	1.94	1.40	56.70

CLASS B SHARES
2003	$12.84	0.10	(1.30)	(0.09)	—	$11.55	(9.31)%	$11,203	1.80%	0.91%	2.22%	84.46%

2002	14.38	0.14	(1.52)	(0.16)	—	12.84	(9.66)	13,956	1.76	1.03	1.86	50.05

2001	16.82	0.20	(1.47)	(0.22)	(0.95)	14.38	(7.78)	14,827	1.77	1.35	1.86	36.26

2000	14.60	0.16	2.87	(0.15)	(0.66)	16.82	21.32	10,991	1.77	1.10	1.86	54.46

1999(1)	12.58	0.16	2.67	(0.18)	(0.63)	14.60	23.13 ††	2,479	1.75 *	0.99 *	1.84 *	56.70

Equity Income Portfolio

INSTITUTIONAL CLASS SHARES
2003	$10.30	0.18	(2.16)	(0.18)	—	$8.14	(19.21)%	$61,427	1.02%	2.16%	1.11%	28.13%

2002	11.34	0.16	(0.99)	(0.16)	(0.05)	10.30	(7.34)	72,005	1.00	1.52	1.08	42.83

2001	12.00	0.20	0.42	(0.20)	(1.08)	11.34	5.42	78,666	0.99	1.70	1.06	21.41

2000	12.05	0.20	0.38	(0.20)	(0.43)	12.00	5.40	83,473	0.98	1.83	1.05	41.43

1999	12.52	0.25	0.22	(0.25)	(0.69)	12.05	4.17	101,104	0.91	2.10	1.04	56.03

+	Total return does not include any front-end or deferred sales load.	* Annualized.
††	Not Annualized.	(1) Commenced operations on September 14, 1998.
The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return+	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate

Equity Income Portfolio (continued)

CLASS A SHARES
2003	$10.29	0.17	(2.16)	(0.14)	—	$8.16	(19.38)%	$4,388	1.18%	1.99%	1.99%	28.13%

2002	11.33	0.15	(0.99)	(0.15)	(0.05)	10.29	(7.43)	5,136	1.10	1.41	1.48	42.83

2001	11.99	0.19	0.42	(0.19)	(1.08)	11.33	5.33	4,193	1.10	1.62	1.46	21.41

2000	12.04	0.22	0.38	(0.22)	(0.43)	11.99	5.29	3,353	1.09	1.72	1.45	41.43

1999	12.52	0.23	0.21	(0.23)	(0.69)	12.04	3.92	3,659	1.08	1.93	1.44	56.03

Value Equity Portfolio

INSTITUTIONAL CLASS SHARES
2003	$9.44	0.06	(1.86)	(0.05)	(0.14)	$7.45	(19.03)%	$169,616	1.23%	0.73%	1.34%	35.74%

2002	11.30	0.04	(1.09)	(0.04)	(0.77)	9.44	(9.52)	245,727	1.21	0.34	1.35	21.81

2001	14.11	0.02	(0.86)	(0.02)	(1.95)	11.30	(5.96)	310,803	1.20	0.17	1.33	9.63

2000	15.22	0.26	1.40	(0.26)	(2.51)	14.11	10.87	428,675	1.20	0.16	1.34	25.00

1999	14.59	0.08	1.36	(0.09)	(0.72)	15.22	10.48	536,827	1.14	0.58	1.34	32.21

CLASS A SHARES
2003	$9.43	0.04	(1.84)	(0.02)	(0.14)	$7.47	(19.12)%	$4,232	1.38%	0.58%	2.17%	35.74%

2002	11.28	0.02	(1.07)	(0.03)	(0.77)	9.43	(9.53)	5,935	1.31	0.24	1.75	21.81

2001	14.10	0.01	(0.87)	(0.01)	(1.95)	11.28	(6.10)	6,890	1.30	0.06	1.73	9.63

2000	15.22	0.14	1.40	(0.15)	(2.51)	14.10	10.72	7,516	1.32	(0.01)	1.75	25.00

1999	14.60	0.05	1.36	(0.07)	(0.72)	15.22	10.29	3,553	1.31	0.29	1.74	32.21

CLASS B SHARES
2003	$9.17	(0.01)	(1.79)	—	(0.14)	$7.23	(19.64)%	$867	2.08%	(0.13)%	4.10%	35.74%

2002	11.05	(0.01)	(1.10)	—	(0.77)	9.17	(10.26)	1,141	2.06	(0.53)	2.20	21.81

2001	13.94	(0.02)	(0.92)	—	(1.95)	11.05	(6.79)	858	2.05	(0.69)	2.18	9.63

2000	15.16	(0.07)	1.36	—	(2.51)	13.94	9.93	583	2.07	(0.77)	2.20	25.00

1999(1)	12.93	0.01	2.97	(0.03)	(0.72)	15.16	23.70 ††	164	2.07 *	(0.67)*	2.20 *	32.21

Equity Index Portfolio

INSTITUTIONAL CLASS SHARES
2003	$9.03	0.12	(1.34)	(0.12)	—	$7.69	(13.50)%	$94,947	0.25%	1.54%	0.59%	87.33%

2002	10.45	0.11	(1.42)	(0.11)	—	9.03	(12.59)	95,487	0.25	1.12	0.59	31.17

2001	14.83	0.12	(1.77)	(0.13)	(2.60)	10.45	(12.34)	100,495	0.25	0.94	0.56	44.36

2000	13.87	0.14	1.26	(0.14)	(0.30)	14.83	10.25	151,157	0.25	1.03	0.59	58.81

1999	11.59	0.14	2.41	(0.14)	(0.13)	13.87	22.37	86,911	0.23	1.20	0.61	34.04

CLASS A SHARES
2003	$9.00	0.10	(1.34)	(0.06)	—	$7.70	(13.70)%	$4,646	0.58%	1.21%	1.44%	87.33%

2002	10.42	0.08	(1.42)	(0.08)	—	9.00	(12.85)	7,709	0.50	0.87	0.99	31.17

2001	14.79	0.09	(1.77)	(0.09)	(2.60)	10.42	(12.51)	9,260	0.50	0.70	0.96	44.36

2000	13.84	0.11	1.25	(0.11)	(0.30)	14.79	9.95	7,453	0.50	0.78	0.99	58.81

1999	11.57	0.11	2.40	(0.11)	(0.13)	13.84	22.05	4,974	0.48	0.92	1.00	34.04

ANNUAL REPORT    /    APRIL 30, 2003

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period	Total Return+	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	Portfolio Turnover Rate

Blue Chip Equity Portfolio

INSTITUTIONAL CLASS SHARES
2003	$16.00	0.07	(2.98)	(0.08)	—	$13.01	(18.18)%	$150,242	0.99%	0.55%	1.03%	42.56%

2002	19.89	0.04	(3.89)	(0.04)	—	16.00	(19.38)	208,327	0.96	0.23	1.05	40.45

2001	23.60	0.07	(3.15)	(0.07)	(0.56)	19.89	(13.20)	235,562	0.96	0.35	1.06	31.66

2000	20.00	0.08	3.97	(0.07)	(0.38)	23.60	20.45	211,534	0.97	0.39	1.08	40.58

1999	17.01	0.10	3.41	(0.12)	(0.40)	20.00	21.07	129,720	0.91	0.63	1.07	38.78

CLASS A SHARES
2003	$15.98	0.06	(2.98)	(0.01)	—	$13.05	(18.30)%	$37,126	1.14%	0.40%	1.98%	42.56%

2002	19.87	0.02	(3.89)	(0.02)	—	15.98	(19.48)	53,338	1.06	0.13	1.60	40.45

2001	23.57	0.05	(3.14)	(0.05)	(0.56)	19.87	(13.26)	67,840	1.06	0.25	1.61	31.66

2000	19.98	0.06	3.95	(0.04)	(0.38)	23.57	20.29	73,347	1.08	0.28	1.63	40.58

1999	16.98	0.09	3.40	(0.09)	(0.40)	19.98	20.96	56,771	1.07	0.49	1.62	38.78

CLASS B SHARES
2003	$15.67	(0.07)	(2.89)	—	—	$12.71	(18.89)%	$9,204	1.84%	(0.30)%	2.54%	42.56%

2002	19.60	(0.09)	(3.84)	—	—	15.67	(20.05)	12,593	1.81	(0.62)	1.90	40.45

2001	23.38	(0.06)	(3.16)	—	(0.56)	19.60	(13.92)	14,422	1.81	(0.50)	1.91	31.66

2000	19.93	(0.07)	3.90	—	(0.38)	23.38	19.39	10,710	1.83	(0.49)	1.93	40.58

1999(1)	17.07	0.01	3.28	(0.03)	(0.40)	19.93	19.62 ††	3,162	1.84 *	(0.43)*	1.94 *	38.78

Capital Growth Portfolio

INSTITUTIONAL CLASS SHARES
2003	$14.00	—	(2.45)	—	—	$11.55	(17.50)%	$103,441	1.03%	(0.03)%	1.07%	193.91%

2002	19.07	(0.02)	(5.05)	—	—	14.00	(26.59)	138,331	1.00	(0.14)	1.05	201.73

2001	26.13	0.04	(5.19)	(0.02)	(1.89)	19.07	(20.32)	175,559	1.00	0.20	1.06	90.32

2000	18.71	(0.03)	9.31	—	(1.86)	26.13	51.36	193,827	1.00	(0.18)	1.06	113.74

1999	14.90	(0.01)	4.33	—	(0.51)	18.71	29.51	90,042	0.94	(0.07)	1.04	118.46

CLASS A SHARES
2003	$13.85	(0.03)	(2.42)	—	—	$11.40	(17.69)%	$22,820	1.19%	(0.20)%	2.01%	193.91%

2002	18.88	(0.04)	(4.99)	—	—	13.85	(26.64)	33,621	1.10	(0.24)	1.45	201.73

2001	25.89	0.03	(5.15)	—	(1.89)	18.88	(20.37)	44,988	1.11	0.11	1.46	90.32

2000	18.58	(0.05)	9.22	—	(1.86)	25.89	51.12	52,445	1.11	(0.29)	1.46	113.74

1999	14.82	(0.03)	4.30	—	(0.51)	18.58	29.34	23,035	1.09	(0.23)	1.44	118.46

CLASS B SHARES
2003	$13.55	(0.14)	(2.33)	—	—	$11.08	(18.23)%	$8,870	1.89%	(0.90)%	2.69%	193.91%

2002	18.61	(0.15)	(4.91)	—	—	13.55	(27.19)	12,196	1.85	(0.99)	1.90	201.73

2001	25.74	(0.08)	(5.16)	—	(1.89)	18.61	(20.98)	16,231	1.86	(0.66)	1.91	90.32

2000	18.61	(0.13)	9.12	—	(1.86)	25.74	50.03	14,129	1.86	(1.04)	1.91	113.74

1999(2)	13.53	(0.04)	5.63	—	(0.51)	18.61	41.88 ††	2,162	1.87 *	(1.09)*	1.92 *	118.46

Mid-Cap Equity Portfolio

INSTITUTIONAL CLASS SHARES
2003	$12.63	—	(2.43)	(0.01)	—	$10.19	(19.25)%	$65,417	1.13%	0.05%	1.21%	237.57%

2002	13.19	(0.02)	(0.54)	—	—	12.63	(4.25)	90,179	1.11	(0.13)	1.18	105.88

2001	17.92	(0.02)	(1.11)	—	(3.60)	13.19	(6.55)	95,317	1.10	(0.20)	1.17	95.51

2000	14.70	(0.04)	5.30	—	(2.04)	17.92	38.90	92,253	1.11	(0.26)	1.18	55.90

1999	14.11	0.01	1.16	(0.01)	(0.57)	14.70	8.76	63,648	1.06	0.04	1.18	61.81

CLASS A SHARES
2003	$12.58	(0.01)	(2.42)	—	—	$10.15	(19.32)%	$4,841	1.29%	(0.12)%	2.11%	237.57%

2002	13.16	(0.03)	(0.55)	—	—	12.58	(4.41)	5,965	1.21	(0.25)	1.58	105.88

2001	17.90	(0.01)	(1.13)	—	(3.60)	13.16	(6.62)	4,489	1.21	(0.27)	1.57	95.51

2000(3)	15.22	(0.02)	4.74	—	(2.04)	17.90	34.04 ††	1,161	1.23 *	(0.31)*	1.59 *	55.90

+ Total return does not include any front-end or deferred sales load.	(4) Commenced operations on February 20, 2001.
†† Not Annualized.	(5) Commenced operations on October 1, 2002.
* Annualized.	(6) For the six-month period ended April 30, 2001.
(1) Commenced operations on July 31, 1998.	(7) Periods ended October 31, 2000.
(2) Commenced operations on September 14, 1998.	(8) Years ended December 31, 1999 and December 31, 1998.
(3) Commenced operations on September 1, 1999.	(9) Commenced operations on July 24, 1998.
The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Return of Capital	Net Asset Value End of Period	Total Return+		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)		Portfolio Turnover Rate

Small-Cap Equity Portfolio

INSTITUTIONAL CLASS SHARES
2003	$17.93	(0.07)	(5.73)	—	—	—	$12.13	(32.35)%		$56,766	1.17%		(0.51)%	1.19%		246.11%

2002	17.15	(0.04)	0.83	(0.01)	—	—	17.93	4.58		82,922	1.17		(0.27)	1.18		266.74

2001	23.24	(0.01)	(2.03)	—	(4.03)	(0.02)	17.15	(10.05)		85,286	1.15		(0.14)	1.17		359.60

2000	12.65	(0.08)	15.39	—	(4.72)	—	23.24	126.42		81,375	1.19		(0.49)	1.21		753.31

1999	11.86	(0.05)	1.17	—	(0.33)	—	12.65	9.89		30,562	1.16		(0.48)	1.23		733.14

CLASS A SHARES
2003	$17.76	(0.08)	(5.69)	—	—	—	$11.99	(32.49)%		$52,397	1.33%		(0.67)%	2.38%		246.11%

2002	16.99	(0.05)	0.82	—	—	—	17.76	4.53		74,576	1.27		(0.38)	1.58		266.74

2001	23.07	(0.02)	(2.01)	—	(4.03)	(0.02)	16.99	(10.09)		65,062	1.25		(0.11)	1.56		359.60

2000	12.59	(0.05)	15.25	—	(4.72)	—	23.07	126.13		11,292	1.30		(0.49)	1.61		753.31

1999	11.83	(0.07)	1.16	—	(0.33)	—	12.59	9.66		2,248	1.32		(0.64)	1.63		733.14

CLASS B SHARES
2003	$17.60	(0.19)	(5.62)	—	—	—	$11.79	(33.01)%		$1,611	2.08%		(1.44)%	3.47%		246.11%

2002	16.97	(0.14)	0.77	—	—	—	17.60	3.71		829	2.01		(1.20)	2.03		266.74

2001(4)	16.80	(0.01)	0.18	—	—	—	16.97	1.01	††	125	2.07	*	(0.61)*	2.08	*	359.60

CLASS C SHARES
2003(5)	$12.27	(0.03)	(0.43)	—	—	—	$11.81	(3.75	)%††	$147	2.09	%*	(1.42)%*	11.28	%*	246.11	%††

International Equity Portfolio

INSTITUTIONAL CLASS SHARES
2003	$8.23	0.09	(2.16)	(0.16)	—	—	$6.00	(25.16)%		$13,493	1.57%		0.84%	1.99%		65.29%

2002	9.38	0.03	(1.16)	(0.02)	—	—	8.23	(12.08)		24,793	1.39		0.32	1.73		52.80

2001(6)	11.02	(0.02)	(1.06)	(0.04)	(0.52)	—	9.38	(10.21	)††	33,101	1.41	*	(0.07)*	1.46	*	15.09	††

2000(7)	17.18	(0.01)	(2.92)	—	(3.23)	—	11.02	(18.85	)††	42,058	1.71	*	(0.51)*	1.96	*	196.30	††

1999(8)	15.05	(0.03)	4.18	—	(2.02)	—	17.18	28.25		8,419	2.00		(0.17)	2.98		41.00

1998(9)	17.28	(0.03)	(0.17)	—	(2.03)	—	15.05	(1.15	)††	6,678	1.75		(0.47)	2.90		109.00

CLASS A SHARES
2003	$8.23	0.07	(2.14)	(0.13)	—	—	$6.03	(25.20)%		$5,523	1.67%		0.88%	2.99%		65.29%

2002	9.38	0.01	(1.15)	(0.01)	—	—	8.23	(12.18)		7,617	1.49		0.23	2.13		52.80

2001(6)	11.01	(0.02)	(1.06)	(0.03)	(0.52)	—	9.38	(10.24	)††	9,976	1.51	*	(0.18)*	1.86	*	15.09	††

2000(7)	17.25	(0.08)	(2.93)	—	(3.23)	—	11.01	(19.09	)††	10,815	2.46	*	(1.21)*	3.11	*	196.30	††

1999(8)	15.15	(0.08)	4.21	—	(2.03)	—	17.25	27.95		12,718	2.35		(0.52)	3.34		41.00

1998(8)	14.78	(0.11)	2.92	—	(2.44)	—	15.15	19.12		12,223	2.45		(0.62)	3.30		109.00

Emerging Markets Portfolio

CLASS A SHARES
2003	$8.56	—	(1.51)	—	—	—	$7.05	(17.64)%		$4,523	2.10%		(0.05)%	5.99%		134.46%

2002	7.98	0.01	0.60	(0.03)	—	—	8.56	7.68		6,406	2.06		0.16	3.90		124.31

2001(6)	9.23	(0.01)	(1.24)	—	—	—	7.98	(13.54	)††	7,246	2.16	*	(0.25)*	2.61	*	29.80	††

2000(7)	13.54	(0.20)	(4.11)	—	—	—	9.23	(31.83	)††	9,124	1.91	*	(0.88)*	3.80	*	63.40	††

1999(8)	7.96	—	5.58	—	—	—	13.54	70.10		18,059	1.85		0.08	4.31		63.00

1998(8)	12.24	0.02	(4.15)	(0.15)	—	—	7.96	(34.18)		14,734	2.50		0.03	4.09		121.00

ANNUAL REPORT    /    APRIL 30, 2003

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION

ARK Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, amended and restated on March 19, 1993, and further amended on December 10, 1999.

The Fund offers thirty separate investment portfolios as of April 30, 2003:

U.S. Treasury Money Market Portfolio (“TMMP”)

U.S. Government Money Market Portfolio (“GMMP”)

Money Market Portfolio (“MMP”)

Tax-Free Money Market Portfolio (“TFMMP”)

Pennsylvania Tax-Free Money Market Portfolio (“PTFMMP”)

Short-Term Treasury Portfolio (“STTP”)

Short-Term Bond Portfolio (“STBP”)

Maryland Tax-Free Portfolio (“MTFP”)

Pennsylvania Tax-Free Portfolio (“PTFP”)

Intermediate Fixed Income Portfolio (“IFIP”)

U.S. Government Bond Portfolio (“GBP”)

Income Portfolio (“IP”)

Balanced Portfolio (“BP”)

Equity Income Portfolio (“EIP”)

Value Equity Portfolio (“VEP”)

Equity Index Portfolio (“EIDP”)

Blue Chip Equity Portfolio (“BCEP”)

Capital Growth Portfolio (“CGP”)

Mid-Cap Equity Portfolio (“MCEP”)

Small-Cap Equity Portfolio (“SCEP”)

International Equity Portfolio (“IEP”)

Emerging Markets Equity Portfolio (“EMEP”)

(individually a “Portfolio” and collectively, the “Portfolios”)

U.S. Treasury Cash Management Portfolio

U.S. Government Cash Management Portfolio

Prime Cash Management Portfolio

Tax-Free Cash Management Portfolio

Social Issues Intermediate Fixed Income Portfolio

Social Issues Blue Chip Equity Portfolio

Social Issues Capital Growth Portfolio

Social Issues Small-Cap Equity Portfolio

The financial statements and notes presented herein are those of TMMP, GMMP, MMP, TFMMP, PTFMMP, STTP, STBP, MTFP, PTFP, IFIP, GBP, IP, BP, EIP, VEP, EIDP, BCEP, CGP, MCEP, SCEP, IEP, and EMEP. The financial statements of the other portfolios listed above are not presented herein, but are presented separately. The Fund may issue an unlimited number of shares of each of the Portfolios and may issue shares of one or more classes of each Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

The following is a summary of significant accounting policies followed by the Portfolios.

Security Valuation — Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity are valued at their amortized cost.

When market quotations are not readily available, securities are valued at fair value as determined under procedures established by the Board of Trustees.

Investment securities held by the money market fund portfolios are stated at their amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in net interest income. The money market fund portfolios’ use of the amortized cost method is subject to compliance with certain conditions specified in Rule 2a-7 under the 1940 Act.

Income Taxes — It is the intention of each Portfolio to qualify as a regulated investment company, to comply with the requirements of the Internal Revenue Code, and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

Net Asset Value Per Share — The net asset value per share (“NAV”) of each class of each Portfolio is calculated every business day (i.e., any day that both the New York Stock Exchange and the Federal Reserve Bank are open for business). For TMMP, GMMP, MMP, TFMMP, and PTFMMP, a business day will be any weekday, other than a federal holiday, unless the fund determines that being open for business is not in the best interest of shareholders. The NAV is computed by dividing the total assets of each class of the Portfolio, less the liabilities of the class, by the number of outstanding shares of the Portfolio.

APRIL 30, 2003    /    ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Classes — Each class of shares has equal rights to earnings, assets and voting privileges, except that each class bears different distribution and shareholder services expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Class-specific expenses are borne by the applicable class. Other expenses, income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

Organizational Costs — All eligible organizational costs associated with the start-up of the Portfolios prior to December 15, 1998 are being amortized on a straight-line basis over a period of sixty months. If any or all of the shares representing initial capital of a Portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that market value of collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Dollar Roll Transactions — IP engages in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA, and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, maturity) security from the institution at a later date at an agreed-upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. As of April 30, 2003, there were no dollar roll transactions outstanding.

When-Issued Purchases and Forward Commitments — The Portfolios may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain cash, U.S. government securities, or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price in a segregated account until the settlement date. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes. As of April 30, 2003, there were no forward contracts outstanding.

Written Option Transactions — VEP, CGP and SCEP engage in written options transactions. An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy (in the case of a call option) or sell (in the case of a put option) the underlying security of the contract. The premium received in cash from that is adjusted to reflect the option’s value. The premium received from writing options that expire is recorded as realized gains. The premium received from writing options that are exercised or closed is offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from unexpected movements in interest or exchange rates or security values.

Foreign Currency Translations and Contracts — Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of the changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Forward foreign currency exchange contracts are valued daily at that day’s forward rate and are marked-to-market. The daily change in market value is recorded as an unrealized gain or loss. When the currency contract is closed, a gain or loss is recorded in the amount of the difference between value of the opening contract and that of the time of closing.

IEP and EMEP may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. As of April 30, 2003 there were no foreign currency contracts outstanding.

ANNUAL REPORT    /    APRIL 30, 2003

NOTES TO FINANCIAL STATEMENTS

For the fiscal year ended April 30, 2003, VEP, CGP, and SCEP had the following written options contracts, respectively:

WRITTEN CALL OPTIONS CONTRACTS

	Principal Amount of Contracts (000)	Premiums (000)
VEP:

Outstanding April 30, 2002	$—	$—

Options written	22	5,160

Options terminated in closing transactions	(17)	(3,880)

Options exercised	(2)	(497)

Options expired	(3)	(783)

Outstanding April 30, 2003	$—	$—

CGP:

Outstanding April 30, 2002	$—	$—

Options written	3	452

Options terminated in closing transactions	(3)	(452)

Options exercised	—	—

Options expired	—	—

Outstanding April 30, 2003	$—	$—

SCEP:

Outstanding April 30, 2002	$—	$—

Options written	5	648

Options terminated in closing transactions	(5)	(648)

Options exercised	—	—

Options expired	—	—

Outstanding April 30, 2003	$—	$—

Distributions — Dividends from net investment income are declared daily and paid monthly for the money market fund portfolios, STTP, STBP, MTFP, PTFP, IFIP, GBP and IP. EIP declares and pays dividends monthly. BP, VEP, EIDP, BCEP and MCEP declare and pay dividends quarterly; and CGP, SCEP, IEP, and EMEP declare and pay dividends annually from net investment income. Distributions from net capital gains, if any, are declared and paid at least annually by each Portfolio.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

All Portfolios have an October 31 tax year end, except STBP, GBP, VEP and IEP, each of which has an April 30 tax year end.

On the Statements of Assets and Liabilities, the following adjustments were made:

Portfolio	Accumulated Net Realized Gain (Loss) (000)	Undistributed Net Investment Income (Loss) (000)	Paid-in- Capital (000)
TMMP	$(75)	$75	$—

GMMP	(2)	2	—

MMP	(29)	28	1

STBP	(34)	23	11

MTFP	—	10	(10)

IFIP	(6)	—	6

GBP	(37)	26	11

IP	1,282	—	(1,282)

EIP	34	(1)	(33)

VEP	—	(11)	11

EIDP	4	(4)	—

CGP	—	266	(266)

MCEP	41	37	(78)

SCEP	—	722	(722)

IEP	253	(185)	(68)

EMEP	8	2	(10)

The tax character of distributions paid during the periods ended April 30, 2003 and April 30, 2002 was as follows:

	Ordinary Income (000)		Long-Term Capital Gains (000)		Return of Capital (000)		Total (000)

Portfolio	2003	2002	2003	2002	2003	2002	2003	2002
STBP	$2,299	$3,376	$—	$—	$—	$—	$2,299	$3,376

GBP	4,332	6,236	—	—	—	—	4,332	6,236

VEP	1,276	1,022	3,416	20,826	—	—	4,692	21,848

IEP	454	59	—	—	68	—	522	59

The tax character of distributions paid during the tax years ended October 31, 2002 and October 31, 2001 was as follows:

	Tax-Exempt Income (000)		Ordinary Income (000)		Long-Term Capital Gains (000)		Total (000)

Portfolio	2002	2001	2002	2001	2002	2001	2002	2001
TMMP	$—	$—	$6,701	$18,850	$—	$—	$6,701	$18,850

GMMP	—	—	27,356	69,904	—	—	27,356	69,904

MMP	—	—	27,812	60,389	—	—	27,812	60,389

TFMMP	1,756	4,034	—	—	—	—	1,756	4,034

PTFMMP	296	348	—	—	—	—	296	348

STTP	—	—	1,757	2,060	—	—	1,757	2,060

MTFP	5,191	5,076	9	1	—	—	5,200	5,077

PTFP	6,688	7,012	51	22	—	—	6,739	7,034

IFIP	—	—	6,109	7,208	64	—	6,173	7,208

IP	—	—	13,747	22,067	596	—	14,343	22,607

BP	—	—	5,309	10,521	—	20,542	5,309	31,063

EIP	—	—	1,153	2,298	354	6,444	1,507	8,742

EIDP	—	—	1,189	1,953	—	20,777	1,189	22,730

BCEP	—	—	590	1,731	—	6,722	590	8,453

CGP	—	—	—	4,348	—	16,199	—	20,547

MCEP	—	—	46	6,406	—	13,868	46	20,274

SCEP	—	—	30	—	—	—	30	—

EMEP	—	—	26	—	—	—	26	—

APRIL 30, 2003    /    ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

At April 30, 2003 the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Undistributed Long-Term Gain (000)	Net Unrealized Appreciation (Depreciation) (000)	Capital and Other Losses (000)	Total (000)
STBP	$2	$—	$1,436	$(1,746)	$(308)

GBP	25	—	4,598	(8,650)	(4,027)

VEP	129	—	41,570	(281)	41,418

IEP	(68)	—	(2,861)	(19,352)	(22,281)

At October 31, 2002 the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Portfolio	Undistributed			Net Unrealized Appreciation (Depreciation) (000)	Capital and Other Losses (000)	Total (000)

	Tax-Exempt Income (000)	Ordinary Income (000)	Long- Term Gain (000)
TMMP	$—	$579	$—	$(6)	$—	$573

GMMP	—	1,928	—	—	—	1,928

MMP	—	2,006	—	—	—	2,006

TFMMP	178	—	—	—	(2)	176

PTFMMP	20	—	—	—	—	20

STTP	—	188	466	1,504	—	2,158

MTFP	418	—	—	6,605	(899)	6,124

PTFP	567	—	—	8,088	(3,780)	4,875

IFIP	—	471	—	7,171	(195)	7,447

IP	—	1,052	—	9,243	(2,549)	7,746

BP	—	354	—	(21,713)	(54,799)	(76,158)

EIP	—	9	—	940	(118)	831

EIDP	—	94	—	(33,791)	(8,919)	(42,616)

BCEP	—	148	—	(39,742)	(41,044)	(80,638)

CGP	—	—	—	(11,187)	(70,252)	(81,439)

MCEP	—	—	—	(1,143)	(12,739)	(13,882)

SCEP	—	—	—	(10,229)	(23,254)	(33,483)

EMEP	—	—	—	(112)	(13,103)	(13,215)

The following Portfolios had estimated capital loss carryforwards at October 31, 2002, which are available to offset future net realized capital gains:

Portfolio	Accumulated Capital Loss Carryforwards (000)	Year Expires
TFMMP	$1	2009
	1	2010

MTFP	899	2008

PTFP	874	2007
	2,864	2008
	42	2009

IFIP	195	2010

IP	1,412	2003
	745	2004
	392	2006

BP	12,285	2009
	42,514	2010

EIP	118	2010

EIDP	602	2009
	8,317	2010

BCEP	3,208	2009
	37,836	2010

CGP	16,703	2009
	53,549	2010

MCEP	1,967	2009
	10,772	2010

SCEP	4,237	2006
	10,031	2009
	8,986	2010

EMEP	9,841	2006
	755	2007
	2,508	2009

The following Portfolios had estimated capital loss carryforwards at April 30, 2003, which are available to offset future net realized capital gains:

Portfolio	Accumulated Capital Loss Carryforwards (000)	Year Expires
STBP	$185	2008
	555	2009
	1,006	2011

GBP	498	2006
	919	2007
	1,280	2008
	4,506	2009
	1,446	2011

VEP	281	2011

IEP	5,543	2010
	9,479	2011

ANNUAL REPORT    /    APRIL 30, 2003

NOTES TO FINANCIAL STATEMENTS

The following Portfolio has incurred post-October realized losses:

Portfolio	Short- Term (000)	Long- Term (000)	Total (000)
IEP	$1,137	$3,193	$4,330

Other — Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

3.	INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Allied Investment Advisors, Inc. (“AIA”) is the investment advisor to each Portfolio. Pursuant to an investment advisory contract on behalf of each Portfolio, AIA is entitled to receive fees for its advisory services at the annual rates shown in the following table based on the daily average net assets of the Portfolio:

Portfolio	Annual Rate
TMMP	0.25%

GMMP	0.25%

MMP	0.25%

TFMMP	0.25%

PTFMMP	0.25%

STTP	0.35%

STBP	0.75%

MTFP	0.65%

PTFP	0.65%

IFIP	0.60%

GBP	0.75%

IP	0.60%

BP	0.65%

EIP	0.70%

VEP	1.00%

EIDP	0.20%

BCEP	0.70%

CGP	0.70%

MCEP	0.80%

SCEP	0.80%

IEP	1.00%

EMEP	1.00%

AIA has contractually agreed to waive a portion of its fees or reimburse expenses for all of the Portfolios in order to limit total operating expenses of the Portfolios.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Portfolios may invest in affiliated money market fund Portfolios, provided that the investments in affiliated money market fund Portfolios do not exceed 25% of the investing Portfolio’s total assets.

Effective April 1, 2003, AIA became a wholly-owned subsidiary of Manufacturers and Traders Trust Company (“M&T Trust”), the principal financial services operating subsidiary of M&T Bank Corporation (“M&T”), a publicly-traded holding company based in Buffalo, New York. M&T’s ownership of AIA is a result of an agreement entered into on September 26, 2002, among M&T, Allfirst Financial, Inc. and Allied Irish Banks, p.l.c. (“AIB”), under which M&T was to acquire Allfirst Financial Inc. the indirect parent corporation of AIA, and parent corporation of Allfirst Bank, the direct parent of AIA (the “Acquisition”). At a special meeting of shareholders held on January 31, 2003, shareholders of each Portfolio approved a new investment advisory agreement between AIA and the Fund with respect to each Portfolio. The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve a new advisory agreement in connection with business transactions such as the Acquisition. The new advisory agreement is substantially identical to the former advisory agreement, except for the dates of execution and termination. The new advisory agreement became effective upon consummation of the Acquisition on April 1, 2003.

Also as a result of the Acquisition, M&T Trust acquired Allfirst Trust Company, N.A. (“Allfirst Trust”), which as of April 30, 2003, served as the Portfolios’ administrator, transfer agent and custodian pursuant to administration, transfer agency, and custodian agreements with the Fund. (See Note 8 for additional information concerning the administrator, transfer agent, and custodian subsequent to the Portfolios’ fiscal year end.)

Effective September 1, 2002, AIB Investment Managers, Ltd. and Govett Investment Management, Ltd., affiliates of AIB, serve as subadvisors for IEP and EMEP. AIB Investment Managers Limited (“AIBIM”) and Govett provide their respective Portfolios with day-to-day management services and make investment decisions on behalf of these Portfolios in accordance with their respective investment policies. In accordance with an investment subadvisory agreement, AIA pays AIBIM and Govett subadvisory fees from the fees it receives from IEP and EMEP.

APRIL 30, 2003    /    ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Prior to September 1, 2002, AIB Govett, Inc., an indirect majority owned subsidiary of AIB, served as the subadvisor for IEP and EMEP.

Allfirst Trust serves as administrator and transfer agent for the Fund pursuant to an administration agreement. For its services as administrator, Allfirst Trust is entitled to receive an administration fee from the Fund at the annual rate of $24,000 per Portfolio, plus 0.085% of the annual average daily net assets of the Portfolios. Allfirst Trust receives annually a $60,000 base fee that is allocated to each portfolio of the Fund based on respective average daily net assets. Under a separate agreement, Allfirst Trust has subcontracted the services to be provided by it under the administration agreement to Forum Administrative Services, LLC (the “Sub-administrator”). Allfirst Trust is responsible for paying a portion of the administration fee it receives from the Fund to the Sub-administrator for the services it provides.

Pursuant to an agreement between the Fund and Allfirst Trust, Allfirst Trust performs transfer agency services. Pursuant to an agreement between Boston Financial Data Services, Inc. (“Boston Financial”) and Allfirst Trust, Boston Financial performs sub-transfer agency services. For the services provided under the agreement with Allfirst Trust, the Fund pays an annual fee of up to $16 per Portfolio account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial.

Pursuant to a custody agreement between the Fund and Allfirst Trust, Allfirst Trust was appointed and serves as the custodian of the Portfolios. Pursuant to an agreement between Bankers Trust Company (“BTC”) and Allfirst Trust, BTC performs sub-custodial services. For the services provided under the agreement with Allfirst Trust, the Fund pays 0.015% of the market value of assets of the Portfolios, plus transaction fees ranging from $5 to $75 per item and reimbursement for out-of-pocket expenses. Allfirst Trust is responsible for paying a portion of the custody fees it receives from the Fund to BTC for the custody services it provides.

4.	DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Distribution and Services Plans — The Fund’s Board of Trustees has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class A Shares of each Portfolio. The plan permits payment of distribution fees up to 0.75% of the average daily net assets of the class. The Trustees have authorized payment of the following distribution fees by Class A Shares:

Class	Percentage of Average Net Assets	Portfolio
Class A	0.25%	TMMP, GMMP, MMP, TFMMP, PTFMMP

	0.30%	MTFP, PTFP, IFIP, GBP, IP

	0.40%	STTP, BP, EIP, VEP, EIDP, CGP, MCEP, SCEP, IEP, EMEP

	0.55%	BCEP

The Fund’s Board of Trustees has also adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of the Class B shares of MMP, MTFP, PTFP, IP, BP, VEP, BCEP, CGP, SCEP and the Institutional II Class Shares of TMMP, GMMP, MMP, TFMMP, and PTFMMP. Pursuant to the Class B Shares plan, distribution fees of 0.75% and shareholder services fees of 0.25% of the average daily net assets of the Class B Shares of each of the Portfolios are paid. For Institutional II Class Shares, distribution and shareholder services fees, as a percentage of average daily net assets of the class, may be up to 0.75% as authorized by the Trustees. Currently, the Trustees have set distribution and shareholder services fees at an annual rate of 0.15% of the average daily net assets of the Institutional II Class Shares.

A contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of Class B Shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Class B Shares until the redemption of such shares. Following the seventh year, Class B Shares automatically convert to Class A Shares.

ANNUAL REPORT    /    APRIL 30, 2003

NOTES TO FINANCIAL STATEMENTS

Years Purchases Made	Contingent Deferred Sales Charge
First	5%

Second	4%

Third	3%

Fourth	3%

Fifth	2%

Sixth	1%

Seventh and Following	None

A CDSC of 1% is imposed on redemptions of Class C Shares if redeemed within one year from the time of purchase.

Distribution and/or service fees under the plans are paid to ARK Funds Distributors, LLC (the “Distributor”), which acts as distributor for the Fund pursuant to a distribution agreement on behalf of each Portfolio. The Distributor may voluntarily waive all or a portion of its fees for certain Portfolios. These waivers are voluntary and may be discontinued at any time.

Shareholder Services Plans — The Fund has adopted a Shareholder Services Plan on behalf of Class A Shares and the Institutional Class Shares of each Portfolio. With the exception of the Institutional Class Shares of PTFMMP, each plan permits payment of the shareholder services fees at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and 0.15% of the average daily net assets of Institutional Class Shares, respectively. PTFMMP’s plan permits payment of up to 0.25% of the average daily net assets of Institutional Class Shares. Currently, the Trustees have set shareholder services fees at an annual rate of 0.15% of the average daily net assets of Class A Shares and Institutional Class Shares of each Portfolio with the exception of the Institutional Class Shares of PTFMMP, for which the Trustees have set shareholder services fees at the annual rate of 0.20% of average daily net assets. A portion of the shareholder services fees paid by the Class A Shares and Institutional Class Shares of certain Portfolios is being waived voluntarily. All or a portion of these waivers may be discontinued at any time.

5.	INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities, during the year ended April 30, 2003 were as follows:

Portfolio	Purchases (000)	Sales (000)
STTP	$—	$—

STBP	27,599	25,746

MTFP	22,140	22,893

PTFP	18,713	21,295

IFIP	63,534	51,572

GBP	6,517	15,936

IP	80,803	55,463

BP	176,757	228,191

EIP	17,907	17,585

VEP	69,181	99,852

EIDP	90,888	79,675

BCEP	89,603	105,666

CGP	266,511	277,856

MCEP	170,877	174,084

SCEP	296,383	288,291

IEP	15,560	21,335

EMEP	6,402	6,507

The purchases and sales of U.S. government securities were as follows:

Portfolio	Purchases (000)	Sales (000)
STTP	$35,187	$27,913

STBP	78,133	91,003

IFIP	264,645	283,088

GBP	45,077	52,523

IP	730,683	756,410

BP	10,054	32,490

APRIL 30, 2003    /    ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

For federal income tax purposes, cost and aggregate gross unrealized appreciation and depreciation of securities at April 30, 2003 were not materially different from the amounts reported for financial statement purposes and for each Portfolio were as follows:

Portfolio	Appreciated Securities (000)	Depreciated Securities (000)	Net Unrealized Appreciation (Depreciation) (000)
STTP	$1,015	$—	$1,015

STBP	1,451	(16)	1,435

MTFP	8,129	(287)	7,842

PTFP	10,477	(266)	10,211

IFIP	6,083	(26)	6,057

GBP	4,677	(79)	4,598

IP	11,747	(125)	11,622

BP	12,596	(16,498)	(3,902)

EIP	7,238	(5,090)	2,148

VEP	44,136	(2,405)	41,731

EIDP	5,954	(32,348)	(26,394)

BCEP	11,540	(27,908)	(16,368)

CGP	8,559	(3,965)	4,594

MCEP	5,452	(1,885)	3,567

SCEP	8,587	(3,169)	5,418

IEP	914	(2,120)	(1,206)

EMEP	500	(330)	170

6.	SECURITIES LENDING TRANSACTIONS

In order to generate additional income, certain Portfolios may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker/dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at April 30, 2003, income generated from the program during the fiscal year ended April 30, 2003, and collateral received and held at April 30, 2003, with respect to such loans were as follows:

Portfolio	Market Value of Loaned Securities (000)	Income Received from Securities Lending (000)
STBP	$—	$4

IFIP	2,127	29

GBP	10,564	23

IP	24,995	61

Collateral

Portfolio	Repurchase Agreements (000)	Cash and Cash Equivalents (000)	Market Value of Corporate and Fixed Income Securities (000)	Market Value of U.S. Treasury Obligations (000)	Total (000)
IFIP	$2,000	$166	$—	$250	$2,416

GBP	2,300	4,219	4,000	332	10,851

IP	13,100	292	11,000	1,374	25,766

7.	CONCENTRATION OF RISK

IEP and EMEP invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

PTFMMP, MTFP and PTFP invest in debt instruments of municipal issuers. Although these Portfolios monitor investment concentration, the issuers’ ability to meet their obligations may be affected by economic developments in a specific state or region.

PTFMMP, MTFP and PTFP invest in securities that include revenue and general obligation bonds.

8.	SIGNIFICANT EVENTS AFTER APRIL 30, 2003

As a result of the Acquisition described in Note 3 above, effective June 13, 2003, Allfirst Trust, the administrator, transfer agent and custodian to the Fund was merged into M&T Trust and no longer maintains a separate corporate existence. In connection with that merger, effective June 16, 2003, M&T Trust serves as the administrator and transfer agent to the Fund as a result of the assignment of the Fund’s administration agreement and transfer agency agreement with Allfirst Trust to M&T Trust. The compensation provisions under the agreements are unchanged.

Effective June 1, 2003, State Street Bank and Trust Company (“State Street”) serves as custodian of the assets of the Portfolios pursuant to a custodian agreement between State Street and the Fund.

M&T Trust also serves as the administrator to the VISION Group of Funds (“VISION Funds”), a mutual fund family that offers different classes of shares in separate investment portfolios for which M&T Asset Management, a department of M&T Trust, serves as investment adviser. In connection with the Acquisition described above, the Board of Trustees

ANNUAL REPORT    /    APRIL 30, 2003

NOTES TO FINANCIAL STATEMENTS

of the Fund has authorized the reorganization of each Portfolio into a newly created or existing portfolio of the VISION Funds. On May 16, 2003, the VISION Funds filed a preliminary proxy statement/prospectus on Form N-14, which sets forth the reorganization proposals to be submitted to shareholders of each Portfolio, who will vote separately on the proposal to reorganize their respective Portfolio. The VISION Funds filed an amendment to the Form N-14 filing on May 23, 2003 with a proposed effective date for the preliminary proxy statement/prospectus of June 23, 2003. According to the preliminary proxy statement/prospectus, only shareholders of record of the Fund at the close of business on June 16, 2003 will be entitled to notice of and to vote at the shareholder meeting scheduled for August 14, 2003, and any postponement or adjournment thereof. Under the proposed agreement and plan of reorganization, if approved by shareholders of a Portfolio, the shareholders of that Portfolio will receive shares of a comparable VISION Fund. According to the preliminary proxy statement/prospectus, the reorganization is currently anticipated to occur in August, assuming shareholder approval is obtained.

APRIL 30, 2003    /    ANNUAL REPORT

This page intentionally left blank.

NOTES TO FINANCIAL STATEMENTS

9.	SHARES ISSUED AND REDEEMED (000):

For the Fiscal Years Ended April 30, 2003 and 2002
Transactions in Portfolio Shares were as follows:	TMMP		GMMP		MMP		TFMMP
	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02
Shares Issued and Redeemed:

Institutional Class Shares
Shares Issued	595,456	466,051	2,455,363	1,809,961	2,016,169	2,527,316	121,416	82,024

Shares Issued in Lieu of Cash Distributions	34	23	45	—	1,122	1,712	—	—

Shares Redeemed	(594,272)	(475,352)	(2,550,591)	(1,725,723)	(2,196,098)	(2,184,923)	(93,962)	(74,801)

TOTAL INSTITUTIONAL CLASS SHARE TRANSACTIONS	1,218	(9,278)	(95,183)	84,238	(178,807)	344,105	27,454	7,223

Class A Shares
Shares Issued	23,764	30,179	169,780	154,038	107,969	123,836	19,710	25,344

Shares Issued in Lieu of Cash Distributions	140	447	—	— †	2,585	7,648	318	651

Shares Redeemed	(23,682)	(29,821)	(178,670)	(194,408)	(163,837)	(169,143)	(28,554)	(15,121)

TOTAL CLASS A SHARE TRANSACTIONS	222	805	(8,890)	(40,370)	(53,283)	(37,659)	(8,526)	10,874

Class B Shares
Shares Issued	—	—	—	—	125	96	—	—

Shares Issued in Lieu of Cash Distributions	—	—	—	—	1	3	—	—

Shares Redeemed	—	—	—	—	(45)	(48)	—	—

TOTAL CLASS B SHARE TRANSACTIONS	—	—	—	—	81	51	—	—

Institutional II Class Shares
Shares Issued	488,538	507,157	1,251,005	1,045,057	1,348,148	2,294,308	88,282	98,032

Shares Issued in Lieu of Cash Distributions	—	—	—	—	—	—	—	—

Shares Redeemed	(437,433)	(463,193)	(1,254,483)	(948,855)	(1,528,331)	(2,201,705)	(72,422)	(109,667)

TOTAL INSTITUTIONAL II CLASS SHARE TRANSACTIONS	51,105	43,964	(3,478)	96,202	(180,183)	92,603	15,860	(11,635)

NET INCREASE (DECREASE) IN SHARE TRANSACTIONS	52,545	35,491	(107,551)	140,070	(412,192)	399,100	34,788	6,462

†	Amount rounds to less than one thousand.

APRIL 30, 2003    /    ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

PTFMMP			STTP		STBP		MTFP		PTFP
05/01/02 to 04/30/03	05/01/01 to 04/30/02		05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02

41,730	79,059		2,539	1,051	1,538	1,858	809	1,385	726	1,135

—	—	†	14	18	109	150	50	45	23	22

(52,328)	(55,008)		(1,465)	(996)	(2,928)	(2,361)	(882)	(845)	(1,494)	(1,641)

(10,598)	24,051		1,088	73	(1,281)	(353)	(23)	585	(745)	(484)

—	—		794	198	—	—	330	1,000	116	33

—	—		23	34	—	—	67	82	7	7

—	—		(581)	(291)	—	—	(621)	(929)	(64)	(90)

—	—		236	(59)	—	—	(224)	153	59	(50)

—	—		—	—	—	—	51	60	30	9

—	—		—	—	—	—	3	2	— †	1

—	—		—	—	—	—	(9)	(12)	(7)	(1)

—	—		—	—	—	—	45	50	23	9

8,751	5,095		—	—	—	—	—	—	—	—

—	—	†	—	—	—	—	—	—	—	—

(7,380)	(3,027)		—	—	—	—	—	—	—	—

1,371	2,068		—	—	—	—	—	—	—	—

(9,227)	26,119		1,324	14	(1,281)	(353)	(202)	788	(663)	(525)

ANNUAL REPORT    /    APRIL 30, 2003

NOTES TO FINANCIAL STATEMENTS

SHARES ISSUED AND REDEEMED (000) (continued):

For the Fiscal Years Ended April 30, 2003 and 2002

Transactions in Portfolio Shares were as follows:	IFIP		GBP		IP
	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02
Shares Issued and Redeemed:

Institutional Class Shares
Shares Issued	1,414	2,169	1,252	1,250	3,451	3,719

Shares Issued in Lieu of Cash Distributions	99	140	101	155	561	1,144

Shares Redeemed	(2,531)	(2,230)	(2,448)	(4,188)	(6,974)	(15,914)

TOTAL INSTITUTIONAL CLASS SHARE TRANSACTIONS	(1,018)	79	(1,095)	(2,783)	(2,962)	(11,051)

Class A Shares
Shares Issued	—	—	582	230	625	478

Shares Issued in Lieu of Cash Distributions	—	—	14	14	41	45

Shares Redeemed	—	—	(484)	(127)	(632)	(287)

TOTAL CLASS A SHARE TRANSACTIONS	—	—	112	117	34	236

Class B Shares
Shares Issued	—	—	—	—	68	75

Shares Issued in Lieu of Cash Distributions	—	—	—	—	5	4

Shares Redeemed	—	—	—	—	(18)	(8)

TOTAL CLASS B SHARE TRANSACTIONS	—	—	—	—	55	71

NET INCREASE (DECREASE) IN SHARE TRANSACTIONS	(1,018)	79	(983)	(2,666)	(2,873)	(10,744)

APRIL 30, 2003    /    ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

BP		EIP		VEP		EIDP		BCEP
05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02

999	1,235	1,407	814	2,243	2,671	4,218	2,868	1,640	3,087

319	397	8	35	397	1,525	123	83	31	11

(10,043)	(3,165)	(860)	(793)	(5,921)	(5,676)	(2,577)	(1,987)	(3,145)	(1,921)

(8,725)	(1,533)	555	56	(3,281)	(1,480)	1,764	964	(1,474)	1,177

172	500	189	214	183	161	153	107	193	585

45	57	8	8	11	38	5	5	1	4

(654)	(532)	(158)	(93)	(257)	(180)	(410)	(144)	(687)	(666)

(437)	25	39	129	(63)	19	(252)	(32)	(493)	(77)

77	178	—	—	22	45	—	—	54	140

8	12	—	—	3	8	—	—	—	—

(202)	(134)	—	—	(29)	(7)	—	—	(134)	(72)

(117)	56	—	—	(4)	46	—	—	(80)	68

(9,279)	(1,452)	594	185	(3,348)	(1,415)	1,512	932	(2,047)	1,168

ANNUAL REPORT    /    APRIL 30, 2003

NOTES TO FINANCIAL STATEMENTS

SHARES ISSUED AND REDEEMED (000) (continued):

For the Fiscal Years Ended April 30, 2003 and 2002 Transactions in Portfolio Shares were as follows:	CGP		MCEP
	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02
Shares Issued and Redeemed:

Institutional Class Shares
Shares Issued	1,534	2,647	533	1,731

Shares Issued in Lieu of Cash Distributions	—	—	2	—

Shares Redeemed	(2,456)	(1,972)	(1,256)	(1,816)

TOTAL INSTITUTIONAL CLASS SHARE TRANSACTIONS	(922)	675	(721)	(85)

Class A Shares
Shares Issued	112	544	132	280

Shares Issued in Lieu of Cash Distributions	—	—	—	—

Shares Redeemed	(539)	(499)	(129)	(147)

TOTAL CLASS A SHARE TRANSACTIONS	(427)	45	3	133

Class B Shares
Shares Issued	34	128	—	—

Shares Issued in Lieu of Cash Distributions	—	—	—	—

Shares Redeemed	(133)	(100)	—	—

TOTAL CLASS B SHARE TRANSACTIONS	(99)	28	—	—

Class C Shares
Shares Issued	—	—	—	—

Shares Issued in Lieu of Cash Distributions	—	—	—	—

Shares Redeemed	—	—	—	—

TOTAL CLASS C SHARE TRANSACTIONS	—	—	—	—

NET INCREASE (DECREASE) IN SHARE TRANSACTIONS	(1,448)	748	(718)	48

†	Amount rounds to less than one thousand.
(1)	Class C Shares commenced operations on October 1, 2002.

APRIL 30, 2003    /    ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

SCEP		IEP		EMEP
05/01/02 to 04/30/03(1)	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02	05/01/02 to 04/30/03	05/01/01 to 04/30/02

1,581	2,386	3,396	527	—	—

—	1	44	4	—	—

(1,524)	(2,736)	(4,204)	(1,049)	—	—

57	(349)	(764)	(518)	—	—

1,270	1,171	3,374	240	271	265

—	—	16	1	—	3

(1,099)	(799)	(3,402)	(376)	(377)	(428)

171	372	(12)	(135)	(106)	(160)

100	41	—	—	—	—

—	—	—	—	—	—

(10)	(1)	—	—	—	—

90	40	—	—	—	—

12	—	—	—	—	—

—	—	—	—	—	—

— †	—	—	—	—	—

12	—	—	—	—	—

330	63	(776)	(653)	(106)	(160)

ANNUAL REPORT    /    APRIL 30, 2003

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders

ARK Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, Emerging Markets Equity Portfolio, and International Equity Portfolio, portfolios of ARK Funds (the “Portfolios”), as of April 30, 2003, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, except as noted below. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For Emerging Markets Equity Portfolio and International Equity Portfolio the financial highlights for each of the years or periods ended prior to January 1, 2000 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Pennsylvania Tax-Free Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, Emerging Markets Equity Portfolio, and International Equity Portfolio as of April 30, 2003, the results of their operations, the changes in their net assets and their financial highlights for each of the years or periods specified above (except for the Portfolios and periods audited and reported on by other auditors as specified above), in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

June 16, 2003

APRIL 30, 2003    /    ANNUAL REPORT

SUPPLEMENTARY INFORMATION (UNAUDITED)

For taxpayers filing on a calendar year basis, this notice is for informational purposes only.

For the fiscal year ended April 30, 2003, each Portfolio is designating the following items with regard to distribution paid during the year.

Portfolio	Long-Term Capital Gain Distribution (Tax Basis)	Ordinary Income Distribution (Tax Basis)	Return of Capital (Tax Basis)	Total	Qualifying Dividends (1)	Foreign Tax Credit (2)
STBP	0%	100%	0%	100%	0%	0%

GBP	0%	100%	0%	100%	4%	0%

VEP	73%	27%	0%	100%	100%	0%

IEP	0%	87%	13%	100%	8%	17%

(1)	Qualifying dividends represent those dividends that qualify for the corporate dividends received deduction.
(2)	IEP had $681,362 in gross foreign income, of which $108,322 was foreign tax credits passed through to shareholders.

The Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended April 30, 2003. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding April 30, 2003) is as follows:

Country	Dividends	Foreign Tax
Australia	$0.000760	$0.000190

Brazil	0.003923	0.000562

China	0.008256	—

Czech Republic	0.000512	0.000075

Finland	0.001641	0.000246

France	0.040458	0.012459

Germany	0.017594	0.002662

Hong Kong	0.002815	—

Israel	0.000480	0.000072

Italy	0.006439	0.000972

Japan	0.010442	0.001568

Korea	0.004943	0.000995

Malaysia	0.001562	0.000437

Mexico	0.002945	—

Netherlands	0.022829	0.003424

South Africa	0.001392	—

Spain	0.002050	0.000259

Sweden	0.009399	0.001407

Switzerland	0.011872	0.001780

Taiwan	0.001795	0.000746

United Kingdom	0.060852	0.005978

United States	0.002787	—

ANNUAL REPORT    /    APRIL 30, 2003

TRUSTEES OF THE FUND (Unaudited)

Name, Age and Contact Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustees outside ARK Funds Complex

Interested Trustee

Rick A Gold(1) Born: August 4, 1949 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	President and Trustee	since 2000	Senior Vice President of M&T Trust, the parent company of AIA (since 2003); Executive Vice-President of Asset Management Group of Allfirst Financial, Inc., the former parent company to Allfirst Trust and AIA (1999-2003); Chief Executive Officer and Director of AIA and Allfirst Trust (1997-2003).	30	None

Disinterested Trustees

William H. Cowie, Jr. Born: January 24, 1931 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee and Chairman	since 1993	Retired	30	None

David D. Downes Born: July 16, 1935 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee	since 1995	Attorney in private practice (since October 1996).	30	None

Sir Victor Garland Born: May 5, 1934 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee	since 2000	Private Investor (since 1994)	30

Director and Chairman: Henderson Far East Income Trust plc (Chairman since 1990). Director: The Throgmorton Trust plc.

Director: Framington Income and Capital Trust plc.

Director and Chairman: Fidelity Asian Values plc
(Chairman since 2001).

Director and Chairman: Govett Enhanced Income Investment Trust plc.

Director: GEIIT plc. Director: Govett Asian Income and Growth Trust Ltd.

APRIL 30, 2003    /    ANNUAL REPORT

TRUSTEES OF THE FUND (Unaudited)

Name, Age and Contact Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustees outside ARK Funds Complex

Charlotte R. Kerr Born: September 26, 1946 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee	since 1993	Practitioner and faculty member of Traditional Acupuncture Institute.	30	None

Richard B. Seidel Born: April 20, 1941 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee	since 1998	Director and President (since 1994) of Girard Partners (a registered broker-dealer).	30	None

(1)    Mr. Gold is deemed to be an “interested person” due to his affiliation with AIA and M&T Trust (see Note 8 of Notes to the Financial Statements).

Additional information concerning the Trustees is contained in the Statement of Additional Information (“SAI”) and is available by contacting the Fund at 1-800-275-3863.

ANNUAL REPORT    /    APRIL 30, 2003

OFFICERS OF THE FUND (Unaudited)

Name, Age and Contact Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Stacey E. Hong Born: May 10, 1966 Two Portland Square, Portland, ME 04101	Treasurer	since 2002	Director of Forum Accounting Services, LLC (since 1998).

Michele L. Dalton Born: February 16, 1959 100 East Pratt Street, 15th Floor, Baltimore, MD 21202	Vice President and Assistant Secretary	since 2000	Vice President of M&T Trust (since 2003); Senior Vice President of Allfirst Financial, Inc. (1994-2003).

Thomas R. Rus Born: October 11, 1959 Allfirst Bank Building 25 South Charles Street, M/C 101-621 Baltimore, MD 21201	Secretary	since 2000	Vice President of M&T Trust (since 2003); Vice-President and Counsel of Allfirst Trust and Allfirst Bank, and Compliance Officer of Allfirst Trust (1995-2003).

D. Blaine Riggle Born: November 12, 1966 Two Portland Square, Portland, ME 04101	Vice President and Assistant Secretary	since 2002	Relationship Manager and Counsel for Forum Financial Group, LLC (associated since 1998).

Cheryl O. Tumlin Born: June 30, 1966 Two Portland Square, Portland, ME 04101	Vice President and Assistant Secretary	since 2002	Counsel for Forum Financial Group, LLC (associated from 1996-1999 and again since 2001); Counsel for I-many, Inc. (1999-2001).

Dawn L. Taylor Born: May 14, 1964 Two Portland Square, Portland, ME 04101	Assistant Treasurer	since 2002	Tax Manager at Forum Financial Group, LLC (since 1997).

Nathan V. Gemmiti Born: August 6, 1970 Two Portland Square, Portland, ME 04101	Assistant Secretary	since 2002	Staff Attorney, Forum Financial Group, LLC (since 2001); Associate, Pierce Atwood (a law firm) (1998-2001).

APRIL 30, 2003    /    ANNUAL REPORT

GLOSSARY

Glossary

The following list of indexes is provided for your reference. Investments may not be made into an index.

Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged aggregate of the Treasury Bond Index and the Agency Bond Index with maturities of one to three years.

Lehman Brothers 5 Year Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities larger than $50 million with maturities of at least 4 years, and less than 6 years.

Lehman Brothers 7 Year Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities larger than $50 million with maturities of at least 6 years, and less than 8 years.

Lehman Brothers 10 Year Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities larger than $50 million with maturities of at least 8 years and less than 12 years.

Lehman Brothers Intermediate Government/Credit Index is an unmanaged index consisting of all Lehman Brothers Government and Corporate Bond Indices containing bonds with maturities of one to ten years.

Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged aggregate of the Treasury Bond Index and the Agency Bond Index with maturities of one to ten years.

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index composed of fixed income securities from the Lehman Brothers Government/Credit Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Merrill Lynch 1-3 Year Treasury Index is a widely recognized index of U.S. government obligations with maturities between one and three years.

MSCI EAFE® Index is an unmanaged index composed of more than 1,000 equities from Europe, Asia and the Far East, and is typically used to measure the performance of international stock funds.

MSCI Emerging Markets Free Index is an unmanaged index that represents the general performance of equity markets in emerging market countries.

Russell 1000® Growth Index is an unmanaged index that measures the performance of Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an unmanaged market value weighted index which is widely regarded to be representative of large company stocks in general.

Russell 2000®Index is an unmanaged market value weighted index which is widely regarded to be representative of small company stocks in general.

Russell 2000®Growth Index is an unmanaged index that measures the performance of Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500/Barra Value Index is an unmanaged index of stocks in the S&P 500 Index that have lower price-to-book ratios.

S&P 500 Index is a broad-based unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks.

S&P Mid-Cap 400 Index is an unmanaged, capitalization weighted index that measures the performance of the mid range sector of the U.S. stock market.

ANNUAL REPORT    /    APRIL 30, 2003

NOTES

NOTES

100 EAST PRATT STREET, 15TH FLOOR  |  MAIL CODE 104-410  |  BALTIMORE, MD 21202

We are pleased to send you our Annual Report for the fiscal year ended April 30, 2003. This report contains important information about your investments in ARK Funds. Because we are sending a report to each person listed as shareholder, you (or your household) may receive more than one report.

INVESTMENT ADVISOR

Allied Investment Advisors, Inc.

Baltimore, Maryland

INVESTMENT SUBADVISORS

Govett Investment Management Limited

London, England

AIB Investment Managers Limited

Dublin, Ireland

TRUSTEES

William H. Cowie, Jr.

David D. Downes

Sir Victor Garland

Rick A. Gold

Charlotte R. Kerr

Richard B. Seidel

ADMINISTRATOR

Allfirst Trust Company, N.A.

Baltimore, Maryland

DISTRIBUTOR

ARK Funds Distributors, LLC

Portland, Maine

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP

Washington, D.C.

INDEPENDENT AUDITORS

KPMG LLP

Boston, Massachusetts

CUSTODIAN

Allfirst Trust Company, N.A.

Baltimore, Maryland

This material must be preceded or accompanied by a current prospectus.	recycled content

[GRAPHIC]

[LOGO] ARK FUNDS(R)

CLEAR-CUT STRATEGIES FOR CONFIDENT INVESTING.

APRIL 30, 2003

SOCIAL ISSUES ANNUAL REPORT

Social Issues Intermediate Fixed Income Portfolio

Social Issues Blue Chip Equity Portfolio

Social Issues Capital Growth Portfolio

Social Issues Small-Cap Equity Portfolio

MANAGED BY ALLIED INVESTMENT ADVISORS, INC.

[GRAPHIC]

ARK FUNDS

ARK FUNDS

[GRAPHIC]

This report and the financial statements contained herein are submitted for the general information of shareholders of the ARK Funds and do not constitute investment advice. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus for each of the portfolios included. Shares of the Portfolios are not deposits of any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested. The views in this report are those of the respective portfolio managers as of April 30, 2003, and may not reflect the managers’ views as of the date this report was first published or anytime thereafter. For information about ARK Funds Portfolios, please call 1-800-ARK-FUND (1-800-275-3863).

LETTER TO SHAREHOLDERS

JUNE 2003

Dear Shareholders,

With this Annual Report, we will update you on the progress of the ARK Social Issues Portfolios as of April 30, 2003. We are proud to have been able to grow net assets to over $4.8 million, as of April 30, 2003, during the continuing difficult economic conditions that have impacted us all during the past fiscal year.

In addition to providing you with information about the Portfolios’ performance, diversification, and holdings, the portfolio managers’ Management Discussion and Analyses provide information about economic factors affecting the Portfolios.

The past six months have been full of activity for ARK Funds. In our Semi Annual Report dated October 31, 2002, we told you about the pending acquisition of Allfirst Financial, Inc. by M&T Bank Corporation of Buffalo, New York. That acquisition was completed on April 1, 2003.

Earlier this year, the respective boards of trustees of ARK Funds and the VISION Group of Funds (the proprietary mutual fund company of M&T Bank Corporation) each met and authorized a tax-free reorganization of certain ARK and VISION portfolios, subject to shareholder approval. A Special Meeting of Shareholders of each of the affected portfolios will be scheduled, and a proxy/prospectus containing additional information will be sent to shareholders soon.

We thank you for investing in the ARK Funds, and we look forward to continuing to help you meet your financial goals.

Sincerely,

William H. Cowie, Jr.

Chairman

ANNUAL REPORT    /    APRIL 30, 2003

1

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SOCIAL ISSUES PORTFOLIOS

Social Issues Fixed Income

Portfolio

Our investment management philosophy for the Social Issues Fixed Income Portfolio centers on four core beliefs. We believe that over a full interest-rate cycle, a portfolio of fixed income investments should provide real returns that exceed any loss of purchasing power due to inflation, be competitive with the specified portfolio benchmark return, be competitive versus portfolios of similar risk, and maintain low-to-moderate principal volatility.

With the understanding of the Portfolio’s constraints and tolerance for risk, we employ a value approach to fixed income investing involving over- or under-weighting market sectors, industries, or yield curve segments deemed to be relatively undervalued or expensive. We undertake rigorous analysis utilizing the following components to construct a portfolio: sector selection, duration, management, credit analysis, industry and issue selection, and yield curve management.

In selecting corporate securities, we look for businesses that meet the Portfolio’s social criteria. We utilize social research and screening technology provided for investment managers by various outside research services, and have adopted social screens seeking to exclude companies that derive revenue from tobacco and alcohol, gambling, nuclear power, weapons, and abortion and contraceptives.

The fixed income process is an actively managed bottom-up sector selection approach, wherein risk containment is paramount. Our objective is to position the Portfolio in such a way that our sector, interest rate, yield curve, and credit analysis can add value without assuming an inordinate risk of underperformance. As part of the construction and management process, we continually test the Portfolio to assess and mitigate risk. This disciplined fixed income philosophy has been in place within our organization for more than 15 years, has been consistently applied, and has generated historically strong results.

3

SOCIAL ISSUES PORTFOLIOS

SOCIAL ISSUES

INTERMEDIATE FIXED INCOME PORTFOLIO

Wilmer C. Stith III, CFA

PORTFOLIO MANAGER

Wilmer C. Stith III, CFA is manager of the Social Issues Intermediate Fixed Income Portfolio, and is manager or co-manager of other ARK Funds Portfolios. He has been Vice President of Allied Investment Advisors, Inc. (“AIA”), and Portfolio Manager since 1996. He manages separate accounts, assists in the management of the money market portfolios, and is responsible for analyzing and trading various fixed income securities. Mr. Stith has more than 10 years of experience in the investment industry, and is a Chartered Financial Analyst.

Management Discussion and Analysis

The Portfolio reduced its exposure to U.S. Treasury securities to roughly 30%, its lowest allocation since inception. We took this action, anticipating that as the Federal government finances its budget deficit for 2003, Treasuries will be issued at a much greater volume as compared to last year. The potential result of this action may cause Treasuries to underperform other sectors. Our strategic decision has contributed positively to Portfolio performance. Conversely, as corporate profit margins continued to compress amidst global competition and little to no pricing power, we increased our exposure to select corporate and mortgage-backed securities (‘‘MBS’’).

We purchased AT&T Wireless (above average subscriber growth and dominant wireless provider). We also expanded our exposure in the energy sector with Devon Financing. We anticipate that as the summer driving season picks up and the economy grows, the potential demand for refined oil products will be strong. Unlike last year, we believe the worst of prepayment risks are behind us, indicating that MBS are well positioned to potentially outperform U.S. Treasuries. Based on this assumption, we increased the Portfolio’s exposure to MBS.

APRIL 30, 2003    /    ANNUAL REPORT

4

SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $50,000 INVESTMENT

	Inst’l Class Shares	Lehman Brothers Intermediate Gov't./Credit Index	Lehman Brothers Intermediate U.S. Government Bond Index
Three month cumulative return	1.95%	2.29%	1.43%

Six month cumulative return	2.91%	4.43%	2.27%

One year total return	10.25%	10.76%	9.22%

Annualized total return inception to date	5.86%	—	—

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. Institutional Class Shares were offered beginning May 29, 2001.

The mountain chart illustrates the comparative performance of $50,000 invested in Institutional Class Shares of the Social Issues Intermediate Fixed Income Portfolio, the Lehman Brothers Intermediate Government/Credit Index and the Lehman Brothers Intermediate U.S. Government Bond Index from May 29, 2001, commencement of operations, to April 30, 2003. The performance of the indices reflects an initial investment at the end of the month following the Portfolios’s inception. The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The total return of the Portfolio includes expenses that reduce returns, while the total return of the benchmark comparisons do not include expenses. The Portfolio is professionally managed, while the benchmark comparisons are unmanaged and are not available for investment.

During the period certain fees were waived or expenses reimbursed, otherwise total returns would have been lower. The Portfolios’s investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is economically advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so.

The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Schedule of Investments

Description	Principal Amount	Market Value

U.S. Treasury Obligations — 34.0%

Treasury Inflation Index Bonds
3.500%, 01/15/11	$20,000	$ 23,288

3.375%, 01/15/12	100,000	113,880

3.000%, 07/15/12	50,000	54,688

U.S. Treasury Bonds
5.375%, 02/15/31	5,000	5,456

4.375%, 05/15/07	200,000	214,602

U.S. Treasury Notes
6.125%, 08/15/07	100,000	114,387

5.750%, 11/15/05	200,000	219,805

4.750%, 11/15/08	110,000	119,612

4.375%, 08/15/12	190,000	198,379

3.875%, 02/15/13	20,000	20,026

3.250%, 08/15/07	25,000	25,682

TOTAL U.S. TREASURY OBLIGATIONS (COST $1,054,466)		$1,109,805

U.S. Government Agency Obligations — 18.2%

FHLB
6.875%, 08/15/05	80,000	89,221

6.500%, 11/15/05	100,000	111,356

2.500%, 12/15/05	100,000	101,233

FHLMC
4.000%, 10/29/07	75,000	76,997

FNMA
5.500%, 05/02/06	100,000	108,859

4.250%, 07/15/07	100,000	105,901

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $568,099)		$ 593,567

ANNUAL REPORT    /    APRIL 30, 2003

5

SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO (continued)

Description	Principal Amount	Market Value

U.S. Government Agency Mortgage-Backed Obligations — 7.2%

FHLMC, Ser T
4.105%, 10/27/31	$25,000	$25,758

FNMA
5.500%, 11/01/17	200,000	208,196

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (COST $231,938)		$233,954

Corporate Obligations — 27.6%

Banks — 5.0%

Fleet National Bank
5.750%, 01/15/09	20,000	21,942

Wachovia
5.625%, 12/15/08	75,000	83,542

Wells Fargo
6.125%, 04/18/12	50,000	56,645

TOTAL BANKS		$162,129

Consumer Discretionary — 3.0%

Comcast Cablevision Communications
8.875%, 05/01/17	25,000	31,662

Newell Rubbermaid
6.350%, 07/15/08	30,000	33,772

Target
7.500%, 02/15/05	30,000	32,938

TOTAL CONSUMER DISCRETIONARY		$98,372

Energy — 4.2%

Devon Financing
6.875%, 09/30/11	25,000	28,754

Kerr-McGee
6.625%, 10/15/07	75,000	83,199

Kinder Morgan
6.650%, 03/01/05	25,000	27,008

TOTAL ENERGY		$138,961

Financials — 9.0%

Bear Stearns
7.250%, 10/15/06	25,000	28,481

Goldman Sachs Group, Ser B, MTN
7.500%, 01/28/05	25,000	27,268

Heller Financial
6.375%, 03/15/06	25,000	27,649

JP Morgan
7.625%, 09/15/04	25,000	26,816

John Deere Capital
5.100%, 01/15/13	40,000	41,097

Description	Principal Amount	Market Value

Kimco Realty
6.875%, 02/10/09	$100,000	$113,724

National Rural Utilities
6.500%, 03/01/07	25,000	27,784

TOTAL FINANCIALS		$292,819

Industrials — 0.8%

Canadian National Railway
7.000%, 03/15/04	25,000	26,109

TOTAL INDUSTRIALS		$26,109

Insurance — 0.9%

American General Finance
5.375%, 10/01/12	30,000	31,174

TOTAL INSURANCE		$31,174

Materials — 0.9%

MeadWestvaco
6.850%, 04/01/12	25,000	28,271

TOTAL MATERIALS		$28,271

Telecommunication Services — 1.3%

AT&T Wireless Services
7.875%, 03/01/11	10,000	11,521

Verizon Wireless ‡
1.659%, 12/17/03	30,000	29,978

TOTAL TELECOMMUNICATION SERVICES		$41,499

Utilities — 1.7%

Consolidated Natural Gas, Ser C
6.250%, 11/01/11	50,000	55,724

TOTAL UTILITIES		$55,724

Real Estate Investment Trust — 0.8%

Boston Properties +
6.250%, 01/15/13	25,000	26,804

TOTAL REAL ESTATE INVESTMENT TRUST		$26,804

TOTAL CORPORATE OBLIGATIONS (COST $853,913)		$901,862

Asset-Backed Securities — 7.8%

ANRC Auto Owner Trust, Ser 2001-A, Cl A-4
4.320%, 06/16/08	100,000	103,840

Residential Asset Securities, Ser 2001-KS3, Cl AI3
5.180%, 07/25/27	100,000	101,489

APRIL 30, 2003    /    ANNUAL REPORT

6

SOCIAL ISSUES INTERMEDIATE FIXED INCOME PORTFOLIO (concluded)

Description	Principal/Share Amount	Market Value

Whole Auto Loan Trust, Ser 2002-1, Cl A3
2.600%, 08/15/06	$50,000	$50,830

TOTAL ASSET-BACKED SECURITIES (COST $249,978)		$256,159

Bank Note — 1.7%

U.S. Bank
6.375%, 08/01/11	50,000	57,120

TOTAL BANK NOTE (COST $51,008)		$57,120

Repurchase Agreements — 5.2%

Credit Suisse First Boston, 1.270%, dated 04/30/03, matures 05/01/03, repurchase price $169,006 (102% collateralized by various U.S. Treasury Obligations)	169,000	169,000

TOTAL REPURCHASE AGREEMENTS (COST $169,000)		$169,000

Related Party Money Market Portfolio — 3.2%

ARK Money Market Portfolio Institutional Class Ú	105,299	105,299

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $105,299)		$105,299

TOTAL INVESTMENTS — 104.9% (COST $3,283,701)		$3,426,766

OTHER ASSETS & LIABILITIES, NET — (4.9)%		$(160,044)

TOTAL NET ASSETS — 100.0%		$3,266,722

‡	Variable Rate Security. The rate reported on the Schedule of Investments is the rate in effect on 04/30/03. The date shown is the stated maturity.
+	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

MTN — Medium Term Note

Ser — Series

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

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SOCIAL ISSUES PORTFOLIOS

Social Issues Equity

Portfolios

Simply stated, our investment management philosophy for the Social Issues Equity Portfolios is quality for the long term. We look for outstanding businesses that are reasonably priced, because over the long haul, experience has shown the benefits of buying a quality company at a fair price, versus a fair business at a bargain price. In selecting securities, we utilize social research and screening technology provided for investment managers by various outside research services, and have adopted social screens to seek to exclude companies that derive revenue from tobacco and alcohol, gambling, nuclear power, weapons, and abortion and contraceptives.

In their research, our Portfolio Managers look for businesses that meet the Portfolios’ social criteria and demonstrate faster-than-average growth, strong cash flows, and returns on capital in excess of the cost of capital.

We believe history has become a less-than-accurate predictor of the future, thus we place greater emphasis on meeting with management to assess each company’s future. Increasingly important is the teaming of strong financials with enlightened corporate leadership, a combination necessary to thrive in today’s highly competitive, rapidly evolving business environment. Our team of professionals, which includes all of our Portfolio Managers, searches for the best companies based on our specific screening criteria.

Next, we assess future earnings prospects seeking to identify the companies that can continue to generate superior sales and profit growth. We examine industry dynamics, the companies’ relative positions, cost structures, margin trends, and management plans. Finally, we assess each company’s current stock valuation relative to future earnings stream against history, competitors, and the S&P 500.

Typically, we review a portfolio holding for sale under the following circumstances: when the price objective is achieved; when fundamentals deteriorate and make the achievement of objectives unlikely; when the stock underperforms the S&P 500 by 20 percent or more on a relative basis; and when a more attractive opportunity presents itself.

9

SOCIAL ISSUES PORTFOLIOS

SOCIAL ISSUES

BLUE CHIP EQUITY PORTFOLIO

Allen J. Ashcroft, Jr.

CO-PORTFOLIO MANAGER

Allen J. Ashcroft, Jr. is co-manager of the Social Issues Blue Chip Equity Portfolio and is co-manager of another ARK Funds Portfolio. He has been a Principal of AIA and Portfolio Manager since 1996, a Vice President of Allfirst Bank from 1995 to 2003 and a Vice President of Manufacturers and Traders Trust Company (“M&T Trust”) since 2003. Mr. Ashcroft has more than 20 years of experience in investment research and equity analysis.

Clyde L. Randall II, CFA

CO-PORTFOLIO MANAGER

Clyde L. Randall II, CFA is co-manager of the Social Issues Blue Chip Equity Portfolio and is co-manager of another ARK Funds Portfolio. Mr. Randall has been a Principal of AIA and Portfolio Manager since 1996, a Vice President of Allfirst Bank from 1995 to 2003 and a Vice President of M&T Trust since 2003. He has more than 14 years of experience in investment research and equity analysis, and is a Chartered Financial Analyst.

Management Discussion and Analysis

This fiscal year was challenging to the Portfolio from an investment standpoint since its inception. The equity markets recently completed their third straight year of negative returns. This three-year span is somewhat unprecedented in that you would have to go back to the late 1930’s to witness a similar period of market contraction. Many equity investors remained on the sidelines concerned about the health of the economy, and the conflict that seemed imminent in the Middle East. Historically, in uncertain times investors have tended to seek cover by transferring assets into blue chip equities that had the perceived strength and balance sheets to weather the pending storm; however, this wasn’t the case this year. Investors questioned management and their accounting principles, among other things, and as a result capital exited even the most respected of institutions. For the most part, fixed income assets or short-term money market instruments were the only investments that delivered positive returns.

The best contributors to Portfolio performance this year were Amgen and Lowe’s — a health care company and a home improvement company. Demographics certainly were a factor in this group, delivering positive returns in a tough environment. The Portfolio’s worst performers in our fiscal year were Interpublic Group and Sun Microsystems. Interpublic, an advertising company, had accounting concerns, and Sun Microsystems got caught up in the technology swoon.

The Portfolio’s primary focus is to invest in established large-cap franchise companies while seeking to stay competitive with the returns of the S&P 500. We remain committed to our strategy of diversifying the Portfolio so that it has representation in each major market sector. Our investment style guides us to concentrate on those companies that we believe are well managed and have long-term investment horizons. This approach has not changed even in the tough and unpleasant market environment of the past couple of years.

APRIL 30, 2003    /    ANNUAL REPORT

10

SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $50,000 INVESTMENT

	Inst’l Class Shares	S&P 500 Index
Three month cumulative return	8.19%	7.64%

Six month cumulative return	4.98%	4.47%

One year total return	-14.05%	-13.31%

Annualized total return inception to date	-17.47%	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. Institutional Class Shares were offered beginning May 30, 2001.

The mountain chart illustrates the comparative performance of $50,000 invested in Institutional Class Shares of the Social Issues Blue Chip Equity Portfolio and the S&P 500 Index from May 30, 2001, commencement of operations, to April 30, 2003. The performance of the index reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The total return of the Portfolio includes expenses that reduce returns, while the total return of the index does not include expenses. The Portfolio is professionally managed, while the index is unmanaged and is not available for investment.

During the period certain fees were waived or expenses reimbursed; otherwise total returns would have been lower. The Portfolio’s investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is economically advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. The Portfolio’s low asset level may subject the fund to greater volatility due to the potential impact of large shareholder transactions or an individual security’s performance. Such events increase the Portfolio’s volatility compared with similarly managed portfolios that have higher asset levels.

The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Schedule of Investments

Description	Shares	Market Value

Common Stock — 94.0%

Consumer Discretionary — 12.8%
AOL Time Warner *	1,100	$15,048

Best Buy *	600	20,748

Clear Channel Communications *	300	11,733

Lowe’s	400	17,556

Newell Rubbermaid	300	9,144

Target	600	20,064

TOTAL CONSUMER DISCRETIONARY		$94,293

Consumer Staples — 10.0%
General Mills	300	13,533

Kraft Foods, Cl A	500	15,450

PepsiCo	400	17,312

Procter & Gamble	300	26,955

TOTAL CONSUMER STAPLES		$73,250

Energy — 7.9%
Exxon Mobil	700	24,640

Nabors Industries *	300	11,760

Smith International *	600	21,336

TOTAL ENERGY		$57,736

Financials — 18.4%
American Express	500	18,930

American International Group	400	23,180

Citigroup	500	19,625

JP Morgan Chase	500	14,675

Morgan Stanley	500	22,375

Northern Trust	500	17,550

Wells Fargo	400	19,304

TOTAL FINANCIALS		$135,639

ANNUAL REPORT    /    APRIL 30, 2003

11

SOCIAL ISSUES BLUE CHIP EQUITY PORTFOLIO (concluded)

Description	Shares	Market Value

Health Care — 15.7%
Amgen *	400	$24,524

Baxter International	500	11,500

Cardinal Health	200	11,056

Eli Lilly	400	25,528

Medtronic	400	19,096

Merck	400	23,272

TOTAL HEALTH CARE		$114,976

Industrials — 5.6%
Danaher	300	20,694

Emerson Electric	400	20,280

TOTAL INDUSTRIALS		$40,974

Information Technology — 18.9%
Celestica *	600	6,936

Cisco Systems *	1,000	15,040

Intel	500	9,200

International Business Machines	300	25,470

Jabil Circuit *	800	14,960

Koninklijke Philips Electronics	700	13,076

Microsoft	1,000	25,570

Nokia — ADR	500	8,285

Texas Instruments	500	9,245

Veritas Software *	500	11,005

TOTAL INFORMATION TECHNOLOGY		$138,787

Telecommunication Services — 4.7%
BellSouth	700	17,843

SBC Communications	700	16,352

TOTAL TELECOMMUNICATION SERVICES		$34,195

TOTAL COMMON STOCK (COST $737,152)		$689,850

Related Party Money Market Portfolio — 3.9%
ARK Money Market Portfolio Institutional Class Ú	28,823	28,823

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $28,823)		$28,823

Description	Principal Amount	Market Value

Repurchase Agreements — 1.4%
Credit Suisse First Boston, 1.270%, dated 04/30/03, matures 05/01/03, repurchase price $10,001 (102% collateralized by various U.S. Treasury Obligations)	$10,000	$10,000

TOTAL REPURCHASE AGREEMENTS (COST $10,000)		$10,000

TOTAL INVESTMENTS — 99.3% (COST $775,975)		$728,673

OTHER ASSETS & LIABILITIES, NET — 0.7%		$4,825

TOTAL NET ASSETS — 100.0%		$733,498

*	Non-income producing security
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

Cl — Class

ADR — American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

12

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SOCIAL ISSUES PORTFOLIOS

SOCIAL ISSUES

CAPITAL GROWTH PORTFOLIO

Thomas D. DeHudy, CFA

PORTFOLIO MANAGER

Thomas D. DeHudy, CFA is manager of the Social Issues Capital Growth Portfolio and another ARK Funds Portfolio. Mr. DeHudy has been a Principal of AIA since 2001. Mr. DeHudy is also an equity analyst and provides research coverage for the technology sector and selected consumer cyclical areas. Mr. DeHudy has more than 20 years of experience in investment research, and is a Chartered Financial Analyst.

Management Discussion and Analysis

During the first half of fiscal year 2003, the Portfolio underperformed its benchmark (the S&P 500 Index) primarily because of a premature assumption for a reaccelerating economy. Portfolio performance for the second half of the year more closely followed that of the benchmark. Generally, sector weighting helped performance as overweights in energy, financials, and consumer cyclicals/services benefited Portfolio performance (as did the underweight in consumer staples).

Among the stocks that detracted most from Portfolio performance were: Sprint PCS, Best Buy, Baxter International, Freemarkets and Taiwan Semiconductor. Most of the performance detractors were either technology-related or economically-sensitive. Conversely, stocks that contributed positively to Portfolio performance were either health care-related (e.g., Forest Laboratories and Amgen) or had unique industry circumstances such as radio broadcasting (Clear Channel) or homebuilders (Centex).

The Portfolio remains positioned for a reacceleration of the economy, but we continue to favor: 1) consumer-related groups such as homebuilders, restaurants and radio broadcasting; 2) financials such as real estate investment trusts and Fannie Mae/Freddie Mac; and 3) energy service companies that have exposure to natural gas. Currently, the Portfolio is approximately neutrally weighted to technology and moderately underweighted to health care.

APRIL 30, 2003    /    ANNUAL REPORT

14

SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $50,000 INVESTMENT

	Inst’l Class Shares	S&P 500 Index
Three month cumulative return	5.20%	7.64%

Six month cumulative return	4.02%	4.47%

One year total return	-14.52%	-13.31%

Annualized total return inception to date	-21.20%	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. Institutional Class Shares were offered beginning July 3, 2001.

The mountain chart illustrates the comparative performance of $50,000 invested in Institutional Class Shares of the Social Issues Capital Growth Portfolio and the S&P 500 Index from July 3, 2001, commencement of operations, to April 30, 2003. The performance of the index reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The total return of the Portfolio includes expenses that reduce returns, while the total return of the index does not include expenses. The Portfolio is professionally managed, while the index is unmanaged and is not available for investment.

During the period certain fees were waived or expenses reimbursed; otherwise total returns would have been lower. The Portfolio invests in smaller to medium capitalization companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, the Portfolio’s investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is economically advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. The Portfolio’s low asset level may subject the fund to greater volatility due to the potential impact of large shareholder transactions or an individual security’s performance. Such events increase the Portfolio’s volatility compared with similarly managed portfolios that have higher asset levels.

The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Schedule of Investments

Description	Shares	Market Value

Common Stock — 98.8%

Consumer Discretionary — 29.1%
BorgWarner	40	$2,347

Brinker International *	70	2,222

CBRL Group	75	2,391

Centex	60	3,961

Clear Channel Communications *	100	3,911

Darden Restaurants	125	2,189

Hispanic Broadcasting *	100	2,565

Lear *	100	3,974

Lennar, Cl A	75	4,068

Lennar, Cl B	7	375

NVR *	10	3,577

Outback Steakhouse	50	1,787

Radio One, Cl D *	125	1,913

Ruby Tuesday	125	2,463

Staples *	100	1,904

Toll Brothers *	125	2,906

Viacom, Cl B *	100	4,341

TOTAL CONSUMER DISCRETIONARY		$46,894

Consumer Staples — 2.9%
Estee Lauder	75	2,437

General Mills	50	2,256

TOTAL CONSUMER STAPLES		$4,693

Energy — 6.0%
Nabors Industries *	100	3,920

Patterson-UTI Energy *	50	1,655

Weatherford International *	100	4,023

TOTAL ENERGY		$9,598

ANNUAL REPORT    /    APRIL 30, 2003

15

SOCIAL ISSUES CAPITAL GROWTH PORTFOLIO (concluded)

Description	Shares	Market Value

Financials — 17.8%
American International Group	40	$2,318

Boston Properties	50	1,960

Equity Office Properties Trust	70	1,818

Fannie Mae	100	7,239

Freddie Mac	100	5,790

General Growth Properties	30	1,669

Morgan Stanley	75	3,356

Rouse	50	1,737

Simon Property Group	75	2,754

TOTAL FINANCIALS		$28,641

Health Care — 17.8%
Affymetrix *	100	$1,855

Amgen *	100	6,131

Caremark Rx *	200	3,982

Eli Lilly	50	3,191

Express Scripts *	70	4,127

ICOS *	100	2,675

Medtronic	75	3,581

Pharmaceutical Product Development *	50	1,309

Quest Diagnostics *	30	1,792

TOTAL HEALTH CARE		$28,643

Industrials — 1.8%
Ryanair Holdings, ADR *	75	2,975

TOTAL INDUSTRIALS		$2,975

Information Technology — 23.4%
Affiliated Computer Services, Cl A *	80	3,816

Analog Devices *	75	2,484

BearingPoint *	250	2,042

Cadence Design Systems *	150	1,715

Celestica *	150	1,734

Ceridian *	150	2,093

Cisco Systems *	175	2,632

Cognos *	50	1,357

Computer Associates International	200	3,248

Concord EFS *	135	1,867

Cree *	75	1,496

Dell Computer *	100	2,891

Jabil Circuit *	125	2,337

Microsoft	40	1,023

STMicroelectronics NV, ADR	75	1,544

Symantec *	50	2,198

Taiwan Semiconductor Manufacturing, ADR *	150	1,255

Yahoo *	75	1,858

TOTAL INFORMATION TECHNOLOGY		$37,590

TOTAL COMMON STOCK (COST $148,998)		$159,034

Description	Shares	Market Value

Related Party Money Market Portfolio — 4.4%
ARK Money Market Portfolio Institutional Class Ú	7,097	$7,097

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $7,097)		$7,097

TOTAL INVESTMENTS — 103.2% (COST $156,095)		$166,131

OTHER ASSETS & LIABILITIES, NET — (3.2)%		$(5,161)

TOTAL NET ASSETS — 100.0%		$160,970

*	Non-income producing security
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

16

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SOCIAL ISSUES PORTFOLIOS

SOCIAL ISSUES

SMALL-CAP EQUITY PORTFOLIO

H. Giles Knight

PORTFOLIO MANAGER

H. Giles Knight is manager of the Social Issues Small-Cap Equity Portfolio and is manager of another ARK Funds Portfolio. He has been a Principal of AIA and Portfolio Manager since 1996, a Senior Vice President of Allfirst Bank from 1995 to 2003 and a Senior Vice President of M&T Trust since 2003. Mr. Knight has more than 30 years of experience in the investment industry.

Management Discussion and Analysis

Small-cap stocks had a tough year as investors faced the uncertainty of war in Iraq, a very weak and unresponsive economy, and continued destructive revelations concerning the accounting practices of the likes of Enron, WorldCom, and Tyco. Small-cap stocks suffered disproportionately because of their added financial and market risks. Their lack of liquidity made for many jarring declines as a few cents earnings miss could severely diminish a stock’s value.

The Portfolio had a disappointing fiscal year due mainly to weak third and fourth quarters. The third quarter suffered from our lower technology weighting as this group rallied in late October, and the fourth quarter was hurt by earning disappointments from three stocks: Accredo Health, Hilb Rogal & Hamilton, and Overture Services. These companies provided earnings shortfalls or weaker forward guidance, which then triggered selling among shareholders.

It appears that the Federal Reserve’s monetary stimulus has had a positive impact on the United States economy. The Portfolio has been positioned more aggressively with overweightings in information technology, health care, and telecommunications. Standard Pacific, WCI Communities, and Brookfield Homes are home builders that we feel have the potential to continue to do well in an atmosphere of low interest rates. Semiconductor producers such as Intersil, Integrated Circuits, and Micrel have the potential to participate in anticipated “chip” capital spending increases.

APRIL 30, 2003    /    ANNUAL REPORT

18

SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO

Performance as of April 30, 2003

INSTITUTIONAL CLASS SHARES: VALUE OF A $50,000 INVESTMENT

	Inst’l Class Shares	Russell 2000 Growth Index	Russell 2000 Index
Three month cumulative return	1.52%	8.16%	7.54%

Six month cumulative return	-4.34%	7.67%	7.55%

One year total return	-29.15%	-23.50%	-20.76%

Annualized total return inception to date	8.75%	—	—

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Portfolio’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains. Institutional Class Shares were offered beginning July 3, 2001.

The mountain chart illustrates the comparative performance of $50,000 invested in Institutional Class Shares of the Social Issues Small-Cap Equity Portfolio, the Russell 2000 Growth Index and the Russell 2000 Index from July 3, 2001, commencement of operations, to April 30, 2003. The performance of the indices reflects an initial investment at the end of the month following the Portfolio’s inception. The performance of the Portfolio assumes the reinvestment of all dividends and capital gains. The total return of the Portfolio includes expenses that reduce returns, while the total return of the benchmark comparisons do not include expenses. The Portfolio is professionally managed, while the benchmark comparisons are unmanaged and is not available for investment.

During the period certain fees were waived or expenses reimbursed; otherwise total returns would have been lower. The Portfolio invests in smaller to medium capitalization companies which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. In addition, the Portfolio’s investments are subject to social screens. Because of these screens, Portfolio management may forego opportunities to buy certain securities when it is economically advantageous to do so, or may sell certain securities for social reasons when it is otherwise disadvantageous to do so. The Portfolio’s low asset level may subject the fund to greater volatility due to the potential impact of large shareholder transactions or an individual security’s performance. Such events increase the Portfolio’s volatility compared with similarly managed portfolios that have higher asset levels.

The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions of the redemption of Portfolio shares.

Schedule of Investments

Description	Shares	Market Value

Common Stock — 100.5%

Consumer Discretionary — 21.8%
AC Moore Arts & Crafts *	600	$10,338

Brookfield Homes	1,000	15,150

Central Garden & Pet *	700	16,961

Emmis Communications, Cl A *	600	11,382

Gevity HR	500	4,705

Hot Topics *	450	11,003

Meredith	450	19,449

SCP Pool *	300	9,903

Standard-Pacific	250	7,563

Steven Madden *	700	12,404

Strayer Education	250	16,260

WCI Communities *	400	5,532

TOTAL CONSUMER DISCRETIONARY		$140,650

Energy — 6.7%
Grant Prideco *	700	7,987

Patina Oil & Gas	300	10,359

Range Resources *	900	5,319

Tom Brown *	800	19,616

TOTAL ENERGY		$43,281

Financials — 10.2%
Columbia Bancorp	500	12,820

East-West Bancorp	400	13,540

Greater Bay Bancorp	700	11,200

Max Re Capital	200	2,650

Sterling Bancshares	900	10,715

UCBH Holdings	600	15,264

TOTAL FINANCIALS		$66,189

ANNUAL REPORT    /    APRIL 30, 2003

19

SOCIAL ISSUES SMALL-CAP EQUITY PORTFOLIO (concluded)

Description	Shares	Market Value

Health Care — 18.3%
ICOS *	200	$5,350

Idexx Laboratories *	450	17,550

Mentor	500	9,255

Orthofix International *	450	12,668

PSS World Medical *	1,100	6,611

Pediatrix Medic Group *	500	15,935

Perrigo	700	10,752

Possis Medical *	800	15,360

Taro Pharmaceuticals *	250	11,440

Zoll Medical *	400	12,920

TOTAL HEALTH CARE		$117,841

Industrials — 9.7%
Chicago Bridge & Iron	700	14,000

Dionex *	400	13,764

OMI *	2,800	13,580

Oshkosh Truck	200	11,200

Regis	350	9,916

TOTAL INDUSTRIALS		$62,460

Information Technology — 30.4%
ADC Telecommunications *	1,900	4,537

Anixter International *	500	11,490

Autodesk	900	14,004

Avid Technology *	550	15,108

Cognizant Technology Systems *	775	13,919

Concur Technologies *	600	3,606

Cray *	800	6,040

Cypress Semiconductor *	800	6,976

Exar *	500	7,375

Integrated Circuit Systems *	900	19,548

Intersil, Cl A *	1,000	18,500

Kopin *	100	481

Legato Systems *	125	740

Marvel Technology Group *	600	13,847

Micrel *	900	10,539

Perot Systems, Cl A *	500	5,310

Pixelworks *	1,300	9,685

RSA Security *	600	5,754

Rambus *	600	8,580

Sandisk *	550	13,310

Seachange International *	900	7,245

TOTAL INFORMATION TECHNOLOGY		$196,594

Description	Shares	Market Value

Telecommunication Services — 2.0%
Nextel Partner, Cl A *	1,200	$6,972

Western Wireless *	1,000	6,120

TOTAL TELECOMMUNICATION SERVICES		$13,092

Utilities — 1.4%
AES *	1,500	9,015

TOTAL UTILITIES		$9,015

TOTAL COMMON STOCK (COST $624,474)		$649,122

Related Party Money Market Portfolio — 2.7%
ARK Money Market Portfolio Institutional Class Ú	17,615	17,615

TOTAL RELATED PARTY MONEY MARKET PORTFOLIO (COST $17,615)		$17,615

TOTAL INVESTMENTS — 103.2% (COST $642,089)		$666,737

OTHER ASSETS & LIABILITIES, NET — (3.2)%		$(20,964)

TOTAL NET ASSETS — 100.0%		$645,773

*	Non-income producing security
Ú	This money market portfolio is advised by Allied Investment Advisors, Inc. who also serves as advisor of this portfolio.

Cl — Class

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

20

STATEMENTS OF ASSETS AND LIABILITIES

As of April 30, 2003	Social Issues Intermediate Fixed Income Portfolio	Social Issues Blue Chip Equity Portfolio	Social Issues Capital Growth Portfolio	Social Issues Small-Cap Equity Portfolio
Assets:
Investments at Market Value (Cost $3,283,701, $775,975, $156,095, $642,089, respectively)	$3,426,766	$728,673	$166,131	$666,737

Interest Receivable	39,180	735	77	47

Receivable for Investment Securities Sold	—	—	—	31,769

Receivable for Capital Shares Sold	15,000	—	—	—

Prepaid Expenses	1,094	6,083	4	15

Other Assets	—	—	68	268

TOTAL ASSETS	3,482,040	735,491	166,280	698,836

Liabilities:
Distribution Payable	5,517	—	—	—

Payable for Investment Securities Purchased	207,488	—	1,934	30,985

Payable to Investment Advisor	—	—	1,246	19,706

Accrued Expenses:
Investment Advisory Fees	197	—	—	—

Administrator Fees	28	70	47	—

Shareholder Servicing Fees	26	6	1	5

Custody Fees	945	593	1,237	1,492

Transfer Agency Fees	852	1,200	828	823

Other Expense Payables	265	124	17	52

TOTAL LIABILITIES	215,318	1,993	5,310	53,063

Net Assets:
Paid in Capital	3,221,536	1,409,144	204,448	697,397

Undistributed (Distributions in Excess of) Net Investment Income	(19)	469	1	—

Accumulated Net Realized Loss on Investments	(97,860)	(628,813)	(53,515)	(76,272)

Net Unrealized Appreciation (Depreciation) on Investments	143,065	(47,302)	10,036	24,648

TOTAL NET ASSETS	$3,266,722	$733,498	$160,970	$645,773

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)

Institutional Class Shares	312,970	106,993	24,863	64,304

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE —INSTITUTIONAL CLASS SHARES	$10.44	$6.86	$6.47	$10.04

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

21

STATEMENTS OF OPERATIONS

For the Fiscal Year Ended April 30, 2003	Social Issues Intermediate Fixed Income Portfolio	Social Issues Blue Chip Equity Portfolio	Social Issues Capital Growth Portfolio	Social Issues Small-Cap Equity Portfolio
Investment Income:
Dividend	$1,471	$16,408	$1,152	$2,434

Less: Foreign Taxes Withheld	—	(64)	(8)	—

Interest	109,123	340	44	291

TOTAL INVESTMENT INCOME	110,594	16,684	1,188	2,725

Expenses:
Investment Advisory Fees	15,976	7,575	1,012	2,697

Administrator Fees	22,420	25,145	24,318	24,394

Shareholder Servicing Fees — Institutional Class Shares	3,994	1,623	217	506

Transfer Agency Fees	5,189	5,560	5,239	5,271

Custodian Fees	8,144	5,411	11,891	10,905

Accounting Fees	24,367	24,252	24,059	23,895

Professional Fees	346	100	17	47

Registration Fees	143	85	7	20

Printing	204	55	11	27

Trustee Fees and Expenses	107	50	5	12

Compliance Fees	5,487	3,719	379	415

Miscellaneous Fees	7,096	781	159	307

TOTAL EXPENSES	93,473	74,356	67,314	68,496

Less Waivers:
Investment Advisory Fees	(15,779)	(7,575)	(1,012)	(2,697)

Administrator Fees	(1,997)	(812)	(103)	(232)

Shareholder Servicing Fees — Institutional Class Shares	(3,082)	(979)	(164)	(377)

TOTAL WAIVERS	(20,858)	(9,366)	(1,279)	(3,306)

Less Expense Reimbursement by Advisor	(49,448)	(53,844)	(64,489)	(61,077)

TOTAL NET EXPENSES	23,167	11,146	1,546	4,113

NET INVESTMENT INCOME (LOSS)	87,427	5,538	(358)	(1,388)

Net Realized Gain (Loss) on Investments	14,475	(595,669)	(27,145)	(110,485)

Net Unrealized Appreciation (Depreciation) on Investments	136,910	181,794	9,353	2,674

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	151,385	(413,875)	(17,792)	(107,811)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$238,812	$(408,337)	$(18,150)	$(109,199)

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

22

STATEMENTS OF CHANGES IN NET ASSETS

For the Fiscal Year Indicated	Social Issues Intermediate Fixed Income Portfolio		Social Issues Blue Chip Equity Portfolio		Social Issues Capital Growth Portfolio		Social Issues Small-Cap Equity Portfolio
	05/01/02 to 04/30/03	05/29/01* to 04/30/02	05/01/02 to 04/30/03	05/30/01* to 04/30/02	05/01/02 to 04/30/03	07/03/01* to 04/30/02	05/01/02 to 04/30/03	07/03/01* to 04/30/02
Operations:
Net Investment Income (Loss)	$87,427	$93,655	$5,538	$5,875	$(358)	$(198)	$(1,388)	$(434)

Net Realized Gain (Loss) on Investments	14,475	(110,696)	(595,669)	(33,144)	(27,145)	(26,370)	(110,485)	59,261

Net Change in Unrealized Appreciation (Depreciation) on Investments	136,910	6,155	181,794	(229,096)	9,353	683	2,674	21,974

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	238,812	(10,886)	(408,337)	(256,365)	(18,150)	(25,885)	(109,199)	80,801

Distributions to Shareholders:

Net Investment Income
Institutional Class Shares	(87,426)	(93,655)	(5,975)	(4,969)	(12)	(90)	—	—

Net Capital Gains
Institutional Class Shares	—	(1,659)	—	—	—	—	(20,601)	(3,697)

TOTAL DISTRIBUTIONS	(87,426)	(95,314)	(5,975)	(4,969)	(12)	(90)	(20,601)	(3,697)

Capital Share Transactions:

Institutional Class Shares
Shares Issued	1,073,007	5,093,222	174,575	2,114,439	69,947	140,100	570,948	408,378

Shares Issued in Lieu of Cash Distributions	39,721	64,877	3,181	1,473	9	51	20,601	3,697

Shares Redeemed	(56,511)	(2,992,780)	(784,524)	(100,000)	(5,000)	—	(142,457)	(162,698)

TOTAL INSTITUTIONAL CLASS SHARE TRANSACTIONS	1,056,217	2,165,319	(606,768)	2,015,912	64,956	140,151	449,092	249,377

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	1,056,217	2,165,319	(606,768)	2,015,912	64,956	140,151	449,092	249,377

NET INCREASE (DECREASE) IN NET ASSETS	1,207,603	2,059,119	(1,021,080)	1,754,578	46,794	114,176	319,292	326,481

Net Assets:

Beginning of period	2,059,119	—	1,754,578	—	114,176	—	326,481	—

END OF PERIOD	$3,266,722	$2,059,119	$733,498	$1,754,578	$160,970	$114,176	$645,773	$326,481

Shares Issued and Redeemed:

Institutional Class Shares
Shares Issued	104,213	505,545	25,244	229,838	10,555	15,071	53,083	31,922

Shares Issued in Lieu of Cash Distributions	3,886	6,494	494	170	1	6	2,032	295

Shares Redeemed	(5,511)	(301,657)	(137,232)	(11,521)	(770)	—	(11,068)	(11,960)

TOTAL INSTITUTIONAL CLASS SHARE TRANSACTIONS	102,588	210,382	(111,494)	218,487	9,786	15,077	44,047	20,257

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(19)	$—	$469	$906	$1	$—	$—	$—

*	Commencement of Operations

The accompanying notes are an integral part of the financial statements.

ANNUAL REPORT    /    APRIL 30, 2003

23

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Fiscal Years Ended April 30,
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Capital Gains	Net Asset Value End of Period (000)	Total Return		Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets*	Ratio of Net Investment Income to Average Net Assets*	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)*	Portfolio Turnover Rate

Social Issues Intermediate Fixed Income Portfolio

INSTITUTIONAL CLASS SHARES
2003	$9.79	0.34	0.65	(0.34)	—	$10.44	10.25%		$3,267	0.87%	3.28%	3.51%	82%

2002(1)	10.00	0.33	(0.21)	(0.33)	— ^	9.79	1.18	†	2,059	0.83	3.53	1.39	260

Social Issues Blue Chip Equity Portfolio

INSTITUTIONAL CLASS SHARES
2003	$8.03	0.04	(1.17)	(0.04)	—	$6.86	(14.05)%		$733	1.03%	0.51%	6.89%	40	%5

2002(2)	10.00	0.03	(1.98)	(0.02)	—	8.03	(19.49	)†	1,755	1.00	0.38	1.88	22

Social Issues Capital Growth Portfolio

INSTITUTIONAL CLASS SHARES
2003	$7.57	(0.01)	(1.09)	— ^	—	$6.47	(14.52)%		$161	1.07%	(0.25)%	46.52%	210%

2002(3)	10.00	(0.01)	(2.41)	(0.01)	—	7.57	(24.25	)†	114	1.05	(0.25)	17.07	154

Social Issues Small-Cap Equity Portfolio

INSTITUTIONAL CLASS SHARES
2003	$16.12	(0.02)	(4.66)	—	(1.40)	$10.04	(29.15)%		$646	1.22%	(0.41)%	20.26%	279%

2002(3)	10.00	(0.02)	6.39	—	(0.25)	16.12	64.47	†	326	1.18	(0.34)	11.13	600

†	Total return is for the period indicated and has not been annualized.
^	Amount rounds to less than $0.01.
*	Periods of less than one year have been annualized.
(1)	Commenced operations on May 29, 2001.
(2)	Commenced operations on May 30, 2001.
(3)	Commenced operations on July 3, 2001.

The accompanying notes are an integral part of the financial statements.

APRIL 30, 2003    /    ANNUAL REPORT

24

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION

ARK Funds (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, amended and restated on March 19, 1993, and further amended on December 10, 1999.

The Fund offers thirty separate investment portfolios as of April 30, 2003:

Social Issues Intermediate Fixed Income Portfolio (“SIIFIP”)

Social Issues Blue Chip Equity Portfolio (“SIBCEP”)

Social Issues Capital Growth Portfolio (“SICGP”)

Social Issues Small-Cap Equity Portfolio (“SISCEP”)

(individually a “Portfolio” and collectively, the “Portfolios”)

U.S. Treasury Cash Management Portfolio

U.S. Government Cash Management Portfolio

Prime Cash Management Portfolio

Tax-Free Cash Management Portfolio

U.S. Treasury Money Market Portfolio

U.S. Government Money Market Portfolio

Money Market Portfolio

Tax-Free Money Market Portfolio

Pennsylvania Tax-Free Money Market Portfolio

Short-Term Treasury Portfolio

Short-Term Bond Portfolio

Maryland Tax-Free Portfolio

Pennsylvania Tax-Free Portfolio

Intermediate Fixed Income Portfolio

U.S. Government Bond Portfolio

Income Portfolio

Balanced Portfolio

Equity Income Portfolio

Value Equity Portfolio

Equity Index Portfolio

Blue Chip Equity Portfolio

Capital Growth Portfolio

Mid-Cap Equity Portfolio

Small-Cap Equity Portfolio

International Equity Portfolio

Emerging Markets Equity Portfolio

The financial statements and notes presented herein are those of SIIFIP, SIBCEP, SICGP, and SISCEP. The financial statements of the other portfolios listed above are not presented herein, but are presented separately. The Fund may issue an unlimited number of shares of each of the Portfolios and may issue shares of one or more classes of each Portfolio.

2.	SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

The following is a summary of significant accounting policies followed by the Portfolios.

Security Valuation — Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity are valued at their amortized cost.

Income Taxes — It is the intention of each Portfolio to comply with the requirements of the Internal Revenue Code, qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

Net Asset Value Per Share — The net asset value per share (“NAV”) of each class of each Portfolio is calculated every business day (i.e., any day that both the New York Stock Exchange and the Federal Reserve Bank are open for business). The NAV is computed by dividing the total assets of each class of the Portfolio, less the liabilities of the class, by the number of outstanding shares of the Portfolio.

Repurchase Agreements — Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that market value of collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

When-Issued Purchases and Forward Commitments — The Portfolios may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward

ANNUAL REPORT    /    APRIL 30, 2003

25

NOTES TO FINANCIAL STATEMENTS

commitment” basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain cash, U.S. government securities, or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price in a segregated account until the settlement date. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes.

Distributions — Dividends from net investment income are declared and paid according to the following table:

Portfolio	Frequency of Declaration of Dividends	Frequency of Payment of Dividends
SIIFIP	Daily	Monthly

SIBCEP	Quarterly	Quarterly

SICGP	Annually	Annually

SISCEP	Annually	Annually

Each Portfolio makes distributions of capital gains, if any, at least annually.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, and may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

The Portfolios have a tax year end of October 31.

On the Statements of Assets and Liabilities, the following adjustments were made:

Portfolio	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in- Capital
SIIFIP	$(20)	$20	$—

SICGP	371	—	(371)

SISCEP	1,388	(5,145)	3,757

The tax character of distributions paid during the tax year ended October 31, 2002 and period ended October 31, 2001 was as follows:

	Ordinary Income		Total

Portfolio	2002	2001	2002	2001
SIIFIP	$110,740	$24,043	$110,740	$24,043

SIBCEP	6,257	2,044	6,257	2,044

SICGP	102	—	102	—

SISCEP	3,697	—	3,697	—

At October 31, 2002 the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation (Depreciation)	Capital and Other Losses
SIIFIP	$6,754	$—	$112,829	$(111,854)

SIBCEP	1,324	—	(166,648)	(541,910)

SICGP	—	—	(1,594)	(48,205)

SISCEP	14,585	858	(19,155)	—

The following Portfolios have estimated capital loss carryforwards at October 31, 2002, which are available to offset future net realized capital gains:

Portfolio	Accumulated Capital Loss Carryforward	Year Expires
SIIFIP	$111,854	2010

SIBCEP	10,680	2009
	531,230	2010

SICGP	6,772	2009
	41,433	2010

Other — Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

APRIL 30, 2003    /    ANNUAL REPORT

26

NOTES TO FINANCIAL STATEMENTS

3.	INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Allied Investment Advisors, Inc. (“AIA”) is the investment advisor to each Portfolio. Pursuant to an investment advisory contract on behalf of each Portfolio, AIA is entitled to receive fees for its advisory services at the annual rates shown in the following table based on the daily average net assets of the Portfolio.

Portfolio	Annual Rate
SIIFIP	0.60%

SIBCEP	0.70%

SICGP	0.70%

SISCEP	0.80%

AIA has contractually agreed to waive a portion of its fees or reimburse expenses for all of the Portfolios in order to limit total operating expenses of such Portfolios.

Pursuant to an exemptive order by the Securities and Exchange Commission, the Portfolios may invest in affiliated money market fund Portfolios, provided that the instruments in affiliated money market fund Portfolios do not exceed 25% of the investing Portfolio’s total assets.

Effective April 1, 2003, AIA became a wholly-owned subsidiary of Manufacturers and Traders Trust Company (“M&T Trust”), the principal financial services operating subsidiary of M&T Bank Corporation (“M&T”), a publicly-traded holding company based in Buffalo, New York. M&T’s ownership of AIA is a result of an agreement entered into on September 26, 2002, among M&T, Allfirst Financial, Inc. and Allied Irish Banks, p.l.c. (“AIB”), under which M&T was to acquire Allfirst Financial Inc. the indirect parent corporation of AIA, and parent corporation of Allfirst Bank, the direct parent of AIA (the “Acquisition”). At a special meeting of shareholders held on January 31, 2003, shareholders of each Portfolio approved a new investment advisory agreement between AIA and the Fund with respect to each Portfolio. The 1940 Act, which regulates investment companies such as the Fund, requires a shareholder vote to approve a new advisory agreement in connection with business transactions such as the Acquisition. The new advisory agreement is substantially identical to the former advisory agreement, except for the dates of execution and termination. The new advisory agreement became effective upon consummation of the Acquisition on April 1, 2003.

Also as a result of the Acquisition, M&T Trust acquired Allfirst Trust Company, N.A., (“Allfirst Trust”) which as of April 30, 2003, served as the Portfolios’ administrator, transfer agent and custodian pursuant to administration, transfer agency and custodian agreements with the Fund. (See Note 6 for additional information concerning the administrator, transfer agent and custodian subsequent to the Portfolios’ fiscal year end.)

Allfirst Trust serves as administrator and transfer agent for the Fund pursuant to an administration agreement. For its services, Allfirst Trust is entitled to receive an administration fee from the Fund at the annual rate of $24,000 per Portfolio, plus 0.085% of the annual average daily net assets of the Portfolios. Allfirst Trust receives annually a $60,000 base fee that is allocated to each portfolio of the Fund based on respective average daily net assets. Under a separate agreement, Allfirst Trust has subcontracted the services to be provided by it under the administration agreement to Forum Administrative Services, LLC (the “Sub-administrator”). Allfirst Trust is responsible for paying a portion of the administration fee it receives from the Fund to the Sub-administrator for the services it provides.

Pursuant to an agreement between the Fund and Allfirst Trust, Allfirst Trust performs transfer agency services. Pursuant to an agreement between Boston Financial Data Services, Inc. (“Boston Financial”) and Allfirst Trust, Boston Financial performs sub-transfer agency services. For the services provided under the agreement with Allfirst Trust, the Fund pays an annual fee of up to $16 per Portfolio account and activity based fees ranging from $0.50 to $12.50 per item and reimbursements for out-of-pocket expenses. Allfirst Trust pays the transfer agency fees and expense reimbursements that it receives from the Fund to Boston Financial.

Pursuant to a custody agreement between the Fund and Allfirst Trust, Allfirst Trust was appointed and serves as the custodian of the assets of the Portfolios. Pursuant to an agreement between Bankers Trust Company (“BTC”) and Allfirst Trust, BTC performs sub-custodial services. For the services provided under the agreement with Allfirst Trust, the Fund pays 0.015% of the market value of the assets of the Portfolios, plus transaction fees ranging from $5 to $75 per item and reimbursement for out-of-pocket expenses. Allfirst Trust is responsible for paying a portion of the custody fees it receives from the fund to BTC for the custody services it provides.

4.	SHAREHOLDER SERVICES PLANS

The Fund has adopted a Shareholder Services Plan on behalf of the Institutional Class Shares of each Portfolio. Institutional Class Shares’ shareholder services fees, as a percentage of average daily net assets of the class, may be up to 0.15% as authorized by the Board.

ANNUAL REPORT    /    APRIL 30, 2003

27

NOTES TO FINANCIAL STATEMENTS

5.	INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. government securities during the year ended April 30, 2003, were as follows:

Portfolio	Purchases	Sales
SIIFIP	$727,091	$411,402

SIBCEP	414,803	1,007,760

SICGP	355,410	281,631

SISCEP	1,342,660	879,157

The purchases and sales of U.S. government securities were as follows:

Portfolio	Purchases	Sales
SIIFIP	$2,455,188	$1,598,074

For federal income tax purposes, cost, aggregate gross unrealized appreciation and depreciation of securities at April 30, 2003 were not materially different from amounts reported for financial reporting purposes. For each Portfolio, these amounts were as follows:

Portfolio	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
SIIFIP	$143,191	$(126)	$143,065

SIBCEP	43,463	(90,765)	(47,302)

SICGP	12,913	(2,877)	10,036

SISCEP	44,872	(20,224)	24,648

6.	SIGNIFICANT EVENTS AFTER APRIL 30, 2003

As a result of the Acquisition described in Note 3, effective June 13, 2003, Allfirst Trust, the administrator, transfer agent and custodian to the Fund was merged into M&T Trust and no longer maintains a separate corporate existence. In connection with that merger, effective June 16, 2003, M&T Trust serves as the administrator and transfer agent to the Fund as a result of the assignment of the Fund’s administration and transfer agency agreements with Allfirst Trust to M&T Trust. The compensation provisions under the agreements are unchanged.

Effective June 1, 2003, State Street Bank Corporation (“State Street”) serves as custodian of the assets of the Portfolios pursuant to a custodian agreement between State Street and the Fund.

M&T Trust also serves as the administrator to the VISION Group of Funds (“VISION Funds”), a mutual fund family that offers different classes of shares in separate investment portfolios for which M&T Asset Management, a department of M&T Trust, serves as investment adviser. In connection with the Acquisition described above, the Board of Trustees of the Fund has authorized the reorganization of each Portfolio into a newly created or existing portfolio of the VISION Funds. On May 16, 2003, the VISION Funds filed a preliminary proxy statement/prospectus on Form N-14, which sets forth the reorganization proposals to be submitted to shareholders of each Portfolio, who will vote separately on the proposal to reorganize their respective Portfolio. The VISION Funds filed an amendment to the Form N-14 filing on May 23, 2003 with a proposed effective date for the preliminary proxy statement/prospectus of June 23, 2003. According to the preliminary proxy statement/prospectus, only shareholders of record of the Fund at the close of business on June 16, 2003 will be entitled to notice of and to vote at the shareholder meeting scheduled for August 14, 2003, and any postponement or adjournment thereof. Under the proposed agreement and plan of reorganization, if approved by shareholders of a Portfolio, the shareholders of that Portfolio will receive shares of a comparable VISION Fund. According to the preliminary proxy statement/prospectus, the reorganization is currently anticipated to occur in August, assuming shareholder approval is obtained.

APRIL 30, 2003    /    ANNUAL REPORT

28

INDEPENDENT AUDITORS’ REPORT

The Board of Trustees and Shareholders

ARK Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small-Cap Equity Portfolio, portfolios of ARK Funds (the “Portfolios”), as of April 30, 2003, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Social Issues Intermediate Fixed Income Portfolio, Social Issues Blue Chip Equity Portfolio, Social Issues Capital Growth Portfolio, and Social Issues Small Cap Equity Portfolio as of April 30, 2003, the results of their operations, the changes in their net assets and their financial highlights for the years or periods specified above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

June 16, 2003

ANNUAL REPORT    /    APRIL 30, 2003

29

TRUSTEES OF THE FUND (Unaudited)

Name, Age and Contact Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustees outside ARK Funds Complex

Interested Trustee

Rick A Gold[1] Born: August 4, 1949 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	President and Trustee	since 2000	Senior Vice President of M&T Trust, the parent company of AIA (since 2003); Executive Vice President of Asset Management Group of Allfirst Financial, Inc., the former parent company to Allfirst Trust and AIA (1999-2003); Chief Executive Officer and Director of AIA and Allfirst Trust (1997-2003).	30	None

Disinterested Trustees

William H. Cowie, Jr. Born: January 24, 1931 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee and Chairman	since 1993	Retired	30	None

David D. Downes Born: July 16, 1935 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee	since 1995	Attorney in private practice (since October 1996)	30	None

Sir Victor Garland Born: May 5, 1934 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee	since 2000	Private Investor (since 1994)	30

Director and Chairman: Henderson Far East Income Trust plc (Chairman since 1990). Director: The Throgmorton Trust plc. Director: Framington Income and Capital Trust plc.

Director and Chairman: Fidelity Asian Values plc (Chairman since 2001). Director and Chairman: Govett Enhanced Income Investment Trust plc.

Director: GEIIT plc.

Director: Govett Asian Income and Growth Trust Ltd.

Charlotte R. Kerr Born: September 26, 1946 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee	since 1993	Practitioner and faculty member of Traditional Acupuncture Institute.	30	None

Richard B. Seidel Born: April 20, 1941 c/o ARK Funds 100 East Pratt Street, 15th Floor, M/C 104-410 Baltimore, MD 21202	Trustee	since 1998	Director and President (since 1994) of Girard Partners (a registered broker-dealer).	30	None

1	Mr. Gold is deemed to be an “interested person” due to his affiliation with AIA and M&T Trust (See Note 6 of Notes to the Financial Statements).

Additional information concerning the Trustees is contained in the Statement of Additional Information (“SAI”) and is available by contacting the Fund at 1-800-275-3863.

APRIL 30, 2003    /    ANNUAL REPORT

30

31

OFFICERS OF THE FUND (Unaudited)

Name, Age and Contact Address	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Stacey E. Hong Born: May 10, 1966 Two Portland Square, Portland, ME 04101	Treasurer	since 2002	Director of Forum Accounting Services, LLC (since 1998).

Michele L. Dalton Born: February 16, 1959 100 East Pratt Street, 15th Floor, Baltimore, MD 21202	Vice President and Assistant Secretary	since 2000	Vice President of M&T Trust (since 2003); Senior Vice President of Allfirst Financial, Inc. (1994-2003).

Thomas R. Rus Born: October 11, 1959 100 East Pratt Street, 17th Floor, Baltimore, MD 21202	Secretary	since 2000	Vice President of M&T Trust (since 2003); Vice President and Counsel of Allfirst Trust and Allfirst Bank and Compliance Officer of Allfirst Trust (1995-2003).

D. Blaine Riggle Born: November 12, 1966 Two Portland Square, Portland, ME 04101	Vice President and Assistant Secretary	since 2002	Relationship Manager and Counsel for Forum Financial Group, LLC (associated since 1998).

Cheryl O. Tumlin Born: June 30, 1966 Two Portland Square, Portland, ME 04101	Vice President and Assistant Secretary	since 2002	Counsel for Forum Financial Group, LLC (associated from 1996-1999 and again since 2001); former Counsel at I-many, Inc. (1999-2001).

Dawn L. Taylor Born: May 14, 1964 Two Portland Square, Portland, ME 04101	Assistant Treasurer	since 2002	Tax Manager at Forum Financial Group, LLC (since 1997).

Nathan V. Gemmiti Born: August 6, 1970 Two Portland Square, Portland, ME 04101	Assistant Secretary	since 2002	Staff Attorney, Forum Financial Group, LLC (since 2001); Associate, Pierce Atwood (a law firm) (1998-2001).

ANNUAL REPORT    /    APRIL 30, 2003

NOTES

INVESTMENT ADVISOR

Allied Investment Advisors, Inc.

Baltimore, Maryland

TRUSTEES

William H. Cowie, Jr.

David D. Downes

Sir Victor Garland

Rick A. Gold

Charlotte R. Kerr

Richard B. Seidel

ADMINISTRATOR

Allfirst Trust Company, N.A.

Baltimore, Maryland

DISTRIBUTOR

ARK Funds Distributors, LLC

Portland, Maine

LEGAL COUNSEL

Kirkpatrick & Lockhart LLP

Washington, D.C.

INDEPENDENT AUDITORS

KPMG LLP

Boston, Massachusetts

CUSTODIAN

Allfirst Trust Company, N.A.

Baltimore, Maryland

100 EAST PRATT STREET, 15TH FLOOR  |  MAIL CODE 104-410  |  BALTIMORE, MD 21202

We are pleased to send you this Annual Report for the fiscal year ended April 30, 2003.  This report contains important information about your investments in ARK Funds. Because we are sending a report to each person listed as shareholder, you  (or your household) may receive more than one report.

This material must be preceded or accompanied by a current prospectus. ARK-AR-003-0603	recycled content

ITEM 2.    CODE OF ETHICS.

Not applicable.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.    [RESERVED]

ITEM 6.    [RESERVED]

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    [RESERVED]

ITEM 9.    CONTROLS AND PROCEDURES

(a)—The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)—There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.    EXHIBITS.

(a) Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).